EXECUTION COPY

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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                           Dated as of April 1, 2000,

                                       TO

                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                          dated as of December 1, 1999

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2000-QS5

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Article I         DEFINITIONS...............................................................3
             Section 1.01.  Definitions.....................................................3
             Section 1.02.  Use of Words and Phrases.......................................11

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........12

             Section 2.01.  Conveyance of Mortgage Loans.  (See Section 2.01 of the
                                    Standard Terms)........................................12

             Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard
                                    Terms).................................................12

             Section 2.03.  Representations, Warranties and Covenants of the Master
                                    Servicer and the Company...............................12

             Section 2.04.  Representations and Warranties of Sellers. (See Section 2.04
                                    of the Standard Terms).................................15

             Section 2.05.  Execution and Authentication of Certificates...................15

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................16

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................17

             Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard
                                    Terms).................................................17

             Section 4.02.  Distributions..................................................17

             Section 4.03.  Statements to Certificateholders.  (See Section 4.03 of the
                               Standard Terms and Exhibit Three attached hereto)...........25

             Section 4.04.   Distribution of Reports to the Trustee and the Company;
                                Advances by the Master Servicer. (See Section 4.04
                                of the Standard Terms).....................................25

             Section 4.05.   Allocation of Realized Losses.................................25

             Section 4.06.    Reports of Foreclosures and Abandonment of Mortgaged
                                 Property (See Section 4.06 of the Standard Terms).........26

             Section 4.07.    Optional Purchase of Defaulted Mortgage Loans.  (See
                                      Section 4.07 of the Standard Terms)..................26

             Section 4.08.    Surety Bond. (See Section 4.08 of the Standard Terms)........26

Article V         THE CERTIFICATES.........................................................27

Article VI        THE COMPANY AND THE MASTER SERVICER......................................28

Article VII       DEFAULT..................................................................29

Article VIII      CONCERNING THE TRUSTEE...................................................30

Article IX        TERMINATION..............................................................31

Article X         REMIC PROVISIONS.........................................................32

             Section 10.01.  REMIC Administration.  (See Section 10.01 of the Standard Terms)32

             Section 10.02.   Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                    Section 10.02 of the Standard Terms)...................................32

             Section 10.03.   Designation of REMIC.........................................32

             Section 10.04.  Compliance with Withholding Requirements......................32

Article XI        MISCELLANEOUS PROVISIONS.................................................33

             Section 11.01   Amendment.  (See Section 11.01 of the Standard Terms).........33

             Section 11.02.  Recordation of Agreement;  Counterparts.  (See Section
                                 11.02 of the Standard Terms)..............................33

             Section 11.03.  Limitation on Rights of Certificateholders.  (See Section
                                 11.03  of the Standard Terms).............................33

             Section 11.04.   Governing Laws.  (See Section 11.04 of the Standard
                                  Terms)...................................................33

             Section 11.05.    Notices.....................................................33

             Section 11.06.    Required Notices to Rating Agency and Subservicer.
                                   (See Section 11.06 of the Standard Terms)...............34

             Section 11.07.     Severability of Provisions. (See Section 11.07 of the
                                    Standard Terms)........................................34

             Section 11.08.     Supplemental Provisions for Resecuritization.
                                    (See Section 11.08 of the Standard Terms)..............34

             Section 11.09.      Allocation of Voting Rights...............................34



                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of December 1, 1999

        This is a Series Supplement, dated as of April 1, 2000 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                               Initial                                         Standard &
                              Certificate                                        Poor's/
               Pass-Through    Principal                        Maturity       ------------     Minimum
 Designation      Rate         Balance       Features1            Date            Fitch      Denominations2
                                      -
Class A-1         7.75%     $92,675,000.00    Senior/PAC     April 25, 2030      AAA/AAA       $25,000.00
Class A-2         7.75%     $74,478,000.00    Senior/TAC/    April 25, 2030      AAA/AAA       $25,000.00
                                               Accretion
                                               Directed

Class A-3         7.75%     $10,750,000.00      Senior       April 25, 2030      AAA/AAA       $25,000.00
Class A-4         7.75%     $21,700,000.00   Senior/Lockout                      AAA/AAA       $25,000.00
Class A-5         7.75%      $1,075,000.00   Senior/Accrual/CAprili25, 2030      AAA/AAA       $25,000.00
Class A-P         0.00%        $145,114.60     Principal     April 25, 2030      AAAr/AAA      $25,000.00
                                              Only/Senior

Class A-V       Variable             $0.00     Variable      April 25, 2030      AAAr/AAA    4
               Rate3                         Strip/Senior
Class R           7.75%            $100.00   Residual/Senior April 25, 2030      AAA/AAA     5
Class M-1         7.75%                        Mezzanine     April 25, 2030       NA/AA        $25,000.00
                            $8,141,800.00

Class M-2         7.75%     $2,822,400.00      Mezzanine     April 25, 2030        NA/A       $250,000.00
Class M-3         7.75%     $2,388,200.00      Mezzanine     April 25, 2030       NA/BBB      $250,000.00
Class B-1         7.75%     $1,411,200.00     Subordinate    April 25, 2030       NA/BB       $250,000.00
Class B-2         7.75%       $651,400.00     Subordinate    April 25, 2030        NA/B       $250,000.00
Class B-3         7.75%       $868,514.12     Subordinate    April 25, 2030       NA/NA       $250,000.00


____________________________-
1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3    The Initial Pass-Through Rate on the Class A-V Certificates is 1.0085%.

4 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

5 The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $217,106,728.72.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   Article I

                                   DEFINITIONS

Section 1.01.  Definitions.
               -----------

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Accrual Certificates:  Any of the Class A-5 Certificates.

        Accrual Distribution Amount: With respect to any Distribution Date on or prior to the Accretion Termination Date, an amount equal to the amount of the Accrued Certificate Interest on the Class A-5 Certificates that is added to the Certificate Principal Balance thereof on such Distribution Date pursuant to
Section 4.02(h).

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2000-QS5" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  April 28, 2000.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2000-QS5.

        Cut-off Date: April 1, 2000.

        Discount Net Mortgage Rate: 7.75% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $21,522, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on May 1, 2000, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 3.75%            Class B-1: 0.65%
        Class M-2: 1.30%            Class B-2: 0.30%
        Class M-3: 1.10%            Class B-3: 0.40%

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in May 2005 will be 0%, and for any Distribution Date thereafter will be as follows: 30% for any Distribution Date on or after May 2005 and prior to May 2006; 40% for any Distribution Date on or after May 2006 and prior to May 2007; 60% for any Distribution Date on or after May 2007 and prior to May 2008; 80% for any Distribution Date on or after May 2008 and prior to May 2009; and 100% for any Distribution Date thereafter.

     Maturity Date: April 25, 2030, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

(iii)   the maturity of the Mortgage Note ("MATURITY DATE");

(iv)    the Mortgage Rate ("ORIG RATE");

(v)     the Subservicer pass-through rate ("CURR NET");

(vi)    the Net Mortgage Rate ("NET MTG RT");

(vii)   the Pool Strip Rate ("STRIP");

(viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(ix)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(x)     the Loan-to-Value Ratio at origination ("LTV");

(xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-V and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 1.0085% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Planned Principal Balance: With respect to the Class A-1 Certificates and any Distribution Date, the amount set forth in the Prospectus Supplement dated April 25, 2000 in the table entitled "Planned Principal Balances and Targeted Principal Balances," under the column entitled "Class A-1 Planned Principal Balances."

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in May 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Senior Certificate: Any one of the Class A or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i), Section 4.02(a)(ii)(W) and Section 4.02(a)(ii)(X), or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,171,067 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 23.01% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal
Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Targeted Principal Balance: With respect to the Class A-2 Certificates and any Distribution Date, the amount set forth in the Prospectus Supplement dated April 25, 2000 in the table entitled "Planned Principal Balances and Targeted Principal Balances," under the column entitled "Class A-2 Targeted Principal Balances."

        Uncertificated Class A-V REMIC Regular Interests or Uncertificated REMIC Regular Interests: The 1,511 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,511, each relating to a particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   Article II


                          CONVEYANCE OF MORTGAGE LOANS;


                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)  For representations,  warranties and covenants of the Master Servicer,  see
     Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except with respect to twenty-four Mortgage Loans representing approximately 1.3% of the Mortgage Loans, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a Primary Insurance Policy covering at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 12% of the balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 54.03% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 14.18% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 3.08% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 25.06% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi) One of the Mortgage Loans, representing 0.1% of the Mortgage Loans, is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

(xiv) One of the Mortgage Loans, representing approximately 0.12% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) Not more than 0.4% of the Mortgage Loans by aggregate  Stated  Principal
        Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations that evidence ownership of the entire Trust Fund.

                                  Article III


                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS

                     (See Article III of the Standard Terms)

                                   Article IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (W) to the Class A-P Certificates, the Class A-P Principal Distribution Amount;

                         (X)  to  the  Class  A-2   Certificates,   the  Accrual
                    Distribution Amount; and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

          (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

          (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

          (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

     (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

     (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

     (D) any Excess Subordinate Principal Amount for such Distribution Date; and

     (E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv), and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

          (xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                    (A) the related Discount  Fraction of the principal  portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                    (B) the related Discount  Fraction of the principal  portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                    (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                    (D) any amounts  allocable  to  principal  for any  previous
               Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                    (E) the amount of any Class A-P  Collection  Shortfalls  for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

     (ii) second, the Accrual Distribution Amount shall be distributed to the Class A-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

     (iii) third, the Senior Principal Distribution Amount shall be distributed as follows:

                    (A) first, to the Class A-4 Certificates in reduction of the
               Certificate Principal Balance thereof, an amount equal to the Lockout Percentage of the Class A-4 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the Certificate Principal Balance of all of the Senior
               Certificates (other than the Class A-P Certificates)) of the Senior Principal Distribution Amount; and

                      (B) second, the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (iii)(A) above shall be distributed as follows:

                    (1)  first,   to  the  Class  R   Certificates,   until  the
                         Certificate Principal Balance thereof has been reduced to zero;

                      (2) second, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to the Planned Principal Balance for such Distribution Date;

                      (3) third, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to the Targeted Principal Balance for such Distribution Date;

                    (4) fourth, to the Class A-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (5) fifth, to the Class A-2 Certificates (without regard to the Targeted Principal Balance for such Distribution Date), until the Certificate Principal Balance thereof has been reduced zero;

                      (6) sixth, to the Class A-1 Certificates (without regard to the Planned Principal Balance for such Distribution Date), until the Certificate Principal Balance thereof has been reduced zero;

                    (7) seventh, to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                      (8)   eighth,  to the  Class A-4  Certificates,  until the
                            Certificate   Principal  Balance  thereof  has  been
                            reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such
Realized   Loss  was   allocated),   and   within   each   such   Class  to  the
Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(h) On each Distribution Date preceding the Accretion Termination Date, Accrued Certificate Interest on the Class A-5 Certificates will be added to the Certificate Principal Balance of the Class A-5 Certificates and such amount will thereafter accrue interest at a rate of 7.75% per annum. On the Accretion Termination Date, the Accrued Certificate Interest on the Class A-5 Certificates for such date will be payable to the holders of the Class A-2 Certificates as a distribution of principal until the Certificate Principal Balance thereof has been reduced to zero, any such amount will be added to the Certificate Principal Balance of the Class A-5 Certificates, and any remaining amount of Accrued Certificate Interest will be paid to the holders of the Class A-5 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof; provided, however, if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for such date will be payable to the holders of the Class A-5 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof.

     Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

     Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

     Section 4.05. Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that the Certificate Principal Balance of the Accrual Certificates for purposes this Section 4.05 shall be the lesser of (a) the Certificate Principal Balance of the Accrual Certificates as of the Cut-off Date, and (b) the Certificate Principal Balance of the Accrual Certificates as of the date of determination. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

     Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

     Section 4.07.  Optional Purchase of Defaulted  Mortgage Loans. (See Section
          4.07 of the Standard Terms)

     Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)

                                    Article V


                                THE CERTIFICATES

                      (See Article V of the Standard Terms)

                                   Article VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms)

                                  Article VII


                                     DEFAULT

                     (See Article VII of the Standard Terms)

                                  Article VIII


                             CONCERNING THE TRUSTEE

                    (See Article VIII of the Standard Terms)

                                   Article IX

                                   TERMINATION

                     (See Article IX of the Standard Terms)

                                   Article X


                                REMIC PROVISIONS

     Section 10.01. REMIC Administration. (See Section 10.01 of the Standard Terms)

     Section  10.02.   Master   Servicer;   REMIC   Administrator   and  Trustee
          Indemnification. (See Section 10.02 of the Standard Terms)

     Section 10.03. Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   Article XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. (See Section 11.01 of the Standard Terms)

     Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

     Section 11.03.  Limitation  on Rights of  Certificateholders.  (See Section
          11.03 of the Standard Terms)

     Section 11.04. Governing Laws. (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

---------------------------------- --------------------------------------------
            Recipient                                         Address

---------------------------------- --------------------------------------------
---------------------------------- --------------------------------------------
Company                            8400 Normandale Lake Boulevard

                    Suite 600, Minneapolis, Minnesota 55437,

                                   Attention:  President

---------------------------------- --------------------------------------------
---------------------------------- --------------------------------------------
Master Servicer                    10 Universal City Plaza, Suite 2100
                                   --------------------------------------------
                                   Universal City, California 91608,
                  Attention: Managing Director/Master Servicing

---------------------------------- --------------------------------------------
---------------------------------- --------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc.
                                   Series 2000-QS5

                                   The Trustee designates its offices located at Four Albany Street, New York, NY 10006, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------
---------------------------------- --------------------------------------------
Standard & Poor's                  55 Water Street
                                   New York, New York 10041

---------------------------------- --------------------------------------------
---------------------------------- --------------------------------------------
Fitch IBCA, Inc.                   One State Street Plaza
                                   New York, N.Y. 10004

---------------------------------- --------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06.  Required  Notices to Rating  Agency and  Subservicer.  (See
          Section 11.06 of the Standard Terms)

     Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

     Section 11.08.  Supplemental Provisions for Resecuritization.  (See Section
          11.08 of the Standard Terms)

     Section 11.09. Allocation of Voting Rights.

               98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests, and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By:
                                                 Name:   Stephen Hynes
                                                 Title:  Vice President

Attest: ____________________
      Name:
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By:
                                                 Name:  Randy Van Zee

                                 Title: Director

Attest:____________________
      Name: Stephen Hynes
      Title: Director

                                            BANKERS TRUST COMPANY,
                                   as Trustee

[Seal]



                                            By:
                                                 Name:
                                                 Title:


Attest:____________________
      Name:
      Title:

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of April, 2000 before me, a notary public in and for said State, personally appeared Stephen Hynes, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

-------------------------------------------------------------------------------
                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of April, 2000 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

-------------------------------------------------------------------------------
                                  Notary Public

[Notarial Seal]

STATE OF

                                  )
                                  ) ss.:
COUNTY OF                         )
               On the 28th day of April, 2000 before me, a notary public in and for said State, personally appeared _______________, known to me to be a[n] _________________ of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

-------------------------------------------------------------------------------
                                  Notary Public

[Notarial Seal]

                                   Exhibit ONE

                             MORTGAGE LOAN SCHEDULE

1

  RUN ON     : 04/20/00           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.52.37           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : 2000-QS5                                       CUTOFF : 04/01/00
  POOL       : 0004438
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------------

      1862556                              .2500
       99,517.68                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1939988                              .2500
      501,431.75                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1949534                              .2500
      132,427.61                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1951793                              .2500
       35,889.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1953971                              .2500
       69,967.34                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1954775                              .2500
      186,977.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      1954784                              .2500
      204,300.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1956387                              .2500
       51,882.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1958171                              .2500
      118,138.40                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1959221                              .2500
      130,320.67                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1959506                              .2500
      107,860.97                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1960286                              .2500
       59,860.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1960402                              .2500
       58,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1960963                              .2500
       86,321.16                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1960969                              .2500
       86,321.16                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1961823                              .2500
      117,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1961840                              .2500
       55,771.82                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1962177                              .2500
      161,505.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1962355                              .2500
       83,954.12                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1962803                              .2500
      399,488.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1962820                              .2500
      133,577.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1963039                              .2500
      223,392.74                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      1963515                              .2500
      184,678.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1963980                              .2500
      164,909.87                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1964061                              .2500
      144,684.48                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1964320                              .2500
       30,486.14                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1964638                              .2500
      149,859.47                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1964643                              .2500
       62,636.42                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1965153                              .2500
       78,328.46                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1965473                              .2500
       73,532.84                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1965638                              .2500
      238,991.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1965957                              .2500
      129,386.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1965984                              .2500
      424,180.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1966385                              .2500
       65,450.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1966606                              .2500
      141,300.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1966759                              .2500
       63,535.25                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1966834                              .2500
      143,785.82                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1967292                              .2500
      125,797.31                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1967548                              .2500
      147,768.04                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1967702                              .2500
      423,843.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1967725                              .2500
       28,292.06                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1967786                              .2500
      358,753.59                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1967814                              .2500
       49,925.62                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968367                              .2500
      111,518.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1968458                              .2500
       66,357.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1968496                              .2500
       49,976.67                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1968625                              .2500
      116,942.45                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1968932                              .2500
      111,830.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1969047                              .2500
      111,550.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1969413                              .2500
      368,573.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1969417                              .2500
      166,412.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1969443                              .2500
       85,821.63                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1969458                              .2500
      109,999.55                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1969459                              .2500
      116,233.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1969466                              .2500
       60,268.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1969595                              .2500
      236,550.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1969596                              .2500
      175,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1969650                              .2500
       86,210.82                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1969782                              .2500
       43,160.58                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1970296                              .2500
       46,149.02                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1970297                              .2500
       29,486.60                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1970463                              .2500
       85,421.98                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1970489                              .2500
      172,170.61                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1970547                              .2500
       63,927.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1970697                              .2500
       62,969.81                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1970726                              .2500
       98,055.43                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1970729                              .2500
      139,762.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1970948                              .2500
      259,854.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1971005                              .2500
       66,119.95                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1971016                              .2500
       81,960.71                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1971181                              .2500
       68,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1971197                              .2500
       49,472.96                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1971200                              .2500
      129,921.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1971202                              .2500
       49,474.34                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1971264                              .2500
       85,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1971284                              .2500
       85,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1971288                              .2500
       85,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1971295                              .2500
       85,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1971320                              .2500
      170,700.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1971345                              .2500
       76,465.24                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1971452                              .2500
       26,138.44                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1971526                              .2500
      126,479.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1971730                              .2500
      122,339.79                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1971807                              .2500
      103,891.76                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1971829                              .2500
      154,300.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1971833                              .2500
       40,480.59                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1971929                              .2500
       80,863.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1971936                              .2500
       68,546.27                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1971940                              .2500
      174,891.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1971950                              .2500
      220,397.12                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1971982                              .2500
       53,974.80                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1971984                              .2500
       61,471.31                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1972011                              .2500
       60,270.34                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1972066                              .2500
      264,682.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1972072                              .2500
       64,270.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1972082                              .2500
       70,068.99                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1972130                              .2500
      176,219.90                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1972134                              .2500
      116,646.98                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1972419                              .2500
      276,102.99                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1972424                              .2500
       55,746.33                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1972430                              .2500
       58,923.92                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1972535                              .2500
      237,402.09                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1972540                              .2500
      359,798.18                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1972549                              .2500
       69,750.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1972565                              .2500
      105,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1972647                              .2500
      349,635.72                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1972678                              .2500
       83,612.88                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1972693                              .2500
      208,885.84                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1972755                              .2500
       63,000.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1972756                              .2500
       40,481.10                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1972772                              .2500
       97,145.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1972780                              .2500
      229,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1972829                              .2500
      104,941.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1972884                              .2500
       31,985.85                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1972888                              .2500
       36,783.72                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1972892                              .2500
       43,980.54                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1972897                              .2500
       31,186.20                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1972904                              .2500
      135,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1972911                              .2500
       93,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1972965                              .2500
      209,882.26                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1972991                              .2500
       62,518.41                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1973030                              .2500
      158,311.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973058                              .2500
       65,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973059                              .2500
      124,926.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1973071                              .2500
       68,332.43                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1973081                              .2500
       64,263.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1973132                              .2500
      195,890.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973188                              .2500
       68,522.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973197                              .2500
      126,845.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1973238                              .2500
       35,545.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1973257                              .2500
       64,659.32                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1973259                              .2500
       33,750.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973265                              .2500
       65,213.42                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973294                              .2500
      287,084.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1973302                              .2500
       57,467.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973309                              .2500
      105,353.37                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1973314                              .2500
      151,723.34                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1973318                              .2500
      224,797.82                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973320                              .2500
      114,248.07                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973344                              .2500
       71,021.18                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1973384                              .2500
       78,614.26                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973408                              .2500
       80,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1973500                              .2500
       42,300.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1973519                              .2500
       63,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1973567                              .2500
       64,966.30                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1973571                              .2500
      220,394.36                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1973626                              .2500
       18,900.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973630                              .2500
      194,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1973675                              .2500
      180,653.81                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1973694                              .2500
       95,943.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1973719                              .2500
      202,397.73                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1973722                              .2500
      181,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1973732                              .2500
       49,650.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1973739                              .2500
      127,747.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1973742                              .2500
      101,540.02                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1973750                              .2500
       59,972.01                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1973753                              .2500
       95,356.66                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973756                              .2500
       79,263.97                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1973760                              .2500
      133,818.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1973778                              .2500
      343,526.44                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1973780                              .2500
      150,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1973813                              .2500
      149,326.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1973831                              .2500
       79,755.27                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973854                              .2500
      119,131.42                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1973885                              .2500
       53,472.27                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1973893                              .2500
      215,382.29                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1973902                              .2500
       67,961.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973907                              .2500
      103,251.80                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1973921                              .2500
      107,699.66                           .0800
           10.6250                         .0000
           10.3750                         .0000
           10.2950                         .0000
            7.7500                        2.5450

      1973925                              .2500
      104,907.48                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1973934                              .2500
       76,254.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1973935                              .2500
      192,140.23                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1973936                              .2500
      265,308.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1973939                              .2500
       61,838.09                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      1973940                              .2500
       63,870.97                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1973946                              .2500
       49,915.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973948                              .2500
      152,928.62                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1973950                              .2500
      123,242.47                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1973955                              .2500
      115,624.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1973957                              .2500
      231,672.63                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1973959                              .2500
      222,940.23                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1973961                              .2500
      111,850.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1973962                              .2500
       87,749.64                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1973963                              .2500
      182,685.17                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1973967                              .2500
       79,890.30                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1973969                              .2500
      103,338.35                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1973972                              .2500
      167,534.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1973973                              .2500
       59,143.10                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1973974                              .2500
       92,914.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1973976                              .2500
       94,810.85                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1973978                              .2500
       59,167.66                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1973982                              .2500
      105,688.37                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1973987                              .2500
       82,401.51                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1973988                              .2500
       87,223.29                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            7.7500                        2.4200

      1973991                              .2500
      128,586.24                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1973995                              .2500
       70,000.27                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1974001                              .2500
      107,041.50                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974003                              .2500
       95,097.48                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1974010                              .2500
       99,120.74                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1974017                              .2500
       63,066.94                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            7.7500                        2.4200

      1974020                              .2500
      110,210.57                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            7.7500                        2.4200

      1974022                              .2500
      148,894.42                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      1974026                              .2500
      129,365.28                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1974027                              .2500
       69,688.17                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1974028                              .2500
      123,053.38                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1974029                              .2500
      107,708.24                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1974033                              .2500
       99,413.64                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1974034                              .2500
      648,197.41                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974037                              .2500
       66,620.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1974043                              .2500
       75,730.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1974046                              .2500
       49,688.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1974047                              .2500
       93,083.64                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1974049                              .2500
      187,182.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1974053                              .2500
       72,262.94                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1974054                              .2500
       95,365.26                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1974055                              .2500
       98,724.69                           .0800
           10.6250                         .0000
           10.3750                         .0000
           10.2950                         .0000
            7.7500                        2.5450

      1974062                              .2500
       65,797.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1974065                              .2500
      119,785.92                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1974067                              .2500
      121,143.66                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1974076                              .2500
      273,898.76                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1974078                              .2500
       99,948.15                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1974079                              .2500
       99,773.27                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1974083                              .2500
       89,675.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1974085                              .2500
      106,005.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1974114                              .2500
      142,787.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1974199                              .2500
      175,193.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1974213                              .2500
       78,444.35                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974260                              .2500
      347,310.19                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974261                              .2500
      132,727.46                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974262                              .2500
       91,888.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1974266                              .2500
      106,151.75                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974269                              .2500
       75,705.27                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1974287                              .2500
      175,106.77                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1974289                              .2500
       19,950.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974314                              .2500
       70,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974333                              .2500
       40,331.67                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974374                              .2500
      108,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1974414                              .2500
      257,873.09                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1974428                              .2500
       48,726.02                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1974439                              .2500
      110,932.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1974440                              .2500
      168,610.22                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1974447                              .2500
      250,373.49                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1974453                              .2500
      126,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974460                              .2500
       45,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1974470                              .2500
      204,882.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1974476                              .2500
      195,881.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1974500                              .2500
      152,714.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1974512                              .2500
       78,750.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974515                              .2500
       78,750.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974576                              .2500
       89,689.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1974579                              .2500
      166,406.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1974591                              .2500
       98,955.02                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974601                              .2500
       80,961.20                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1974605                              .2500
      227,050.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1974662                              .2500
       93,703.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1974704                              .2500
       59,567.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974707                              .2500
      291,653.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1974713                              .2500
      217,721.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1974732                              .2500
       86,169.19                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1974736                              .2500
       23,139.48                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1974740                              .2500
      174,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1974755                              .2500
      126,930.63                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1974762                              .2500
      649,663.03                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1974764                              .2500
      151,408.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1974799                              .2500
       82,952.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1974827                              .2500
      364,815.67                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1974838                              .2500
       79,959.60                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1974988                              .2500
      160,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975021                              .2500
      239,619.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1975024                              .2500
      319,825.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1975025                              .2500
       56,740.88                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975028                              .2500
      219,897.36                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1975070                              .2500
      229,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1975089                              .2500
       49,976.67                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1975108                              .2500
      162,738.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1975211                              .2500
      107,944.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975241                              .2500
       94,357.11                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975257                              .2500
      160,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1975265                              .2500
      165,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975267                              .2500
      198,144.50                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975273                              .2500
      119,932.73                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975274                              .2500
      164,912.20                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975295                              .2500
      131,776.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975296                              .2500
      288,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975302                              .2500
      145,524.51                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975308                              .2500
      506,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1975330                              .2500
      279,734.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1975410                              .2500
      175,406.60                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975412                              .2500
      176,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1975413                              .2500
       53,047.57                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1975470                              .2500
      103,946.08                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975474                              .2500
      179,918.22                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975480                              .2500
       60,571.73                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1975481                              .2500
      256,380.32                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1975484                              .2500
       65,871.61                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1975486                              .2500
      255,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975507                              .2500
      242,577.53                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1975512                              .2500
       31,484.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1975596                              .2500
       41,479.59                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1975633                              .2500
      141,448.54                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1975644                              .2500
      282,241.68                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975679                              .2500
      225,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1975687                              .2500
      167,903.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1975736                              .2500
      145,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975765                              .2500
       62,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1975784                              .2500
       67,965.66                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1975801                              .2500
      470,162.45                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1975808                              .2500
       79,959.60                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1975816                              .2500
      116,436.36                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1975835                              .2500
      137,930.31                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1975848                              .2500
       95,950.23                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975851                              .2500
       24,985.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975864                              .2500
      210,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1975883                              .2500
      151,850.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975891                              .2500
      161,899.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1975895                              .2500
       69,960.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975897                              .2500
      319,992.52                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1975899                              .2500
       90,950.29                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1975906                              .2500
      196,450.60                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1975909                              .2500
      104,881.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975912                              .2500
       96,799.13                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975915                              .2500
       78,923.99                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1975916                              .2500
       84,420.82                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1975923                              .2500
      193,226.94                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1975927                              .2500
       64,500.00                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            7.7500                        2.1700

      1975932                              .2500
       55,873.92                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1975934                              .2500
      164,625.16                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975945                              .2500
       71,932.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1975966                              .2500
       37,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975969                              .2500
       36,530.55                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1975970                              .2500
      119,937.79                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1975972                              .2500
      208,832.86                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1975977                              .2500
       32,400.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975978                              .2500
       85,350.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1975989                              .2500
      148,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975993                              .2500
      148,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975995                              .2500
      109,750.11                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1975996                              .2500
      268,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1976005                              .2500
      146,919.70                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976006                              .2500
      107,948.26                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1976010                              .2500
      136,725.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976017                              .2500
       87,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      1976028                              .2500
      123,934.02                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1976043                              .2500
      178,418.91                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1976104                              .2500
      354,234.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976164                              .2500
       49,473.66                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1976166                              .2500
      129,117.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976168                              .2500
       52,223.61                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1976171                              .2500
      108,849.19                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976176                              .2500
      248,224.58                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1976177                              .2500
      119,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976185                              .2500
      145,928.18                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1976191                              .2500
      210,169.29                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1976196                              .2500
       53,974.80                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976208                              .2500
       62,869.06                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1976219                              .2500
      144,775.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1976235                              .2500
      189,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1976236                              .2500
      273,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1976256                              .2500
      275,841.21                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1976294                              .2500
       61,400.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976352                              .2500
      107,069.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1976368                              .2500
      296,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976381                              .2500
      180,900.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976384                              .2500
      200,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1976387                              .2500
       62,971.38                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1976400                              .2500
       65,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1976404                              .2500
       80,700.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1976408                              .2500
       41,700.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1976433                              .2500
      124,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1976445                              .2500
       71,910.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1976475                              .2500
      156,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1976530                              .2500
      110,934.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1976579                              .2500
       39,180.72                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1976582                              .2500
      287,838.54                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1976589                              .2500
      349,798.63                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1976594                              .2500
      299,844.47                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976612                              .2500
      152,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1976621                              .2500
       83,556.66                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976624                              .2500
      289,046.10                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1976626                              .2500
       97,149.61                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976635                              .2500
       94,796.82                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976637                              .2500
       42,630.62                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1976640                              .2500
       48,469.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1976647                              .2500
       94,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1976648                              .2500
       54,600.18                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1976652                              .2500
      192,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976660                              .2500
       88,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1976672                              .2500
      179,499.11                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1976684                              .2500
      266,850.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976707                              .2500
      124,730.03                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1976708                              .2500
      116,189.73                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976714                              .2500
      167,921.62                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976722                              .2500
       97,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976727                              .2500
      219,870.11                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1976728                              .2500
       33,734.25                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976730                              .2500
       57,568.53                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976735                              .2500
       34,109.08                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976738                              .2500
      439,777.80                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1976740                              .2500
      187,912.28                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1976758                              .2500
      190,296.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976799                              .2500
      237,907.48                           .0800
            9.9900                         .0000
            9.7400                         .0000
            9.6600                         .0000
            7.7500                        1.9100

      1976810                              .2500
      110,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1976814                              .2500
      264,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1976816                              .2500
       57,567.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976823                              .2500
      159,200.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1976825                              .2500
       71,250.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1976830                              .2500
      348,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1976831                              .2500
      138,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976838                              .2500
      125,529.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976839                              .2500
      224,670.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1976846                              .2500
       93,698.80                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1976847                              .2500
       80,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976848                              .2500
       63,419.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1976856                              .2500
      173,700.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1976867                              .2500
      109,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1976880                              .2500
       42,477.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1976883                              .2500
      315,023.30                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1977031                              .2500
       97,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977066                              .2500
      160,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977068                              .2500
       76,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977070                              .2500
      103,200.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977077                              .2500
      638,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1977086                              .2500
       73,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1977093                              .2500
      161,516.23                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977104                              .2500
      101,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1977112                              .2500
       49,500.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1977121                              .2500
       26,987.73                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977175                              .2500
      192,850.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1977177                              .2500
      355,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1977179                              .2500
       76,454.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1977194                              .2500
      101,100.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977201                              .2500
       83,900.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1977273                              .2500
      204,096.88                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977322                              .2500
      175,920.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1977331                              .2500
       60,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1977343                              .2500
      131,809.65                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977358                              .2500
       88,948.80                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977360                              .2500
      468,750.41                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1977364                              .2500
       96,300.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1977368                              .2500
       98,950.01                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977374                              .2500
      220,338.68                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977379                              .2500
      181,903.15                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1977382                              .2500
       99,943.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1977416                              .2500
       90,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1977464                              .2500
       44,650.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977517                              .2500
       66,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      1977519                              .2500
       41,850.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977522                              .2500
       50,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977526                              .2500
       95,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1977530                              .2500
      213,300.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1977531                              .2500
       98,950.01                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977537                              .2500
      259,547.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977540                              .2500
       76,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1977545                              .2500
       71,550.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1977558                              .2500
       67,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977564                              .2500
       92,653.19                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977567                              .2500
       49,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977569                              .2500
      141,232.30                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1977573                              .2500
      202,397.74                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977574                              .2500
      227,884.86                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977580                              .2500
       25,650.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977582                              .2500
       89,509.31                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1977585                              .2500
      249,530.57                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977586                              .2500
       25,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977592                              .2500
       17,100.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977596                              .2500
       23,400.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977599                              .2500
       51,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1977601                              .2500
       75,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1977605                              .2500
      252,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977626                              .2500
      232,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1977628                              .2500
       42,000.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1977630                              .2500
       91,652.46                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977631                              .2500
       51,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977632                              .2500
       87,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977644                              .2500
      106,650.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1977645                              .2500
       63,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977649                              .2500
      198,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1977652                              .2500
      117,200.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1977653                              .2500
       93,350.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977655                              .2500
       77,350.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977659                              .2500
       97,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1977664                              .2500
       69,300.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1977676                              .2500
       45,050.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977688                              .2500
      140,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977696                              .2500
      112,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977697                              .2500
       79,500.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      1977698                              .2500
      173,700.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1977715                              .2500
      103,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977725                              .2500
      207,886.38                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1977763                              .2500
      304,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977775                              .2500
       96,382.50                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1977776                              .2500
       76,463.35                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1977779                              .2500
      140,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977815                              .2500
       81,900.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      1977817                              .2500
      130,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977829                              .2500
       71,715.18                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            7.7500                        2.1700

      1977832                              .2500
       63,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1977840                              .2500
      162,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1977858                              .2500
       50,490.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1977874                              .2500
      143,100.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1977895                              .2500
       22,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1977939                              .2500
      123,750.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1977991                              .2500
      179,918.22                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978048                              .2500
       43,120.51                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978076                              .2500
       98,888.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978078                              .2500
       48,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978090                              .2500
      216,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978094                              .2500
      121,435.35                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978097                              .2500
      114,300.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978102                              .2500
      160,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1978109                              .2500
       49,400.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978113                              .2500
      251,250.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1978122                              .2500
      283,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978123                              .2500
      130,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978140                              .2500
      145,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978164                              .2500
      171,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978168                              .2500
       48,747.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978171                              .2500
      208,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      1978178                              .2500
       57,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978179                              .2500
      252,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1978183                              .2500
       55,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1978192                              .2500
       62,971.38                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978194                              .2500
       90,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1978201                              .2500
       98,900.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978205                              .2500
       81,592.91                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978206                              .2500
       61,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      1978217                              .2500
      328,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1978220                              .2500
       30,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978222                              .2500
       36,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978230                              .2500
      108,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1978231                              .2500
      105,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1978246                              .2500
       59,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978249                              .2500
      215,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978251                              .2500
      418,300.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1978252                              .2500
       50,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1978255                              .2500
      279,838.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1978256                              .2500
      310,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978260                              .2500
      265,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1978262                              .2500
       90,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978263                              .2500
      396,900.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978283                              .2500
       52,973.23                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1978287                              .2500
      218,589.55                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1978365                              .2500
       50,300.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1978374                              .2500
      314,125.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978388                              .2500
       45,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1978389                              .2500
       99,750.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978390                              .2500
       33,150.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978391                              .2500
      108,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      1978421                              .2500
      117,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978425                              .2500
      256,050.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      1978427                              .2500
      143,900.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978431                              .2500
       64,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978473                              .2500
      320,837.89                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1978540                              .2500
      343,807.15                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978541                              .2500
      255,460.38                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978543                              .2500
      171,903.57                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978546                              .2500
      111,530.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1978548                              .2500
      331,793.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1978550                              .2500
      283,818.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1978552                              .2500
      127,740.46                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1978554                              .2500
      339,809.39                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978641                              .2500
       86,400.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978655                              .2500
      100,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1978662                              .2500
       39,000.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1978664                              .2500
       83,300.00                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      1978670                              .2500
      142,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1978671                              .2500
      164,450.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978678                              .2500
       61,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978682                              .2500
      151,900.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1978683                              .2500
      128,200.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1978749                              .2500
       78,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      1978812                              .2500
       66,269.07                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1978821                              .2500
      299,836.13                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978822                              .2500
      100,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      1978829                              .2500
      130,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1978832                              .2500
       73,800.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1978833                              .2500
      116,100.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1978834                              .2500
       60,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978845                              .2500
      175,950.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1978850                              .2500
      354,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1978852                              .2500
       85,400.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978854                              .2500
       68,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1978855                              .2500
      494,700.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1978859                              .2500
      117,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1978860                              .2500
      268,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1978862                              .2500
      187,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978866                              .2500
       96,750.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1978873                              .2500
       26,600.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1978874                              .2500
       39,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1978883                              .2500
      137,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1978894                              .2500
      434,722.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1978916                              .2500
      240,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1978942                              .2500
      280,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1978949                              .2500
      104,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978971                              .2500
      309,800.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      1978989                              .2500
      115,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1978997                              .2500
      183,600.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1979000                              .2500
      239,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      1979001                              .2500
      340,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1979006                              .2500
      160,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1979016                              .2500
       73,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1979021                              .2500
       39,980.33                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1979022                              .2500
       68,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1979023                              .2500
       80,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1979028                              .2500
      136,425.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1979029                              .2500
       65,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      1979032                              .2500
       97,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1979095                              .2500
       20,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      1979101                              .2500
       93,150.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1979105                              .2500
      337,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1979121                              .2500
       28,800.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1979123                              .2500
      211,050.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      1979124                              .2500
      432,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      1979126                              .2500
       84,150.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      1979354                              .2500
       74,250.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1979391                              .2500
       75,724.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1979403                              .2500
      105,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1979685                              .2500
      153,300.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1979707                              .2500
       64,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1979731                              .2500
      105,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1979748                              .2500
      208,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      1979791                              .2500
       77,250.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      2809218                              .2500
      128,570.01                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      2899949                              .2500
      115,670.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      2948098                              .2500
       40,322.94                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      2958504                              .2500
       31,858.63                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3106111                              .2500
      309,259.97                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3109423                              .2500
       84,474.18                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3110832                              .2500
      114,779.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3117743                              .2500
      279,460.66                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3126370                              .2500
      521,039.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3126406                              .2500
      368,863.28                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3141418                              .2500
      154,437.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3157532                              .2500
       87,180.03                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3168283                              .2500
      174,848.20                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3169362                              .2500
      359,374.07                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3169365                              .2500
      385,098.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3171125                              .2500
      103,882.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3173497                              .2500
       59,782.65                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3173507                              .2500
      131,255.90                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3173508                              .2500
      131,255.90                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3173513                              .2500
      149,839.75                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3173514                              .2500
      158,780.18                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3173531                              .2500
      101,585.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3173532                              .2500
       71,887.14                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3173578                              .2500
      319,457.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3173595                              .2500
      399,405.06                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3173596                              .2500
      235,977.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3173951                              .2500
      114,870.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3181471                              .2500
      152,682.03                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3184962                              .2500
       62,768.10                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3188781                              .2500
      296,283.12                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3193569                              .2500
      121,392.05                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3194674                              .2500
      296,837.77                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3194697                              .2500
      378,969.84                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3194791                              .2500
      156,582.53                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3197239                              .2500
      104,353.82                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3201205                              .2500
      324,817.80                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3201583                              .2500
      202,289.23                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3201584                              .2500
      180,749.97                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3201621                              .2500
       62,041.81                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3202887                              .2500
      161,424.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3211202                              .2500
       41,777.75                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3213449                              .2500
      355,399.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3215640                              .2500
       33,566.81                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3216101                              .2500
      113,857.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3217331                              .2500
      140,928.79                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3217341                              .2500
       85,957.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3217343                              .2500
       55,974.55                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3217781                              .2500
      100,403.32                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3217827                              .2500
      167,850.72                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3217858                              .2500
      201,571.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3217882                              .2500
       31,996.50                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3217889                              .2500
      167,850.72                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3217961                              .2500
       54,084.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3218017                              .2500
       59,943.77                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3218052                              .2500
      214,798.56                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3218121                              .2500
       59,973.45                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3218252                              .2500
       59,973.45                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3218291                              .2500
      119,868.41                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3218386                              .2500
      175,801.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3218401                              .2500
       55,435.90                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3218432                              .2500
      204,458.27                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3218699                              .2500
       37,563.82                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3218968                              .2500
      279,754.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3222636                              .2500
      307,177.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3225620                              .2500
      143,932.82                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3225625                              .2500
      166,422.32                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3225626                              .2500
       96,703.66                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3226172                              .2500
      421,522.86                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3226175                              .2500
      489,015.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3226178                              .2500
      260,497.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3226710                              .2500
      129,857.45                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3226716                              .2500
       80,016.62                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3226845                              .2500
      177,474.54                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3226905                              .2500
      144,823.68                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3226930                              .2500
       44,956.70                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3226996                              .2500
       53,198.77                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3227064                              .2500
       59,141.53                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3227120                              .2500
      215,744.02                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3227359                              .2500
      112,738.38                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3227378                              .2500
      123,528.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3227448                              .2500
      276,680.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3227665                              .2500
      225,559.71                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3227806                              .2500
      344,634.81                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3227856                              .2500
      155,905.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3227885                              .2500
      110,265.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3227911                              .2500
      171,803.62                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3227942                              .2500
      110,239.75                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3228103                              .2500
       99,846.84                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      3228149                              .2500
       81,951.59                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3228884                              .2500
      143,586.45                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3228911                              .2500
       94,454.73                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3229024                              .2500
      134,737.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3229466                              .2500
       85,549.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3229962                              .2500
      120,742.13                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3229976                              .2500
       97,945.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3230156                              .2500
       92,746.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3230298                              .2500
       61,540.73                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3230321                              .2500
       54,174.03                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3230397                              .2500
      142,355.50                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3230448                              .2500
       46,751.29                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3230695                              .2500
       84,802.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3230801                              .2500
       83,800.57                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3230937                              .2500
      114,012.42                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3231004                              .2500
       75,458.75                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3231162                              .2500
      314,809.17                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3232040                              .2500
       42,979.94                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3232043                              .2500
      185,906.08                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3232044                              .2500
       66,366.47                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3232047                              .2500
      107,946.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3232052                              .2500
       85,461.15                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3232053                              .2500
       44,978.44                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3232059                              .2500
      292,148.47                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3232067                              .2500
      230,867.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232201                              .2500
      157,062.12                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3232202                              .2500
      199,325.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3232203                              .2500
      119,529.39                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3232204                              .2500
      199,896.31                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3232205                              .2500
      168,902.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232209                              .2500
       98,348.98                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3232210                              .2500
      194,246.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3232213                              .2500
      136,917.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3232214                              .2500
      192,136.49                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3232215                              .2500
      222,942.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232216                              .2500
      679,214.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232217                              .2500
      107,875.27                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232218                              .2500
      241,313.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3232219                              .2500
       69,959.72                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232221                              .2500
       99,890.33                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3232222                              .2500
       85,296.15                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3232223                              .2500
      113,069.26                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232224                              .2500
      136,921.18                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232225                              .2500
       84,949.81                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3232226                              .2500
      207,883.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3232227                              .2500
       99,292.84                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232229                              .2500
      119,861.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232231                              .2500
      523,266.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3232235                              .2500
      104,875.57                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3232243                              .2500
      124,928.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232244                              .2500
      129,925.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232246                              .2500
      278,247.93                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3232248                              .2500
      499,569.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3232249                              .2500
      121,528.20                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3232250                              .2500
      147,837.69                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3232254                              .2500
       49,969.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3232258                              .2500
      134,322.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232261                              .2500
      215,825.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3232262                              .2500
      176,790.04                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3232263                              .2500
      391,785.87                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3232264                              .2500
       64,960.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3232266                              .2500
      105,542.31                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3232267                              .2500
      195,890.11                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3232268                              .2500
      127,924.42                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3232269                              .2500
       75,457.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3232396                              .2500
      119,932.72                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3232415                              .2500
       99,939.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3234279                              .2500
      115,094.89                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3235395                              .2500
      102,703.32                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3235400                              .2500
      157,913.70                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3235412                              .2500
       83,456.72                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3235983                              .2500
       45,377.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3235989                              .2500
       84,051.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3236995                              .2500
      259,872.10                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3237876                              .2500
       31,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3238890                              .2500
       43,480.24                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3239001                              .2500
      279,830.37                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3239061                              .2500
      659,675.36                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3240148                              .2500
      130,334.15                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3240919                              .2500
       21,576.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      3240920                              .2500
       21,576.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3240921                              .2500
       21,576.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3240922                              .2500
       21,576.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3240923                              .2500
       21,576.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3240924                              .2500
       55,936.96                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3240925                              .2500
       74,615.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3240926                              .2500
      149,835.51                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3240927                              .2500
      114,883.40                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3240928                              .2500
      249,542.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3240929                              .2500
      209,581.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3240931                              .2500
       75,298.57                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3240932                              .2500
      129,468.59                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3240933                              .2500
      216,150.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3242096                              .2500
      274,246.17                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3242098                              .2500
      125,842.80                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3242112                              .2500
      127,937.04                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3242113                              .2500
       75,057.90                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3242119                              .2500
       49,973.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3242120                              .2500
       54,973.66                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243171                              .2500
       67,169.46                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3243265                              .2500
      168,380.32                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3243302                              .2500
      112,448.88                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3243611                              .2500
      137,099.51                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243612                              .2500
      175,317.32                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3243613                              .2500
       72,322.21                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3243615                              .2500
       71,821.17                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243616                              .2500
      329,665.41                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3243617                              .2500
      999,012.34                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243619                              .2500
      521,329.59                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3243620                              .2500
      360,849.28                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3243621                              .2500
      307,670.94                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3243622                              .2500
      130,970.52                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3243623                              .2500
       89,817.97                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3243624                              .2500
       44,948.03                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3243627                              .2500
      112,376.62                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243631                              .2500
      300,708.90                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243632                              .2500
      324,365.23                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243633                              .2500
      459,519.06                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3243634                              .2500
      429,597.13                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3243635                              .2500
      356,665.52                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3243636                              .2500
       42,629.56                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243637                              .2500
      112,294.69                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3243638                              .2500
       22,477.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243639                              .2500
       53,946.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243640                              .2500
       31,468.89                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243642                              .2500
       15,734.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243645                              .2500
       49,320.84                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3243646                              .2500
       83,408.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3243647                              .2500
       49,445.72                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243648                              .2500
      211,279.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3243649                              .2500
      185,030.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3243650                              .2500
       40,455.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243651                              .2500
      299,818.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3243652                              .2500
      262,911.38                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243653                              .2500
      299,616.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3243656                              .2500
      332,696.16                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      3243657                              .2500
      440,575.76                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243659                              .2500
      299,711.41                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243660                              .2500
      374,629.62                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243661                              .2500
      335,591.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3243664                              .2500
      377,175.05                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3243665                              .2500
       61,104.08                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3243666                              .2500
      236,316.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243668                              .2500
      236,316.38                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3243669                              .2500
      256,253.26                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3243670                              .2500
      301,202.22                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243671                              .2500
       53,968.12                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3243673                              .2500
      199,774.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3243674                              .2500
       56,188.32                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3243675                              .2500
      192,409.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243676                              .2500
      134,863.12                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3243677                              .2500
      431,474.73                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3243678                              .2500
       44,954.36                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3243679                              .2500
      131,687.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3243681                              .2500
      259,842.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3243682                              .2500
      108,874.12                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3243683                              .2500
      352,436.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3243684                              .2500
       86,258.60                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243685                              .2500
       42,695.29                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3243687                              .2500
      271,677.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3243688                              .2500
      218,284.19                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3243689                              .2500
      151,914.78                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3243690                              .2500
      269,718.96                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3243691                              .2500
      313,098.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3243692                              .2500
      374,577.98                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3243693                              .2500
      313,208.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3245361                              .2500
      169,345.83                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3245364                              .2500
       74,628.42                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3245380                              .2500
      148,432.53                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3245383                              .2500
      139,284.99                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3245576                              .2500
       75,715.59                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3246660                              .2500
      199,893.56                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3246712                              .2500
       67,967.42                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3251093                              .2500
      133,139.49                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3251098                              .2500
       93,953.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3251102                              .2500
       23,839.45                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3251106                              .2500
       85,455.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3251107                              .2500
       63,266.31                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3251112                              .2500
      112,348.94                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3251118                              .2500
       71,961.68                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3251120                              .2500
       59,568.28                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3251121                              .2500
      323,848.84                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3251122                              .2500
       78,362.44                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3251123                              .2500
      189,511.54                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3251126                              .2500
      207,905.50                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3251128                              .2500
      196,006.06                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3251129                              .2500
      149,913.70                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3251137                              .2500
       21,739.58                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3251139                              .2500
      133,525.10                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3251142                              .2500
       33,982.84                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3251149                              .2500
       61,172.93                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3251157                              .2500
      153,715.99                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3251158                              .2500
      102,550.85                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3251159                              .2500
      175,896.09                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3251161                              .2500
      199,634.93                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3252301                              .2500
       87,450.95                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3252609                              .2500
      128,122.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3252610                              .2500
      573,874.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3252611                              .2500
      498,960.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3252800                              .2500
      130,440.71                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      3252850                              .2500
       68,467.19                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3252889                              .2500
      167,903.34                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3252926                              .2500
       31,482.34                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3253551                              .2500
      114,935.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3253554                              .2500
      223,903.52                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            7.7500                        2.0450

      3256303                              .2500
      140,728.79                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3256307                              .2500
      176,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3256593                              .2500
      175,672.25                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3256594                              .2500
      233,365.60                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3256597                              .2500
       43,977.19                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3256601                              .2500
       50,071.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3256603                              .2500
       65,670.15                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3256604                              .2500
       79,161.04                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3256606                              .2500
      271,847.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3256609                              .2500
      141,226.75                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3256614                              .2500
      120,932.17                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3256615                              .2500
       90,707.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3256975                              .2500
      167,410.86                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3256983                              .2500
       63,869.38                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3257048                              .2500
       71,962.67                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3259302                              .2500
       40,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3259309                              .2500
      103,177.87                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3259310                              .2500
      103,177.87                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3259311                              .2500
      110,937.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3259312                              .2500
       78,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3259313                              .2500
       49,600.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3259315                              .2500
      102,999.31                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3259317                              .2500
       58,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3259318                              .2500
       70,517.95                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3260170                              .2500
      111,150.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3261187                              .2500
       42,179.78                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3262104                              .2500
      112,735.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3262243                              .2500
       99,953.35                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3262960                              .2500
       58,474.12                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3262961                              .2500
      323,840.63                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3262962                              .2500
      185,475.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3262964                              .2500
       94,345.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3262965                              .2500
       80,960.16                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3262968                              .2500
      112,440.13                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3262970                              .2500
      110,939.37                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3262972                              .2500
      223,877.65                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3262973                              .2500
       74,961.11                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3262978                              .2500
      118,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3262979                              .2500
      118,550.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3262980                              .2500
      118,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3262981                              .2500
      133,750.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3262982                              .2500
       44,477.53                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3262985                              .2500
      125,936.38                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3262987                              .2500
      118,691.59                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3262988                              .2500
       91,949.75                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3262991                              .2500
      110,298.56                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3265363                              .2500
      163,247.08                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3266104                              .2500
      124,107.18                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3266172                              .2500
      623,429.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3266418                              .2500
       76,455.98                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3267012                              .2500
       60,466.95                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3267014                              .2500
       74,885.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3267019                              .2500
      115,934.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3267021                              .2500
      135,919.71                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3267022                              .2500
      112,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3267023                              .2500
       75,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3267025                              .2500
       59,073.15                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3267027                              .2500
      104,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3267032                              .2500
       72,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3267216                              .2500
       34,200.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3267345                              .2500
       42,976.51                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3267784                              .2500
       25,986.87                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3268234                              .2500
       25,986.87                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3268579                              .2500
       83,855.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3269236                              .2500
      279,847.05                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3270950                              .2500
      129,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3270951                              .2500
      129,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3271340                              .2500
       41,279.68                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3271718                              .2500
      107,898.40                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3271748                              .2500
      107,047.32                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3271867                              .2500
      124,731.83                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3271868                              .2500
       40,332.15                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3271869                              .2500
       67,700.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3271870                              .2500
       20,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3271873                              .2500
       54,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3271876                              .2500
       70,400.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3271878                              .2500
      149,900.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3271880                              .2500
      108,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3271881                              .2500
      107,946.88                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3271882                              .2500
      153,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3271895                              .2500
      131,133.74                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3272019                              .2500
      347,778.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3272080                              .2500
       61,169.89                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3272213                              .2500
      510,446.12                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3272714                              .2500
      334,582.09                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3273664                              .2500
      160,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3275405                              .2500
       72,052.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3275406                              .2500
      183,467.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3275407                              .2500
      112,378.71                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3275408                              .2500
      111,673.23                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3275409                              .2500
      451,719.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3275432                              .2500
      235,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3275438                              .2500
       78,700.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3275441                              .2500
       73,950.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3275443                              .2500
       25,411.81                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3275444                              .2500
       47,625.29                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3275445                              .2500
       47,625.29                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3275447                              .2500
       67,600.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3275573                              .2500
      363,825.61                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3275777                              .2500
      220,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3275892                              .2500
      104,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276204                              .2500
       68,318.94                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3276205                              .2500
       44,927.63                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276206                              .2500
      230,036.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3276207                              .2500
       74,908.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3276208                              .2500
       99,878.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3276209                              .2500
       27,986.23                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3276210                              .2500
       50,373.18                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276211                              .2500
       77,356.61                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3276212                              .2500
       49,973.39                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276213                              .2500
      106,349.03                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3276214                              .2500
       63,965.94                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276215                              .2500
      109,293.31                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276216                              .2500
       61,967.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276217                              .2500
       99,940.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3276218                              .2500
      399,538.06                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3276219                              .2500
      235,690.21                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3276220                              .2500
       78,257.23                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3276222                              .2500
       52,118.19                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276223                              .2500
       46,726.65                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276224                              .2500
       58,022.90                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3276225                              .2500
       47,326.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3276226                              .2500
       37,555.44                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3276227                              .2500
      154,634.61                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276228                              .2500
       47,948.71                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276229                              .2500
      188,894.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3276230                              .2500
      156,066.90                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276231                              .2500
       68,464.48                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276232                              .2500
      120,540.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3276233                              .2500
      133,423.19                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3276234                              .2500
      193,482.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3276235                              .2500
       62,967.33                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276236                              .2500
       67,961.88                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3276237                              .2500
       77,956.26                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3276238                              .2500
       63,866.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276239                              .2500
       98,746.03                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3276240                              .2500
       97,346.79                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3276241                              .2500
       81,952.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3276242                              .2500
       55,971.72                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3276243                              .2500
      135,631.47                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3276244                              .2500
       85,456.82                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3276245                              .2500
       94,452.27                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3276246                              .2500
      149,516.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3276247                              .2500
       89,863.39                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276248                              .2500
       62,461.15                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3276249                              .2500
       36,780.41                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276250                              .2500
       82,356.14                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      3276251                              .2500
       93,951.27                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276252                              .2500
      101,944.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3276253                              .2500
       69,654.80                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3276254                              .2500
      109,438.61                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3276255                              .2500
       46,127.30                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3276256                              .2500
      111,941.93                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3276257                              .2500
       50,974.24                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3276258                              .2500
       37,981.30                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3276259                              .2500
       60,267.90                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3276291                              .2500
      226,566.29                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3276292                              .2500
      160,147.72                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3276294                              .2500
      127,420.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3276303                              .2500
      319,101.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3276304                              .2500
      602,734.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3277726                              .2500
       25,860.86                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3278259                              .2500
      261,268.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3278261                              .2500
      252,600.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3278733                              .2500
       83,209.05                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3278735                              .2500
      126,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3278736                              .2500
       75,114.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3278740                              .2500
      127,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3278741                              .2500
       70,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3278742                              .2500
      245,050.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3280656                              .2500
       74,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3280661                              .2500
       34,350.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3280662                              .2500
       27,986.93                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3280663                              .2500
       53,550.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3280664                              .2500
       45,600.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3280665                              .2500
       50,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3280667                              .2500
       83,700.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3280670                              .2500
       63,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3280671                              .2500
       42,400.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3280674                              .2500
       75,150.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3280677                              .2500
      210,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3280680                              .2500
      297,300.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3280683                              .2500
      158,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3282058                              .2500
       81,845.04                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3282070                              .2500
       75,200.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3282155                              .2500
      238,391.64                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3284480                              .2500
      144,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3284483                              .2500
      169,700.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3284484                              .2500
      127,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3284488                              .2500
      216,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3284489                              .2500
      135,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3284490                              .2500
       52,250.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3284496                              .2500
      297,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3284497                              .2500
       87,300.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3284499                              .2500
      115,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3284500                              .2500
       82,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3284501                              .2500
      157,900.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3284502                              .2500
       72,100.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3284503                              .2500
      161,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3286128                              .2500
      122,400.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3286176                              .2500
      220,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3286305                              .2500
      321,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3286321                              .2500
       85,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3287398                              .2500
       35,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3287402                              .2500
      208,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3287403                              .2500
      209,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3287404                              .2500
       62,950.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3287408                              .2500
       61,650.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3287409                              .2500
      513,750.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3287410                              .2500
       52,700.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3287411                              .2500
       61,650.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450
1



      3287412                              .2500
       61,650.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3287415                              .2500
       65,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3287421                              .2500
       79,200.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3287425                              .2500
      120,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3287429                              .2500
      183,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3287512                              .2500
      386,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3288304                              .2500
       89,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3290697                              .2500
       85,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3290705                              .2500
      312,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3290706                              .2500
      245,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3290710                              .2500
      152,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3290712                              .2500
      162,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3290713                              .2500
      770,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3290714                              .2500
      112,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3290715                              .2500
       90,250.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3290716                              .2500
      103,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3290718                              .2500
       62,900.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3290721                              .2500
       98,100.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3290723                              .2500
      176,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3290725                              .2500
      208,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3290727                              .2500
      126,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3290730                              .2500
      112,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3290732                              .2500
      105,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3290733                              .2500
      136,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3290734                              .2500
       43,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3290735                              .2500
      186,300.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3290736                              .2500
       97,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3290738                              .2500
      137,250.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3290739                              .2500
       98,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3290943                              .2500
      168,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3291707                              .2500
      105,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3292630                              .2500
       75,959.55                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450
1



      3294837                              .2500
       81,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3294838                              .2500
      300,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3294843                              .2500
      196,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3294844                              .2500
       31,200.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3294846                              .2500
       65,700.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3294848                              .2500
       87,300.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3294891                              .2500
       68,228.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3294893                              .2500
      241,008.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3294898                              .2500
       49,946.58                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3294902                              .2500
      218,143.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3294912                              .2500
       64,922.98                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3294914                              .2500
      133,625.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3294918                              .2500
       49,333.52                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3294922                              .2500
       32,324.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3294926                              .2500
       62,867.81                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3294927                              .2500
       44,905.61                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3294929                              .2500
      224,422.65                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3294930                              .2500
      302,452.22                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3294932                              .2500
      134,108.19                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3294933                              .2500
       53,150.01                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3294934                              .2500
       62,133.12                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3294935                              .2500
      103,749.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3294936                              .2500
       44,892.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3294937                              .2500
      105,416.39                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3294938                              .2500
       57,147.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3294939                              .2500
      361,603.77                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3294940                              .2500
       94,890.28                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3294941                              .2500
       85,211.29                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3294942                              .2500
      196,882.78                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3294949                              .2500
       39,796.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3294951                              .2500
       84,922.97                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3294962                              .2500
       77,953.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3294963                              .2500
       63,966.82                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3294965                              .2500
      139,750.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3294968                              .2500
       30,067.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3294970                              .2500
      119,796.69                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3294971                              .2500
       56,345.43                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3294973                              .2500
      130,374.47                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3294977                              .2500
       49,915.29                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3294978                              .2500
      279,351.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3294980                              .2500
      116,322.32                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3294986                              .2500
      159,272.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3294989                              .2500
       52,339.71                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3294994                              .2500
      131,044.30                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3294996                              .2500
       59,865.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3295006                              .2500
       88,753.96                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3295008                              .2500
       30,287.50                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3295009                              .2500
      131,176.42                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3295012                              .2500
      107,800.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3295017                              .2500
      129,864.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3295025                              .2500
      202,891.98                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3295029                              .2500
      117,540.61                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3295034                              .2500
       96,702.41                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3296223                              .2500
      105,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3297519                              .2500
      102,150.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3298075                              .2500
       72,250.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3298077                              .2500
       36,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3298080                              .2500
       45,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3298081                              .2500
      142,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3298084                              .2500
       75,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3298085                              .2500
       74,700.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3298088                              .2500
       85,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3298089                              .2500
       58,500.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3298091                              .2500
      245,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3298092                              .2500
       32,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3298093                              .2500
       71,750.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3298094                              .2500
       79,650.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3298095                              .2500
       86,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3298096                              .2500
       71,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3298098                              .2500
      109,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3298100                              .2500
      210,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3298809                              .2500
      423,785.88                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3298913                              .2500
      448,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3299590                              .2500
       68,900.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3299595                              .2500
      164,859.90                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3299686                              .2500
      241,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3301651                              .2500
      128,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3301652                              .2500
       69,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3301654                              .2500
       84,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3301655                              .2500
       75,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3301658                              .2500
       50,400.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3301659                              .2500
       43,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3301661                              .2500
      102,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3301662                              .2500
      166,250.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3301669                              .2500
      198,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3301671                              .2500
      180,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3301672                              .2500
      200,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3301673                              .2500
       70,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3301677                              .2500
      191,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3301678                              .2500
      132,300.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3302521                              .2500
       85,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3302542                              .2500
       80,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3302543                              .2500
       97,445.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3302649                              .2500
      121,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3302681                              .2500
       97,445.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3302684                              .2500
      197,810.09                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950
1



      3302687                              .2500
      149,918.06                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3302742                              .2500
       96,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3302865                              .2500
      329,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3302878                              .2500
       71,911.71                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3302908                              .2500
       89,917.88                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3304851                              .2500
       61,650.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3304852                              .2500
      109,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3304853                              .2500
      144,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3304854                              .2500
       64,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3304859                              .2500
       49,500.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3304864                              .2500
       44,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3304867                              .2500
      101,650.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3304870                              .2500
      101,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3304871                              .2500
       87,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3304873                              .2500
       48,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3304874                              .2500
      123,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3305802                              .2500
      137,632.27                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3306219                              .2500
       99,943.94                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3306406                              .2500
       86,351.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3306824                              .2500
      471,675.17                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3306842                              .5000
      499,681.16                           .0300
            8.2500                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3306851                              .5000
      186,300.00                           .0800
            8.5000                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3307934                              .2500
       73,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3307936                              .2500
      134,900.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3307938                              .2500
      121,400.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3307939                              .2500
      162,900.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3307943                              .2500
       58,500.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3307944                              .2500
      112,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3307945                              .2500
       84,800.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3307947                              .2500
      111,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3307949                              .2500
      228,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3307951                              .2500
      400,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3308928                              .2500
       94,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3308952                              .2500
      103,438.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3309169                              .2500
      143,912.76                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3309217                              .2500
      111,767.39                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3309253                              .2500
      259,386.89                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3309292                              .2500
      175,893.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3309352                              .2500
       36,900.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3309361                              .2500
      288,592.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3309502                              .2500
      299,852.44                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3309568                              .2500
      340,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3309584                              .2500
       93,647.21                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3309659                              .2500
      115,838.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3309668                              .2500
      101,491.45                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3309743                              .2500
       69,923.23                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3309851                              .2500
      395,605.32                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3309913                              .2500
      115,936.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3309914                              .2500
       83,954.12                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3309994                              .2500
       74,363.40                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3310031                              .2500
      172,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3310063                              .2500
      141,930.16                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3310091                              .2500
       67,925.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3310130                              .2500
       93,491.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3310152                              .2500
      284,565.04                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3310163                              .2500
      187,873.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3310209                              .2500
      122,465.56                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3310243                              .2500
      103,879.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3310510                              .2500
      204,551.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3311360                              .2500
       70,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3311362                              .2500
      224,050.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3311363                              .2500
      288,750.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3311365                              .2500
      122,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3311370                              .2500
      132,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3311373                              .2500
      172,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3311374                              .2500
       47,700.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3311440                              .2500
      192,894.58                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3311502                              .2500
      150,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3311536                              .2500
       58,042.61                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3311844                              .2500
       71,760.78                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3311904                              .2500
       79,892.29                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3312143                              .2500
      175,917.89                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3312248                              .2500
      134,833.65                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3312496                              .2500
       89,950.84                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3312500                              .2500
      399,513.65                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3312533                              .2500
      121,444.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3312579                              .2500
      159,841.97                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3312651                              .2500
       79,956.30                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3312684                              .2500
      254,845.52                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3312711                              .2500
      212,145.60                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3312725                              .2500
       99,940.96                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3312871                              .2500
      210,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3312927                              .2500
       61,930.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3312987                              .2500
      107,854.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3313106                              .2500
       92,886.92                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3313206                              .2500
      263,120.51                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3313399                              .2500
       29,450.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3313469                              .2500
       46,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3313472                              .2500
      251,885.51                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3314805                              .2500
      183,200.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3314806                              .2500
      102,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3314809                              .2500
      170,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3314810                              .2500
      236,050.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3314813                              .2500
       54,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3314814                              .2500
      197,100.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3314815                              .2500
       60,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3314816                              .2500
       69,600.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3314817                              .2500
      160,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3314819                              .2500
       63,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3314820                              .2500
      103,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3314822                              .2500
      136,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3314826                              .2500
       34,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3314828                              .2500
       94,500.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3314829                              .2500
      166,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950
1



      3314831                              .2500
       46,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3314832                              .2500
      270,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3314833                              .2500
       80,500.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3314835                              .2500
       85,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3314836                              .2500
      148,400.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3314838                              .2500
      108,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3314839                              .2500
      124,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3314870                              .2500
      235,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3315159                              .2500
       58,847.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315160                              .2500
       59,972.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315161                              .2500
       58,847.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315162                              .2500
       58,847.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315163                              .2500
       58,847.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315164                              .2500
       58,847.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315165                              .2500
       59,972.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3315166                              .2500
       58,847.53                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3316113                              .2500
      250,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3316239                              .2500
      100,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3316318                              .2500
      135,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3317985                              .2500
       69,950.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3317989                              .2500
      126,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3317991                              .2500
       60,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3317992                              .2500
      380,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3317997                              .2500
       69,300.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3317998                              .2500
       57,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3317999                              .2500
       68,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3318001                              .2500
      205,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3318002                              .2500
      151,200.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3318003                              .2500
       94,400.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3318005                              .2500
      123,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3318007                              .2500
      236,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3318008                              .2500
      215,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3318009                              .2500
      194,750.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3318012                              .2500
      108,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3318013                              .2500
      295,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3318016                              .2500
       45,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3318019                              .2500
       26,900.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3318023                              .2500
      489,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3320175                              .2500
      113,179.19                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3320629                              .2500
      539,681.19                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3320632                              .2500
      523,932.41                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3320901                              .2500
       44,925.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3321144                              .2500
       50,900.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3322135                              .2500
      240,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3322136                              .2500
      312,300.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3322139                              .2500
      252,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3322140                              .2500
      100,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3322142                              .2500
      112,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3322145                              .2500
       49,600.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3322146                              .2500
       56,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3322147                              .2500
       76,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3322148                              .2500
       76,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3322149                              .2500
       52,350.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3322153                              .2500
       94,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3322154                              .2500
       95,400.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3322155                              .2500
      120,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3322156                              .2500
       57,600.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3322157                              .2500
      138,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3322161                              .2500
       42,400.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3322163                              .2500
      112,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3322164                              .2500
      127,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3322335                              .2500
      122,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3322343                              .2500
      103,500.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3323267                              .2500
      303,829.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3323336                              .2500
      440,400.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3323362                              .2500
      421,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3323486                              .2500
      113,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3323702                              .2500
      368,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3326003                              .2500
      225,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3326010                              .2500
      115,900.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3326017                              .2500
       38,300.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3326018                              .2500
       64,800.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3326019                              .2500
      102,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3326023                              .2500
      310,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3326024                              .2500
      163,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3326027                              .2500
      276,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3326030                              .2500
       40,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3326450                              .2500
      852,069.49                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3326521                              .2500
      147,200.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3326618                              .2500
      334,791.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3327710                              .2500
      119,925.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3327711                              .2500
      171,901.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3327712                              .2500
      260,649.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3327713                              .2500
      152,562.17                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3327714                              .2500
      619,614.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3327715                              .2500
      252,854.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3327716                              .2500
      164,907.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3327717                              .2500
      515,662.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3327718                              .2500
      549,675.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3328794                              .2500
      148,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3328936                              .2500
      489,445.88                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3330621                              .2500
      195,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3330656                              .2500
       76,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3330658                              .2500
      108,550.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3330799                              .2500
      135,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3330878                              .2500
       65,600.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3330880                              .2500
       95,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3330881                              .2500
      232,500.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3330883                              .2500
      170,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3330884                              .2500
      104,850.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3330887                              .2500
      103,750.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3330888                              .2500
       59,200.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3330889                              .2500
      370,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3330890                              .2500
       61,200.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200
1



      3330891                              .2500
       75,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3330892                              .2500
      182,400.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3330893                              .2500
       67,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            7.7500                        1.5450

      3330896                              .2500
       43,200.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            7.7500                        1.9200

      3330897                              .2500
       26,250.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3330899                              .2500
       27,750.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3330900                              .2500
       26,250.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3330901                              .2500
      202,500.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700
1



      3330907                              .2500
      114,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3330910                              .2500
      106,650.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3330911                              .2500
       45,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3330913                              .2500
       57,600.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3330914                              .2500
      400,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3330926                              .2500
      157,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3331345                              .2500
      327,834.36                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3332817                              .2500
       93,550.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3332819                              .2500
      201,150.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3332824                              .2500
      128,500.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3332829                              .2500
       65,250.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3332830                              .2500
      144,200.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3332845                              .2500
      109,650.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3332855                              .2500
      111,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3332856                              .2500
       52,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3332857                              .2500
       81,900.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3332860                              .2500
      148,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3332874                              .2500
      252,700.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3332877                              .2500
      138,800.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3332879                              .2500
       71,700.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3332881                              .2500
      116,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3332884                              .2500
       60,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200

      3332886                              .2500
      144,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3332887                              .2500
      144,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700
1



      3332888                              .2500
       67,500.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3332889                              .2500
      118,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3332890                              .2500
      144,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3332893                              .2500
       76,800.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3332902                              .2500
      137,350.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3332903                              .2500
      118,700.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            7.7500                        1.6700

      3333938                              .2500
       54,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            7.7500                        1.7950

      3335014                              .2500
      112,800.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3335868                              .2500
      203,900.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            7.7500                        1.0450

      3336466                              .2500
      196,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3337809                              .2500
      192,650.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      3338284                              .2500
      123,800.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            7.7500                        1.1700

      3338557                              .2500
      246,861.52                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3338609                              .2500
      106,400.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3338856                              .2500
       99,866.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3339644                              .2500
      310,500.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            7.7500                        1.4200
1



      3343970                              .2500
      250,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

  TOTAL NUMBER OF LOANS:     1511
  TOTAL BALANCE........:        217,106,728.72


1

  RUN ON     : 04/20/00            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.52.37            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : 2000-QS5             FIXED SUMMARY REPORT      CUTOFF : 04/01/00
  POOL       : 0004438
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  RFC NET RATE                          8.8319            6.8750     10.3750
  NET MTG RATE(INVSTR RATE)             8.7533            6.8450     10.2950
  POST STRIP RATE                       7.7448            6.8450      7.7500
  SUB SERV FEE                           .2508             .2500       .5000
  MSTR SERV FEE                          .0786             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                 1.0085             .0000      2.5450







  TOTAL NUMBER OF LOANS:  1511
  TOTAL BALANCE........:     217,106,728.72


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 04/20/00           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.52.37          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : 2000-QS5                                       CUTOFF : 04/01/00
  POOL       : 0004438
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1862556          229/G02             F          100,500.00         ZZ
                                         360         99,517.68          1
    332 WEST 160 SOUTH                 7.500            702.72         78
                                       7.250            702.72      130,000.00
    PIMA             AZ   85543          2            04/26/99         00
    0431355882                           05           06/01/99          0
    16518052                             O            05/01/29
    0


    1939988          560/560             F          504,000.00         ZZ
                                         360        501,431.75          1
    3811 MERIDIAN ROAD                 8.375          3,830.77         80
                                       8.125          3,830.77      630,000.00
    OKEMOS           MI   48864          1            07/20/99         00
    122319106                            05           09/01/99          0
    122319106                            O            08/01/29
    0


    1949534          L98/G02             F          133,000.00         ZZ
                                         360        132,427.61          2
    1067 & 1069 N 5TH STREET           7.750            952.83         45
                                       7.500            952.83      297,000.00
    SAN JOSE         CA   95112          5            09/23/99         00
    0431893064                           05           11/01/99          0
    X                                    O            10/01/29
    0


    1951793          E45/G02             F           36,000.00         ZZ
                                         360         35,889.63          1
    616 WEST LIBERTY STREET            8.750            283.21         80
                                       8.500            283.21       45,000.00
    SWAINSBORO       GA   30401          5            10/25/99         00
    0431592302                           05           12/01/99          0
1


    58524                                O            11/01/29
    0


    1953971          Q54/G02             F           70,000.00         ZZ
                                         360         69,967.34          3
    254 PRESIDENT STREET               9.750            601.41          9
                                       9.500            601.41      800,000.00
    BROOKLYN         NY   11231          5            02/04/00         00
    0431825827                           07           04/01/00          0
    CUSIMANO                             N            03/01/30
    0


    1954775          S62/G02             F          187,100.00         ZZ
                                         360        186,977.61          1
    XXX 239TH AVENUE                   8.125          1,389.21         80
                                       7.875          1,389.21      233,900.00
    ZIMMERMAN        MN   55398          1            02/25/00         00
    0431876960                           05           04/01/00          0
    15468                                O            03/01/30
    0


    1954784          N94/G02             F          204,300.00         ZZ
                                         360        204,300.00          1
    178 MAIN STREET                    9.125          1,662.25         90
                                       8.875          1,662.25      227,000.00
    WEST HARWICH     MA   02671          1            03/24/00         11
    0431935956                           05           05/01/00         25
    1954784                              O            04/01/30
    0


    1956387          P58/G02             F           52,000.00         ZZ
                                         360         51,882.07          1
    110 BEECHNUT COURT                 8.875            413.74         80
                                       8.625            413.74       65,000.00
    LUMBERTON        NJ   08060          1            11/16/99         00
    0431651736                           03           01/01/00          0
    002990010571                         O            12/01/29
    0


    1958171          964/G02             F          118,400.00         ZZ
                                         360        118,138.40          1
    992 TAM O'SHANTER                  9.000            952.67         80
                                       8.750            952.67      148,000.00
    LAS VEGAS        NV   89109          5            11/24/99         00
    0431914779                           09           01/01/00          0
    68393                                N            12/01/29
    0


1


    1959221          H49/G02             F          130,500.00         ZZ
                                         360        130,320.67          2
    1980-1984 YOSEMITE STREET          9.875          1,133.19         90
                                       9.625          1,133.19      145,000.00
    AURORA           CO   80220          1            01/03/00         01
    0431904598                           05           02/01/00         25
    317398306                            N            01/01/30
    0


    1959506          L04/G02             F          107,910.00         ZZ
                                         360        107,860.97          1
    2497 GRAY STREET                   9.875            937.04         90
                                       9.625            937.04      119,900.00
    EDGEWATER        CO   80214          1            02/18/00         10
    0431863646                           05           04/01/00         25
    NELSON                               N            03/01/30
    0


    1960286          H93/G02             F           60,000.00         ZZ
                                         360         59,860.40          1
    1819 BROOKLINE COURT               8.750            472.02         84
                                       8.500            472.02       72,000.00
    JEFFERSON CITY   TN   37760          2            11/24/99         04
    0431780154                           09           01/01/00         12
    9981120                              O            12/01/29
    0


    1960402          G26/G02             F           58,500.00         ZZ
                                         360         58,500.00          1
    912 ARMSTRONG AVENUE UNIT 1-2      9.500            491.90         90
                                       9.250            491.90       65,000.00
    STATEN ISLAND    NY   10308          1            03/13/00         10
    0431927763                           01           05/01/00         25
    2856AMO                              N            04/01/30
    0


    1960963          196/G02             F           86,400.00         ZZ
                                         360         86,321.16          3
    519 TEXAS NE                       9.875            750.26         90
                                       9.625            750.26       96,000.00
    ALBUQUERQUE      NM   87108          1            01/14/00         01
    0431872969                           05           03/01/00         25
    1357989                              N            02/01/30
    0


    1960969          196/G02             F           86,400.00         ZZ
                                         360         86,321.16          3
    515 TEXAS NE                       9.875            750.26         90
                                       9.625            750.26       96,000.00
1


    ALBUQUERQUE      NM   87108          1            01/14/00         01
    0431866441                           05           03/01/00         25
    1357987                              N            02/01/30
    0


    1961823          G09/G02             F          117,700.00         ZZ
                                         360        117,700.00          1
    1302 CARR AVE                      8.750            925.95         64
                                       8.500            925.95      185,000.00
    MEMPHIS          TN   38104          2            03/27/00         00
    0431947787                           05           05/01/00          0
    RHODES                               O            04/01/30
    0


    1961840          P01/G02             F           55,800.00         ZZ
                                         360         55,771.82          2
    1479-1481 RUGBY ROAD               9.375            464.12         90
                                       9.125            464.12       62,000.00
    SCHENECTADY      NY   12308          1            03/01/00         04
    0431884071                           05           04/01/00         25
    MUSCO                                N            03/01/30
    0


    1962177          B28/G02             F          162,000.00         ZZ
                                         360        161,505.78          1
    5417 IMPERIAL COURT                8.375          1,231.32         86
                                       8.125          1,231.32      190,000.00
    NORTHEAST ALBUQ  NM   87111          2            11/29/99         11
    0431732213                           05           01/01/00         25
    05991577B                            O            12/01/29
    0


    1962355          T39/G02             F           84,000.00         ZZ
                                         360         83,954.12          3
    4518 19TH AVENUE SOUTHEAST         9.000            675.88         68
                                       8.750            675.88      125,000.00
    LACEY            WA   98503          5            02/17/00         00
    0431898923                           05           04/01/00          0
    990619                               O            03/01/30
    0


    1962803          N24/G02             F          400,000.00         ZZ
                                         360        399,488.11          1
    1473 EAST 250 NORTH                8.250          3,005.07         28
                                       8.000          3,005.07    1,450,000.00
    BOUNTIFUL        UT   84010          5            01/10/00         00
    0431846773                           05           03/01/00          0
    1962803                              O            02/01/30
    0
1




    1962820          683/G02             F          133,650.00         ZZ
                                         360        133,577.00          1
    137 HIGHLAND STREET                9.000          1,075.38         90
                                       8.750          1,075.38      148,500.00
    HUDSON           NH   03051          1            02/11/00         14
    0431874734                           05           04/01/00         25
    018176                               O            03/01/30
    0


    1963039          B35/G02             F          224,000.00         ZZ
                                         360        223,392.74          1
    929 MANDERIN ISLE                  8.000          1,643.64         80
                                       7.750          1,643.64      280,000.00
    FT LAUDERDALE    FL   33315          1            12/02/99         00
    0431751056                           05           01/01/00          0
    99004116                             O            12/01/29
    0


    1963515          G34/G02             F          185,000.00         ZZ
                                         360        184,678.34          1
    6333 EVERITT ROAD NORTHWEST        8.750          1,455.40         79
                                       8.500          1,455.40      235,000.00
    ALBUQUERQUE      NM   87120          2            12/08/99         00
    0431755537                           05           02/01/00          0
    88050390                             O            01/01/30
    0


    1963980          687/G02             F          165,000.00         ZZ
                                         360        164,909.87          1
    4800 MOUNTAIN POINT LANE           9.000          1,327.63         60
                                       8.750          1,327.63      275,000.00
    CHARLOTTE        NC   28212          1            02/10/00         00
    0431871268                           05           04/01/00          0
    0000                                 O            03/01/30
    0


    1964061          E86/G02             F          144,900.00         ZZ
                                         360        144,684.48          1
    27 HENDERSON PLACE                 9.500          1,218.40         90
                                       9.250          1,218.40      161,000.00
    BRENTWOOD        NY   11717          1            12/28/99         10
    0431754043                           05           02/01/00         25
    55999                                N            01/01/30
    0


    1964320          687/G02             F           30,500.00         ZZ
                                         360         30,486.14          1
1


    2438C EAST AVE                     9.875            264.85         90
                                       9.625            264.85       33,900.00
    ROCHESTER        NY   14610          1            02/24/00         10
    0431891431                           01           04/01/00         25
    3Q1489                               O            03/01/30
    0


    1964638          S61/G02             F          150,000.00         ZZ
                                         360        149,859.47          1
    LOT 5 OLD TURNPIKE ROAD            9.750          1,288.73         90
                                       9.500          1,288.73      167,691.00
    OAKHAM           MA   01068          5            02/05/00         10
    0431904127                           05           03/07/00         25
    NC0020001                            N            02/07/30
    0


    1964643          N46/G02             F           62,700.00         ZZ
                                         360         62,636.42          1
    19325 SOUTH MAIN STREET            9.375            521.51         90
                                       9.125            521.51       69,707.00
    CORNELIUS        NC   28031          1            02/01/00         10
    0431851690                           05           03/01/00         25
    4503413                              O            02/01/30
    0


    1965153          P38/G02             F           78,400.00         ZZ
                                         360         78,328.46          4
    1552 WEST MCDOWELL ROAD            9.875            680.79         80
                                       9.625            680.79       98,000.00
    PHOENIX          AZ   85007          1            01/28/00         00
    0431860634                           05           03/01/00          0
    0DC003                               N            02/01/30
    0


    1965473          P38/G02             F           73,600.00         ZZ
                                         360         73,532.84          4
    1546 WEST MCDOWELL ROAD            9.875            639.11         80
                                       9.625            639.11       92,000.00
    PHOENIX          AZ   85007          1            01/28/00         00
    0431923432                           05           03/01/00          0
    0DC004                               N            02/01/30
    0


    1965638          738/G02             F          239,500.00         ZZ
                                         360        238,991.40          1
    1347 S EDGEWATER DRIVE             8.250          1,799.29         34
                                       8.000          1,799.29      716,000.00
    CHARLESTON       SC   29407          5            01/18/00         00
    0431802420                           05           03/01/00          0
1


    5298688                              O            02/01/30
    0


    1965957          964/G02             F          129,600.00         ZZ
                                         360        129,386.03          4
    200 NORTH 14TH STREET              9.000          1,042.79         80
                                       8.750          1,042.79      162,000.00
    LAS VEGAS        NV   89101          1            12/29/99         00
    0431777887                           05           02/01/00          0
    69085                                N            01/01/30
    0


    1965984          F28/G02             F          425,500.00         ZZ
                                         360        424,180.69          4
    79 KIRKLAND STREET                 9.000          3,423.67         59
                                       8.750          3,423.67      725,500.00
    CAMBRIDGE        MA   02138          1            11/30/99         00
    0431774777                           05           01/01/00          0
    5232939                              O            12/01/29
    0


    1966385          962/G02             F           65,450.00         ZZ
                                         360         65,450.00          1
    75 CUSTER DRIVE                    8.500            503.26         85
                                       8.250            503.26       77,000.00
    LINCOLN          ND   58504          5            03/07/00         04
    0431918119                           05           05/01/00         25
    1966385                              O            04/01/30
    0


    1966606          L55/G02             F          141,300.00         ZZ
                                         360        141,300.00          2
    520 BEACH 66TH STREET              9.625          1,201.04         90
                                       9.375          1,201.04      157,000.00
    ARVERNE          NY   11692          1            03/21/00         10
    0431924018                           05           05/01/00         25
    396069                               N            04/01/30
    0


    1966759          P34/G02             F           63,900.00         ZZ
                                         360         63,535.25          4
    112-116 COWDEN STREET              9.750            549.00         90
                                       9.500            549.00       71,000.00
    CENTRAL FALLS    RI   02863          2            01/31/00         01
    0431899228                           05           03/01/00         25
    61326                                N            02/01/30
    0


1


    1966834          K15/G02             F          144,000.00         ZZ
                                         360        143,785.82          4
    1320 DESERET AVENUE                9.500          1,210.83         80
                                       9.250          1,210.83      180,000.00
    BARSTOW          CA   92311          1            12/14/99         00
    0431895267                           05           02/01/00          0
    3006380                              N            01/01/30
    0


    1967292          163/G02             F          126,000.00         ZZ
                                         360        125,797.31          4
    113 119 RIVER STREET               9.125          1,025.18         70
                                       8.875          1,025.18      180,000.00
    DORCHESTER       MA   02126          5            12/17/99         00
    0431803444                           05           02/01/00          0
    1000140293                           N            01/01/30
    0


    1967548          286/286             F          148,000.00         ZZ
                                         360        147,768.04          4
    10807 NORTH 15TH LANE              9.250          1,217.56         80
                                       9.000          1,217.56      185,000.00
    PHOENIX          AZ   85029          2            12/21/99         00
    09693879                             09           02/01/00          0
    09693879                             N            01/01/30
    0


    1967702          286/286             F          425,000.00         ZZ
                                         360        423,843.49          1
    526 CHINO CHINO CANYON ROAD        8.875          3,381.49         48
                                       8.625          3,381.49      900,000.00
    PALM SPRINGS     CA   92262          5            11/02/99         00
    08939966                             05           01/01/00          0
    08939966                             O            12/01/29
    0


    1967725          286/286             F           28,350.00         ZZ
                                         360         28,292.06          2
    235 BLAKE STREET                   9.375            235.80         90
                                       9.125            235.80       31,500.00
    LEWISTON         ME   04240          1            11/10/99         10
    08926834                             05           01/01/00         25
    08926834                             N            12/01/29
    0


    1967786          286/286             F          360,000.00         ZZ
                                         360        358,753.59          1
    10330 LOCKWOOD DRIVE               8.625          2,800.04         38
                                       8.375          2,800.04      960,000.00
1


    CUPERTINO        CA   95014          1            11/30/99         00
    09687332                             05           02/01/00          0
    09687332                             N            01/01/30
    0


    1967814          286/286             F           50,000.00         ZZ
                                         360         49,925.62          3
    4076 4078 & 4080 IOWA STREET       9.500            420.43         21
                                       9.250            420.43      240,000.00
    SAN DIEGO        CA   92104          5            12/28/99         00
    09695222                             05           02/01/00          0
    09695222                             N            01/01/30
    0


    1968367          225/225             F          111,900.00         ZZ
                                         360        111,518.49          1
    255 8TH STREET UNIT 4R             8.875            890.33         80
                                       8.625            890.33      139,900.00
    JERSEY CITY      NJ   07302          1            11/03/99         00
    7159977                              01           12/01/99          0
    7159977                              O            11/01/29
    0


    1968458          K15/G02             F           66,400.00         ZZ
                                         360         66,357.65          1
    527 NW 36TH TERRACE                8.250            498.85         80
                                       8.000            498.85       83,000.00
    GAINESVILLE      FL   32607          1            02/15/00         00
    0431905918                           05           04/01/00          0
    3012944                              N            03/01/30
    0


    1968496          416/G02             F           50,000.00         ZZ
                                         360         49,976.67          1
    2944 IMPRESSIONS DRIVE             9.750            429.58         47
                                       9.500            429.58      108,260.00
    LAKE IN THE HIL  IL   60102          1            02/24/00         00
    0431881374                           09           04/01/00          0
    642142                               O            03/01/30
    0


    1968625          313/G02             F          117,000.00         ZZ
                                         360        116,942.45          1
    3506 N ELDER LANE                  9.500            983.80         67
                                       9.250            983.80      177,000.00
    FRANKLIN PARK    IL   60131          1            02/29/00         00
    0431896216                           05           04/01/00          0
    0006831507                           O            03/01/30
    0
1




    1968932          R13/R13             F          111,900.00         ZZ
                                         360        111,830.44          1
    10508 59TH DR NE                   8.375            850.53         80
                                       8.125            850.53      140,000.00
    MARYSVILLE       WA   98271          1            02/11/00         00
    0431878834                           05           04/01/00          0
    0000                                 O            03/01/30
    0


    1969047          B49/G02             F          111,550.00         ZZ
                                         360        111,550.00          1
    1060 OPAL STREET #102              8.750            877.57         80
                                       8.500            877.57      139,450.00
    BROOMFIELD       CO   80020          1            03/15/00         00
    0431908284                           09           05/01/00          0
    0390655                              O            04/01/30
    0


    1969413          B93/G02             F          369,000.00         ZZ
                                         360        368,573.85          1
    12775 N 58TH AVENUE                8.750          2,902.93         90
                                       8.500          2,902.93      410,000.00
    GLENDALE         AZ   85304          2            01/26/00         01
    0431822394                           03           03/01/00         25
    1000019024                           O            02/01/30
    0


    1969417          E47/G02             F          166,600.00         ZZ
                                         360        166,412.53          1
    7 ELK PATH                         8.875          1,325.54         70
                                       8.625          1,325.54      238,000.00
    MANITOU SPRINGS  CO   80829          5            01/27/00         00
    0431816149                           05           03/01/00          0
    DEN13708                             N            02/01/30
    0


    1969443          K15/G02             F           85,900.00         ZZ
                                         360         85,821.63          1
    3722 ROBINSON ROAD                 9.875            745.91         90
                                       9.625            745.91       95,500.00
    NEWTON           NC   28658          5            01/21/00         10
    0431818061                           05           03/01/00         12
    017405300882                         O            02/01/30
    0


    1969458          K15/G02             F          110,100.00         ZZ
                                         360        109,999.55          1
1


    290 WEST PORTLAND AVENUE           9.875            956.05         95
                                       9.625            956.05      116,000.00
    FRESNO           CA   93711          5            01/26/00         10
    0431824952                           05           03/01/00         30
    038305300568                         O            02/01/30
    0


    1969459          K15/G02             F          116,300.00         ZZ
                                         360        116,233.09          1
    48 FOCH ST                         8.750            914.93         85
                                       8.500            914.93      137,000.00
    MANCHESTER       NH   03102          5            01/28/00         23
    0431823012                           05           04/01/00          0
    03340005301143                       O            03/01/30
    0


    1969466          742/G02             F           60,300.00         ZZ
                                         360         60,268.74          2
    457 HUDSON AVENUE                  9.250            496.07         90
                                       9.000            496.07       67,000.00
    ALBANY           NY   12203          1            02/28/00         14
    0431901396                           05           04/01/00         25
    6017487                              N            03/01/30
    0


    1969595          M65/G02             F          236,550.00         ZZ
                                         360        236,550.00          4
    1550 BRYANT AVENUE                 9.500          1,989.04         95
                                       9.250          1,989.04      249,000.00
    BRONX            NY   10460          1            03/14/00         01
    0431913235                           05           05/01/00         30
    2419                                 O            04/01/30
    0


    1969596          N66/G02             F          175,000.00         ZZ
                                         360        175,000.00          1
    PLAYHOUSE LANE                     9.125          1,423.86         67
                                       8.875          1,423.86      262,000.00
    DORSET           VT   05251          1            03/10/00         00
    0431893262                           05           05/01/00          0
    00M0013                              O            04/01/30
    0


    1969650          683/G02             F           86,250.00         ZZ
                                         360         86,210.82          2
    90-91 HAROLD STREET                9.875            748.95         75
                                       9.625            748.95      115,600.00
    MANCHESTER       NH   03104          1            02/18/00         00
    0431914845                           05           04/01/00          0
1


    018228                               N            03/01/30
    0


    1969782          N11/G02             F           43,200.00         ZZ
                                         360         43,160.58          1
    765 COLLEGE STREET                 9.875            375.13         80
                                       9.625            375.13       54,000.00
    BLOUNTSVILLE     AL   35031          5            02/18/00         00
    0431890508                           05           03/18/00          0
    BROOKS                               N            02/18/30
    0


    1970296          227/G02             F           46,170.00         ZZ
                                         360         46,149.02          3
    1210 18TH STREET                   9.875            400.92         90
                                       9.625            400.92       51,300.00
    BAY CITY         MI   48708          1            02/25/00         14
    0431884873                           05           04/01/00         25
    1862779                              N            03/01/30
    0


    1970297          687/G02             F           29,500.00         ZZ
                                         360         29,486.60          1
    5705 80TH STREET NORTH             9.875            256.16         80
    UNIT 207                           9.625            256.16       36,900.00
    SAINT PETERSBUR  FL   33709          1            02/22/00         00
    0431891423                           01           04/01/00          0
    1270058                              O            03/01/30
    0


    1970463          286/286             F           85,500.00         ZZ
                                         360         85,421.98          3
    64-66 HANMER STREET                9.875            742.44         95
                                       9.625            742.44       90,000.00
    EAST HARTFORD    CT   06108          1            01/10/00         14
    8933552                              05           03/01/00         30
    8933552                              O            02/01/30
    0


    1970489          286/286             F          172,350.00         ZZ
                                         360        172,170.61          4
    114 HOWARD DRIVE                   9.250          1,417.88         77
                                       9.000          1,417.88      225,000.00
    CHARLOTTESVILLE  VA   22901          1            01/27/00         00
    08939604                             05           03/01/00          0
    08939604                             N            02/01/30
    0


1


    1970547          286/286             F           64,000.00         ZZ
                                         360         63,927.98          1
    1175 SARATOGA AVENUE               8.875            509.21         59
                                       8.625            509.21      109,900.00
    VENTURA          CA   93003          1            01/12/00         00
    9697042                              01           03/01/00          0
    9697042                              N            02/01/30
    0


    1970697          227/G02             F           63,000.00         ZZ
                                         360         62,969.81          1
    838 MAIN SAIL COURT                9.625            535.50         65
                                       9.375            535.50       98,000.00
    GARDEN CITY      SC   29576          2            02/28/00         00
    0431898881                           03           04/01/00          0
    1775285                              N            03/01/30
    0


    1970726          N94/G02             F           98,100.00         ZZ
                                         360         98,055.43          4
    36-38 SPRINGFIELD STREET           9.875            851.85         90
                                       9.625            851.85      109,000.00
    LAWRENCE         MA   01843          1            02/29/00         01
    0431888692                           05           04/01/00         25
    1970726                              O            03/01/30
    0


    1970729          K15/G02             F          140,000.00         ZZ
                                         360        139,762.81          1
    7808 VISTA MONTAN DRIVE            8.875          1,113.90         56
                                       8.625          1,113.90      250,000.00
    SAN ANTONIO      TX   78256          5            12/23/99         00
    0431840032                           05           02/01/00          0
    3006357                              O            01/01/30
    0


    1970948          H76/G02             F          260,000.00         ZZ
                                         360        259,854.24          1
    1 TURNBERRY DRIVE                  8.875          2,068.68         80
                                       8.625          2,068.68      325,000.00
    CUMBERLAND       ME   04021          5            02/24/00         00
    0431888239                           05           04/01/00          0
    COOK                                 O            03/01/30
    0


    1971005          J74/G02             F           66,150.00         ZZ
                                         360         66,119.95          2
    695 CURTIS DRIVE                   9.875            574.41         90
                                       9.625            574.41       73,500.00
1


    OPA LOCKA        FL   33054          1            02/08/00         11
    0431846682                           05           04/01/00         25
    000023W                              N            03/01/30
    0


    1971016          S05/G02             F           82,000.00         ZZ
                                         360         81,960.71          1
    6142 IROQUOIS ROAD                 9.625            697.00         37
                                       9.375            697.00      225,000.00
    WESTMINSTER      CA   92683          5            02/22/00         00
    0431875277                           05           04/01/00          0
    M0800203000                          O            03/01/30
    0


    1971181          S54/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
    202 EAST MAIN STREET               9.500            571.78         80
                                       9.250            571.78       85,000.00
    PITTSBORO        IN   46167          5            03/10/00         00
    0431921881                           05           05/01/00          0
    AGAL                                 O            04/01/30
    0


    1971197          229/G02             F           49,500.00         ZZ
                                         360         49,472.96          1
    26 MISSION WOOD WAY                9.000            398.29         90
                                       8.750            398.29       55,000.00
    REISTERSTOWN     MD   21136          1            02/18/00         12
    0431889633                           01           04/01/00         25
    17253808                             N            03/01/30
    0


    1971200          253/253             F          130,000.00         ZZ
                                         360        129,921.24          1
    2410 BUGTUSSIE ROAD                8.500            999.59         79
                                       8.250            999.59      165,000.00
    WEST             TX   76691          2            02/23/00         00
    949068                               05           04/01/00          0
    949068                               O            03/01/30
    0


    1971202          742/G02             F           49,500.00         ZZ
                                         360         49,474.34          2
    545 WASHINGTON AVENUE              9.250            407.22         90
                                       9.000            407.22       55,000.00
    ALBANY           NY   12205          1            02/28/00         14
    0431897321                           05           04/01/00         25
    6022719                              N            03/01/30
    0
1




    1971264          758/G02             F           85,500.00         ZZ
                                         360         85,500.00          4
    2711 EVERGREEN CIRCLE              9.875            742.44         90
                                       9.625            742.44       95,000.00
    BRYAN            TX   77801          1            03/01/00         11
    0431898808                           05           05/01/00         25
    23184                                N            04/01/30
    0


    1971284          758/G02             F           85,500.00         ZZ
                                         360         85,500.00          4
    2709 EVERGREEN CIRCLE              9.875            742.44         90
                                       9.625            742.44       95,000.00
    BRYAN            TX   77801          1            03/01/00         11
    0431912955                           05           05/01/00         25
    999999999                            N            04/01/30
    0


    1971288          758/G02             F           85,500.00         ZZ
                                         360         85,500.00          4
    2708 EVERGREEN CIRCLE              9.875            742.44         90
                                       9.625            742.44       95,000.00
    BRYAN            TX   77801          1            03/01/00         04
    0431912948                           05           05/01/00         25
    99999999                             N            04/01/30
    0


    1971295          758/G02             F           85,500.00         ZZ
                                         360         85,500.00          4
    2710 EVERGREEN CIRCLE              9.875            742.44         90
                                       9.625            742.44       95,000.00
    BRYAN            TX   77801          1            03/01/00         01
    0431898774                           05           05/01/00         25
    23185                                N            04/01/30
    0


    1971320          G81/G02             F          170,700.00         ZZ
                                         360        170,700.00          4
    6973 INDIAN CREEK DR               9.625          1,450.93         90
                                       9.375          1,450.93      189,700.00
    MIAMI BEACH      FL   33141          1            03/03/00         14
    0431904804                           05           05/01/00         25
    200001003                            N            04/01/30
    0


    1971345          K15/G02             F           76,500.00         ZZ
                                         360         76,465.24          1
1


    250 WINCHESTER DR                  9.875            664.29         86
                                       9.625            664.29       89,500.00
    MT WASHINGTON    KY   40047          5            02/09/00         10
    0431846591                           05           04/01/00         25
    019005300644                         O            03/01/30
    0


    1971452          H49/G02             F           26,150.00         ZZ
                                         360         26,138.44          1
    1009 CENTRAL AVENUE               10.000            229.48         90
                                       9.750            229.48       29,100.00
    CHESTER          PA   19013          1            02/24/00         11
    0431930262                           05           04/01/00         25
    31712312                             N            03/01/30
    0


    1971526          A68/G02             F          126,550.00         ZZ
                                         360        126,479.05          1
    5702 GREEN HOLLOW LANE             8.875          1,006.89         90
                                       8.625          1,006.89      140,662.00
    THE COLONY       TX   75056          1            02/11/00         04
    0431849033                           05           04/01/00         25
    LALANI                               O            03/01/30
    0


    1971730          M81/G02             F          122,400.00         ZZ
                                         360        122,339.79          3
    1645 EVANS DRIVE                   9.500          1,029.21         90
                                       9.250          1,029.21      136,000.00
    ATLANTA          GA   30314          1            02/29/00         12
    0431913193                           05           04/01/00         25
    1971730                              N            03/01/30
    0


    1971807          742/G02             F          104,000.00         ZZ
                                         360        103,891.76          1
    1964 BROADWAY                      9.250            855.58         80
                                       9.000            855.58      130,000.00
    DARIEN CENTER    NY   14040          1            01/31/00         00
    0431851385                           05           03/01/00          0
    6005169                              O            02/01/30
    0


    1971829          624/G02             F          154,300.00         ZZ
                                         360        154,300.00          1
    1908 NE RAINBOW DRIVE             10.125          1,368.37         80
                                       9.875          1,368.37      192,899.00
    RIDGEFIELD       WA   98642          5            03/02/00         00
    0431893098                           27           05/01/00          0
1


    81700100313F                         O            04/01/30
    0


    1971833          A33/G02             F           40,500.00         ZZ
                                         360         40,480.59          3
    120 WEST 5TH STREET                9.625            344.25         90
                                       9.375            344.25       45,000.00
    ANDERSON         IN   46016          1            02/11/00         10
    0431873900                           05           04/01/00         25
    034083705                            N            03/01/30
    0


    1971929          001/G02             F           80,910.00         ZZ
                                         360         80,863.46          3
    24 UNION STREET                    8.750            636.51         90
                                       8.500            636.51       89,900.00
    SOMERSWORTH      NH   03878          1            02/29/00         04
    0431903046                           05           04/01/00         25
    1538957                              N            03/01/30
    0


    1971936          A38/G02             F           68,580.00         ZZ
                                         360         68,546.27          2
    604 MCQUEARY                       9.500            576.66         90
                                       9.250            576.66       76,200.00
    ARLINGTON        TX   76012          1            02/28/00         14
    0431898899                           05           04/01/00         25
    1240226                              N            03/01/30
    0


    1971940          H76/G02             F          175,000.00         ZZ
                                         360        174,891.22          1
    43 BACK ROAD                       8.375          1,330.13         77
                                       8.125          1,330.13      230,000.00
    DANVILLE         NH   03819          5            03/01/00         00
    0431883545                           05           04/01/00          0
    KIMBALL                              O            03/01/30
    0


    1971950          Q46/G02             F          220,500.00         ZZ
                                         360        220,397.12          4
    2407 GOLDEN VALLEY ROAD            9.750          1,894.44         90
                                       9.500          1,894.44      245,000.00
    MINNEAPOLIS      MN   55411          1            02/24/00         12
    0431904366                           05           04/01/00         25
    1971950                              N            03/01/30
    0


1


    1971982          P34/G02             F           54,000.00         ZZ
                                         360         53,974.80          3
    61 SUTTON STREET                   9.750            463.95         58
                                       9.500            463.95       94,000.00
    PROVIDENCE       RI   02909          2            02/25/00         00
    0431899962                           05           04/01/00          0
    61345                                N            03/01/30
    0


    1971984          P34/G02             F           61,500.00         ZZ
                                         360         61,471.31          3
    73 AMERICA STREET                  9.750            528.38         76
                                       9.500            528.38       81,300.00
    PROVIDENCE       RI   02909          2            02/25/00         00
    0431904770                           05           04/01/00          0
    61344                                N            03/01/30
    0


    1972011          S20/G02             F           60,300.00         ZZ
                                         360         60,270.34          1
    91 DOWNING STREET                  9.500            507.04         90
                                       9.250            507.04       67,000.00
    COLUMBIA         SC   29209          1            02/11/00         14
    0431876101                           05           04/01/00         25
    1215                                 N            03/01/30
    0


    1972066          K15/G02             F          265,500.00         ZZ
                                         360        264,682.00          1
    1200 WESTERN AVENUE                8.625          2,065.03         90
                                       8.375          2,065.03      295,000.00
    GLENDALE         CA   91201          1            01/03/00         11
    0431875236                           05           03/01/00         25
    3007288                              O            02/01/30
    0


    1972072          K15/G02             F           64,300.00         ZZ
                                         360         64,270.00          1
    38 BROWN STREET                    9.750            552.44         90
                                       9.500            552.44       72,000.00
    ALBION           NY   14411          5            02/11/00         10
    0431855626                           05           04/01/00         25
    007205300727                         O            03/01/30
    0


    1972082          K15/G02             F           70,100.00         ZZ
                                         360         70,068.99          1
    34 E 23RD STREET                  10.000            615.18         90
                                       9.750            615.18       78,000.00
1


    EDMOND           OK   73013          5            02/10/00         10
    0431854538                           05           04/01/00         25
    032605300452                         O            03/01/30
    0


    1972130          K15/G02             F          176,300.00         ZZ
                                         360        176,219.90          1
    118 BRAYMAN HOLLOW ROAD            9.875          1,530.90         95
                                       9.625          1,530.90      186,000.00
    POMFRET          CT   06259          5            02/07/00         10
    0431886548                           05           04/01/00         25
    037905300642                         O            03/01/30
    0


    1972134          K15/G02             F          116,700.00         ZZ
                                         360        116,646.98          1
    4129 WEST MAIN STREET              9.875          1,013.36         94
                                       9.625          1,013.36      125,000.00
    BATAVIA          NY   14020          5            02/15/00         10
    0431855451                           05           04/01/00         30
    029505300543                         O            03/01/30
    0


    1972419          964/G02             F          276,250.00         ZZ
                                         360        276,102.99          1
    222 SIERRA VIEW DRIVE              9.125          2,247.66         85
                                       8.875          2,247.66      325,000.00
    COLFAX           CA   95713          1            01/31/00         04
    0431870716                           05           04/01/00         12
    69333                                O            03/01/30
    0


    1972424          637/G02             F           55,800.00         ZZ
                                         360         55,746.33          2
    39-43 SE 12TH STREET               9.625            474.29         90
                                       9.375            474.29       62,000.00
    DANIA            FL   33004          1            01/21/00         04
    0431860360                           05           03/01/00         25
    0019061712                           N            02/01/30
    0


    1972430          K15/G02             F           58,950.00         ZZ
                                         360         58,923.92          2
    1002 NORTH 28TH STREET            10.000            517.33         90
                                       9.750            517.33       65,500.00
    PHOENIX          AZ   85008          1            02/09/00         01
    0431860303                           05           04/01/00         25
    3012073                              N            03/01/30
    0
1




    1972535          S07/G02             F          237,510.00         ZZ
                                         360        237,402.09          4
    1475-1477 OSCEOLA STREET           9.875          2,062.42         90
                                       9.625          2,062.42      263,900.00
    DENVER           CO   80204          1            02/28/00         14
    0431919034                           05           04/01/00         25
    1972535                              N            03/01/30
    0


    1972540          Q85/G02             F          360,000.00         ZZ
                                         360        359,798.18          3
    508 2ND STREET SE                  8.875          2,864.32         80
                                       8.625          2,864.32      450,000.00
    WASHINGTON       DC   20003          1            02/29/00         00
    0431887447                           07           04/01/00          0
    1972540                              O            03/01/30
    0


    1972549          K45/G02             F           69,750.00         ZZ
                                         360         69,750.00          4
    502 NORTH 11TH STREET              9.875            605.67         90
                                       9.625            605.67       77,500.00
    PHOENIX          AZ   85006          1            03/03/00         01
    0431902543                           05           05/01/00         25
    MARQUEZ                              N            04/01/30
    0


    1972565          P79/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    5900 COLLINS AVENUE UNIT 406       9.250            863.81         70
                                       9.000            863.81      150,000.00
    MIAMI BEACH      FL   33140          1            03/13/00         00
    0431926468                           06           05/01/00          0
    1972565                              O            04/01/30
    0


    1972647          665/G02             F          350,000.00         ZZ
                                         360        349,635.72          1
    1365 PICO AVENUE                   9.250          2,879.36         35
                                       9.000          2,879.36    1,000,000.00
    PACIFIC GROVE    CA   93950          5            01/14/00         00
    0431864354                           05           03/01/00          0
    0001235949                           O            02/01/30
    0


    1972678          K15/G02             F           83,700.00         ZZ
                                         360         83,612.88          1
1


    1681 LAUREL CREEK CIRCLE           9.250            688.58         90
                                       9.000            688.58       93,000.00
    LITHONIA         GA   30058          1            01/25/00         01
    0431866243                           05           03/01/00         25
    3011059                              N            02/01/30
    0


    1972693          K15/G02             F          209,000.00         ZZ
                                         360        208,885.84          1
    3024 HYDE STREET                   9.000          1,681.66         95
                                       8.750          1,681.66      220,000.00
    OAKLAND          CA   94601          5            02/11/00         01
    0431865948                           05           04/01/00         30
    3011711                              O            03/01/30
    0


    1972755          H49/G02             F           63,000.00         ZZ
                                         360         63,000.00          4
    1156 TALLOW TREE                  10.125            558.70         90
                                       9.875            558.70       70,000.00
    HARVEY           LA   70058          1            03/10/00         12
    0431921824                           05           05/01/00         25
    318454501                            N            04/01/30
    0


    1972756          A46/G02             F           40,500.00         ZZ
                                         360         40,481.10          1
    3721 WINDS WEST COURT              9.750            347.96         90
                                       9.500            347.96       45,000.00
    OKLAHOMA CITY    OK   73179          1            02/17/00         01
    0431865815                           05           04/01/00         25
    0926720                              N            03/01/30
    0


    1972772          E23/G02             F           97,200.00         ZZ
                                         360         97,145.50          2
    2225 & 2231 EAST 117TH STREET      8.875            773.37         90
                                       8.625            773.37      108,000.00
    LOS ANGELES      CA   90059          1            02/18/00         04
    0431865849                           05           04/01/00         25
    50508197                             N            03/01/30
    0


    1972780          M65/G02             F          229,500.00         ZZ
                                         360        229,500.00          2
    1847 MULINER AVENUE                8.875          1,826.01         90
                                       8.625          1,826.01      255,000.00
    BRONX            NY   10462          1            03/16/00         12
    0431919828                           05           05/01/00         25
1


    2428                                 O            04/01/30
    0


    1972829          K81/G02             F          105,000.00         ZZ
                                         360        104,941.13          1
    1711 18TH AVENUE NE                8.875            835.43         79
                                       8.625            835.43      133,406.00
    NAPLES           FL   34120          2            02/16/00         00
    0431896109                           05           04/01/00          0
    2500124                              O            03/01/30
    0


    1972884          Q14/G02             F           32,000.00         ZZ
                                         360         31,985.85          1
    6737 BELLEFONTAINE                10.000            280.82         80
                                       9.750            280.82       40,000.00
    KANSAS CITY      MO   64132          1            03/02/00         00
    0431915115                           05           04/02/00          0
    0000373                              N            03/02/30
    0


    1972888          Q14/G02             F           36,800.00         ZZ
                                         360         36,783.72          1
    4021 EAST 68TH STREET             10.000            322.95         80
                                       9.750            322.95       46,000.00
    KANSAS CITY      MO   64132          1            03/02/00         00
    0431892116                           05           04/02/00          0
    0000374                              N            03/02/30
    0


    1972892          Q14/G02             F           44,000.00         ZZ
                                         360         43,980.54          1
    3321 EAST 60TH STREET             10.000            386.13         80
                                       9.750            386.13       55,000.00
    KANSAS CITY      MO   64130          1            03/02/00         00
    0431892108                           05           04/02/00          0
    0000375                              N            03/02/30
    0


    1972897          Q14/G02             F           31,200.00         ZZ
                                         360         31,186.20          1
    3601 BENTON BOULEVARD             10.000            273.80         80
                                       9.750            273.80       39,000.00
    KANSAS CITY      MO   64128          1            03/02/00         00
    0431915131                           05           04/02/00          0
    0000376                              N            03/02/30
    0


1


    1972904          P79/G02             F          135,000.00         ZZ
                                         360        135,000.00          2
    3537-39 SW 25 STREET               8.875          1,074.12         75
                                       8.625          1,074.12      180,000.00
    MIAMI            FL   33133          1            03/07/00         00
    0431898360                           05           05/01/00          0
    1972904                              O            04/01/30
    0


    1972911          Q49/G02             F           93,600.00         ZZ
                                         360         93,600.00          1
    3113 BUCKINGHAM                    8.750            736.36         80
                                       8.500            736.36      118,000.00
    BERKLEY          MI   48072          2            03/02/00         00
    0431892397                           05           05/01/00          0
    1307                                 O            04/01/30
    0


    1972965          637/G02             F          210,000.00         ZZ
                                         360        209,882.26          1
    5616 ROCKEFELLER AVENUE            8.875          1,670.86         70
                                       8.625          1,670.86      303,000.00
    EVERETT          WA   98203          5            02/02/00         00
    0431866904                           05           04/01/00          0
    0017887548                           O            03/01/30
    0


    1972991          637/G02             F           62,550.00         ZZ
                                         360         62,518.41          1
    2600 BELLEFONTAINE #D 26           9.375            520.26         90
                                       9.125            520.26       69,500.00
    HOUSTON          TX   77025          1            02/04/00         11
    0431867480                           01           04/01/00         25
    017629247                            O            03/01/30
    0


    1973030          420/G02             F          158,400.00         ZZ
                                         360        158,311.19          1
    1640 JAMES STREET                  8.875          1,260.31         80
                                       8.625          1,260.31      198,000.00
    UKIAH            CA   95482          1            02/07/00         00
    0431869924                           05           04/01/00          0
    0000442657                           O            03/01/30
    0


    1973058          H37/G02             F           65,250.00         ZZ
                                         360         65,250.00          1
    150 PARKER ROAD                    8.875            519.16         90
                                       8.625            519.16       72,500.00
1


    WENTWORTH TWP.(  NC   27288          1            03/20/00         01
    0431931443                           05           05/01/00         25
    00225398                             N            04/01/30
    0


    1973059          T44/G02             F          125,000.00         ZZ
                                         360        124,926.20          1
    7984 RANCHO DESTINO ROAD           8.625            972.24         44
                                       8.375            972.24      290,000.00
    LAS VEGAS        NV   89123          5            02/15/00         00
    0431872134                           05           04/01/00          0
    9999999999                           O            03/01/30
    0


    1973071          Q11/G02             F           68,400.00         ZZ
                                         360         68,332.43          1
    6711 W KENDALL DRIVE #505          9.500            575.15         90
                                       9.250            575.15       76,000.00
    PINECREST        FL   33156          1            01/24/00         01
    0431870435                           01           03/01/00         25
    9912002901                           N            02/01/30
    0


    1973081          Q14/G02             F           64,300.00         ZZ
                                         360         64,263.95          1
    4847 NORTH 79TH DRIVE              8.875            511.60         85
                                       8.625            511.60       76,100.00
    PHOENIX          AZ   85033          5            02/29/00         01
    0431896190                           05           04/01/00         12
    0000352                              O            03/01/30
    0


    1973132          624/G02             F          196,000.00         ZZ
                                         360        195,890.12          2
    415 ERNA AVENUE #A & B             8.875          1,559.46         80
                                       8.625          1,559.46      245,000.00
    LA HABRA         CA   90631          2            02/09/00         00
    0431870351                           05           04/01/00          0
    34073290803F                         O            03/01/30
    0


    1973188          637/G02             F           68,600.00         ZZ
                                         360         68,522.78          1
    4371 SYMCO AVENUE                  8.875            545.82         70
                                       8.625            545.82       98,000.00
    NORTH PORT       FL   34286          1            01/28/00         00
    0431871888                           03           03/01/00          0
    0019159342                           O            02/01/30
    0
1




    1973197          637/G02             F          127,000.00         ZZ
                                         360        126,845.58          1
    2005 ESTATE COURT                  8.500            976.52         80
                                       8.250            976.52      160,000.00
    WOODSTOCK        GA   30188          2            01/27/00         00
    0431870302                           05           03/01/00          0
    0012063350                           O            02/01/30
    0


    1973238          R86/G02             F           35,600.00         ZZ
                                         360         35,545.65          1
    3525 WEST MCKINLEY STREET          8.000            261.22         80
                                       7.750            261.22       44,500.00
    PHOENIX          AZ   85009          1            02/29/00         00
    0431892447                           05           04/01/00          0
    000191                               N            03/01/30
    0


    1973257          R59/G02             F           64,741.00         ZZ
                                         360         64,659.32          1
    1506 S KEELER AVE                  8.375            492.08         79
                                       8.125            492.08       82,000.00
    CHICAGO          IL   60623          5            01/31/00         00
    0431889658                           05           03/04/00          0
    16592                                O            02/04/30
    0


    1973259          931/G02             F           33,750.00         ZZ
                                         360         33,750.00          1
    237 HIGHPATH ROAD                  9.875            293.07         90
                                       9.625            293.07       37,500.00
    WINDSOR          CT   06095          1            03/13/00         14
    0431921063                           01           05/01/00         25
    048980                               O            04/01/30
    0


    1973265          T08/G02             F           65,250.00         ZZ
                                         360         65,213.42          1
    366 WINCHESTER PLACE               8.875            519.16         75
                                       8.625            519.16       87,000.00
    LONGWOOD         FL   32779          1            02/11/00         00
    0431871169                           09           04/01/00          0
    11015596                             O            03/01/30
    0


    1973294          K15/G02             F          287,250.00         ZZ
                                         360        287,084.73          1
1


    1165 BELLINGHAM DRIVE              8.750          2,259.80         75
                                       8.500          2,259.80      383,000.00
    SAN JOSE         CA   95121          5            02/14/00         00
    0431871680                           05           04/01/00          0
    3008863                              O            03/01/30
    0


    1973302          K15/G02             F           57,500.00         T
                                         360         57,467.76          1
    429 SOUTH 113TH WAY                8.875            457.50         64
                                       8.625            457.50       90,000.00
    APACHE JUNCTION  AZ   85220          1            02/02/00         00
    0431880566                           05           04/01/00          0
    3013053                              O            03/01/30
    0


    1973309          K15/G02             F          105,400.00         ZZ
                                         360        105,353.37          1
    2104 13TH STREET                  10.000            924.96         95
                                       9.750            924.96      111,000.00
    MOLINE           IL   61265          5            02/22/00         10
    0431877570                           05           04/01/00         25
    029405300582                         O            03/01/30
    0


    1973314          K15/G02             F          151,800.00         ZZ
                                         360        151,723.34          1
    12 GLENWOOD DRIVE                  9.375          1,262.60         95
                                       9.125          1,262.60      160,000.00
    EAST HAMPTON     CT   06424          5            02/16/00         10
    0431872746                           05           04/01/00         30
    037905300679                         O            03/01/30
    0


    1973318          K15/G02             F          224,900.00         ZZ
                                         360        224,797.82          1
    18 STANTON HALL DRIVE              9.875          1,952.92         90
                                       9.625          1,952.92      250,000.00
    DESTREHAN        LA   70047          1            02/11/00         10
    0431872738                           05           04/01/00         25
    000305300480                         O            03/01/30
    0


    1973320          H93/G02             F          114,300.00         ZZ
                                         360        114,248.07          4
    2366 LASANTAVILLE                  9.875            992.52         90
                                       9.625            992.52      127,000.00
    CINCINNATI       OH   45237          1            02/09/00         04
    0431873637                           05           04/01/00         25
1


    9984992                              N            03/01/30
    0


    1973344          R61/G02             F           71,060.00         ZZ
                                         360         71,021.18          1
    1100 COLORADO BLVD #305            9.000            571.77         95
                                       8.750            571.77       74,800.00
    DENVER           CO   80206          1            02/22/00         04
    0431872654                           01           04/01/00         30
    11960                                O            03/01/30
    0


    1973384          L20/G02             F           78,650.00         ZZ
                                         360         78,614.26          3
    771 22ND STREET                    9.875            682.96         65
                                       9.625            682.96      121,000.00
    OGDEN            UT   84401          5            02/14/00         00
    0431899376                           05           04/01/00          0
    441026                               N            03/01/30
    0


    1973408          M76/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    6957 E CALLE CANIS                 9.625            679.99         80
                                       9.375            679.99      100,000.00
    TUCSON           AZ   85710          1            03/09/00         00
    0431913417                           05           05/01/00          0
    000537                               N            04/01/30
    0


    1973500          M18/G02             F           42,300.00         ZZ
                                         360         42,300.00          2
    1117 W HAYS                        8.500            325.25         90
                                       8.250            325.25       47,000.00
    BANNING          CA   92220          1            03/02/00         04
    0431931336                           05           05/01/00         25
    980100767                            N            04/01/30
    0


    1973519          N20/G02             F           63,000.00         ZZ
                                         360         63,000.00          1
    5500 WEST LILAC DRIVE              9.000            506.91         90
                                       8.750            506.91       70,000.00
    WEST JORDAN      UT   84084          1            03/10/00         12
    0431919315                           07           05/01/00         25
    KENNINGTON                           N            04/01/30
    0


1


    1973567          950/G02             F           65,000.00         ZZ
                                         360         64,966.30          1
    7528 30TH AVENUE SOUTHWEST         9.250            534.74         39
                                       9.000            534.74      170,000.00
    SEATTLE          WA   98126          5            02/10/00         00
    0431875590                           05           04/01/00          0
    500000125016                         O            03/01/30
    0


    1973571          573/G02             F          220,500.00         ZZ
                                         360        220,394.36          4
    8635 DENVER AVENUE                 9.625          1,874.23         90
                                       9.375          1,874.23      245,000.00
    LOS ANGELES      CA   90044          1            02/10/00         14
    0431875293                           05           04/01/00         25
    5700058                              N            03/01/30
    0


    1973626          A33/G02             F           18,900.00         ZZ
                                         360         18,900.00          1
    4509 COLONIAL STREET               9.875            164.12         90
                                       9.625            164.12       21,000.00
    FORT WAYNE       IN   46806          1            03/09/00         10
    0431917608                           05           05/01/00         25
    009085189                            N            04/01/30
    0


    1973630          H76/G02             F          194,000.00         ZZ
                                         360        194,000.00          2
    186-20 104TH AVENUE                9.625          1,648.98         80
                                       9.375          1,648.98      244,000.00
    QUEENS           NY   11412          5            03/06/00         00
    0431901073                           05           05/01/00          0
    2000337432                           O            04/01/30
    0


    1973675          E11/G02             F          180,750.00         ZZ
                                         360        180,653.81          4
    8005 WASHBURN CIRCLE               9.125          1,470.64         75
                                       8.875          1,470.64      241,000.00
    BLOOMINGTON      MN   55431          5            02/23/00         00
    0431897578                           05           04/01/00          0
    0003001020525                        N            03/01/30
    0


    1973694          N24/G02             F           96,000.00         ZZ
                                         360         95,943.32          1
    2808 EAST HAYSTACK ROAD            8.625            746.68         14
                                       8.375            746.68      690,000.00
1


    CASTLE ROCK      CO   80104          5            02/21/00         00
    0431884865                           05           04/01/00          0
    0394861                              O            03/01/30
    0


    1973719          637/G02             F          202,500.00         ZZ
                                         360        202,397.73          1
    849 SCHUMAN PLACE                  9.375          1,684.30         75
                                       9.125          1,684.30      270,000.00
    BALDWIN          NY   11510          5            02/04/00         00
    0431877588                           05           04/01/00          0
    0018766600                           O            03/01/30
    0


    1973722          P63/G02             F          181,000.00         ZZ
                                         360        181,000.00          1
    741 232ND STREET                   8.625          1,407.80         78
                                       8.375          1,407.80      235,000.00
    BRONX            NY   10466          2            03/08/00         00
    0431908946                           05           05/01/00          0
    1973722                              O            04/01/30
    0


    1973732          313/G02             F           49,650.00         ZZ
                                         360         49,650.00          1
    461 WEST HOLMES AVENUE             8.250            373.01         95
                                       8.000            373.01       52,300.00
    MESA             AZ   85210          1            03/08/00         04
    0431915412                           01           05/01/00         30
    0006902993                           O            04/01/30
    0


    1973739          163/G02             F          128,000.00         ZZ
                                         360        127,747.10          1
    53 UPPER HIGHLANDS                 8.125            950.40         80
                                       7.875            950.40      160,000.00
    DOVER            VT   05356          2            12/22/99         00
    0431877315                           05           02/01/00          0
    1000156515                           O            01/01/30
    0


    1973742          K15/G02             F          101,600.00         ZZ
                                         360        101,540.02          1
    364 WEST MAIN ROAD                 8.625            790.23         79
                                       8.375            790.23      130,000.00
    FREDONIA         NY   14063          5            02/24/00         00
    0431878024                           05           04/01/00          0
    023605300894                         O            03/01/30
    0
1




    1973750          G52/G02             F           60,000.00         ZZ
                                         360         59,972.01          1
    1514 E MURIEL DRIVE                9.750            515.49         75
                                       9.500            515.49       80,000.00
    PHOENIX          AZ   85022          1            02/23/00         00
    0431884428                           03           04/01/00          0
    98507069                             O            03/01/30
    0


    1973753          K15/G02             F           95,400.00         ZZ
                                         360         95,356.66          1
    15 YORKSHIRE STREET                9.875            828.40         87
                                       9.625            828.40      110,000.00
    PROVIDENCE       RI   02908          5            02/24/00         10
    0431878073                           05           04/01/00         17
    029705300519                         O            03/01/30
    0


    1973756          K15/G02             F           79,300.00         ZZ
                                         360         79,263.97          1
    2040 CLINT LOWE ROAD               9.875            688.60         87
                                       9.625            688.60       92,000.00
    CROSSVILLE       TN   38555          5            02/21/00         10
    0431878222                           05           04/01/00         12
    003805300952                         O            03/01/30
    0


    1973760          K15/G02             F          133,900.00         ZZ
                                         360        133,818.88          1
    20804 SCAPPOOSE-VERNONIA HWY       8.500          1,029.58         77
                                       8.250          1,029.58      175,000.00
    VERNONIA         OR   97064          5            02/23/00         00
    0431878149                           05           04/01/00          0
    021305300165                         O            03/01/30
    0


    1973778          E46/G02             F          343,700.00         ZZ
                                         360        343,526.44          1
    1965 POTTS POINT ROAD              9.375          2,858.72         70
                                       9.125          2,858.72      491,000.00
    HUNTINGTOWN      MD   20639          5            02/09/00         00
    0431878040                           05           04/01/00          0
    40808                                O            03/01/30
    0


    1973780          L86/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
1


    16901 LYNN STREET #104             8.750          1,180.05         75
                                       8.500          1,180.05      200,000.00
    HUNTINGTON BEAC  CA   92649          1            03/08/00         00
    0431922368                           01           05/01/00          0
    41800877                             O            04/01/30
    0


    1973813          G18/G02             F          149,400.00         ZZ
                                         360        149,326.51          4
    3813 RESTWOOD ROAD                 9.500          1,256.24         90
                                       9.250          1,256.24      166,000.00
    LEXINGTON        MN   55014          1            02/28/00         01
    0431888007                           05           04/01/00         25
    07RH00000200                         N            03/01/30
    0


    1973831          F36/G02             F           79,800.00         ZZ
                                         360         79,755.27          1
    7313 197TH STREET COURT EAST       8.875            634.92         70
                                       8.625            634.92      114,000.00
    SPANAWAY         WA   98387          5            02/07/00         00
    0431895952                           05           04/01/00          0
    06502979                             N            03/01/30
    0


    1973854          Q69/G02             F          119,200.00         ZZ
                                         360        119,131.42          1
    6806 RUSTLING OAKS TRAIL           8.750            937.75         80
                                       8.500            937.75      150,000.00
    AUSTIN           TX   78759          1            02/29/00         00
    0431884568                           05           04/01/00          0
    0001010                              O            03/01/30
    0


    1973885          624/G02             F           53,500.00         ZZ
                                         360         53,472.27          1
    29280 ALVA ROAD                    9.250            440.13         50
                                       9.000            440.13      107,000.00
    NUEVO            CA   92567          5            02/16/00         00
    0431879675                           05           04/01/00          0
    34073200073                          N            03/01/30
    0


    1973893          K15/G02             F          215,500.00         ZZ
                                         360        215,382.29          1
    10435 MILWOOD AVENUE               9.000          1,733.96         90
                                       8.750          1,733.96      239,500.00
    CHATSWORTH       CA   91311          1            02/01/00         14
    0431878610                           05           04/01/00         25
1


    3010416                              O            03/01/30
    0


    1973902          K15/G02             F           68,000.00         ZZ
                                         360         67,961.88          1
    9425 S CALLE VAUO NAWI             8.875            541.04         60
                                       8.625            541.04      115,000.00
    TEMPE            AZ   85283          5            02/17/00         00
    0431879113                           05           04/01/00          0
    3011393                              O            03/01/30
    0


    1973907          K15/G02             F          103,300.00         ZZ
                                         360        103,251.80          1
    302 SOUTH 1ST STREET               9.750            887.51         94
                                       9.500            887.51      110,000.00
    PONCHATOULA      LA   70454          5            02/23/00         10
    0431884667                           05           04/01/00         25
    009005300923                         O            03/01/30
    0


    1973921          025/025             F          108,000.00         ZZ
                                         360        107,699.66          1
    8556 INDIAN SUMMER TRAIL          10.625            998.03         90
                                      10.375            998.03      120,000.00
    HARRISBURG       NC   28075          1            08/13/99         96
    20766572                             03           10/01/99          0
    20766572                             N            09/01/29
    0


    1973925          025/025             F          105,250.00         ZZ
                                         360        104,907.48          1
    8653 WEST ADAM AVENUE              9.125            856.35         80
                                       8.875            856.35      131,570.00
    PEORIA           AZ   85382          1            09/10/99         00
    20766812                             03           11/01/99          0
    20766812                             O            10/01/29
    0


    1973934          624/G02             F           76,300.00         ZZ
                                         360         76,254.96          1
    2375 KERMESITE COURT               8.625            593.45         50
                                       8.375            593.45      153,540.00
    LOVELAND         CO   80537          1            02/16/00         00
    0431879881                           03           04/01/00          0
    73013800053                          N            03/01/30
    0


1


    1973935          025/025             F          193,000.00         ZZ
                                         360        192,140.23          1
    5041 NW 97TH DRIVE                 9.125          1,570.31         78
                                       8.875          1,570.31      250,000.00
    CORAL SPRINGS    FL   33076          2            12/06/99         00
    0021840426                           05           01/01/00          0
    0021840426                           O            12/01/29
    0


    1973936          025/025             F          267,500.00         ZZ
                                         360        265,308.74          1
    2375 REBEL ROAD                    8.250          2,009.64         85
                                       8.000          2,009.64      315,000.00
    CUMMING          GA   30041          5            03/23/99         23
    MW990186                             05           05/01/99          0
    MW990186                             O            04/01/29
    0


    1973939          025/025             F           63,350.00         ZZ
                                         360         61,838.09          1
    805 WALTHOUR ROAD                  7.250            432.16         75
                                       7.000            432.16       84,500.00
    SAVANNAH         GA   31410          2            02/12/98         00
    472118                               05           04/01/98          0
    472118                               O            03/01/28
    0


    1973940          S22/G02             F           63,900.00         ZZ
                                         360         63,870.97          2
    6112 BUTLER AVE                    9.875            554.87         90
                                       9.625            554.87       71,000.00
    CLEVELAND        OH   44127          1            02/24/00         12
    0431892439                           05           04/01/00         25
    201078P                              N            03/01/30
    0


    1973946          025/025             F           50,000.00         ZZ
                                         360         49,915.29          1
    6531 CALYPSO DRIVE                 8.875            397.82         59
                                       8.625            397.82       84,900.00
    ORLANDO          FL   32809          1            12/15/99         00
    0021988019                           05           02/01/00          0
    0021988019                           O            01/01/30
    0


    1973948          M74/G02             F          153,000.00         ZZ
                                         360        152,928.62          4
    701 S 20 AVENUE                    9.750          1,314.51         90
                                       9.500          1,314.51      170,000.00
1


    HOLLYWOOD        FL   33020          1            02/28/00         10
    0431881184                           05           04/01/00         30
    000237WB                             O            03/01/30
    0


    1973950          P16/G02             F          123,300.00         ZZ
                                         360        123,242.47          1
    261 FERNDALE COURT                 9.750          1,059.34         90
                                       9.500          1,059.34      137,000.00
    REDLANDS         CA   92374          5            02/11/00         11
    0431879972                           05           04/01/00         25
    50005410                             O            03/01/30
    0


    1973955          025/025             F          116,350.00         ZZ
                                         360        115,624.79          1
    13497 SW 23RD STREET               8.000            853.74         80
                                       7.750            853.74      145,490.00
    MIRAMAR          FL   33027          1            06/28/99         00
    0001093202                           03           08/01/99          0
    0001093202                           O            07/01/29
    0


    1973957          025/025             F          232,000.00         ZZ
                                         360        231,672.63          1
    3312 BRENTWOOD COURT               9.750          1,993.24         80
                                       9.500          1,993.24      290,000.00
    PUNTA GORDA      FL   33950          1            12/15/99         00
    0020306932                           05           02/01/00          0
    0020306932                           O            01/01/30
    0


    1973959          025/025             F          227,000.00         ZZ
                                         360        222,940.23          1
    5087 WINDMILL LAKE DRIVE           7.500          1,587.22         64
                                       7.250          1,587.22      360,000.00
    EVANS            GA   30809          5            05/22/98         00
    128791                               03           07/01/98          0
    128791                               O            06/01/28
    0


    1973961          R19/G02             F          111,850.00         ZZ
                                         360        111,850.00          1
    1 RIVERVIEW BLVD BLDG 4 APT104     9.500            940.49         70
                                       9.250            940.49      159,800.00
    METHUEN          MA   01844          1            03/28/00         00
    0431946128                           01           05/01/00          0
    1973961                              O            04/01/30
    0
1




    1973962          025/025             F           88,000.00         ZZ
                                         360         87,749.64          1
    102 MARGO LANE                     8.875            700.17         78
                                       8.625            700.17      113,000.00
    LONGWOOD         FL   32750          1            10/15/99         00
    0021922232                           05           12/01/99          0
    0021922232                           O            11/01/29
    0


    1973963          025/025             F          183,200.00         ZZ
                                         349        182,685.17          1
    9015 30TH STREET EAST              9.375          1,532.62         80
                                       9.125          1,532.62      229,000.00
    PARRISH          FL   34219          1            10/29/99         96
    447991                               03           12/01/99          0
    447991                               O            12/01/28
    0


    1973967          025/025             F           80,100.00         ZZ
                                         360         79,890.30          1
    193 BAYSIDE DRIVE                  9.000            644.50         61
                                       8.750            644.50      132,500.00
    PALM COAST       FL   32137          2            11/10/99         00
    0021618285                           03           01/01/00          0
    0021618285                           O            12/01/29
    0


    1973969          025/025             F          103,550.00         ZZ
                                         360        103,338.35          1
    5107 ROCKY RUN                     9.375            861.28         72
                                       9.125            861.28      144,000.00
    STONE MOUNTAIN   GA   30088          5            11/12/99         00
    0020105664                           05           01/01/00          0
    0020105664                           N            12/01/29
    0


    1973972          025/025             F          168,000.00         ZZ
                                         360        167,534.22          1
    10705 WREN RIDGE ROAD              9.000          1,351.77         80
                                       8.750          1,351.77      210,000.00
    ALPHARETTA       GA   30022          1            10/28/99         00
    0021017579                           03           12/01/99          0
    0021017579                           O            11/01/29
    0


    1973973          025/025             F           60,000.00         ZZ
                                         360         59,143.10          1
1


    7843 NILE RIVER ROAD               7.875            435.04         41
                                       7.625            435.04      146,600.00
    WEST PALM BEACH  FL   33411          1            08/07/98         00
    0001769520                           09           10/01/98          0
    0001769520                           O            09/01/28
    0


    1973974          025/025             F           95,000.00         ZZ
                                         360         92,914.85          1
    1770 LOCH LOMOND TRAIL             8.375            722.07         61
                                       8.125            722.07      158,000.00
    ATLANTA          GA   30331          5            09/29/99         00
    0020110169                           05           12/01/99          0
    0020110169                           O            11/01/29
    0


    1973976          025/025             F           95,000.00         ZZ
                                         360         94,810.85          1
    4176 WAIKIKI DRIVE                 9.500            798.81         74
                                       9.250            798.81      129,000.00
    SARASOTA         FL   34241          1            11/08/99         00
    0020803201                           03           01/01/00          0
    0020803201                           O            12/01/29
    0


    1973978          Q83/G02             F           59,200.00         ZZ
                                         360         59,167.66          1
    3910 CARRIE AVENUE                 9.000            476.34         80
                                       8.750            476.34       74,000.00
    CINCINNATI       OH   45211          1            02/29/00         00
    0431889609                           05           04/01/00          0
    0020346                              N            03/01/30
    0


    1973982          025/025             F          107,200.00         ZZ
                                         240        105,688.37          1
    3055 WISTER CIRCLE                 8.750            947.34         80
                                       8.500            947.34      134,000.00
    VALRICO          FL   33594          1            12/09/99         00
    0021558028                           03           02/01/00          0
    0021558028                           O            01/01/20
    0


    1973987          025/025             F           82,800.00         ZZ
                                         360         82,401.51          1
    3199 HIGHLAND DRIVE                9.250            681.18         90
                                       9.000            681.18       92,000.00
    SMYRNA           GA   30080          1            06/30/99         96
    85198                                05           08/01/99          0
1


    85198                                N            07/01/29
    0


    1973988          025/025             F           87,400.00         ZZ
                                         360         87,223.29          1
    1233 KASSANDRA DR                 10.500            799.48         95
                                      10.250            799.48       92,000.00
    MARIETTA         GA   30067          1            10/18/99         96
    0021777909                           05           12/01/99          0
    0021777909                           N            11/01/29
    0


    1973991          025/025             F          128,900.00         ZZ
                                         360        128,586.24          1
    508 LITTLE EAGLE COURT             9.625          1,095.64         80
                                       9.375          1,095.64      161,137.00
    VALRICO          FL   33594          1            10/29/99         00
    0020815254                           03           12/01/99          0
    0020815254                           O            11/01/29
    0


    1973995          025/025             F           70,500.00         ZZ
                                         360         70,000.27          1
    1848 LOMA LINDA STREET             7.875            511.17         75
                                       7.625            511.17       94,000.00
    SARASOTA         FL   34239          5            05/19/99         00
    173315                               05           07/01/99          0
    173315                               O            06/01/29
    0


    1974001          M47/G02             F          107,100.00         ZZ
                                         360        107,041.50          1
    75 BELLE MAISON AVENUE             9.000            861.75         90
                                       8.750            861.75      119,000.00
    LAS VEGAS        NV   89123          1            02/22/00         04
    0431889526                           03           04/01/00         25
    0393769                              N            03/01/30
    0


    1974003          025/025             F           95,400.00         ZZ
                                         360         95,097.48          1
    772 CEDAR FARMS DRIVE              9.250            784.83         90
                                       9.000            784.83      106,000.00
    LAWRENCEVILLE    GA   30043          1            09/23/99         96
    9024910259                           05           11/01/99          0
    9024910259                           N            10/01/29
    0


1


    1974010          025/025             F          100,000.00         ZZ
                                         300         99,120.74          1
    4217 HWY 431 SOUTH                 8.625            813.67         74
                                       8.375            813.67      135,500.00
    EUFAULA          AL   36027          5            06/25/99         00
    0021759139                           05           08/01/99          0
    0021759139                           O            07/01/24
    0


    1974017          025/025             F           64,250.00         ZZ
                                         360         63,066.94          1
    8087 DEVONSHIRE DRIVE             10.500            587.72         94
                                      10.250            587.72       69,000.00
    JONESBORO        GA   30238          1            09/28/99         96
    0021775358                           05           11/01/99          0
    0021775358                           N            10/01/29
    0


    1974020          025/025             F          110,700.00         ZZ
                                         360        110,210.57          1
    6872 HWY 127 SOUTH                10.500          1,012.62         86
                                      10.250          1,012.62      130,000.00
    CROSSVILLE       TN   38555          1            09/08/99         96
    0021766647                           05           11/01/99          0
    0021766647                           O            10/01/29
    0


    1974022          025/025             F          150,000.00         ZZ
                                         360        148,894.42          1
    3047 LENOX ROAD #1108              7.125          1,010.58         60
                                       6.875          1,010.58      253,300.00
    ATLANTA          GA   30324          1            06/15/99         00
    0001916030                           01           08/01/99          0
    0001916030                           O            07/01/29
    0


    1974026          025/025             F          129,900.00         ZZ
                                         360        129,365.28          1
    1170 SAINT FRANCIS PLACE           8.750          1,021.92         80
                                       8.500          1,021.92      164,000.00
    APOPKA           FL   32712          1            08/19/99         23
    0009204884                           03           10/01/99          0
    0009204884                           O            09/01/29
    0


    1974027          025/025             F           70,000.00         ZZ
                                         240         69,688.17          1
    331 E. 50TH STREET                 9.125            635.45         57
                                       8.875            635.45      124,000.00
1


    SAVANNAH         GA   31405          5            12/20/99         00
    0020273884                           05           02/01/00          0
    0020273884                           N            01/01/20
    0


    1974028          025/025             F          124,000.00         ZZ
                                         360        123,053.38          1
    5036 SOUTHERN TRACE DRIVE          7.500            867.03         57
                                       7.250            867.03      218,900.00
    GAINESVILLE      GA   30504          1            05/28/99         00
    788073                               05           07/01/99          0
    788073                               O            06/01/29
    0


    1974029          025/025             F          108,000.00         ZZ
                                         360        107,708.24          1
    4915 BONITO DRIVE                  9.125            878.72         80
                                       8.875            878.72      135,000.00
    NEW PORT RICHEY  FL   34652          1            10/04/99         00
    0020855391                           03           12/01/99          0
    0020855391                           O            11/01/29
    0


    1974033          025/025             F          100,000.00         ZZ
                                         360         99,413.64          1
    4215 WINDING WILLOW DRIVE          8.000            733.76         43
                                       7.750            733.76      233,750.00
    TAMPA            FL   33624          1            07/30/99         00
    0020795142                           03           09/01/99          0
    0020795142                           O            08/01/29
    0


    1974034          025/025             F          650,000.00         ZZ
                                         360        648,197.41          1
    80 CLUB COURT                      9.000          5,230.05         60
                                       8.750          5,230.05    1,100,000.00
    ALPHARETTA       GA   30005          2            11/01/99         00
    0004649448                           03           12/01/99          0
    0004649448                           O            11/01/29
    0


    1974037          025/025             F           67,217.00         ZZ
                                         240         66,620.68          1
    7831 CHADWICK DRIVE                9.250            615.62         80
                                       9.000            615.62       84,022.00
    NEW PORT RICHEY  FL   34654          1            09/30/99         00
    0021580667                           03           11/01/99          0
    0021580667                           O            10/01/19
    0
1




    1974043          025/025             F           76,000.00         ZZ
                                         360         75,730.65          1
    757 AUSTIN SPRINGS RD              8.750            597.89         80
                                       8.500            597.89       95,000.00
    JOHNSON CITY     TN   37601          1            09/23/99         00
    0021815311                           05           11/01/99          0
    0021815311                           O            10/01/29
    0


    1974046          025/025             F           50,000.00         ZZ
                                         360         49,688.37          1
    841 N HOLLYWOOD CIRCLE             8.125            371.25         73
                                       7.875            371.25       68,715.00
    CRYSTAL RIVER    FL   34429          1            06/30/99         00
    0009833021                           05           08/01/99          0
    0009833021                           O            07/01/29
    0


    1974047          025/025             F           93,250.00         ZZ
                                         360         93,083.64          1
    15267 CRICKET LANE                 8.625            725.29         75
                                       8.375            725.29      125,000.00
    FT MYERS         FL   33919          1            01/07/00         00
    0021841853                           03           02/01/00          0
    0021841853                           O            01/01/30
    0


    1974049          025/025             F          187,500.00         ZZ
                                         360        187,182.33          1
    254 HABERSHAM HOLLOW LANE          8.875          1,491.83         75
                                       8.625          1,491.83      250,000.00
    CLARKESVILLE     GA   30523          5            12/17/99         00
    0021023205                           05           02/01/00          0
    0021023205                           O            01/01/30
    0


    1974053          025/025             F           77,700.00         ZZ
                                         360         72,262.94          1
    17812 OAKMONT RIDGE CIRCLE         9.250            639.22         61
                                       9.000            639.22      128,725.00
    FT MYERS         FL   33912          1            08/16/99         00
    20766481                             03           10/01/99          0
    20766481                             O            09/01/29
    0


    1974054          025/025             F           95,500.00         ZZ
                                         360         95,365.26          1
1


    1710 INDIANA AVENUE                9.750            820.49         69
                                       9.500            820.49      138,500.00
    PALM HARBOR      FL   34683          1            12/10/99         00
    0020804157                           05           02/01/00          0
    0020804157                           O            01/01/30
    0


    1974055          025/025             F           99,000.00         ZZ
                                         360         98,724.69          1
    11619 BOWSBY COURT                10.625            914.86         90
                                      10.375            914.86      110,000.00
    CHARLOTTE        NC   28215          1            08/13/99         96
    20766580                             05           10/01/99          0
    20766580                             N            09/01/29
    0


    1974062          025/025             F           66,000.00         ZZ
                                         360         65,797.25          1
    628 MILLER CIRCLE                  8.500            507.48         53
                                       8.250            507.48      126,000.00
    SEYMOUR          TN   37865          1            10/29/99         00
    0020597662                           05           12/01/99          0
    0020597662                           O            11/01/29
    0


    1974065          025/025             F          120,000.00         ZZ
                                         360        119,785.92          1
    7833 SW 103RD LOOP                 8.625            933.35         69
                                       8.375            933.35      176,210.00
    OCALA            FL   34476          1            12/02/99         00
    0009226325                           05           02/01/00          0
    0009226325                           O            01/01/30
    0


    1974067          025/025             F          121,500.00         ZZ
                                         360        121,143.66          1
    9 PIONEER TRAIL                    9.625          1,032.74         90
                                       9.375          1,032.74      135,000.00
    MARIETTA         GA   30068          1            09/22/99         96
    0021032685                           05           11/01/99          0
    0021032685                           N            10/01/29
    0


    1974076          025/025             F          274,500.00         ZZ
                                         360        273,898.76          1
    3710 TRAILS END WAY               10.125          2,434.33         90
                                       9.875          2,434.33      305,000.00
    LONGWOOD         FL   32779          1            10/29/99         96
    0021839907                           05           12/01/99          0
1


    0021839907                           O            11/01/29
    0


    1974078          M66/G02             F          100,000.00         ZZ
                                         360         99,948.15          4
    129 EAST 13TH AVENUE               9.250            822.68         80
                                       9.000            822.68      125,000.00
    NORTH WILDWOOD   NJ   08260          1            02/25/00         00
    0431878958                           05           04/01/00          0
    135564                               O            03/01/30
    0


    1974079          025/025             F          100,000.00         ZZ
                                         360         99,773.27          1
    5119 VICTORIA COVE                 8.875            795.64         50
                                       8.625            795.64      200,000.00
    BRENTWOOD        TN   37027          1            11/04/99         00
    002149836                            05           01/01/00          0
    002149836                            O            12/01/29
    0


    1974083          025/025             F           90,000.00         ZZ
                                         360         89,675.41          2
    550 HOLT AVENUE                    8.625            700.01         60
                                       8.375            700.01      150,000.00
    WINTER PARK      FL   32789          1            09/24/99         00
    0021917968                           05           11/01/99          0
    0021917968                           O            10/01/29
    0


    1974085          025/025             F          106,400.00         ZZ
                                         360        106,005.55          1
    672 OLD NORCROSS TUCKER ROAD       8.500            818.12         80
                                       8.250            818.12      133,000.00
    TUCKER           GA   30084          1            09/29/99         00
    0020067716                           05           11/01/99          0
    0020067716                           O            10/01/29
    0


    1974114          025/025             F          144,000.00         ZZ
                                         360        142,787.00          1
    2781 NE 14 AVENUE                  7.500          1,006.87         80
                                       7.250          1,006.87      180,000.00
    WILTON MANORS    FL   33334          2            04/30/99         00
    936981                               05           06/01/99          0
    936981                               O            05/01/29
    0


1


    1974199          A26/G02             F          175,300.00         ZZ
                                         360        175,193.80          1
    871 SUMNER RANCH ROAD              8.500          1,347.91         89
                                       8.250          1,347.91      199,000.00
    HENDERSON        NV   89012          1            02/24/00         04
    0431882489                           05           04/01/00         25
    30982S                               O            03/01/30
    0


    1974213          E40/G02             F           78,480.00         ZZ
                                         360         78,444.35          2
    37-39 AGAWAM STREET                9.875            681.48         90
                                       9.625            681.48       87,200.00
    LOWELL           MA   01852          1            03/01/00         04
    0431881580                           05           04/01/00         25
    545000060                            N            03/01/30
    0


    1974260          964/G02             F          347,500.00         T
                                         360        347,310.19          1
    10 RUTH'S ROAD                     9.000          2,796.06         59
                                       8.750          2,796.06      595,000.00
    CRESTED BUTTE    CO   81224          2            02/22/00         00
    0431883693                           05           04/01/00          0
    70204                                O            03/01/30
    0


    1974261          A33/G02             F          132,800.00         ZZ
                                         360        132,727.46          1
    467 PARAGON DRIVE                  9.000          1,068.54         80
                                       8.750          1,068.54      166,000.00
    TROY             MI   48078          1            02/29/00         00
    0431882695                           05           04/01/00          0
    H0983085603                          O            03/01/30
    0


    1974262          665/G02             F           92,000.00         ZZ
                                         360         91,888.14          1
    595 WEST DIVISION AVENUE           8.500            707.40         80
                                       8.250            707.40      115,000.00
    HERMISTON        OR   97838          1            01/26/00         00
    0431881978                           05           03/01/00          0
    0001236146                           O            02/01/30
    0


    1974266          253/253             F          106,200.00         ZZ
                                         360        106,151.75          4
    10302 BROWNIE DRIVE                9.875            922.19         90
                                       9.625            922.19      118,000.00
1


    AUSTIN           TX   78753          1            02/16/00         14
    948917                               05           04/01/00         25
    948917                               N            03/01/30
    0


    1974269          665/G02             F           75,750.00         ZZ
                                         360         75,705.27          1
    26242 BUCKHORN RIDGE ROAD          8.625            589.18         75
                                       8.375            589.18      101,000.00
    PIONEER          CA   95666          5            02/08/00         00
    0431881671                           05           04/01/00          0
    0001236719                           O            03/01/30
    0


    1974287          N46/G02             F          175,200.00         ZZ
                                         360        175,106.77          1
    5312 GROOMETOWN ROAD               9.125          1,425.48         80
                                       8.875          1,425.48      219,000.00
    GREENSBORO       NC   27407          5            02/22/00         00
    0431883354                           05           04/01/00          0
    510725                               O            03/01/30
    0


    1974289          K45/G02             F           19,950.00         ZZ
                                         360         19,950.00          1
    6901 WEST MONTEROSA #1245          9.875            173.24         95
                                       9.625            173.24       21,000.00
    PHOENIX          AZ   85033          1            03/09/00         01
    0431930544                           09           05/01/00         35
    GOMAN                                O            04/01/30
    0


    1974314          758/G02             F           70,200.00         ZZ
                                         360         70,200.00          1
    2414 PECAN RIDGE                   9.000            564.85         90
                                       8.750            564.85       78,000.00
    BRYAN            TX   77802          1            03/06/00         11
    0431917426                           05           05/01/00         25
    0397190                              N            04/01/30
    0


    1974333          S06/G02             F           40,350.00         ZZ
                                         360         40,331.67          1
    3100 SOUTH FEDERAL BLVD #313       9.875            350.38         86
                                       9.625            350.38       47,000.00
    DENVER           CO   80236          1            02/25/00         04
    0431891522                           01           04/01/00         30
    009104563                            O            03/01/30
    0
1




    1974374          M18/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
    2613 WALNUT AVENUE                 9.375            898.29         80
                                       9.125            898.29      135,000.00
    CARMICHAEL       CA   95608          5            03/02/00         00
    0431934876                           05           05/01/00          0
    XXXX                                 O            04/01/30
    0


    1974414          M66/G02             F          258,000.00         ZZ
                                         360        257,873.09          1
    12 FLORENCE AVENUE                 9.500          2,169.41         64
                                       9.250          2,169.41      407,000.00
    CRESSKILL        NJ   07626          5            02/14/00         00
    0431881861                           05           04/01/00          0
    135056                               O            03/01/30
    0


    1974428          F32/G02             F           48,750.00         ZZ
                                         360         48,726.02          1
    21 ECHOTA ROAD                     9.500            409.92         65
                                       9.250            409.92       75,000.00
    CARTERSVILLE     GA   30121          5            02/28/00         00
    0431885151                           05           04/01/00          0
    406114256                            N            03/01/30
    0


    1974439          Q99/G02             F          111,000.00         ZZ
                                         360        110,932.76          1
    1157 TUCKERTOWN                    8.500            853.49         52
                                       8.250            853.49      215,000.00
    SOUTH KINGSTOWN  RI   02879          5            03/10/00         00
    0431910744                           05           04/15/00          0
    BARROWS                              O            03/15/30
    0


    1974440          964/G02             F          168,700.00         ZZ
                                         360        168,610.22          1
    705 NORTHROP AVENUE                9.125          1,372.60         90
                                       8.875          1,372.60      187,500.00
    LAS VEGAS        NV   89119          1            02/24/00         12
    0431889096                           05           04/01/00         25
    71303                                N            03/01/30
    0


    1974447          940/G02             F          250,500.00         T
                                         360        250,373.49          1
1


    8132 B CAMINO DEL SOL              9.375          2,083.54         60
                                       9.125          2,083.54      417,500.00
    LA JOLLA         CA   92037          1            02/24/00         00
    0431885607                           01           04/01/00          0
    CP5036                               O            03/01/30
    0


    1974453          Q48/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
    16 MOUNT RUN                       9.000          1,013.82         72
                                       8.750          1,013.82      176,000.00
    TINTON FALLS     NJ   07753          2            03/13/00         00
    0431906460                           05           05/01/00          0
    TOMAINO                              O            04/01/30
    0


    1974460          M05/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    18 CLEARVIEW DRIVE                 9.125            366.14         90
                                       8.875            366.14       50,000.00
    MASTIC BEACH     NY   11951          1            03/17/00         11
    0431936145                           05           05/01/00         25
    SANTORO                              N            04/01/30
    0


    1974470          964/G02             F          205,000.00         ZZ
                                         360        204,882.05          1
    730 EAST CALIFORNIA STREET         8.750          1,612.74         60
                                       8.500          1,612.74      345,000.00
    JACKSONVILLE     OR   97530          1            02/14/00         00
    0431889476                           05           04/01/00          0
    71231                                O            03/01/30
    0


    1974476          144/144             F          196,000.00         ZZ
                                         360        195,881.26          1
    LOT 1 JANSEN ROAD                  8.500          1,507.07         77
                                       8.250          1,507.07      257,000.00
    PINE BUSH        NY   12566          2            02/29/00         00
    14064730S                            05           04/01/00          0
    14064730S                            O            03/01/30
    0


    1974500          H47/G02             F          152,800.00         ZZ
                                         360        152,714.33          1
    12524 VILLAGE PINES LANE           8.875          1,215.75         80
                                       8.625          1,215.75      191,000.00
    RALEIGH          NC   27614          1            02/29/00         00
    0431891456                           03           04/01/00          0
1


    220605532                            O            03/01/30
    0


    1974512          G81/G02             F           78,750.00         ZZ
                                         360         78,750.00          2
    544 SW 7TH STREET                  9.875            683.82         90
                                       9.625            683.82       87,500.00
    MIAMI            FL   33130          1            03/01/00         10
    0431884949                           02           05/01/00         25
    022002016                            N            04/01/30
    0


    1974515          G81/G02             F           78,750.00         ZZ
                                         360         78,750.00          2
    542 SW 7TH STREET                  9.875            683.82         90
                                       9.625            683.82       87,500.00
    MIAMI            FL   33130          1            03/01/00         14
    0431884980                           05           05/01/00         25
    022002015                            N            04/01/30
    0


    1974576          J40/G02             F           90,000.00         ZZ
                                         360         89,689.87          1
    240 SWEET TREE ROAD                8.500            692.02         75
                                       8.250            692.02      120,000.00
    BROXTON          GA   31519          2            01/21/00         00
    0431884907                           05           03/01/00          0
    7662288                              O            02/01/30
    0


    1974579          405/405             F          166,500.00         ZZ
                                         360        166,406.66          1
    9409 WILLIAM KIRK LN               8.875          1,324.75         90
                                       8.625          1,324.75      185,000.00
    BURKE            VA   22015          1            02/16/00         10
    16484784                             03           04/01/00         25
    16484784                             O            03/01/30
    0


    1974591          N94/G02             F           99,000.00         ZZ
                                         360         98,955.02          1
    34 SPRUCE STREET                   9.875            859.67         90
                                       9.625            859.67      110,000.00
    NORTH ATTLEBORO  MA   02760          1            02/29/00         11
    0431908003                           05           04/01/00         30
    0395319                              N            03/01/30
    0


1


    1974601          L48/G02             F           81,000.00         ZZ
                                         360         80,961.20          4
    631-633 COIT AVENUE NE             9.625            688.49         90
                                       9.375            688.49       90,000.00
    GRAND RAPIDS     MI   49503          1            02/28/00         10
    0431885573                           05           04/01/00         25
    85273                                N            03/01/30
    0


    1974605          T33/G02             F          227,050.00         ZZ
                                         360        227,050.00          1
    10618 INDIANWOODS DRIVE            9.875          1,971.59         95
                                       9.625          1,971.59      239,000.00
    CINCINNATI       OH   45242          1            03/11/00         04
    0431925932                           05           05/01/00         30
    20003069                             O            04/01/30
    0


    1974662          F44/G02             F           93,750.00         T
                                         360         93,703.88          1
    3750 PINEBROOK CIRCLE UNIT 508     9.500            788.31         75
                                       9.250            788.31      125,000.00
    BRADENTON        FL   34209          5            02/18/00         00
    0431884857                           08           04/01/00          0
    212825                               O            03/01/30
    0


    1974704          637/G02             F           59,600.00         ZZ
                                         360         59,567.44          1
    144 WEST WAY DRIVE                 9.000            479.56         80
                                       8.750            479.56       74,500.00
    ALLEN            TX   75002          1            02/08/00         00
    0431886589                           05           04/01/00          0
    0019032283                           O            03/01/30
    0


    1974707          665/G02             F          292,000.00         ZZ
                                         360        291,653.96          1
    691 DONALD DRIVE                   8.625          2,271.15         80
                                       8.375          2,271.15      365,000.00
    HOLLISTER        CA   95023          1            01/21/00         00
    0431892470                           03           03/01/00          0
    0001236469                           O            02/01/30
    0


    1974713          665/G02             F          218,000.00         ZZ
                                         360        217,721.02          3
    5635 PICKERING AVENUE              8.250          1,637.76         80
                                       8.000          1,637.76      272,500.00
1


    WHITTIER         CA   90601          1            01/31/00         00
    0431892504                           05           03/01/00          0
    0001235897                           O            02/01/30
    0


    1974732          665/G02             F           86,250.00         ZZ
                                         360         86,169.19          1
    327 EAST ACACIA STREET             9.750            741.02         75
                                       9.500            741.02      115,000.00
    STOCKTON         CA   95376          1            01/14/00         00
    0431892702                           05           03/01/00          0
    9901235154                           N            02/01/30
    0


    1974736          637/G02             F           23,150.00         ZZ
                                         360         23,139.48          1
    11 PINE STREET                     9.875            201.03         90
                                       9.625            201.03       25,773.00
    BUCKSPORT        ME   04416          1            02/18/00         01
    0431904077                           05           04/01/00         30
    0020415626                           O            03/01/30
    0


    1974740          A52/G02             F          174,000.00         ZZ
                                         360        174,000.00          1
    340 EMERALD LAKE DRIVE             9.000          1,400.04         53
                                       8.750          1,400.04      330,000.00
    FAYETTEVILLE     GA   30215          2            03/01/00         00
    0431901339                           03           05/01/00          0
    0396586                              O            04/01/30
    0


    1974755          637/G02             F          127,000.00         ZZ
                                         360        126,930.63          1
    59 MOUNTAIN STREET                 9.000          1,021.87         67
                                       8.750          1,021.87      191,000.00
    CAMDEN           ME   04843          5            02/15/00         00
    0431885854                           05           04/01/00          0
    0020415659                           O            03/01/30
    0


    1974762          163/G02             F          650,000.00         ZZ
                                         360        649,663.03          1
    576 GRANDVIEW DRIVE                9.250          5,347.39         71
                                       9.000          5,347.39      920,000.00
    SUNRISE BEACH    MO   65079          5            02/04/00         00
    0431885938                           03           04/01/00          0
    0217273717                           O            03/01/30
    0
1




    1974764          163/G02             F          151,500.00         ZZ
                                         360        151,408.22          1
    2969 FRANKEL WAY                   8.500          1,164.90         69
                                       8.250          1,164.90      221,000.00
    SAN DIEGO        CA   92111          5            02/10/00         00
    0431887405                           05           04/01/00          0
    1417289168                           O            03/01/30
    0


    1974799          637/G02             F           83,000.00         ZZ
                                         360         82,952.24          1
    938 WEST CAMPUS DRIVE              8.750            652.97         49
                                       8.500            652.97      170,000.00
    PHOENIX          AZ   85013          5            02/16/00         00
    0431887595                           05           04/01/00          0
    0016355968                           O            03/01/30
    0


    1974827          637/G02             F          365,000.00         ZZ
                                         360        364,815.67          1
    94 BROWN ROAD                      9.375          3,035.89         48
                                       9.125          3,035.89      776,000.00
    HARVARD          MA   01451          5            02/10/00         00
    0431885813                           05           04/01/00          0
    0018809715                           O            03/01/30
    0


    1974838          N46/G02             F           80,000.00         ZZ
                                         360         79,959.60          1
    8126 HAYNE BOULEVARD               9.375            665.40         80
                                       9.125            665.40      100,000.00
    NEW ORLEANS      LA   70126          1            02/25/00         00
    0431890359                           05           04/01/00          0
    CREGUT                               O            03/01/30
    0


    1974988          K45/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    346 EAST MEDLOCK DRIVE             8.875          1,273.03         80
                                       8.625          1,273.03      200,000.00
    PHOENIX          AZ   85012          1            03/10/00         00
    0431923697                           05           05/01/00          0
    15249                                O            04/01/30
    0


    1975021          A48/G02             F          239,750.00         ZZ
                                         360        239,619.05          1
1


    493 TOWER HILL AVENUE              9.000          1,929.08         80
                                       8.750          1,929.08      299,839.00
    SAN JOSE         CA   95136          1            02/25/00         00
    0431887652                           01           04/01/00          0
    8111003320                           O            03/01/30
    0


    1975024          964/G02             F          320,000.00         ZZ
                                         360        319,825.21          1
    727 PEARL STREET                   9.000          2,574.79         80
                                       8.750          2,574.79      400,000.00
    BOULDER          CO   80302          1            02/29/00         00
    0431920354                           03           04/01/00          0
    67867                                O            03/01/30
    0


    1975025          K15/G02             F           56,800.00         ZZ
                                         360         56,740.88          1
    22462 LUNA WAY                     9.250            467.28         80
                                       9.000            467.28       71,000.00
    YARNELL          AZ   85363          1            01/27/00         00
    0431898568                           05           03/01/00          0
    3011424                              O            02/01/30
    0


    1975028          G81/G02             F          220,000.00         ZZ
                                         360        219,897.36          1
    19901 E COUNTRY CLUB DR  #2408     9.750          1,890.14         90
                                       9.500          1,890.14      245,900.00
    AVENTURA         FL   33180          1            03/02/00         14
    0431901503                           08           04/01/00         30
    022002041                            N            03/01/30
    0


    1975070          H76/G02             F          229,000.00         ZZ
                                         240        229,000.00          1
    1 ALLISON DRIVE                    8.375          1,969.24         51
                                       8.125          1,969.24      450,000.00
    BURLINGTON       MA   01803          2            03/14/00         00
    0431919646                           05           05/01/00          0
    200340604                            O            04/01/20
    0


    1975089          664/G02             F           50,000.00         ZZ
                                         360         49,976.67          2
    1272 FIR STREET S                  9.750            429.58         40
                                       9.500            429.58      127,500.00
    SALEM            OR   97302          5            02/22/00         00
    0431897818                           05           04/01/00          0
1


    3346731                              O            03/01/30
    0


    1975108          P76/G02             F          162,837.00         ZZ
                                         360        162,738.35          1
    1405 ROLLING HILL LANE             8.500          1,252.08         75
                                       8.250          1,252.08      217,116.00
    CELINA           TX   75009          1            02/24/00         00
    0431890672                           05           04/01/00          0
    STALLCUP                             O            03/01/30
    0


    1975211          593/G02             F          108,000.00         ZZ
                                         360        107,944.01          1
    1766 WEST 150 NORTH                9.250            888.49         90
                                       9.000            888.49      120,000.00
    WEST POINT       UT   84015          1            02/25/00         12
    0431889765                           05           04/01/00         25
    007653066                            N            03/01/30
    0


    1975241          T44/G02             F           94,400.00         ZZ
                                         360         94,357.11          1
    46 HELEN                           9.875            819.72         80
                                       9.625            819.72      118,000.00
    OXFORD           MI   48371          1            02/28/00         00
    0431893114                           05           04/01/00          0
    8944644                              N            03/01/30
    0


    1975257          624/G02             F          160,400.00         ZZ
                                         360        160,400.00          1
    21612 LOST RIVER DRIVE             9.375          1,334.13         80
                                       9.125          1,334.13      200,500.00
    DIAMOND BAR      CA   91765          1            03/01/00         00
    0431891571                           05           05/01/00          0
    35300200253                          N            04/01/30
    0


    1975265          B98/G02             F          165,000.00         ZZ
                                         360        165,000.00          1
    8968 LA DONA COURT                 8.875          1,312.82         57
                                       8.625          1,312.82      291,000.00
    FOUNTAIN VALLEY  CA   92708          2            03/02/00         00
    0431904093                           03           05/01/00          0
    002024                               O            04/01/30
    0


1


    1975267          K15/G02             F          198,250.00         ZZ
                                         360        198,144.50          1
    1260 BELLINGHAM DRIVE              9.125          1,613.03         65
                                       8.875          1,613.03      305,000.00
    SAN JOSE         CA   95121          5            02/14/00         00
    0431898709                           05           04/01/00          0
    3009731                              N            03/01/30
    0


    1975273          K15/G02             F          120,000.00         ZZ
                                         360        119,932.73          1
    9200 BELL RIDGE DRIVE              8.875            954.77         62
                                       8.625            954.77      195,000.00
    PENSACOLA        FL   32526          4            02/15/00         00
    0431900042                           03           04/01/00          0
    3010321                              O            03/01/30
    0


    1975274          144/144             F          165,000.00         ZZ
                                         360        164,912.20          1
    16 HOUGHTON BOULEVARD              9.125          1,342.49         57
    P.O. BOX 711                       8.875          1,342.49      290,000.00
    STONEY BROOK     NY   11790          2            02/16/00         00
    160628834                            05           04/01/00          0
    160628834                            N            03/01/30
    0


    1975295          573/G02             F          131,850.00         ZZ
                                         360        131,776.08          1
    31400 PASEO GOLETA                 8.875          1,049.06         90
                                       8.625          1,049.06      146,500.00
    TEMECULA         CA   92592          1            02/24/00         04
    0431890417                           05           04/01/00         25
    5900101                              N            03/01/30
    0


    1975296          P63/G02             F          288,000.00         ZZ
                                         360        288,000.00          4
    223-225 VANDERBILT AVENUE          9.875          2,500.84         90
                                       9.625          2,500.84      320,000.00
    STATEN ISLAND    NY   10304          1            03/22/00         10
    0431928837                           05           05/01/00         25
    1975296                              N            04/01/30
    0


    1975302          163/G02             F          145,600.00         ZZ
                                         360        145,524.51          1
    271 N COUNTRY CLUB BLVD            9.250          1,197.82         80
                                       9.000          1,197.82      182,000.00
1


    BOCA RATON       FL   33487          1            02/24/00         00
    0431890714                           05           04/01/00          0
    217282817                            O            03/01/30
    0


    1975308          N24/G02             F          506,250.00         ZZ
                                         360        506,250.00          1
    5521 SOUTH LAKE GULCH ROAD         8.875          4,027.95         75
                                       8.625          4,027.95      675,000.00
    CASTLE ROCK      CO   80104          4            03/13/00         00
    0431915842                           05           05/01/00          0
    MEYERS                               O            04/01/30
    0


    1975330          E38/G02             F          280,000.00         ZZ
                                         360        279,734.69          1
    2096 EAST ORANGE GROVE BOULEVA     8.625          2,177.81         80
                                       8.375          2,177.81      350,000.00
    PASADENA         CA   91104          1            02/25/00         00
    0431897420                           05           04/01/00          0
    995410                               O            03/01/30
    0


    1975410          K15/G02             F          175,500.00         ZZ
                                         360        175,406.60          1
    375 S 24TH STREET                  9.125          1,427.93         65
                                       8.875          1,427.93      270,000.00
    SAN JOSE         CA   95116          5            02/14/00         00
    0431898592                           05           04/01/00          0
    3009734                              N            03/01/30
    0


    1975412          H19/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
    1724 SOUTH 165 WEST                8.375          1,337.73         45
                                       8.125          1,337.73      395,000.00
    ODEM             UT   84058          5            02/29/00         00
    0431899723                           05           05/01/00          0
    0002151470                           O            04/01/30
    0


    1975413          K15/G02             F           53,100.00         ZZ
                                         360         53,047.57          1
    964 JETT STREET N W                9.500            446.49         90
                                       9.250            446.49       59,000.00
    ATLANTA          GA   30314          1            02/02/00         04
    0431898576                           05           03/01/00         25
    3012978                              N            02/01/30
    0
1




    1975470          B28/G02             F          104,000.00         ZZ
                                         360        103,946.08          1
    1830 WEST 50TH AVENUE              9.250            855.59         80
                                       9.000            855.59      130,000.00
    DENVER           CO   80221          5            02/23/00         00
    0431900570                           05           04/01/00          0
    0001250036                           O            03/01/30
    0


    1975474          E23/G02             F          180,000.00         ZZ
                                         360        179,918.22          1
    6723 EAST GRANDVIEW DRIVE          9.875          1,563.03         88
                                       9.625          1,563.03      205,000.00
    SCOTTSDALE       AZ   85254          2            02/16/00         14
    0431900224                           03           04/01/00         25
    40503817                             O            03/01/30
    0


    1975480          K15/G02             F           60,600.00         ZZ
                                         360         60,571.73          1
    BOX 320 PAINT CREEK ROAD           9.750            520.65         80
                                       9.500            520.65       76,000.00
    PAX              WV   25904          5            02/24/00         00
    0431898972                           05           04/01/00          0
    038105300648                         O            03/01/30
    0


    1975481          664/G02             F          256,500.00         ZZ
                                         360        256,380.32          2
    311 JACKSON STREET                 9.750          2,203.74         90
                                       9.500          2,203.74      285,000.00
    DUNDEE           IL   60118          1            02/29/00         11
    0431892579                           05           04/01/00         25
    0003370517                           N            03/01/30
    0


    1975484          K15/G02             F           65,900.00         ZZ
                                         360         65,871.61          1
    620 FLORENCE AVENUE               10.125            584.42         95
                                       9.875            584.42       70,000.00
    SABINA           OH   45169          5            02/25/00         10
    0431898931                           05           04/01/00         30
    029005300792                         O            03/01/30
    0


    1975486          K15/G02             F          255,000.00         ZZ
                                         360        255,000.00          1
1


    78716 HWY 25                       9.125          2,074.76         85
                                       8.875          2,074.76      300,000.00
    FOLSOM           LA   70437          5            02/28/00         10
    0431898915                           05           05/01/00         12
    009005300878                         O            04/01/30
    0


    1975507          U05/G02             F          243,000.00         ZZ
                                         360        242,577.53          2
    27424 & 27426 TYRRELL AVENUE       8.750          1,911.68         90
                                       8.500          1,911.68      270,000.00
    HAYWARD          CA   94544          1            12/09/99         10
    0431914142                           05           02/01/00         25
    3004843                              N            01/01/30
    0


    1975512          163/G02             F           31,500.00         ZZ
                                         360         31,484.51          1
    624 WINDY HILL DRIVE               9.500            264.87         70
                                       9.250            264.87       45,000.00
    GASTONIA         NC   28052          1            02/16/00         00
    0431892942                           05           04/01/00          0
    0217262561                           N            03/01/30
    0


    1975596          N11/G02             F           41,500.00         ZZ
                                         360         41,479.59          1
    30 SHADOW TRACE LANE               9.500            348.95         80
                                       9.250            348.95       52,000.00
    ANNISTON         AL   36201          5            03/22/00         00
    0431933944                           05           04/27/00          0
    TERRY                                O            03/27/30
    0


    1975633          E38/G02             F          141,520.00         ZZ
                                         360        141,448.54          1
    7564 JELLISON COURT                9.375          1,177.09         80
                                       9.125          1,177.09      176,900.00
    ARVADA           CO   80005          1            02/29/00         00
    0431896521                           05           04/01/00          0
    994845                               O            03/01/30
    0


    1975644          825/G02             F          282,400.00         ZZ
                                         360        282,241.68          1
    0142 HIGHPOINT DRIVE               8.875          2,246.90         80
                                       8.625          2,246.90      355,000.00
    BRECKENRIDGE     CO   80424          1            02/25/00         00
    0431893254                           05           04/01/00          0
1


    01500                                O            03/01/30
    0


    1975679          F88/G02             F          225,600.00         ZZ
                                         360        225,600.00          1
    1462 WEST LAUREL AVENUE            9.000          1,815.23         80
                                       8.750          1,815.23      282,000.00
    CHANDLER         AZ   85225          4            03/03/00         00
    0431902618                           03           05/01/00          0
    60002179                             O            04/01/30
    0


    1975687          G52/G02             F          168,000.00         ZZ
                                         360        167,903.34          1
    3962 KIANI STREET                  8.750          1,321.66         74
                                       8.500          1,321.66      230,000.00
    LAWAI            HI   96765          1            02/28/00         00
    0431910447                           05           04/01/00          0
    92500668                             O            03/01/30
    0


    1975736          T44/G02             F          145,600.00         ZZ
                                         360        145,600.00          1
    356 LERNER                         9.875          1,264.32         80
                                       9.625          1,264.32      182,000.00
    CLAWSON          MI   48017          5            03/31/00         00
    0431958446                           05           05/01/00          0
    999                                  N            04/01/30
    0


    1975765          A75/G02             F           62,000.00         ZZ
                                         360         62,000.00          1
    142 WEST CENTRAL AVENUE            9.000            498.87         38
                                       8.750            498.87      165,000.00
    MAYWOOD          NJ   07607          5            03/03/00         00
    0431913987                           05           05/01/00          0
    1000030492                           O            04/01/30
    0


    1975784          T08/G02             F           68,000.00         ZZ
                                         360         67,965.66          1
    3072 NW 20TH STREET                9.375            565.59         80
                                       9.125            565.59       85,000.00
    FT. LAUDERDALE   FL   33311          1            02/29/00         00
    0431897834                           05           04/01/00          0
    13200393                             N            03/01/30
    0


1


    1975801          637/G02             F          470,400.00         ZZ
                                         360        470,162.45          1
    291 OAKLAND STREET                 9.375          3,912.55         80
                                       9.125          3,912.55      588,000.00
    WELLESLEY        MA   02481          5            02/24/00         00
    0431897180                           05           04/01/00          0
    0018812297                           O            03/01/30
    0


    1975808          637/G02             F           80,000.00         ZZ
                                         360         79,959.60          3
    2950 SEMMES STREET                 9.375            665.40         80
                                       9.125            665.40      100,000.00
    EAST POINT       GA   30344          1            02/24/00         00
    0431897115                           05           04/01/00          0
    0012067849                           N            03/01/30
    0


    1975816          637/G02             F          116,500.00         ZZ
                                         360        116,436.36          1
    1007 BURKETT STREET                9.000            937.39         90
                                       8.750            937.39      130,000.00
    TAYLOR           TX   76574          1            02/28/00         14
    0431897479                           05           04/01/00         30
    0018282467                           N            03/01/30
    0


    1975835          637/G02             F          138,000.00         T
                                         360        137,930.31          1
    28750 ZION DRIVE                   9.375          1,147.82         50
                                       9.125          1,147.82      276,500.00
    LAKE ARROWHEAD   CA   92352          5            02/23/00         00
    0431907526                           05           04/01/00          0
    0018192484                           O            03/01/30
    0


    1975848          637/G02             F           96,000.00         ZZ
                                         360         95,950.23          1
    10613 NORTH 45TH DRIVE             9.250            789.77         80
                                       9.000            789.77      120,000.00
    PHOENIX          AZ   85304          5            02/24/00         00
    0431922863                           05           04/01/00          0
    0017360496                           O            03/01/30
    0


    1975851          637/G02             F           25,000.00         ZZ
                                         360         24,985.98          1
    3033 E DEVONSHIRE AVE #3020        8.875            198.92         60
                                       8.625            198.92       42,000.00
1


    PHOENIX          AZ   85016          1            02/24/00         00
    0431897388                           01           04/01/00          0
    0020021481                           N            03/01/30
    0


    1975864          964/G02             F          210,000.00         ZZ
                                         360        210,000.00          1
    25375 CREEKSIDE DRIVE              8.750          1,652.07         54
                                       8.500          1,652.07      391,000.00
    PIONEER          CA   95666          5            02/29/00         00
    0431898949                           05           05/01/00          0
    70613                                O            04/01/30
    0


    1975883          420/G02             F          151,850.00         ZZ
                                         360        151,850.00          1
    1135 QUAIL VALLEY RUN              9.125          1,235.51         83
                                       8.875          1,235.51      183,000.00
    OAKLEY           CA   94561          1            03/01/00         11
    0431898410                           05           05/01/00         20
    0000441485                           N            04/01/30
    0


    1975891          369/G02             F          162,000.00         ZZ
                                         360        161,899.31          1
    4 MARIE DRIVE                      8.375          1,231.32         68
                                       8.125          1,231.32      239,900.00
    LITITZ           PA   17543          1            02/28/00         00
    0431907369                           05           04/01/00          0
    0071910590                           O            03/01/30
    0


    1975895          163/G02             F           70,000.00         ZZ
                                         360         69,960.76          1
    16301 NW 21 STREET                 8.875            556.95         54
                                       8.625            556.95      130,000.00
    PEMBROKE PINES   FL   33028          1            02/14/00         00
    0431933407                           03           04/01/00          0
    7717271687                           O            03/01/30
    0


    1975897          369/G02             F          320,150.00         ZZ
                                         360        319,992.52          1
    11245 RARITAN STREET               9.500          2,692.00         95
                                       9.250          2,692.00      337,000.00
    WESTMINSTER      CO   80234          1            02/16/00         01
    0431907302                           05           04/01/00         30
    0071997852                           O            03/01/30
    0
1




    1975899          163/G02             F           91,000.00         ZZ
                                         360         90,950.29          2
    3044 & 3046 TREMONT STREET         9.000            732.21         36
                                       8.750            732.21      257,000.00
    BERKELEY         CA   94703          5            02/14/00         00
    0431898725                           05           04/01/00          0
    717285547                            N            03/01/30
    0


    1975906          369/G02             F          196,650.00         ZZ
                                         360        196,450.60          2
    8023 8025 NW 15TH AVENUE           9.375          1,635.64         90
                                       9.125          1,635.64      218,500.00
    SEATTLE          WA   98117          1            01/12/00         12
    0431910751                           05           03/01/00         25
    0071954663                           N            02/01/30
    0


    1975909          369/G02             F          105,000.00         ZZ
                                         360        104,881.83          1
    3691 LOWER HONOAPIILANI ROAD       8.875            835.43         84
    #208                               8.625            835.43      125,000.00
    LAHAINA          HI   96761          1            01/13/00         11
    0431907120                           01           03/01/00         12
    0071946230                           O            02/01/30
    0


    1975912          369/G02             F           96,900.00         T
                                         360         96,799.13          1
    685 SONOMA LANE                    9.250            797.18         75
                                       9.000            797.18      129,500.00
    HIGH POINT       NC   27265          5            01/12/00         00
    0431907336                           07           03/01/00          0
    0071599138                           O            02/01/30
    0


    1975915          369/G02             F           79,000.00         ZZ
                                         360         78,923.99          1
    10329 E MILFORD COURT              9.625            671.50         90
                                       9.375            671.50       88,000.00
    INDIANAPOLIS     IN   46235          1            01/12/00         14
    0431910835                           05           03/01/00         25
    0071945406                           N            02/01/30
    0


    1975916          369/G02             F           84,500.00         ZZ
                                         360         84,420.82          1
1


    13 BAIRD STREET                    9.750            725.99         63
    RR 1 BOX 13                        9.500            725.99      135,000.00
    HARVEYS LAKE     PA   18618          5            01/20/00         00
    0431907344                           05           03/01/00          0
    0071979645                           O            02/01/30
    0


    1975923          369/G02             F          193,500.00         ZZ
                                         360        193,226.94          4
    11305-11309 E 17TH AVENUE          9.750          1,662.47         90
                                       9.500          1,662.47      215,000.00
    AURORA           CO   80010          1            12/30/99         12
    0431927300                           05           02/01/00         25
    0071838973                           N            01/01/30
    0


    1975927          K15/G02             F           64,500.00         ZZ
                                         360         64,500.00          1
    401 WHITAKER ROAD                 10.250            577.99         95
                                      10.000            577.99       68,000.00
    SHELBYVILLE      TN   37160          5            03/02/00         10
    0431898618                           05           05/01/00         30
    003805300976                         O            04/01/30
    0


    1975932          K15/G02             F           55,900.00         ZZ
                                         360         55,873.92          2
    2817-19 BIENVILLE STREET           9.750            480.27         80
                                       9.500            480.27       70,000.00
    NEW ORLEANS      LA   70119          5            02/21/00         00
    0431898667                           05           04/01/00          0
    000405300608                         O            03/01/30
    0


    1975934          369/G02             F          164,700.00         ZZ
                                         360        164,625.16          1
    1587 LUCELL AVENUE                 9.875          1,430.18         90
                                       9.625          1,430.18      183,000.00
    STONE MOUNTAIN   GA   30087          1            02/09/00         12
    0431907351                           05           04/01/00         25
    0072013303                           N            03/01/30
    0


    1975945          369/G02             F           72,000.00         ZZ
                                         360         71,932.53          1
    1401 SHADY PINE TERRACE            9.750            618.60         90
                                       9.500            618.60       80,000.00
    ELLENWOOD        GA   30294          1            01/12/00         10
    0431910850                           05           03/01/00         25
1


    0071965776                           N            02/01/30
    0


    1975966          T44/G02             F           37,500.00         ZZ
                                         360         37,500.00          1
    304 REGENT STREET                  9.125            305.11         75
                                       8.875            305.11       50,000.00
    LANSING          MI   48912          5            03/09/00         00
    0431901404                           05           05/01/00          0
    0397493                              O            04/01/30
    0


    1975969          P16/G02             F           36,550.00         ZZ
                                         360         36,530.55          1
    3711 PRESCOTT AVENUE               9.125            297.38         85
                                       8.875            297.38       43,000.00
    YUCCA VALLEY     CA   92284          2            02/18/00         01
    0431899715                           05           04/01/00         20
    50005562                             O            03/01/30
    0


    1975970          Q64/G02             F          120,000.00         ZZ
                                         360        119,937.79          1
    1945 HIBISCUS STREET               9.250            987.21         75
                                       9.000            987.21      160,000.00
    SARASOTA         FL   34239          1            02/24/00         00
    0431911767                           05           04/01/00          0
    7201010069                           N            03/01/30
    0


    1975972          964/G02             F          208,950.00         ZZ
                                         360        208,832.86          1
    2130 ROCKWELL DRIVE                8.875          1,662.50         65
                                       8.625          1,662.50      321,510.00
    DAVIS            CA   95616          1            02/24/00         00
    0431899582                           05           04/01/00          0
    71087                                O            03/01/30
    0


    1975977          T44/G02             F           32,400.00         ZZ
                                         360         32,400.00          1
    125 EAST LINCOLN STREET            9.875            281.34         90
                                       9.625            281.34       36,000.00
    CARDINGTON       OH   43315          1            03/09/00         14
    0431900984                           05           05/01/00         25
    397336                               N            04/01/30
    0


1


    1975978          883/G02             F           85,350.00         ZZ
                                         360         85,350.00          1
    1125 STILLWATER DRIVE              9.875            741.14         80
                                       9.625            741.14      106,720.00
    DELAND           FL   32720          2            03/08/00         00
    0431901008                           03           05/01/00          0
    05008455                             O            04/01/30
    0


    1975989          H19/G02             F          148,500.00         ZZ
                                         360        148,500.00          4
    1936 CINDYSUE STREET               9.875          1,289.50         90
                                       9.625          1,289.50      165,000.00
    LAS VEGAS        NV   89106          1            03/03/00         12
    0431910538                           05           05/01/00         25
    0002174100                           N            04/01/30
    0


    1975993          H19/G02             F          148,500.00         ZZ
                                         360        148,500.00          4
    1909 ALWILL STREET                 9.875          1,289.50         90
                                       9.625          1,289.50      165,000.00
    LAS VEGAS        NV   89106          1            03/03/00         12
    0431900380                           05           05/01/00         25
    0002174225                           N            04/01/30
    0


    1975995          K15/G02             F          109,800.00         ZZ
                                         360        109,750.11          1
    5143-05 ROSWELL ROAD               9.875            953.45         90
                                       9.625            953.45      122,000.00
    ATLANTA          GA   30342          1            02/24/00         04
    0431910512                           01           04/01/00         25
    3010442                              N            03/01/30
    0


    1975996          H22/G02             F          268,000.00         ZZ
                                         360        268,000.00          3
    32-75 46TH STREET                  9.500          2,253.49         72
                                       9.250          2,253.49      375,000.00
    ASTORIA          NY   11103          5            03/17/00         00
    0431927912                           07           05/01/00          0
    0002019                              O            04/01/30
    0


    1976005          K15/G02             F          147,000.00         ZZ
                                         360        146,919.70          1
    136 PEACHTREE MEMORIAL DRIVE       9.000          1,182.80         75
    RHODE IS #9                        8.750          1,182.80      196,000.00
1


    ATLANTA          GA   30309          5            02/01/00         00
    0431907435                           01           04/01/00          0
    3012656                              O            03/01/30
    0


    1976006          369/G02             F          108,000.00         ZZ
                                         360        107,948.26          1
    1575 LUCELLE AVENUE                9.625            917.99         90
                                       9.375            917.99      120,000.00
    STONE MOUNTAIN   GA   30087          1            02/02/00         14
    0431911031                           05           04/01/00         25
    0072003213                           O            03/01/30
    0


    1976010          964/G02             F          136,800.00         ZZ
                                         360        136,725.28          1
    2071 EUCLID AVENUE                 9.000          1,100.72         80
                                       8.750          1,100.72      171,000.00
    CAMARILLO        CA   93010          1            02/28/00         00
    0431902972                           01           04/01/00          0
    70896                                O            03/01/30
    0


    1976017          964/G02             F           87,500.00         ZZ
                                         360         87,500.00          1
    742 WEST HOWARD AVENUE             9.250            719.84         70
                                       9.000            719.84      125,000.00
    VISALIA          CA   93277          2            03/06/00         00
    0431900315                           05           05/01/00          0
    71048                                N            04/01/30
    0


    1976028          665/G02             F          124,000.00         ZZ
                                         360        123,934.02          1
    1709 CLIFTON WAY                   9.125          1,008.90         80
                                       8.875          1,008.90      155,000.00
    ATLANTA          GA   30316          5            02/10/00         00
    0431901263                           05           04/01/00          0
    0001235955                           N            03/01/30
    0


    1976043          B60/G02             F          178,500.00         ZZ
                                         360        178,418.91          1
    16096 SUNSCAPE COURT               9.875          1,550.00         85
                                       9.625          1,550.00      210,000.00
    CHINO HILLS      CA   91709          5            02/10/00         01
    0431902535                           01           04/01/00         12
    283739                               O            03/01/30
    0
1




    1976104          E62/G02             F          354,400.00         ZZ
                                         360        354,234.66          1
    569 CRESTHILL AVENUE NE            9.750          3,044.84         74
                                       9.500          3,044.84      480,000.00
    ATLANTA          GA   30306          2            02/16/00         00
    0431920891                           05           04/01/00          0
    108586                               O            03/01/30
    0


    1976164          163/G02             F           49,500.00         ZZ
                                         360         49,473.66          1
    6173 BRAUN ST                      9.125            402.75         80
                                       8.875            402.75       61,900.00
    ENGLEWOOD        FL   34224          1            02/28/00         00
    0431905439                           05           04/01/00          0
    0217286016                           O            03/01/30
    0


    1976166          664/G02             F          129,190.00         ZZ
                                         360        129,117.58          1
    8817 CORRAN FERRY DRIVE            8.875          1,027.89         90
                                       8.625          1,027.89      143,790.00
    AUSTIN           TX   78749          1            02/29/00         11
    0431905280                           05           04/01/00         25
    0003367273                           O            03/01/30
    0


    1976168          K15/G02             F           52,250.00         ZZ
                                         360         52,223.61          3
    2028-30 CORNING AVENUE             9.375            434.59         95
                                       9.125            434.59       55,000.00
    CLEVELAND        OH   44109          1            02/11/00         11
    0431911130                           05           04/01/00         30
    3007469                              O            03/01/30
    0


    1976171          637/G02             F          108,900.00         ZZ
                                         360        108,849.19          1
    569 RENAISSANCE AVENUE             9.750            935.62         74
                                       9.500            935.62      148,900.00
    MELBOURNE        FL   32940          1            02/29/00         00
    0431907005                           09           04/01/00          0
    0019161694                           N            03/01/30
    0


    1976176          K15/G02             F          248,350.00         ZZ
                                         360        248,224.58          1
1


    1776 E SIERRA MADRE COURT          9.375          2,065.65         90
                                       9.125          2,065.65      275,965.00
    GILBERT          AZ   85296          1            02/15/00         01
    0431911320                           03           04/01/00         25
    3010280                              O            03/01/30
    0


    1976177          253/253             F          119,900.00         T
                                         360        119,900.00          1
    3938 E WESCOTT DR                  9.250            986.39         75
                                       9.000            986.39      159,900.00
    PHOENIX          AZ   85050          1            03/07/00         00
    949927                               03           05/01/00          0
    949927                               O            04/01/30
    0


    1976185          K15/G02             F          146,000.00         ZZ
                                         360        145,928.18          1
    3 N 244 MCNAIR AVENUE              9.500          1,227.65         90
                                       9.250          1,227.65      163,000.00
    ADDISON          IL   60101          5            02/16/00         11
    0431912229                           05           04/01/00         25
    3016480                              O            03/01/30
    0


    1976191          K15/G02             F          210,300.00         ZZ
                                         360        210,169.29          2
    1981 NORTH LEVEN AVENUE            8.375          1,598.43         80
                                       8.125          1,598.43      262,900.00
    CAMARILLO        CA   93010          1            02/07/00         00
    0431910827                           05           04/01/00          0
    3010942                              O            03/01/30
    0


    1976196          637/G02             F           54,000.00         ZZ
                                         360         53,974.80          1
    497 MCWILLIAMS ROAD SE             9.750            463.95         90
                                       9.500            463.95       60,000.00
    ATLANTA          GA   30315          1            02/29/00         10
    0431905298                           05           04/01/00         25
    0012067922                           N            03/01/30
    0


    1976208          637/G02             F           62,900.00         ZZ
                                         360         62,869.06          1
    5309 VAN RIPPER STREET             9.500            528.90         85
                                       9.250            528.90       74,000.00
    GILLETTE         WY   82718          5            02/22/00         12
    0431907849                           05           04/01/00         12
1


    12497467                             O            03/01/30
    0


    1976219          624/G02             F          145,000.00         ZZ
                                         240        144,775.91          1
    135 GROOVER STREET                 8.750          1,281.38         72
                                       8.500          1,281.38      203,000.00
    LYONS            CO   80540          5            03/02/00         00
    0431907427                           05           04/01/00          0
    73014100093                          O            03/01/20
    0


    1976235          R86/G02             F          189,000.00         ZZ
                                         360        189,000.00          1
    10591 EAST MISSION LANE            9.875          1,641.18         90
                                       9.625          1,641.18      210,000.00
    SCOTTSDALE       AZ   85258          1            03/20/00         14
    0431936996                           03           05/01/00         30
    000390                               N            04/01/30
    0


    1976236          356/G02             F          273,600.00         ZZ
                                         360        273,600.00          3
    37124 OAK STREET                   9.500          2,300.58         80
                                       9.250          2,300.58      342,000.00
    NEWARK           CA   94560          1            02/29/00         00
    0431926229                           05           05/01/00          0
    2046                                 N            04/01/30
    0


    1976256          665/G02             F          276,000.00         ZZ
                                         360        275,841.21          3
    1145 HAMILTON AVENUE               8.750          2,171.29         80
                                       8.500          2,171.29      345,000.00
    SEASIDE          CA   93955          1            02/15/00         00
    0431908086                           05           04/01/00          0
    0001236383                           N            03/01/30
    0


    1976294          K15/G02             F           61,400.00         ZZ
                                         360         61,400.00          2
    13920 BALDWIN AVENUE               9.750            527.52         80
                                       9.500            527.52       77,500.00
    EAST CLEVELAND   OH   44112          2            03/09/00         00
    0431912526                           05           05/01/00          0
    028605300827                         O            04/01/30
    0


1


    1976352          196/G02             F          107,200.00         ZZ
                                         360        107,069.64          1
    5323 MILLER AVENUE                 8.500            824.28         80
                                       8.250            824.28      134,000.00
    DALLAS           TX   75206          1            01/14/00         00
    0431907088                           05           03/01/00          0
    1360175                              O            02/01/30
    0


    1976368          R51/G02             F          296,000.00         ZZ
                                         360        296,000.00          1
    2132 KENMORE AVENUE                9.250          2,435.12         79
                                       9.000          2,435.12      377,500.00
    CHARLOTTE        NC   28204          5            03/22/00         00
    0431931716                           05           05/01/00          0
    73532                                O            04/01/30
    0


    1976381          H19/G02             F          180,900.00         ZZ
                                         360        180,900.00          4
    365-367 FLYNN AVENUE               9.000          1,455.57         90
                                       8.750          1,455.57      201,000.00
    BURLINGTON       VT   05401          1            03/24/00         10
    0431944396                           05           05/01/00         25
    0010012714                           N            04/01/30
    0


    1976384          R35/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    1914 STANTON COURT                 9.625          1,699.98         66
                                       9.375          1,699.98      305,000.00
    ARLINGTON HEIGH  IL   60004          1            03/03/00         00
    0431908029                           01           05/01/00          0
    6177083                              O            04/01/30
    0


    1976387          H93/G02             F           63,000.00         ZZ
                                         360         62,971.38          2
    3629-3631 W 120TH STREET           9.875            547.06         90
                                       9.625            547.06       70,000.00
    CLEVELAND        OH   44111          1            02/07/00         12
    0431913664                           03           04/01/00         25
    1000000830                           N            03/01/30
    0


    1976400          E47/G02             F           65,000.00         ZZ
                                         360         65,000.00          1
    5001 MARMOL DRIVE                  8.875            517.17         23
                                       8.625            517.17      285,000.00
1


    WOODLAND HILLS   CA   91364          5            03/07/00         00
    0431932714                           05           05/01/00          0
    LAG12170                             O            04/01/30
    0


    1976404          K15/G02             F           80,700.00         ZZ
                                         360         80,700.00          1
    154 LINCOLN ROAD                   9.375            671.22         85
                                       9.125            671.22       95,000.00
    WHITE BLUFF      TN   37187          5            03/10/00         10
    0431914985                           05           05/01/00         12
    003805301052                         O            04/01/30
    0


    1976408          K15/G02             F           41,700.00         ZZ
                                         360         41,700.00          1
    616 N 11TH STREET                 10.125            369.81         76
                                       9.875            369.81       55,000.00
    HERRIN           IL   62948          5            03/08/00         00
    0431914878                           05           05/01/00          0
    022705300666                         O            04/01/30
    0


    1976433          F44/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
    1410 MAPLE AVENUE                  8.250            931.58         80
                                       8.000            931.58      155,000.00
    OCEAN TWP        NJ   07712          2            03/03/00         00
    0431926518                           05           05/01/00          0
    212506                               O            04/01/30
    0


    1976445          A80/G02             F           71,910.00         ZZ
                                         360         71,910.00          1
    9225 SW 87 AVENUE UNIT A4          9.875            624.43         90
                                       9.625            624.43       79,900.00
    MIAMI            FL   33176          1            03/13/00         01
    0431914258                           01           05/01/00         25
    0017502                              N            04/01/30
    0


    1976475          F36/G02             F          156,000.00         ZZ
                                         360        156,000.00          1
    1918 S YAKIMA AVENUE               9.125          1,269.27         80
                                       8.875          1,269.27      195,000.00
    TACOMA           WA   98405          5            03/07/00         00
    0431910108                           05           05/01/00          0
    06400913                             O            04/01/30
    0
1




    1976530          L47/G02             F          111,000.00         ZZ
                                         360        110,934.46          1
    830 AIRPORT ROAD                   8.625            863.35         80
                                       8.375            863.35      140,000.00
    BETHEL           PA   19507          2            02/25/00         00
    0431911064                           05           04/01/00          0
    0020018339                           O            03/01/30
    0


    1976579          163/G02             F           39,200.00         ZZ
                                         360         39,180.72          1
    615 NORTH WELDON STREET            9.500            329.61         70
                                       9.250            329.61       56,000.00
    GASTONIA         NC   28052          2            02/16/00         00
    0431912310                           05           04/01/00          0
    0217245152                           N            03/01/30
    0


    1976582          E84/G02             F          288,000.00         T
                                         360        287,838.54          1
    14715 SLALOM WAY                   8.875          2,291.46         80
                                       8.625          2,291.46      360,000.00
    TRUCKEE          CA   96161          1            02/16/00         00
    0431915420                           03           04/01/00          0
    75592000                             O            03/01/30
    0


    1976589          163/G02             F          350,000.00         ZZ
                                         360        349,798.63          1
    201 CHAPEL HILL ROAD               8.750          2,753.45         47
                                       8.500          2,753.45      750,000.00
    MIDDLETOWN       NJ   07701          2            02/22/00         00
    0431912070                           05           04/01/00          0
    1000152844                           O            03/01/30
    0


    1976594          K15/G02             F          300,000.00         ZZ
                                         360        299,844.47          1
    1024 NORTH CONSTELLATION WAY       9.250          2,468.03         76
                                       9.000          2,468.03      398,000.00
    GILBERT          AZ   85234          1            02/28/00         00
    0431917921                           05           04/01/00          0
    3014050                              O            03/01/30
    0


    1976612          964/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
1


    11741 ARNO ROAD                    8.625          1,182.24         87
                                       8.375          1,182.24      175,000.00
    WILTON           CA   95693          2            03/08/00         04
    0431915362                           05           05/01/00         25
    70900                                O            04/01/30
    0


    1976621          637/G02             F           83,600.00         ZZ
                                         360         83,556.66          1
    214 PERRY STREET                   9.250            687.76         80
                                       9.000            687.76      104,500.00
    MOUNT SHASTA     CA   96067          1            02/25/00         00
    0431921022                           05           04/01/00          0
    0016956872                           O            03/01/30
    0


    1976624          461/461             F          289,200.00         ZZ
                                         360        289,046.10          1
    25432 SEA BLUFFS DRIVE #301        9.125          2,353.03         80
                                       8.875          2,353.03      361,605.00
    DANA POINT       CA   92629          1            02/02/00         00
    9023222383                           01           04/01/00          0
    9023222383                           O            03/01/30
    0


    1976626          637/G02             F           97,200.00         ZZ
                                         360         97,149.61          2
    7487 FIELD ROAD                    9.250            799.64         90
                                       9.000            799.64      108,000.00
    FT MYERS         FL   33912          1            03/01/00         04
    0431921030                           05           04/01/00         25
    0019067917                           O            03/01/30
    0


    1976635          M46/G02             F           94,850.00         ZZ
                                         360         94,796.82          1
    16414 GREAT FOREST                 8.875            754.67         80
                                       8.625            754.67      118,590.00
    HUMBLE           TX   77396          1            02/28/00         00
    0431917541                           03           04/01/00          0
    95059                                O            03/01/30
    0


    1976637          637/G02             F           42,650.00         ZZ
                                         360         42,630.62          1
    3722 GOLDEN HILLS DRIVE            9.875            370.35         78
                                       9.625            370.35       55,000.00
    DALLAS           TX   75241          2            03/01/00         00
    0431933605                           05           04/01/00          0
1


    0019030071                           N            03/01/30
    0


    1976640          025/025             F           48,750.00         ZZ
                                         360         48,469.50          1
    RT 10 BOX 148X BLOUNTSTOWN HWY     8.375            370.54         75
                                       8.125            370.54       65,000.00
    TALLAHASSEE      FL   32310          5            06/25/99         00
    0003682721                           05           08/01/99          0
    0003682721                           N            07/01/29
    0


    1976647          637/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
    2 SOUTH EMERSON STREET             9.500            794.61         90
                                       9.250            794.61      105,000.00
    WENATCHEE        WA   98801          1            03/01/00         04
    0431912583                           05           05/01/00         25
    0015366784                           O            04/01/30
    0


    1976648          H93/G02             F           54,625.00         ZZ
                                         360         54,600.18          1
    325 DONNA DRIVE                    9.875            474.34         95
                                       9.625            474.34       57,500.00
    TYLER            TX   75702          1            02/28/00         04
    0431911817                           05           04/01/00         30
    108310190                            O            03/01/30
    0


    1976652          637/G02             F          192,000.00         ZZ
                                         360        192,000.00          1
    318 WEST IVANHOE STREET            8.875          1,527.64         80
                                       8.625          1,527.64      240,000.00
    GILBERT          AZ   85233          1            03/01/00         00
    0431912799                           03           05/01/00          0
    0020021028                           O            04/01/30
    0


    1976660          664/G02             F           88,000.00         ZZ
                                         360         88,000.00          1
    2809 WEST ROAD                     9.125            716.00         63
                                       8.875            716.00      140,000.00
    WOODSTOCK        IL   60098          5            02/29/00         00
    0431912260                           05           05/01/00          0
    3365335                              O            04/01/30
    0


1


    1976672          025/025             F          180,000.00         ZZ
                                         360        179,499.11          1
    4 HOBSON COURT                     9.875          1,563.03         90
                                       9.625          1,563.03      200,000.00
    COLUMBUS         GA   31907          1            09/10/99         23
    0020210019                           05           11/01/99          0
    0020210019                           O            10/01/29
    0


    1976684          461/461             F          267,000.00         ZZ
                                         360        266,850.31          1
    2704 TIBURON AVENUE                8.875          2,124.38         79
                                       8.625          2,124.38      340,000.00
    CARLSBAD         CA   92008          2            02/02/00         00
    9023212277                           05           04/01/00          0
    9023212277                           O            03/01/30
    0


    1976707          461/461             F          124,800.00         ZZ
                                         360        124,730.03          1
    5802 OLIVE AVENUE                  8.875            992.97         80
                                       8.625            992.97      156,000.00
    RIALTO           CA   92377          5            02/09/00         00
    9023226541                           05           04/01/00          0
    9023226541                           O            03/01/30
    0


    1976708          H58/G02             F          116,250.00         ZZ
                                         360        116,189.73          1
    1897 RIVERVIEW STREET              9.250            956.36         75
                                       9.000            956.36      155,000.00
    EUGENE           OR   97403          5            02/22/00         00
    0431929538                           05           04/01/00          0
    45772                                O            03/01/30
    0


    1976714          Q99/G02             F          168,000.00         ZZ
                                         360        167,921.62          1
    3 PURITAN ROAD                     9.750          1,443.38         80
                                       9.500          1,443.38      211,000.00
    SALEM            MA   01970          2            03/14/00         00
    0431919778                           05           04/20/00          0
    HAWRYLUK                             O            03/20/30
    0


    1976722          M07/G02             F           97,500.00         ZZ
                                         360         97,500.00          1
    1895 COLOMA STREET                 9.000            784.51         75
                                       8.750            784.51      130,000.00
1


    SAN BERNARDINO   CA   92354          1            03/10/00         00
    0431919661                           05           05/01/00          0
    ACC91203                             N            04/01/30
    0


    1976727          461/461             F          220,000.00         ZZ
                                         360        219,870.11          1
    664 NORTH WOODLAWN DRIVE           8.625          1,711.14         84
                                       8.375          1,711.14      265,000.00
    THOUSAND OAKS    CA   91360          2            02/22/00         10
    9023183825                           09           04/01/00         12
    9023183825                           O            03/01/30
    0


    1976728          461/461             F           33,750.00         ZZ
                                         360         33,734.25          1
    2848 TEXAS AVENUE                  9.750            289.97         75
                                       9.500            289.97       45,000.00
    ST LOUIS         MO   63118          1            02/28/00         00
    9023255730                           05           04/01/00          0
    9023255730                           N            03/01/30
    0


    1976730          461/461             F           57,600.00         ZZ
                                         360         57,568.53          1
    3161 EAST LIBERTY AVENUE           9.000            463.47         90
                                       8.750            463.47       64,000.00
    FRESNO           CA   93702          2            02/24/00         10
    9023252000                           05           04/01/00         25
    9023252000                           O            03/01/30
    0


    1976735          461/461             F           34,125.00         ZZ
                                         360         34,109.08          1
    7725 VERMONT AVENUE                9.750            293.19         75
                                       9.500            293.19       45,500.00
    ST LOUIS         MO   63111          1            02/28/00         00
    9023255797                           05           04/01/00          0
    9023255797                           N            03/01/30
    0


    1976738          461/461             F          440,000.00         ZZ
                                         360        439,777.80          1
    5204 MEDINA ROAD                   9.375          3,659.70         77
                                       9.125          3,659.70      575,000.00
    WOODLAND HILLS   CA   91364          5            01/31/00         00
    9023214554                           05           04/01/00          0
    9023214554                           O            03/01/30
    0
1




    1976740          461/461             F          188,000.00         ZZ
                                         360        187,912.28          1
    20340 MARILLA ST                   9.750          1,615.22         80
                                       9.500          1,615.22      237,000.00
    CHATSWORTH       CA   91311          5            02/14/00         00
    9023212020                           05           04/01/00          0
    9023212020                           O            03/01/30
    0


    1976758          F96/G02             F          190,400.00         ZZ
                                         360        190,296.00          1
    226 RAYMOND STREET                 9.000          1,532.00         80
                                       8.750          1,532.00      238,000.00
    HASBROUCK HEIGH  NJ   07604          2            02/29/00         00
    0431921691                           05           04/01/00          0
    0001179                              O            03/01/30
    0


    1976799          Q01/G02             F          238,013.00         ZZ
                                         360        237,907.48          1
    8201 OLD DEER TRAIL                9.990          2,086.98         90
                                       9.740          2,086.98      265,000.00
    RALEIGH          NC   27615          5            02/25/00         01
    0431913045                           05           04/01/00         25
    17101016                             O            03/01/30
    0


    1976810          637/G02             F          110,400.00         ZZ
                                         360        110,400.00          3
    4285 WEST REGENCY AVENUE           9.250            908.24         80
    #101 102 103                       9.000            908.24      138,000.00
    FRESNO           CA   93722          1            03/07/00         00
    0431921717                           05           05/01/00          0
    0013964184                           N            04/01/30
    0


    1976814          709/G02             F          264,000.00         ZZ
                                         360        264,000.00          1
    440 W SCHULTE ROAD                 8.625          2,053.37         80
                                       8.375          2,053.37      330,000.00
    TRACY            CA   95376          5            03/01/00         00
    0431920180                           05           05/01/00          0
    390849                               O            04/01/30
    0


    1976816          163/G02             F           57,600.00         ZZ
                                         360         57,567.70          1
1


    805 STEVENS AVENUE                 8.875            458.30         80
                                       8.625            458.30       72,000.00
    PORTLAND         ME   04103          1            02/23/00         00
    0431918382                           05           04/01/00          0
    1000187731                           N            03/01/30
    0


    1976823          964/G02             F          159,200.00         ZZ
                                         360        159,200.00          1
    3064 SILENT WIND WAY               9.375          1,324.15         80
                                       9.125          1,324.15      199,000.00
    HENDERSON        NV   89052          1            03/10/00         00
    0431920370                           03           05/01/00          0
    72100                                O            04/01/30
    0


    1976825          163/G02             F           71,250.00         T
                                         360         71,250.00          1
    3541 NE OCEAN BLVD #1              8.875            566.90         73
                                       8.625            566.90       98,000.00
    JENSEN BEACH     FL   34957          1            03/01/00         00
    0431924687                           01           05/01/00          0
    7717292170                           O            04/01/30
    0


    1976830          163/G02             F          348,000.00         ZZ
                                         360        348,000.00          1
    424 EAST 1325 NORTH                8.625          2,706.71         80
                                       8.375          2,706.71      435,000.00
    OREM             UT   84097          1            03/07/00         00
    0431919695                           05           05/01/00          0
    6517318769                           O            04/01/30
    0


    1976831          637/G02             F          138,400.00         ZZ
                                         360        138,400.00          1
    888 SOUTH WESTWOOD ST              8.875          1,101.18         80
                                       8.625          1,101.18      173,000.00
    PORTERVILLE      CA   93257          1            03/01/00         00
    0431917558                           05           05/01/00          0
    0013964754                           O            04/01/30
    0


    1976838          637/G02             F          125,600.00         ZZ
                                         360        125,529.59          1
    11085 SW 83RD AVENUE               8.875            999.33         75
                                       8.625            999.33      167,500.00
    TIGARD           OR   97223          1            02/18/00         00
    0431926245                           05           04/01/00          0
1


    0020015749                           O            03/01/30
    0


    1976839          K15/G02             F          224,800.00         ZZ
                                         360        224,670.67          1
    22341 LULL STREET                  8.750          1,768.50         85
                                       8.500          1,768.50      264,500.00
    CANOGA PARK ARE  CA   91304          1            02/28/00         11
    0431922228                           05           04/01/00         12
    3015492                              O            03/01/30
    0


    1976846          K15/G02             F           93,750.00         ZZ
                                         360         93,698.80          1
    8637 EL SOBRANTE WAY               9.000            754.33         75
                                       8.750            754.33      125,000.00
    ORANGEVALE       CA   95662          1            02/08/00         00
    0431920818                           05           04/01/00          0
    3012871                              O            03/01/30
    0


    1976847          637/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    2818 SE 52ND AVENUE                8.875            636.52         65
                                       8.625            636.52      124,500.00
    PORTLAND         OR   97206          5            03/01/00         00
    0431917251                           05           05/01/00          0
    9616780                              O            04/01/30
    0


    1976848          K15/G02             F           63,450.00         ZZ
                                         360         63,419.60          1
    260 WEST LAKE AVENUE NW            9.625            539.32         90
                                       9.375            539.32       70,500.00
    ATLANTA          GA   30314          1            02/09/00         01
    0431924349                           05           04/01/00         25
    3014804                              N            03/01/30
    0


    1976856          P63/G02             F          173,700.00         ZZ
                                         360        173,700.00          4
    229 EAST 5TH STREET                9.750          1,492.35         90
                                       9.500          1,492.35      193,000.00
    LAKEWOOD         NJ   08701          1            03/31/00         11
    0431947407                           05           05/01/00         25
    1976856                              N            04/01/30
    0


1


    1976867          M76/G02             F          109,600.00         ZZ
                                         360        109,600.00          1
    2227 E 6TH STREET                  8.875            872.03         80
                                       8.625            872.03      137,000.00
    TUCSON           AZ   85719          1            03/29/00         00
    0431946433                           05           05/01/00          0
    1976867                              O            04/01/30
    0


    1976880          K15/G02             F           42,500.00         ZZ
                                         360         42,477.39          1
    117 S  6TH AVENUE                  9.125            345.79         90
                                       8.875            345.79       47,250.00
    COATESVILLE      PA   19320          1            02/11/00         11
    0431922632                           05           04/01/00         25
    3015096                              N            03/01/30
    0


    1976883          163/G02             F          315,200.00         ZZ
                                         360        315,023.30          1
    16895 CECIL PLACE                  8.875          2,507.87         80
                                       8.625          2,507.87      394,000.00
    RIVERSIDE        CA   92504          1            02/18/00         00
    0431917798                           05           04/01/00          0
    1417289911                           O            03/01/30
    0


    1977031          J73/G02             F           97,200.00         ZZ
                                         360         97,200.00          1
    4865 CYPRESS WOODS DR #2108        9.750            835.10         80
                                       9.500            835.10      121,900.00
    ORLANDO          FL   32811          1            03/14/00         00
    0431924778                           01           05/01/00          0
    K9908007                             O            04/01/30
    0


    1977066          H87/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    696 N LEWIS ST                     9.250          1,316.29         80
                                       9.000          1,316.29      200,000.00
    LINDENHURST      NY   11757          1            03/23/00         00
    0431935790                           05           05/01/00          0
    NY00021401ST                         O            04/01/30
    0


    1977068          Q76/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
    8640 WEST WELDON AVENUE            9.750            652.96         80
                                       9.500            652.96       95,000.00
1


    PHOENIX          AZ   85037          2            03/23/00         00
    0431946102                           05           05/01/00          0
    20003011                             O            04/01/30
    0


    1977070          B49/G02             F          103,200.00         ZZ
                                         360        103,200.00          1
    2602 TIMBERWOOD DRIVE #41          8.750            811.88         80
                                       8.500            811.88      129,000.00
    FORT COLLINS     CO   80528          1            03/24/00         00
    0431932789                           09           05/01/00          0
    0398738                              N            04/01/30
    0


    1977077          196/196             F          638,000.00         ZZ
                                         360        638,000.00          1
    20 LA VISTA WAY                    8.750          5,019.15         80
                                       8.500          5,019.15      797,500.00
    DANVILLE         CA   94506          1            03/09/00         00
    1360769                              03           05/01/00          0
    1360769                              O            04/01/30
    0


    1977086          637/G02             F           73,650.00         ZZ
                                         360         73,650.00          3
    636 SUMMER STREET                  9.500            619.29         90
                                       9.250            619.29       81,885.00
    MANCHESTER       NH   03103          1            03/07/00         01
    0431938141                           05           05/01/00         25
    0016656522                           N            04/01/30
    0


    1977093          K15/G02             F          161,600.00         ZZ
                                         360        161,516.23          1
    500 SUTTER STREET                  9.250          1,329.44         80
                                       9.000          1,329.44      202,000.00
    FOLSOM           CA   95630          1            02/23/00         00
    0431927581                           05           04/01/00          0
    3016395                              N            03/01/30
    0


    1977104          624/G02             F          101,500.00         ZZ
                                         360        101,500.00          2
    1638-1640 SE 6TH AVENUE            9.625            862.74         70
                                       9.375            862.74      145,000.00
    CAMAS            WA   98607          2            03/09/00         00
    0431920016                           05           05/01/00          0
    81700100533                          N            04/01/30
    0
1




    1977112          G51/G02             F           49,500.00         ZZ
                                         360         49,500.00          2
    36 LAKEVIEW AVENUE                10.125            438.98         90
                                       9.875            438.98       55,000.00
    ORCHARD PARK     NY   14127          1            03/15/00         04
    0431928688                           05           05/01/00         25
    0396147                              N            04/01/30
    0


    1977121          183/G02             F           27,000.00         ZZ
                                         360         26,987.73          1
    7221 LEAVENWORTH ROAD              9.875            234.46         43
                                       9.625            234.46       63,000.00
    KANSAS CITY      KS   66109          5            03/08/00         00
    0431919059                           05           04/08/00          0
    800340644                            N            03/08/30
    0


    1977175          M65/G02             F          192,850.00         ZZ
                                         360        192,850.00          2
    266 MAYWOOD AVENUE                 9.500          1,621.59         95
                                       9.250          1,621.59      203,000.00
    MAYWOOD          NJ   07607          1            03/28/00         01
    0431941657                           05           05/01/00         30
    RODRIGUEZ                            O            04/01/30
    0


    1977177          Q59/G02             F          355,500.00         ZZ
                                         360        355,500.00          2
    838 & 840 S ST ANDREWS PLACE       8.875          2,828.52         90
                                       8.625          2,828.52      395,000.00
    LOS ANGELES      CA   90005          1            03/07/00         11
    0431941749                           05           05/01/00         25
    00200785                             O            04/01/30
    0


    1977179          A06/G02             F           76,500.00         ZZ
                                         360         76,454.83          1
    556 E WOODLAND                     8.625            595.01         67
                                       8.375            595.01      115,000.00
    FERNDALE         MI   48220          2            02/25/00         00
    0431929942                           05           04/01/00          0
    001000010004507                      N            03/01/30
    0


    1977194          K15/G02             F          101,100.00         ZZ
                                         360        101,100.00          1
1


    402 W YOAKUM ST                    9.875            877.90         95
                                       9.625            877.90      106,500.00
    CHAFFEE          MO   63740          5            03/10/00         10
    0431931849                           05           05/01/00         30
    022705300634                         O            04/01/30
    0


    1977201          K15/G02             F           83,900.00         ZZ
                                         360         83,900.00          1
    78720 HWY 25                       9.125            682.64         63
                                       8.875            682.64      135,000.00
    FOLSOM           LA   70437          2            03/14/00         00
    0431928902                           05           05/01/00          0
    009005300899                         N            04/01/30
    0


    1977273          K15/G02             F          204,200.00         ZZ
                                         360        204,096.88          1
    2540 AUDUBON LANE                  9.375          1,698.43         90
                                       9.125          1,698.43      226,900.00
    HAMPTON COVE     AL   35763          1            03/01/00         04
    0431927631                           03           04/01/00         25
    3011975                              O            03/01/30
    0


    1977322          M29/G02             F          175,920.00         ZZ
                                         360        175,920.00          1
    12341 EAST CEDAR CIRCLE            9.500          1,479.23         80
                                       9.250          1,479.23      219,900.00
    AURORA           CO   80012          1            03/20/00         00
    0431921857                           05           05/01/00          0
    000287CH                             O            04/01/30
    0


    1977331          637/G02             F           60,600.00         ZZ
                                         360         60,600.00          1
    610 WEST PRINCESS ANNE R           9.000            487.61         94
                                       8.750            487.61       65,000.00
    NORFOLK          VA   23517          2            03/08/00         14
    0431923309                           01           05/01/00         30
    0019161223                           O            04/01/30
    0


    1977343          T44/G02             F          131,947.00         ZZ
                                         360        131,809.65          1
    1306 STRINGER ROAD                 9.250          1,085.50         71
                                       9.000          1,085.50      186,900.00
    BELTON           SC   29627          2            01/13/00         00
    0431931971                           05           03/01/00          0
1


    4758990                              O            02/01/30
    0


    1977358          665/G02             F           89,000.00         ZZ
                                         360         88,948.80          1
    5376 BLUE MOUNTAIN ROAD            8.750            700.16         65
                                       8.500            700.16      138,000.00
    RAILROAD FLAT    CA   95248          5            02/16/00         00
    0431922400                           05           04/01/00          0
    9901234847                           O            03/01/30
    0


    1977360          K15/G02             F          469,000.00         ZZ
                                         360        468,750.41          1
    4834 BLAGDEN AVENUE                9.125          3,815.94         89
                                       8.875          3,815.94      530,000.00
    WASHINGTON       DC   20011          2            02/18/00         12
    0431929728                           05           04/01/00         25
    3015228                              O            03/01/30
    0


    1977364          455/G02             F           96,300.00         ZZ
                                         360         96,300.00          1
    2545 WALTON WAY                   10.125            854.02         90
                                       9.875            854.02      107,000.00
    MARIETTA         GA   30060          1            03/21/00         01
    0431947977                           05           05/01/00         25
    09000299                             N            04/01/30
    0


    1977368          K15/G02             F           99,000.00         ZZ
                                         360         98,950.01          1
    700 AVONDALE ROAD UNIT PH-1        9.375            823.43         90
                                       9.125            823.43      110,000.00
    NETHER PROVINCE  PA   19086          1            02/23/00         10
    0431928092                           08           04/01/00         25
    3014891                              N            03/01/30
    0


    1977374          K15/G02             F          220,450.00         ZZ
                                         360        220,338.68          4
    2710 2712 2714 2716 C STREET       9.375          1,833.59         90
                                       9.125          1,833.59      245,000.00
    SAN DIEGO        CA   92102          1            02/23/00         10
    0431939107                           05           04/01/00         25
    3013475                              N            03/01/30
    0


1


    1977379          K15/G02             F          182,000.00         ZZ
                                         360        181,903.15          1
    8251 NORTH APPLEGATE ROAD          9.125          1,480.81         80
                                       8.875          1,480.81      227,500.00
    GRANTS PASS      OR   97527          5            02/23/00         00
    0431952779                           05           04/01/00          0
    3018154                              O            03/01/30
    0


    1977382          K15/G02             F          100,000.00         ZZ
                                         360         99,943.94          1
    3625 PERRYDALE ROAD                8.875            795.64         50
                                       8.625            795.64      200,000.00
    DALLAS           OR   97338          5            02/11/00         00
    0431928191                           05           04/01/00          0
    3012945                              O            03/01/30
    0


    1977416          H58/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
    2208 DOVER AVENUE                  9.000            724.16         63
                                       8.750            724.16      145,000.00
    SAN PABLO        CA   94806          5            03/06/00         00
    0431940394                           05           05/01/00          0
    45748                                O            04/01/30
    0


    1977464          962/G02             F           44,650.00         ZZ
                                         360         44,650.00          1
    1100 E BURDICK EXPRESSWAY          9.875            387.72         95
                                       9.625            387.72       47,000.00
    MINOT            ND   58701          1            03/31/00         04
    0431949270                           05           05/01/00         30
    1977464                              O            04/01/30
    0


    1977517          883/G02             F           66,400.00         ZZ
                                         360         66,400.00          1
    4029 SAXON DRIVE                   8.875            528.31         80
                                       8.625            528.31       83,000.00
    NEW SMYRNA BEAC  FL   32169          1            03/15/00         00
    0431928993                           09           05/01/00          0
    05010342                             O            04/01/30
    0


    1977519          737/G02             F           41,850.00         ZZ
                                         360         41,850.00          1
    1510 NORTH STREET                  9.875            363.41         90
                                       9.625            363.41       46,500.00
1


    RACINE           WI   53402          1            03/13/00         12
    0431926294                           05           05/01/00         25
    963489                               N            04/01/30
    0


    1977522          896/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
    329 HIGHWAY 81 WEST                9.250            414.63         90
                                       9.000            414.63       56,000.00
    MCDONOUGH        GA   30253          1            03/14/00         10
    0431926443                           05           05/01/00         25
    20285                                N            04/01/30
    0


    1977526          T44/G02             F           95,000.00         ZZ
                                         360         95,000.00          1
    27221 OAKFLAT DRIVE                9.500            798.81         49
                                       9.250            798.81      197,000.00
    TEHACHAPI        CA   93561          2            03/06/00         00
    0431926203                           03           05/01/00          0
    8945594                              N            04/01/30
    0


    1977530          E23/G02             F          213,300.00         ZZ
                                         360        213,300.00          1
    7070 HARVEST LANE                  8.500          1,640.09         90
                                       8.250          1,640.09      237,040.00
    RIVERSIDE        CA   92506          1            03/15/00         04
    0431954338                           05           05/01/00         25
    50508398                             O            04/01/30
    0


    1977531          K15/G02             F           99,000.00         ZZ
                                         360         98,950.01          1
    700 AVONDALE ROAD UNIT PH 1        9.375            823.43         90
                                       9.125            823.43      110,000.00
    NETHER PROVINCE  PA   19086          1            02/23/00         12
    0431930007                           01           04/01/00         25
    3014893                              N            03/01/30
    0


    1977537          E66/E66             F          260,000.00         ZZ
                                         360        259,547.95          1
    6500 HORESMAN TRAIL                8.750          2,045.42         72
                                       8.500          2,045.42      364,000.00
    SUMMERFIELD      NC   27368          2            01/05/00         00
    600536138                            03           02/01/00          0
    600536138                            O            01/01/30
    0
1




    1977540          005/G02             F           76,000.00         ZZ
                                         360         76,000.00          1
    4558 15TH AVENUE NORTH             9.500            639.05         80
                                       9.250            639.05       95,000.00
    SAINT PETERSBUR  FL   33713          1            03/31/00         00
    0431956150                           05           05/01/00          0
    003011080466                         O            04/01/30
    0


    1977545          828/G02             F           71,550.00         ZZ
                                         360         71,550.00          1
    2026 QUAIL VALLEY EAST DRIVE       9.625            608.17         90
                                       9.375            608.17       79,500.00
    MISSOURI CITY    TX   77459          1            03/28/00         11
    0431952571                           05           05/01/00         25
    00001345                             N            04/01/30
    0


    1977558          H17/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
    1759 N CENTRAL AVENUE              8.750            531.02         80
                                       8.500            531.02       84,400.00
    FLAGLER BEACH    FL   32136          1            03/17/00         00
    0431925569                           09           05/01/00          0
    003035C                              O            04/01/30
    0


    1977564          K15/G02             F           92,700.00         ZZ
                                         360         92,653.19          1
    700 AVONDALE ROAD UNIT 5J          9.375            771.03         90
                                       9.125            771.03      103,000.00
    NETHER PROVINCE  PA   19086          1            02/23/00         11
    0431929819                           08           04/01/00         25
    3014894                              N            03/01/30
    0


    1977567          K15/G02             F           49,500.00         ZZ
                                         360         49,500.00          1
    798 HUMPHRIES STREET SW            9.875            429.83         90
                                       9.625            429.83       55,000.00
    ATLANTA          GA   30310          1            03/08/00         04
    0431958693                           05           05/01/00         25
    3019815                              N            04/01/30
    0


    1977569          K15/G02             F          141,300.00         ZZ
                                         360        141,232.30          4
1


    229 W 300 NORTH                    9.625          1,201.04         90
                                       9.375          1,201.04      157,000.00
    SALT LAKE CITY   UT   84103          1            02/25/00         01
    0431959709                           05           04/01/00         25
    3020144                              N            03/01/30
    0


    1977573          K15/G02             F          202,500.00         ZZ
                                         360        202,397.74          1
    22 MOUNTAINVIEW TRAIL              9.375          1,684.29         90
                                       9.125          1,684.29      225,000.00
    CHADDS FORD      PA   19317          1            02/29/00         01
    0431930049                           05           04/01/00         25
    3019968                              O            03/01/30
    0


    1977574          K15/G02             F          228,000.00         ZZ
                                         360        227,884.86          4
    220 A,B,C,D WEST MARQUITA          9.375          1,896.39         80
                                       9.125          1,896.39      285,000.00
    SAN CLEMENTE     CA   92672          1            02/24/00         00
    0431959485                           05           04/01/00          0
    3019373                              N            03/01/30
    0


    1977580          E65/G02             F           25,650.00         ZZ
                                         360         25,650.00          1
    217 W AUSTIN                       9.875            222.73         89
                                       9.625            222.73       29,000.00
    FLINT            MI   48505          1            03/10/00         01
    0431930874                           05           05/01/00         25
    228233                               N            04/01/30
    0


    1977582          K15/G02             F           89,550.00         ZZ
                                         360         89,509.31          1
    18 ROCKCRESS DRIVE                 9.875            777.61         90
                                       9.625            777.61       99,510.00
    DELRAN           NJ   08075          1            02/25/00         01
    0431929496                           09           04/01/00         25
    3019952                              N            03/01/30
    0


    1977585          K15/G02             F          249,660.00         ZZ
                                         360        249,530.57          1
    337 K STREET                       9.250          2,053.89         90
                                       9.000          2,053.89      277,400.00
    SOUTH BOSTON     MA   02127          1            02/29/00         10
    0431929231                           07           04/01/00         25
1


    3019816                              O            03/01/30
    0


    1977586          E65/G02             F           25,200.00         ZZ
                                         360         25,200.00          1
    242 HOLBROOK                       9.875            218.82         90
                                       9.625            218.82       28,000.00
    FLINT            MI   48505          1            03/10/00         01
    0431932706                           05           05/01/00         25
    228231                               N            04/01/30
    0


    1977592          E65/G02             F           17,100.00         ZZ
                                         360         17,100.00          1
    213 W BALTIMORE                    9.875            148.49         90
                                       9.625            148.49       19,000.00
    FLINT            MI   48505          1            03/10/00         01
    0431930619                           05           05/01/00         25
    228232                               O            04/01/30
    0


    1977596          E65/G02             F           23,400.00         ZZ
                                         360         23,400.00          1
    301 W AUSTIN                       9.875            203.19         90
                                       9.625            203.19       26,000.00
    FLINT            MI   48505          1            03/10/00         01
    0431930742                           05           05/01/00         25
    228230                               N            04/01/30
    0


    1977599          F32/G02             F           51,500.00         ZZ
                                         360         51,500.00          1
    310-J WINDING RIVER DRIVE          9.625            437.74         90
                                       9.375            437.74       57,270.00
    DUNWOODY         GA   30350          1            03/17/00         12
    0431927516                           01           05/01/00         25
    406138594                            N            04/01/30
    0


    1977601          E38/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
    3101 WILLOW STREET                 8.625            583.34         60
                                       8.375            583.34      126,000.00
    ANCHORAGE        AK   99517          5            03/17/00         00
    0431924604                           05           05/01/00          0
    994593                               O            04/01/30
    0


1


    1977605          E47/G02             F          252,000.00         BB
                                         360        252,000.00          1
    2708 VIA MONTAZUMA                 9.875          2,188.24         80
                                       9.625          2,188.24      315,000.00
    SAN CLEMENTE     CA   92672          1            03/03/00         00
    0431946094                           05           05/01/00          0
    LAG12221                             O            04/01/30
    0


    1977626          K15/G02             F          232,000.00         ZZ
                                         360        232,000.00          1
    4412 HIDDEN VALLEY COURT NE        9.125          1,887.63         80
                                       8.875          1,887.63      290,000.00
    ALBUQUERQUE      NM   87111          5            03/02/00         00
    0431959634                           05           05/01/00          0
    3020654                              O            04/01/30
    0


    1977628          K15/G02             F           42,000.00         ZZ
                                         360         42,000.00          1
    RT 1 BOX 117B                     10.125            372.47         80
                                       9.875            372.47       52,700.00
    ATHENS           LA   71003          5            03/17/00         00
    0431933142                           05           05/01/00          0
    008405302008                         O            04/01/30
    0


    1977630          K15/G02             F           91,700.00         ZZ
                                         360         91,652.46          2
    3226 CLOVERHURST DRIVE             9.250            754.39         90
                                       9.000            754.39      102,000.00
    EAST POINT       GA   30344          1            03/02/00         04
    0431933431                           05           04/01/00         25
    3019205                              N            03/01/30
    0


    1977631          A50/A50             F           51,200.00         ZZ
                                         360         51,200.00          1
    2219C HIGHWAY 280 EAST             9.750            439.89         95
                                       9.500            439.89       53,900.00
    LESLIE           GA   31764          1            03/31/00         01
    701256                               05           05/01/00         30
    701256                               O            04/01/30
    0


    1977632          K15/G02             F           87,400.00         ZZ
                                         360         87,400.00          1
    3086 MARGARET                      9.375            726.95         85
                                       9.125            726.95      103,000.00
1


    AUBURN HILLS     MI   48326          5            03/17/00         27
    0431933167                           05           05/01/00         12
    035805300830                         O            04/01/30
    0


    1977644          G52/G02             F          106,650.00         ZZ
                                         360        106,650.00          1
    1785 AWA A PLACE                   8.875            848.56         90
                                       8.625            848.56      118,500.00
    KAPAA            HI   96746          1            03/02/00         11
    0431928746                           05           05/01/00         25
    92500680                             O            04/01/30
    0


    1977645          A33/G02             F           63,000.00         ZZ
                                         360         63,000.00          1
    5123 EAST NORTH STREET             9.875            547.06         90
                                       9.625            547.06       70,000.00
    INDIANAPOLIS     IN   46219          1            03/17/00         11
    0431934496                           05           05/01/00         25
    029085950                            N            04/01/30
    0


    1977649          E47/G02             F          198,800.00         ZZ
                                         360        198,800.00          1
    7744 TRIPLE BEND DRIVE             8.500          1,528.60         80
                                       8.250          1,528.60      248,500.00
    CHINA GROVE      TX   78263          2            03/09/00         00
    0431941152                           05           05/01/00          0
    SAT10994                             O            04/01/30
    0


    1977652          637/G02             F          117,200.00         ZZ
                                         360        117,200.00          1
    1505 SOUTH DECATUR STREET          9.125            953.58         80
                                       8.875            953.58      146,500.00
    DENVER           CO   80219          1            03/10/00         00
    0431929082                           05           05/01/00          0
    0014994305                           O            04/01/30
    0


    1977653          E11/G02             F           93,350.00         ZZ
                                         360         93,350.00          1
    122 HARRISON AVENUE                9.375            776.44         90
                                       9.125            776.44      103,750.00
    HOPKINS          MN   55343          1            03/22/00         04
    0431930387                           05           05/01/00         25
    2120693                              N            04/01/30
    0
1




    1977655          K15/G02             F           77,350.00         ZZ
                                         360         77,350.00          1
    19 COTTON GIN ROAD                 9.250            636.34         70
                                       9.000            636.34      110,500.00
    KYLE             TX   78640          5            03/02/00         00
    0431940311                           05           05/01/00          0
    3021240                              O            04/01/30
    0


    1977659          637/G02             F           97,000.00         ZZ
                                         360         97,000.00          1
    513 HIBISCUS AVENUE                9.500            815.63         90
                                       9.250            815.63      107,900.00
    LEHIGH ACRES     FL   33936          1            03/09/00         04
    0431930429                           05           05/01/00         25
    0019070457                           O            04/01/30
    0


    1977664          664/G02             F           69,300.00         ZZ
                                         360         69,300.00          1
    6706 W FRIENDLY AVNEUE UNIT 1K     9.250            570.12         90
                                       9.000            570.12       77,000.00
    GREENSBORO       NC   27410          1            03/15/00         11
    0431928563                           01           05/01/00         17
    0003331485                           O            04/01/30
    0


    1977676          637/G02             F           45,050.00         ZZ
                                         360         45,050.00          1
    2521 UTICA DRIVE                   9.750            387.05         85
                                       9.500            387.05       53,000.00
    DALLAS           TX   75227          1            03/10/00         11
    0431927383                           05           05/01/00         12
    0019036748                           O            04/01/30
    0


    1977688          K15/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
    1428 SOUND FOREST DRIVE            8.750          1,101.38         79
                                       8.500          1,101.38      177,300.00
    GULF BREEZE      FL   32561          2            03/07/00         00
    0431959097                           05           05/01/00          0
    3021647                              O            04/01/30
    0


    1977696          M66/G02             F          112,000.00         ZZ
                                         360        112,000.00          3
1


    432 2ND STREET                     9.875            972.56         87
                                       9.625            972.56      129,000.00
    JERSEY CITY      NJ   07302          1            03/16/00         01
    0431929504                           05           05/01/00         20
    136583                               N            04/01/30
    0


    1977697          A50/A50             F           79,500.00         ZZ
                                         360         79,500.00          1
    7840 EDGEWATER DRIVE               8.625            618.34         76
                                       8.375            618.34      105,000.00
    COLUMBUS         GA   31904          5            03/20/00         00
    701286                               05           05/01/00          0
    701286                               O            04/01/30
    0


    1977698          B49/G02             F          173,700.00         ZZ
                                         360        173,700.00          1
    1061 BEAVER CREEK BLVD #R304       9.000          1,397.63         90
                                       8.750          1,397.63      193,000.00
    AVON             CO   81620          1            03/30/00         10
    0431947803                           01           05/01/00         30
    22602932                             O            04/01/30
    0


    1977715          R86/G02             F          103,500.00         ZZ
                                         360        103,500.00          4
    6707 WEST MYRTLE AVENUE            9.750            889.22         90
                                       9.500            889.22      115,000.00
    GLENDALE         AZ   85303          1            03/27/00         10
    0431947381                           05           05/01/00         25
    000322                               N            04/01/30
    0


    1977725          S22/G02             F          208,000.00         ZZ
                                         360        207,886.38          1
    180 MONICA COURT                   9.000          1,673.62         80
                                       8.750          1,673.62      260,000.00
    LAKE MARY        FL   32746          1            02/25/00         00
    0431929355                           05           04/01/00          0
    201087P                              N            03/01/30
    0


    1977763          E38/G02             F          304,000.00         ZZ
                                         360        304,000.00          1
    1771 GLENCOE ROAD                  8.750          2,391.57         80
                                       8.500          2,391.57      380,000.00
    WINTER PARK      FL   32789          1            03/17/00         00
    0431930312                           05           05/01/00          0
1


    995535                               O            04/01/30
    0


    1977775          A50/A50             F           96,444.00         ZZ
                                         360         96,382.50          1
    108 OLD POND DRIVE                 8.250            724.55         80
                                       8.000            724.55      120,556.00
    KINGSLAND        GA   31548          1            02/22/00         00
    128617                               03           04/01/00          0
    128617                               O            03/01/30
    0


    1977776          A50/A50             F           76,500.00         ZZ
                                         360         76,463.35          2
    1319 1321 FULLER ROAD              9.625            650.24         90
                                       9.375            650.24       85,000.00
    TALLAHASSEE      FL   32303          1            02/29/00         04
    128764                               03           04/01/00         25
    128764                               N            03/01/30
    0


    1977779          737/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
    290 EDGEWOOD ROAD                  9.750          1,202.82         69
                                       9.500          1,202.82      205,000.00
    GUYTON           GA   31312          4            03/15/00         00
    0431934629                           05           05/01/00          0
    2000569                              O            04/01/30
    0


    1977815          T44/G02             F           81,900.00         ZZ
                                         360         81,900.00          1
    7745 ROSEMARY                      9.875            711.18         90
                                       9.625            711.18       91,000.00
    DEARBORN HEIGHT  MI   48127          1            03/21/00         04
    0431930924                           05           05/01/00         25
    8954411                              N            04/01/30
    0


    1977817          T44/G02             F          130,500.00         ZZ
                                         360        130,500.00          1
    5031 OAKWOOD                       9.875          1,133.19         90
                                       9.625          1,133.19      145,000.00
    ORTONVILLE       MI   48462          1            03/21/00         04
    0431935220                           05           05/01/00         25
    8958211                              N            04/01/30
    0


1


    1977829          025/025             F           71,900.00         ZZ
                                         360         71,715.18          1
    758 BUFORD STREET                 10.250            644.30         90
                                      10.000            644.30       79,900.00
    SMYRNA           TN   37167          1            09/15/99         11
    0021725239                           05           11/01/99         25
    0021725239                           N            10/01/29
    0


    1977832          Q69/G02             F           63,000.00         ZZ
                                         360         63,000.00          2
    2501 & 2503 ALDEN AVENUE           9.750            541.27         90
                                       9.500            541.27       70,000.00
    DALLAS           TX   75211          1            03/21/00         04
    0431938026                           05           05/01/00         25
    0003002                              N            04/01/30
    0


    1977840          E11/G02             F          162,000.00         ZZ
                                         360        162,000.00          1
    822 SE 7TH STREET                  9.375          1,347.43         90
                                       9.125          1,347.43      180,000.00
    MINNEAPOLIS      MN   55414          1            03/15/00         12
    0431929165                           05           05/01/00         25
    0396256                              N            04/01/30
    0


    1977858          M96/G02             F           50,490.00         ZZ
                                         240         50,490.00          2
    841 MC REYNOLDS ST NW              9.875            483.07         90
                                       9.625            483.07       56,100.00
    GRAND RAPIDS     MI   49504          1            03/23/00         10
    0431932599                           05           05/01/00         25
    200000213                            N            04/01/20
    0


    1977874          700/G02             F          143,100.00         ZZ
                                         360        143,100.00          1
    13788 BOSTON COURT                 8.750          1,125.77         90
                                       8.500          1,125.77      159,000.00
    FONTANA          CA   92336          1            03/20/00         10
    0431931088                           03           05/01/00         25
    00250321                             O            04/01/30
    0


    1977895          P58/G02             F           22,000.00         ZZ
                                         360         22,000.00          1
    113 FEDERAL COURT                  8.625            171.12         53
                                       8.375            171.12       42,000.00
1


    ABSECON          NJ   08201          1            03/18/00         00
    0431935568                           01           05/01/00          0
    002000000601                         O            04/01/30
    0


    1977939          E84/G02             F          123,750.00         T
                                         360        123,750.00          1
    3543 SOUTH OCEAN BOULEVAR          9.625          1,051.86         75
    APT 115                            9.375          1,051.86      165,000.00
    PALM BEACH       FL   33480          1            03/17/00         00
    0431951979                           09           05/01/00          0
    15500245                             O            04/01/30
    0


    1977991          183/G02             F          180,000.00         ZZ
                                         360        179,918.22          1
    208 SUMMITT CIRCLE                 9.875          1,563.03         86
                                       9.625          1,563.03      210,000.00
    SHELBURNE        VT   05482          5            03/17/00         23
    0431930510                           05           04/22/00          0
    800364267                            O            03/22/30
    0


    1978048          025/025             F           43,200.00         ZZ
                                         360         43,120.51          1
    3935 LONGHORN DRIVE                9.875            375.13         80
                                       9.625            375.13       54,000.00
    SARASOTA         FL   34233          1            11/30/99         00
    0021327911                           05           01/01/00          0
    0021327911                           O            12/01/29
    0


    1978076          U05/G02             F           99,000.00         ZZ
                                         360         98,888.59          1
    842 PLEASURE ROAD                  8.875            787.69         90
                                       8.625            787.69      110,000.00
    LANCASTER        PA   17601          5            01/31/00         12
    0431959113                           05           03/01/00         25
    3009417                              O            02/01/30
    0


    1978078          A33/G02             F           48,600.00         ZZ
                                         360         48,600.00          3
    1316 EAST 7TH STREET               9.875            422.02         89
                                       9.625            422.02       55,000.00
    ANDERSON         IN   46012          1            03/17/00         11
    0431933902                           05           05/01/00         25
    034084495                            N            04/01/30
    0
1




    1978090          L04/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
    2130 SOUTH UNIVERSITY BLVD         9.875          1,875.63         80
                                       9.625          1,875.63      270,000.00
    DENVER           CO   80210          1            03/27/00         00
    0431932052                           05           05/01/00          0
    6699540017                           N            04/01/30
    0


    1978094          U05/G02             F          121,500.00         ZZ
                                         360        121,435.35          1
    2908 LARKIN ROAD                   9.125            988.56         90
                                       8.875            988.56      135,000.00
    UPPER CHICHESTE  PA   19061          1            02/25/00         04
    0431940170                           05           04/01/00         25
    3012242                              O            03/01/30
    0


    1978097          K15/G02             F          114,300.00         ZZ
                                         360        114,300.00          1
    3603 13TH STREET NW                9.875            992.52         90
                                       9.625            992.52      127,000.00
    WASHINGTON       DC   20010          1            03/06/00         04
    0431934256                           07           05/01/00         25
    3014025                              N            04/01/30
    0


    1978102          U05/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    1415 OCEAN AVENUE                  9.375          1,330.80         80
                                       9.125          1,330.80      200,000.00
    POINT PLEASANT   NJ   08742          5            03/03/00         00
    0431938489                           05           05/01/00          0
    3019818                              O            04/01/30
    0


    1978109          B28/G02             F           49,400.00         ZZ
                                         360         49,400.00          1
    96 WEST WINDSOR DRIVE              9.875            428.97         95
                                       9.625            428.97       52,000.00
    LITTLE ROCK      AR   72209          1            03/10/00         11
    0431938463                           05           05/01/00         30
    0001310047                           O            04/01/30
    0


    1978113          A48/G02             F          251,250.00         ZZ
                                         360        251,250.00          1
1


    4806 11TH AVE                      9.375          2,089.77         75
                                       9.125          2,089.77      335,000.00
    BROOKLYN         NY   11219          1            03/20/00         00
    0431934132                           07           05/01/00          0
    2200402046                           O            04/01/30
    0


    1978122          665/G02             F          283,600.00         ZZ
                                         360        283,600.00          1
    3447 QUARRY PARK DRIVE             8.875          2,256.45         65
                                       8.625          2,256.45      440,000.00
    SAN JOSE         CA   95136          2            03/10/00         00
    0431933761                           03           05/01/00          0
    0001237168                           O            04/01/30
    0


    1978123          Q01/G02             F          130,500.00         ZZ
                                         360        130,500.00          4
    1100 EAST CEDAR STREET #M-P        9.875          1,133.19         90
                                       9.625          1,133.19      145,000.00
    POCATELLO        ID   83201          1            03/03/00         01
    0431931344                           05           05/01/00         25
    17715016                             O            04/01/30
    0


    1978140          B28/G02             F          145,600.00         ZZ
                                         360        145,600.00          4
    491 EAST 2650 NORTH                9.875          1,264.32         80
                                       9.625          1,264.32      182,000.00
    OGDEN            UT   84414          1            03/03/00         00
    0431937101                           05           05/01/00          0
    2080001                              N            04/01/30
    0


    1978164          069/G02             F          171,000.00         ZZ
                                         360        171,000.00          4
    1224 WEST 111TH STREET             9.875          1,484.88         90
                                       9.625          1,484.88      190,000.00
    LOS ANGELES      CA   90044          1            03/20/00         01
    0431934603                           05           05/01/00         25
    22188036801                          N            04/01/30
    0


    1978168          163/G02             F           50,000.00         ZZ
                                         360         48,747.33          1
    201 FRIES                          8.875            397.82         73
                                       8.625            397.82       69,000.00
    TONAWANDA        NY   14150          1            01/31/00         00
    0431937879                           05           03/01/00          0
1


    1000162476                           O            02/01/30
    0


    1978171          926/926             F          208,500.00         T
                                         360        208,500.00          1
    28 BRADLEY BEACH ROAD              9.125          1,696.43         75
                                       8.875          1,696.43      278,000.00
    HILTON HEAD ISL  SC   29928          1            03/16/00         00
    163018850                            05           05/01/00          0
    163018850                            O            04/01/30
    0


    1978178          L47/G02             F           57,600.00         ZZ
                                         360         57,600.00          1
    1536 MYRTLE AVE                    9.500            484.33         80
                                       9.250            484.33       72,000.00
    COLUMBUS         OH   43211          1            03/22/00         00
    0431934066                           05           05/01/00          0
    0020018387                           N            04/01/30
    0


    1978179          163/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
    82 OLD HARBOR STREET               9.625          2,141.97         80
                                       9.375          2,141.97      315,000.00
    SOUTH BOSTON     MA   02127          1            03/08/00         00
    0431934215                           05           05/01/00          0
    190001630                            O            04/01/30
    0


    1978183          163/G02             F           55,800.00         ZZ
                                         360         55,800.00          1
    2707 LORAINE                       9.750            479.41         90
                                       9.500            479.41       62,000.00
    RACINE           WI   53404          1            03/03/00         04
    0431934975                           05           05/01/00         25
    3917306004                           N            04/01/30
    0


    1978192          183/G02             F           63,000.00         ZZ
                                         360         62,971.38          2
    18248 SANTA ROSA                   9.875            547.06         70
                                       9.625            547.06       90,000.00
    DETROIT          MI   48221          1            03/22/00         00
    0431935287                           05           04/22/00          0
    800373781                            O            03/22/30
    0


1


    1978194          K15/G02             F           90,000.00         ZZ
                                         360         90,000.00          2
    11016 LANGTON AVENUE               9.375            748.57         85
                                       9.125            748.57      106,000.00
    GARFIELD HEIGHT  OH   44125          5            03/21/00         10
    0431940709                           05           05/01/00         25
    028605300946                         O            04/01/30
    0


    1978201          K15/G02             F           98,900.00         ZZ
                                         360         98,900.00          1
    31 RIVERPARK CIRCLE                9.500            831.60         83
                                       9.250            831.60      120,000.00
    SAINT ALBANS     WV   25177          5            03/21/00         27
    0431941186                           05           05/01/00         12
    038105300702                         O            04/01/30
    0


    1978205          163/G02             F           81,630.00         ZZ
                                         360         81,592.91          1
    50 GREENHOUSE ROAD UNIT 9C         9.875            708.84         90
                                       9.625            708.84       90,700.00
    BRIDGEPORT       CT   06606          1            02/18/00         04
    0431935246                           01           04/01/00         25
    1000204407                           O            03/01/30
    0


    1978206          369/G02             F           61,200.00         ZZ
                                         360         61,200.00          1
    7065 MORTWOOD AVENUE               9.750            525.81         90
                                       9.500            525.81       68,000.00
    INDIANAPOLIS     IN   46241          1            03/21/00         14
    0431934199                           05           05/01/00         25
    0072014657                           N            04/01/30
    0


    1978217          665/G02             F          328,000.00         ZZ
                                         360        328,000.00          1
    23620 CLOVER TRAIL                 8.375          2,493.04         80
                                       8.125          2,493.04      410,000.00
    CALABASAS        CA   91302          1            03/14/00         00
    0431934926                           05           05/01/00          0
    0001237308                           O            04/01/30
    0


    1978220          369/G02             F           30,000.00         ZZ
                                         360         30,000.00          1
    95-009 WAIKALANI DRIVE A 306       9.000            241.39         80
                                       8.750            241.39       37,500.00
1


    MILILANI         HI   96789          1            03/15/00         00
    0431935196                           01           05/01/00          0
    0071850705                           N            04/01/30
    0


    1978222          664/G02             F           36,800.00         ZZ
                                         360         36,800.00          1
    2914 KINGS CHAPEL ROAD             9.000            296.11         80
                                       8.750            296.11       46,000.00
    FALLS CHURCH     VA   22042          1            03/13/00         00
    0431936293                           01           05/01/00          0
    0003332715                           O            04/01/30
    0


    1978230          P01/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
    111 SMITH ROAD                     9.250            888.49         80
                                       9.000            888.49      135,000.00
    MECHANICVILLE    NY   12118          1            03/21/00         00
    0431933787                           05           05/01/00          0
    0396942                              O            04/01/30
    0


    1978231          B93/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    9290 EAST LAKESHORE DRIVE          9.250            863.81         68
                                       9.000            863.81      156,000.00
    PRESCOTT VALLEY  AZ   86314          5            03/16/00         00
    0431935451                           05           05/01/00          0
    1000046004                           O            04/01/30
    0


    1978246          964/G02             F           59,600.00         ZZ
                                         360         59,600.00          1
    205 WEST 8TH STREET                9.000            479.56         72
                                       8.750            479.56       83,000.00
    PRINEVILLE       OR   97754          2            03/13/00         00
    0431933969                           05           05/01/00          0
    71754                                O            04/01/30
    0


    1978249          665/G02             F          215,000.00         ZZ
                                         360        215,000.00          1
    1515 26TH AVENUE                   9.125          1,749.31         44
                                       8.875          1,749.31      495,000.00
    SAN FRANCISCO    CA   94122          5            03/14/00         00
    0431937671                           05           05/01/00          0
    0001237269                           O            04/01/30
    0
1




    1978251          B90/G02             F          418,300.00         ZZ
                                         360        418,300.00          1
    2701 STEARMAN ST                   9.000          3,365.74         75
                                       8.750          3,365.74      560,000.00
    POPLAR GROVE     IL   61065          4            03/10/00         00
    0431943620                           05           05/01/00          0
    901420921                            O            04/01/30
    0


    1978252          665/G02             F           50,000.00         T
                                         360         50,000.00          1
    198 CHABLIS WAY                    9.625            424.99         22
                                       9.375            424.99      238,000.00
    CLOVERDALE       CA   95425          1            03/14/00         00
    0431934959                           05           05/01/00          0
    0001237270                           O            04/01/30
    0


    1978255          G92/G02             F          280,000.00         ZZ
                                         360        279,838.91          1
    5865 SOUTHWIND DRIVE               8.750          2,202.76         80
                                       8.500          2,202.76      350,000.00
    SAN JOSE         CA   95138          1            02/09/00         00
    0431943422                           05           04/01/00          0
    TOKHI                                O            03/01/30
    0


    1978256          A52/G02             F          310,000.00         ZZ
                                         360        310,000.00          1
    2223 LASALLE DRIVE                 8.875          2,466.50         80
                                       8.625          2,466.50      387,500.00
    MARIETTA         GA   30068          1            03/28/00         00
    0431935345                           05           05/01/00          0
    0399403                              O            04/01/30
    0


    1978260          811/G02             F          265,500.00         ZZ
                                         360        265,500.00          1
    3 HENRY STREET UNIT 77             9.375          2,208.29         90
                                       9.125          2,208.29      295,000.00
    CAMBRIDGE        MA   02139          1            03/23/00         19
    0431939057                           01           05/01/00         25
    FM80039492                           O            04/01/30
    0


    1978262          B57/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
1


    7838 FENWICK STREET                9.125            732.27         67
                                       8.875            732.27      135,000.00
    LOS ANGELES      CA   91040          2            03/22/00         00
    0431936210                           01           05/01/00          0
    2010975                              N            04/01/30
    0


    1978263          356/G02             F          396,900.00         T
                                         360        396,900.00          1
    14658 SWISS LANE                   9.000          3,193.55         70
                                       8.750          3,193.55      567,000.00
    TRUCKEE          CA   96161          1            03/24/00         00
    0431945955                           03           05/01/00          0
    2810323                              O            04/01/30
    0


    1978283          A50/A50             F           53,000.00         ZZ
                                         360         52,973.23          1
    116 A AND B BRENTWOOD              9.375            440.83         64
                                       9.125            440.83       83,500.00
    CRESTVIEW        FL   32539          5            02/21/00         00
    18MYERS                              03           04/01/00          0
    18MYERS                              N            03/01/30
    0


    1978287          K15/G02             F          218,700.00         ZZ
                                         360        218,589.55          1
    263 NW 70 STREET                   9.375          1,819.04         90
                                       9.125          1,819.04      243,000.00
    BOCA RATON       FL   33487          2            02/25/00         11
    0431935048                           03           04/01/00         25
    3013764                              O            03/01/30
    0


    1978365          624/G02             F           50,300.00         ZZ
                                         360         50,300.00          1
    1625 N MURRAY BLVD 124             9.250            413.81         80
                                       9.000            413.81       62,900.00
    COLORADO SPRING  CO   80915          1            03/31/00         00
    0431959774                           01           05/01/00          0
    73900300493F                         N            04/01/30
    0


    1978374          K56/G02             F          314,125.00         ZZ
                                         360        314,125.00          1
    61503 HILLRIDGE ROAD               9.125          2,555.82         80
                                       8.875          2,555.82      395,000.00
    BEND             OR   97702          2            03/21/00         00
    0431935402                           05           05/01/00          0
1


    1210017                              O            04/01/30
    0


    1978388          742/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    212 RICHMOND AVENUE                9.625            382.50         70
                                       9.375            382.50       65,000.00
    BATAVIA          NY   14020          1            03/24/00         00
    0431941459                           05           05/01/00          0
    6023337                              N            04/01/30
    0


    1978389          H19/G02             F           99,750.00         ZZ
                                         360         99,750.00          1
    2232 ROXBURY ROAD                  8.875            793.66         95
                                       8.625            793.66      106,000.00
    ROXBURY          VT   05669          1            03/24/00         10
    0431935774                           05           05/01/00         30
    001011708                            O            04/01/30
    0


    1978390          742/G02             F           33,150.00         ZZ
                                         360         33,150.00          1
    31 SATTLER AVENUE                  9.500            278.74         65
                                       9.250            278.74       51,000.00
    BUFFALO          NY   14211          5            03/22/00         00
    0431939065                           05           05/01/00          0
    6019053                              N            04/01/30
    0


    1978391          Q64/G02             F          108,000.00         ZZ
                                         360        108,000.00          2
    1546 LELAND AVE                   10.000            947.78         90
                                       9.750            947.78      120,000.00
    BOROUGH OF BRON  NY   10462          1            03/06/00         23
    0431941095                           05           05/01/00          0
    5001018000                           O            04/01/30
    0


    1978421          J40/G02             F          117,000.00         ZZ
                                         360        117,000.00          1
    3565 IVEY LOG GAP ROAD             8.875            930.90         69
                                       8.625            930.90      172,000.00
    BLAIRSVILLE      GA   30512          2            03/10/00         00
    0431941731                           05           05/01/00          0
    392283                               O            04/01/30
    0


1


    1978425          P59/G02             F          256,050.00         ZZ
                                         360        256,050.00          1
    28690 CAPANO BAY COURT             9.375          2,129.70         90
                                       9.125          2,129.70      286,000.00
    MENIFEE          CA   92584          1            03/20/00         01
    0431941871                           05           05/01/00         25
    LA000001                             O            04/01/30
    0


    1978427          637/G02             F          143,900.00         ZZ
                                         360        143,900.00          3
    2322 BIJOU STREET WEST             9.000          1,157.86         90
                                       8.750          1,157.86      159,900.00
    COLORADO SPRING  CO   80904          1            03/17/00         01
    0431938885                           05           05/01/00         25
    0014996359                           N            04/01/30
    0


    1978431          637/G02             F           64,000.00         ZZ
                                         360         64,000.00          1
    1220 N E 3RD STREET #104           9.500            538.15         80
                                       9.250            538.15       80,000.00
    FORT LAUDERDALE  FL   33301          5            03/13/00         00
    0431938703                           01           05/01/00          0
    0019075134                           O            04/01/30
    0


    1978473          286/286             F          321,000.00         ZZ
                                         360        320,837.89          1
    1523 SKYE COURT                    9.375          2,669.92         79
                                       9.125          2,669.92      411,000.00
    FLOSSMOOR        IL   60422          5            02/22/00         00
    9696175                              05           04/01/00          0
    9696175                              O            03/01/30
    0


    1978540          286/286             F          344,000.00         ZZ
                                         360        343,807.15          1
    45 SEAVIEW AVENUE                  8.875          2,737.02         80
                                       8.625          2,737.02      430,000.00
    MARBLEHEAD       MA   01945          5            02/18/00         00
    9705725                              05           04/01/00          0
    9705725                              O            03/01/30
    0


    1978541          286/286             F          255,600.00         ZZ
                                         360        255,460.38          1
    8861 SOUTH TUSCANY LANE            9.000          2,056.62         80
                                       8.750          2,056.62      319,500.00
1


    HIGHLANDS RANCH  CO   80126          1            02/25/00         00
    9705797                              03           04/01/00          0
    9705797                              O            03/01/30
    0


    1978543          286/286             F          172,000.00         ZZ
                                         360        171,903.57          1
    3236 WEST CAMERON PARK COURT       8.875          1,368.51         80
                                       8.625          1,368.51      215,000.00
    SOUTH JORDAN     UT   84095          1            02/24/00         00
    9708513                              05           04/01/00          0
    9708513                              O            03/01/30
    0


    1978546          286/286             F          111,600.00         ZZ
                                         360        111,530.64          1
    7525 ESCONDIDO AVENUE              8.375            848.24         80
                                       8.125            848.24      139,500.00
    OAK HILLS        CA   92345          1            02/03/00         00
    09697734                             05           04/01/00          0
    09697734                             O            03/01/30
    0


    1978548          286/286             F          332,000.00         ZZ
                                         360        331,793.64          1
    4525 WEST FOXY LANE                8.375          2,523.44         80
                                       8.125          2,523.44      420,000.00
    KUNA             ID   83634          5            02/17/00         00
    09698492                             05           04/01/00          0
    09698492                             O            03/01/30
    0


    1978550          286/286             F          284,000.00         ZZ
                                         360        283,818.90          1
    1672 VISTA SANTA FE PLACE          8.250          2,133.60         80
                                       8.000          2,133.60      355,000.00
    CHINO HILLS      CA   91709          2            02/01/00         00
    09698518                             05           04/01/00          0
    09698518                             O            03/01/30
    0


    1978552          286/286             F          127,900.00         ZZ
                                         360        127,740.46          1
    37520 VINEYARD KNOLL DRIVE         8.375            972.13         80
                                       8.125            972.13      159,900.00
    MURRIETA         CA   92562          1            01/26/00         00
    09701107                             03           03/01/00          0
    09701107                             O            02/01/30
    0
1




    1978554          286/286             F          340,000.00         ZZ
                                         360        339,809.39          1
    30912 CALLE MORAGA                 8.875          2,705.19         80
                                       8.625          2,705.19      425,000.00
    LAGUNA NIGUEL    CA   92677          1            02/11/00         00
    09704468                             03           04/01/00          0
    09704468                             O            03/01/30
    0


    1978641          967/G02             F           86,400.00         ZZ
                                         360         86,400.00          1
    13452 EAST 52ND DRIVE              9.125            702.98         80
                                       8.875            702.98      108,000.00
    YUMA             AZ   85367          2            03/01/00         00
    0431942945                           05           05/01/00          0
    4885117                              O            04/01/30
    0


    1978655          K15/G02             F          100,600.00         ZZ
                                         240        100,600.00          1
    519 NOAH AVENUE                    9.750            954.21         95
                                       9.500            954.21      106,000.00
    AKRON            OH   44320          5            03/24/00         10
    0431947514                           05           05/01/00         30
    028005300472                         O            04/01/20
    0


    1978662          K15/G02             F           39,000.00         ZZ
                                         360         39,000.00          1
    334 GEYER ST                      10.125            345.86         80
                                       9.875            345.86       49,000.00
    DAYTON           OH   45405          5            03/23/00         00
    0431950039                           05           05/01/00          0
    027805300375                         O            04/01/30
    0


    1978664          K15/G02             F           83,300.00         ZZ
                                         360         83,300.00          4
    10913 DOVE AVENUE                 10.125            738.72         85
                                       9.875            738.72       98,000.00
    CLEVELAND        OH   44105          5            03/24/00         10
    0431947464                           05           05/01/00         12
    028605301010                         O            04/01/30
    0


    1978670          L48/G02             F          142,400.00         ZZ
                                         360        142,400.00          1
1


    116 LAKE VIEW                      8.750          1,120.26         80
                                       8.500          1,120.26      178,000.00
    EAST JORDAN      MI   49727          1            03/29/00         00
    0431940303                           05           05/01/00          0
    85302                                O            04/01/30
    0


    1978671          A06/G02             F          164,450.00         ZZ
                                         360        164,450.00          1
    18540 LOHR ROAD                    9.125          1,338.02         65
                                       8.875          1,338.02      255,000.00
    BELLEVILLE       MI   48111          5            03/15/00         00
    0431940527                           05           05/01/00          0
    025000020001400                      O            04/01/30
    0


    1978678          623/623             F           61,500.00         ZZ
                                         360         61,500.00          1
    36 MORRY STREET                    9.500            517.12         85
                                       9.250            517.12       72,500.00
    HILLSDALE        MI   49242          1            03/10/00         10
    5247837                              05           05/01/00         12
    5247837                              O            04/01/30
    0


    1978682          K15/G02             F          151,900.00         ZZ
                                         360        151,900.00          1
    5471 KEIFER ROAD                   8.500          1,167.98         80
                                       8.250          1,167.98      190,000.00
    CANTON           OH   44706          5            03/27/00         00
    0431945799                           05           05/01/00          0
    036905300678                         O            04/01/30
    0


    1978683          K15/G02             F          128,200.00         ZZ
                                         360        128,200.00          1
    6457 GROSSE DRIVE                  9.625          1,089.69         95
                                       9.375          1,089.69      135,000.00
    BROOKPARK        OH   44142          5            03/27/00         27
    0431950559                           05           05/01/00         30
    028005300476                         O            04/01/30
    0


    1978749          F32/G02             F           78,000.00         ZZ
                                         360         78,000.00          4
    892 ALLENE AVENUE                  9.625            662.99         90
                                       9.375            662.99       86,700.00
    ATLANTA          GA   30310          1            03/22/00         12
    0431945500                           05           05/01/00         25
1


    406105676                            N            04/01/30
    0


    1978812          E45/G02             F           66,300.00         ZZ
                                         360         66,269.07          1
    300 PEACHTREE ST #2-0              9.750            569.62         79
                                       9.500            569.62       84,000.00
    ATLANTA          GA   30303          1            03/06/00         00
    0431944701                           06           04/01/00          0
    67504                                O            03/01/30
    0


    1978821          E45/G02             F          300,000.00         ZZ
                                         360        299,836.13          1
    22 WATERFRONT PARK CT              9.000          2,413.87         78
                                       8.750          2,413.87      386,480.00
    DAWSONVILLE      GA   30534          1            03/07/00         00
    0431951623                           03           04/01/00          0
    65028                                O            03/01/30
    0


    1978822          E45/G02             F          100,000.00         ZZ
                                         360        100,000.00          4
    904 CLEBURNE                       9.625            849.99         80
                                       9.375            849.99      125,000.00
    BRUNSWICK        GA   31520          1            03/16/00         00
    0431944073                           05           05/01/00          0
    63169                                N            04/01/30
    0


    1978829          T44/G02             F          130,000.00         ZZ
                                         360        130,000.00          1
    27961 PREAKNESS DRIVE              9.250          1,069.48         65
                                       9.000          1,069.48      200,000.00
    TEHACHAPI        CA   93561          5            03/27/00         00
    0431948215                           05           05/01/00          0
    8970394                              O            04/01/30
    0


    1978832          A52/G02             F           73,800.00         ZZ
                                         360         73,800.00          1
    259 MASON DRIVE                    8.500            567.46         90
                                       8.250            567.46       82,000.00
    CANTON           GA   30115          1            03/31/00         11
    0431949536                           05           05/01/00         25
    0398867                              O            04/01/30
    0


1


    1978833          T44/G02             F          116,100.00         ZZ
                                         360        116,100.00          1
    280 CABIN LANE                     8.625            903.01         90
                                       8.375            903.01      129,000.00
    SELAH            WA   98942          1            03/27/00         04
    0431948884                           27           05/01/00         25
    201152977                            O            04/01/30
    0


    1978834          E45/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
    37 SANDALWOOD CIRCLE               9.000            482.77         80
                                       8.750            482.77       75,000.00
    LAWRENCEVILLE    GA   30045          5            03/13/00         00
    0431950732                           01           05/01/00          0
    67706                                O            04/01/30
    0


    1978845          E45/G02             F          175,950.00         ZZ
                                         360        175,950.00          1
    1 CALLE ZANATE                     9.250          1,447.50         90
                                       9.000          1,447.50      195,500.00
    SANTE FE         NM   87505          1            03/15/00         11
    0431944214                           05           05/01/00         25
    67779                                O            04/01/30
    0


    1978850          624/G02             F          354,000.00         ZZ
                                         360        354,000.00          1
    2420 HOFFMAN LANE                  9.000          2,848.36         74
                                       8.750          2,848.36      480,000.00
    BYRON            CA   94514          5            03/23/00         00
    0431942622                           05           05/01/00          0
    31300100216                          O            04/01/30
    0


    1978852          637/G02             F           85,400.00         ZZ
                                         360         85,400.00          3
    30 HOLYOKE STREET                  9.500            718.09         90
                                       9.250            718.09       95,000.00
    BREWER           ME   04412          1            03/17/00         14
    0431943109                           05           05/01/00         25
    0018808956                           N            04/01/30
    0


    1978854          637/G02             F           68,800.00         ZZ
                                         360         68,800.00          1
    607 SE RIVERSIDE AVENUE            9.000            553.58         80
                                       8.750            553.58       86,500.00
1


    GRANTS PASS      OR   97526          2            03/14/00         00
    0431952811                           05           05/01/00          0
    0010300713                           O            04/01/30
    0


    1978855          225/225             F          495,000.00         ZZ
                                         360        494,700.13          1
    1643 SE 10 STREET                  8.500          3,806.12         90
                                       8.250          3,806.12      550,000.00
    DEERFIELD BEACH  FL   33441          1            03/01/00         14
    8789133                              05           04/01/00         25
    8789133                              O            03/01/30
    0


    1978859          637/G02             F          117,000.00         ZZ
                                         360        117,000.00          2
    115 SOUTH AGASSIZ STREET           8.375            889.29         75
                                       8.125            889.29      156,000.00
    FLAGSTAFF        AZ   86001          1            03/06/00         00
    0431944891                           05           05/01/00          0
    0020022117                           N            04/01/30
    0


    1978860          637/G02             F          268,950.00         ZZ
                                         360        268,950.00          1
    15023 EAST STAGHORN DRIVE          8.750          2,115.83         90
                                       8.500          2,115.83      298,854.00
    FOUNTAIN HILLS   AZ   85268          1            03/20/00         01
    0431943786                           03           05/01/00         25
    0016358236                           O            04/01/30
    0


    1978862          T44/G02             F          187,500.00         ZZ
                                         360        187,500.00          3
    9 MOUNT VERNON STREET              9.500          1,576.60         62
                                       9.250          1,576.60      307,000.00
    NEWPORT          RI   02840          5            03/24/00         00
    0431945484                           05           05/01/00          0
    0398952                              O            04/01/30
    0


    1978866          T44/G02             F           96,750.00         ZZ
                                         360         96,750.00          1
    2515 PADDOCK LANE                  9.750            831.23         90
                                       9.500            831.23      108,000.00
    LOUISVILLE       KY   40216          1            04/03/00         11
    0431945492                           05           05/01/00         25
    0399941                              O            04/01/30
    0
1




    1978873          E11/G02             F           26,600.00         ZZ
                                         360         26,600.00          1
    1528 N 22ND AVENUE                 9.250            218.83         70
                                       9.000            218.83       38,000.00
    MINNEAPOLIS      MN   55411          1            03/30/00         00
    0431959857                           05           05/01/00          0
    0003001021564                        N            04/01/30
    0


    1978874          T44/G02             F           39,600.00         ZZ
                                         360         39,600.00          2
    35 ELLWOOD                         9.875            343.87         90
                                       9.625            343.87       44,000.00
    PONTIAC          MI   48342          1            03/30/00         04
    0431944875                           07           05/01/00         25
    8967547                              N            04/01/30
    0


    1978883          N94/G02             F          137,600.00         ZZ
                                         360        137,600.00          3
    40 HARBOR STREET                   9.000          1,107.16         80
                                       8.750          1,107.16      172,000.00
    SALEM            MA   01970          5            03/25/00         00
    0431945989                           05           05/01/00          0
    20003076                             O            04/01/30
    0


    1978894          225/225             F          435,000.00         ZZ
                                         360        434,722.62          1
    32220 COUNTY ROAD 17               8.250          3,268.01         73
                                       8.000          3,268.01      600,000.00
    ELIZABETH        CO   80107          5            02/14/00         00
    7174802                              05           04/01/00          0
    7174802                              O            03/01/30
    0


    1978916          G92/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
    232 TRUCKEE LANE                   8.500          1,845.39         80
                                       8.250          1,845.39      300,000.00
    SAN JOSE         CA   95136          1            03/21/00         00
    0431953009                           01           05/01/00          0
    PUTHUFF                              O            04/01/30
    0


    1978942          665/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
1


    41 MARVEL COURT                    8.750          2,202.76         50
                                       8.500          2,202.76      560,000.00
    SAN FRANCISCO    CA   94121          1            03/02/00         00
    0431943299                           05           05/01/00          0
    0001236695                           O            04/01/30
    0


    1978949          966/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
    3802 SHELL DRIVE                   9.500            874.49         80
                                       9.250            874.49      130,000.00
    MIDLAND          TX   79707          1            03/07/00         00
    0431948595                           05           05/01/00          0
    30014669                             O            04/01/30
    0


    1978971          E11/G02             F          309,800.00         ZZ
                                         360        309,800.00          1
    684 TONKAWA ROAD                   9.125          2,520.63         80
                                       8.875          2,520.63      387,254.00
    ORONO            MN   55356          1            03/30/00         00
    0431947795                           05           05/01/00          0
    3001021289                           O            04/01/30
    0


    1978989          E53/G02             F          115,000.00         ZZ
                                         360        115,000.00          1
    2450 SW 142 PL                     9.500            966.98         77
                                       9.250            966.98      150,000.00
    MIAMI            FL   33175          5            03/30/00         00
    0431948108                           05           05/01/00          0
    0011109990                           N            04/01/30
    0


    1978997          964/G02             F          183,600.00         ZZ
                                         360        183,600.00          4
    2157-2163 NOMAD COURT SOUTHEAS     9.250          1,510.43         80
                                       9.000          1,510.43      229,500.00
    SALEM            OR   97306          1            03/22/00         00
    0431951383                           07           05/01/00          0
    72921                                N            04/01/30
    0


    1979000          F26/G02             F          239,200.00         ZZ
                                         360        239,200.00          1
    16109 158TH AVENUE NORTHEAST       8.250          1,797.03         80
                                       8.000          1,797.03      299,000.00
    WOODINVILLE      WA   98072          1            03/14/00         00
    0431950633                           05           05/01/00          0
1


    7142670808                           O            04/01/30
    0


    1979001          964/G02             F          340,000.00         ZZ
                                         360        340,000.00          2
    2353 & 2359 NORTHWEST HOYT ST      9.250          2,797.10         80
                                       9.000          2,797.10      425,000.00
    PORTLAND         OR   97210          1            03/02/00         00
    0431952720                           05           05/01/00          0
    70654                                O            04/01/30
    0


    1979006          E45/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    2271 W LAKE HALL ROAD              9.250          1,316.28         34
                                       9.000          1,316.28      480,000.00
    TALLAHASSEE      FL   32308          5            03/08/00         00
    0431947936                           05           05/01/00          0
    000                                  O            04/01/30
    0


    1979016          637/G02             F           73,800.00         ZZ
                                         360         73,800.00          2
    6917 S PLEASANT VALLEY ROAD        8.875            587.19         90
                                       8.625            587.19       82,000.00
    AUSTIN           TX   78744          1            03/17/00         04
    0431945807                           05           05/01/00         25
    0018282079                           N            04/01/30
    0


    1979021          956/G02             F           40,000.00         ZZ
                                         360         39,980.33          1
    10715 BEXELY DRIVE                 9.500            336.34         80
                                       9.250            336.34       50,000.00
    HOUSTON          TX   77099          1            02/17/00         00
    0431950658                           03           04/01/00          0
    3210020057                           O            03/01/30
    0


    1979022          964/G02             F           68,800.00         ZZ
                                         360         68,800.00          1
    802 WEST FAIRMONT AVENUE           9.250            566.00         80
                                       9.000            566.00       86,000.00
    CLOVIS           CA   93612          5            03/24/00         00
    0431947118                           05           05/01/00          0
    73872                                N            04/01/30
    0


1


    1979023          637/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    9841 NW 18 PLACE                   8.375            608.06         56
                                       8.125            608.06      145,000.00
    PLANTATION       FL   33322          1            03/21/00         00
    0431945948                           05           05/01/00          0
    0019163039                           O            04/01/30
    0


    1979028          163/G02             F          136,710.00         ZZ
                                         360        136,425.90          2
    76 JESSIE AVENUE SOUTH             7.875            991.24         90
                                       7.625            991.24      151,900.00
    ATTLEBORO        MA   02703          1            12/22/99         04
    0431951029                           05           02/01/00         25
    0217191174                           N            01/01/30
    0


    1979029          637/G02             F           65,000.00         ZZ
                                         360         65,000.00          1
    203 WALKER ROAD                    9.000            523.00         42
                                       8.750            523.00      155,000.00
    CARROLLTON       GA   30117          5            03/13/00         00
    0431959394                           05           05/01/00          0
    9999999                              O            04/01/30
    0


    1979032          163/G02             F           97,600.00         ZZ
                                         360         97,600.00          1
    29 MEADOWVIEW LANE                 8.875            776.55         80
                                       8.625            776.55      122,000.00
    QUEENSBURY       NY   12804          1            03/20/00         00
    0431950971                           05           05/01/00          0
    1000158066                           O            04/01/30
    0


    1979095          637/G02             F           20,000.00         ZZ
                                         360         20,000.00          1
    607 E MESCALERO                    9.750            171.83         36
                                       9.500            171.83       57,000.00
    ROSWELL          NM   88201          5            03/20/00         00
    0431950336                           05           05/01/00          0
    0019036516                           N            04/01/30
    0


    1979101          E76/G02             F           93,150.00         ZZ
                                         360         93,150.00          2
    200 4TH STREET                     9.000            749.51         90
                                       8.750            749.51      103,500.00
1


    FAIRPLAY         CO   80440          1            03/24/00         10
    0431950773                           05           05/01/00         25
    99999999                             O            04/01/30
    0


    1979105          A35/G02             F          337,000.00         ZZ
                                         360        337,000.00          1
    47 EDWARDS LANE EAST               9.375          2,802.99         95
                                       9.125          2,802.99      355,000.00
    BLUE POINT       NY   11715          1            03/29/00         10
    0431951144                           05           05/01/00         30
    10457                                O            04/01/30
    0


    1979121          637/G02             F           28,800.00         ZZ
                                         360         28,800.00          1
    106 STARLIGHT TERRACE              9.875            250.09         80
                                       9.625            250.09       36,000.00
    SAN ANTONIO      TX   78233          1            03/17/00         00
    0431949924                           05           05/01/00          0
    0020829578                           N            04/01/30
    0


    1979123          637/G02             F          211,050.00         ZZ
                                         360        211,050.00          4
    1609  25TH STREET                  9.500          1,774.63         90
                                       9.250          1,774.63      234,500.00
    SACRAMENTO       CA   95816          1            03/15/00         10
    0431951987                           05           05/01/00         25
    0010885515                           N            04/01/30
    0


    1979124          Q73/G02             F          432,000.00         ZZ
                                         360        432,000.00          1
    580 PINE NEEDLE TRACE              9.250          3,553.96         90
                                       9.000          3,553.96      480,000.00
    GUNTERSVILLE     AL   35976          2            03/24/00         11
    0431950609                           05           05/01/00         25
    9115405                              O            04/01/30
    0


    1979126          637/G02             F           84,150.00         ZZ
                                         360         84,150.00          1
    1000 BRITTANY DRIVE                9.500            707.58         90
                                       9.250            707.58       93,500.00
    DENTON           TX   76201          1            03/21/00         11
    0431950401                           05           05/01/00         25
    0020833075                           O            04/01/30
    0
1




    1979354          134/G02             F           74,250.00         ZZ
                                         360         74,250.00          3
    212 E FULTON STREET                9.875            644.75         90
                                       9.625            644.75       82,500.00
    MICHIGAN CITY    IN   46360          1            03/23/00         11
    0431951458                           05           05/01/00         25
    10010494                             N            04/01/30
    0


    1979391          665/G02             F           75,724.00         ZZ
                                         360         75,724.00          1
    9118 MOUNTAIN FIELD DRIVE          8.625            588.97         80
                                       8.375            588.97       94,655.00
    SAN ANTONIO      TX   78240          1            03/29/00         00
    0431954015                           03           05/01/00          0
    0021237952                           O            04/01/30
    0


    1979403          665/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    990 CAMBRIDGE WAY                  9.375            873.34         70
                                       9.125            873.34      150,000.00
    RENO             NV   89511          1            03/27/00         00
    0431955079                           05           05/01/00          0
    0001238115                           N            04/01/30
    0


    1979685          369/G02             F          153,300.00         ZZ
                                         360        153,300.00          1
    1412 W OCEAN VIEW AVENUE B         8.375          1,165.20         70
                                       8.125          1,165.20      221,000.00
    NORFOLK          VA   23503          1            03/13/00         00
    0431958933                           05           05/01/00          0
    0071948327                           N            04/01/30
    0


    1979707          637/G02             F           64,000.00         ZZ
                                         360         64,000.00          1
    2401 S ATLANTIC AVE 106A           8.875            509.22         63
                                       8.625            509.22      102,000.00
    NEW SMYRNA       FL   32169          5            03/15/00         00
    0431954734                           01           05/01/00          0
    0019069889                           N            04/01/30
    0


    1979731          637/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
1


    3619 EAST FOXLAIR DRIVE            8.875            835.43         68
                                       8.625            835.43      155,000.00
    FLAGSTAFF        AZ   86004          1            03/02/00         00
    0431957463                           05           05/01/00          0
    0020020681                           N            04/01/30
    0


    1979748          637/G02             F          208,000.00         ZZ
                                         360        208,000.00          4
    60 MAUJER ST                       9.875          1,806.17         80
                                       9.625          1,806.17      260,000.00
    BROOKLYN         NY   11212          1            03/22/00         00
    0431959253                           07           05/01/00          0
    0013315593                           O            04/01/30
    0


    1979791          G81/G02             F           77,250.00         ZZ
                                         360         77,250.00          1
    1251 E GOLFVIEW DRIVE              8.750            607.73         75
                                       8.500            607.73      103,000.00
    PEMBROKE PINES   FL   33026          1            03/31/00         00
    0431959071                           09           05/01/00          0
    200003040                            O            04/01/30
    0


    2809218          E82/G02             F          129,400.00         ZZ
                                         360        128,570.01          2
    990-992 NORTH BOEHNING ST          8.375            983.53         90
                                       8.125            983.53      145,000.00
    INDIANAPOLIS     IN   46219          1            05/20/99         04
    0400201125                           05           07/01/99         25
    0400201125                           N            06/01/29
    0


    2899949          K08/G02             F          116,100.00         ZZ
                                         360        115,670.45          3
    11-13 GLOVER PLACE                 8.500            892.71         90
                                       8.250            892.71      129,000.00
    MIDDLETOWN       CT   06457          1            09/02/99         10
    0431935675                           05           11/01/99         25
    0411583784                           N            10/01/29
    0


    2948098          K15/G02             F           40,500.00         ZZ
                                         360         40,322.94          1
    407 EAST MAIN STREET               9.125            329.52         90
                                       8.875            329.52       45,000.00
    WILLIAMSTON      SC   29697          1            07/26/99         10
    0431578145                           05           09/01/99         25
1


    015705413508                         O            08/01/29
    0


    2958504          638/G02             F           31,960.00         ZZ
                                         360         31,858.63          2
    606 NORTH EAST STREET              9.250            262.93         80
                                       9.000            262.93       39,950.00
    ARLINGTON        TX   76011          1            10/05/99         00
    0431551076                           05           11/01/99          0
    08927395                             N            10/01/29
    0


    3106111          074/G02             F          310,000.00         ZZ
                                         360        309,259.97          1
    5801 E PRINCETON AVENUE            8.625          2,411.15         45
                                       8.375          2,411.15      699,950.00
    ENGLEWOOD        CO   80111          1            11/16/99         00
    0431835289                           03           01/01/00          0
    1579122808                           O            12/01/29
    0


    3109423          E22/G02             F           84,600.00         ZZ
                                         360         84,474.18          1
    443 WAYSIDE FARM ROAD              9.500            711.36         90
                                       9.250            711.36       94,000.00
    HAVANA           FL   32333          5            12/21/99         10
    0411722507                           27           02/01/00         25
    0411722507                           O            01/01/30
    0


    3110832          A78/G02             F          114,950.00         ZZ
                                         360        114,779.00          1
    2850 EAST AURORA AVENUE #110       9.500            966.57         95
                                       9.250            966.57      121,000.00
    BOULDER          CO   80303          1            12/17/99         14
    0431745546                           01           02/01/00         30
    50000137                             O            01/01/30
    0


    3117743          E86/G02             F          280,000.00         ZZ
                                         360        279,460.66          1
    2144 SIERRA WOOD DRIVE             8.250          2,103.55         80
                                       8.000          2,103.55      350,000.00
    SAN JOSE         CA   95132          5            12/21/99         00
    0431753730                           05           02/01/00          0
    51610104                             O            01/01/30
    0


1


    3126370          F28/G02             F          525,000.00         ZZ
                                         360        521,039.12          1
    8157 ZITOLA TERRACE                8.000          3,852.26         75
                                       7.750          3,852.26      700,000.00
    PLAYA DEL REY    CA   90293          5            08/27/99         00
    0431774181                           05           10/01/99          0
    5081443                              O            09/01/29
    0


    3126406          F28/G02             F          370,000.00         ZZ
                                         360        368,863.28          1
    6700 E MALCOMB DR                  8.500          2,844.98         47
                                       8.250          2,844.98      800,000.00
    PARADISE VALLEY  AZ   85253          5            10/27/99         00
    0431774702                           05           12/01/99          0
    5205277                              O            11/01/29
    0


    3141418          K15/G02             F          154,700.00         ZZ
                                         360        154,437.90          1
    22 FRANKLIN ST                     8.875          1,230.86         86
                                       8.625          1,230.86      180,000.00
    UNION            NJ   07088          5            12/21/99         10
    0431780071                           05           02/01/00         25
    011005300443                         O            01/01/30
    0


    3157532          637/G02             F           87,300.00         ZZ
                                         360         87,180.03          3
    242 NW 14TH STREET                 9.875            758.07         90
                                       9.625            758.07       97,000.00
    POMPANO BEACH    FL   33060          1            01/05/00         11
    0431792779                           05           02/01/00         25
    0019057298                           N            01/01/30
    0


    3168283          F42/G02             F          175,300.00         ZZ
                                         360        174,848.20          2
    40 LUDWIG LANE                     8.250          1,316.98         95
                                       8.000          1,316.98      184,550.00
    STATEN ISLAND    NY   10303          1            11/12/99         04
    0431808906                           05           01/01/00         30
    SI00075                              O            12/01/29
    0


    3169362          S48/429             F          360,000.00         ZZ
                                         360        359,374.07          1
    VIZCAINO AVE, 5NW FLANDERS WAY     8.750          2,832.13         55
                                       8.500          2,832.13      660,000.00
1


    CARMEL           CA   93923          1            12/03/99         00
    6253107061                           05           02/01/00          0
    6253107061                           O            01/01/30
    0


    3169365          S48/S48             F          393,000.00         ZZ
                                         360        385,098.25          1
    21 WEST LOS OLIVOS STREET          8.250          2,952.48         57
                                       8.000          2,952.48      693,000.00
    SANTA BARBARA    CA   93105          1            11/23/99         00
    6577258905                           05           02/01/00          0
    6577258905                           O            01/01/30
    0


    3171125          A06/G02             F          104,000.00         T
                                         360        103,882.95          1
    1419 S CROOKED LAKE ROAD           8.875            827.48         65
                                       8.625            827.48      160,000.00
    KALAMAZOO        MI   49009          2            01/19/00         00
    0431892199                           05           03/01/00          0
    010000010000681                      O            02/01/30
    0


    3173497          074/G02             F           59,850.00         ZZ
                                         360         59,782.65          4
    2912 S 11TH STREET                 8.875            476.19         95
                                       8.625            476.19       63,000.00
    MILWAUKEE        WI   53215          1            01/07/00         10
    0431835362                           05           03/01/00         30
    1671098359                           O            02/01/30
    0


    3173507          074/G02             F          131,400.00         ZZ
                                         360        131,255.90          4
    113 NE 5TH STREET                  9.000          1,057.28         90
                                       8.750          1,057.28      146,000.00
    POMPANO BEACH    FL   33060          1            01/04/00         11
    0431835438                           05           03/01/00         25
    1589403541                           N            02/01/30
    0


    3173508          074/G02             F          131,400.00         ZZ
                                         360        131,255.90          4
    107 NE 5TH STREET                  9.000          1,057.28         90
                                       8.750          1,057.28      146,000.00
    POMPANO BEACH    FL   33060          1            01/04/00         14
    0431835446                           05           03/01/00         25
    1589403530                           N            02/01/30
    0
1




    3173513          074/G02             F          150,000.00         ZZ
                                         360        149,839.75          4
    208 3RD AVENUE SW                  9.125          1,220.45         89
                                       8.875          1,220.45      170,000.00
    FOREST LAKE      MN   55025          1            01/13/00         11
    0431827278                           05           03/01/00         25
    1583265886                           N            02/01/30
    0


    3173514          074/G02             F          158,950.00         ZZ
                                         360        158,780.18          4
    220 3RD AVENUE SW                  9.125          1,293.27         85
                                       8.875          1,293.27      187,000.00
    FOREST LAKE      MN   55025          1            01/13/00         14
    0431827286                           05           03/01/00         20
    1583265875                           N            02/01/30
    0


    3173531          074/G02             F          101,700.00         ZZ
                                         360        101,585.53          4
    44 NORTH ARLINGTON                 8.875            809.18         90
                                       8.625            809.18      113,000.00
    AKRON            OH   44305          1            01/10/00         10
    0431835602                           05           03/01/00         25
    1581372230                           N            02/01/30
    0


    3173532          074/G02             F           72,000.00         ZZ
                                         360         71,887.14          4
    3451 E 117TH STREET                9.250            592.33         90
                                       9.000            592.33       80,000.00
    CLEVELAND        OH   44120          1            01/06/00         10
    0431835610                           05           02/01/00         25
    1581369541                           N            01/01/30
    0


    3173578          074/G02             F          320,000.00         ZZ
                                         360        319,457.83          1
    35890 SW ORCHID HILL               8.875          2,546.06         58
                                       8.625          2,546.06      554,400.00
    HILLSBORO        OR   97123          5            12/21/99         00
    0431835867                           05           02/01/00          0
    1395004660                           O            01/01/30
    0


    3173595          074/074             F          400,000.00         ZZ
                                         360        399,405.06          3
1


    4202 HIGHLAND AVENUE               9.500          3,363.42         89
                                       9.250          3,363.42      450,000.00
    BROOKLYN         NY   11224          1            12/23/99         14
    1111335468                           05           02/01/00         25
    1111335468                           O            01/01/30
    0


    3173596          074/074             F          236,250.00         ZZ
                                         360        235,977.17          3
    35-22 146TH STREET                 8.750          1,858.58         75
                                       8.500          1,858.58      315,000.00
    FLUSHING         NY   11354          1            01/07/00         00
    1111323232                           05           03/01/00          0
    1111323232                           N            02/01/30
    0


    3173951          K15/G02             F          115,000.00         ZZ
                                         360        114,870.58          1
    23444 VIEJAS GRADE                 8.875            914.99         44
                                       8.625            914.99      262,000.00
    DESCANSO         CA   91916          1            01/07/00         00
    0431812304                           05           03/01/00          0
    3008509                              O            02/01/30
    0


    3181471          286/286             F          153,000.00         ZZ
                                         360        152,682.03          1
    2216 SE 20 ST                      7.875          1,109.36         48
                                       7.625          1,109.36      323,000.00
    FORT LAUDERDALE  FL   33316          1            12/22/99         00
    0009439607                           05           02/01/00          0
    0009439607                           O            01/01/30
    0


    3184962          K08/G02             F           62,837.00         ZZ
                                         360         62,768.10          1
    7895 ANN ARBOR WAY                 9.000            505.60         79
                                       8.750            505.60       80,000.00
    SACRAMENTO       CA   95832          2            01/26/00         00
    0411809387                           05           03/01/00          0
    0411809387                           O            02/01/30
    0


    3188781          562/G02             F          296,600.00         ZZ
                                         360        296,283.12          2
    1642 MACE AVENUE                   9.125          2,413.24         85
                                       8.875          2,413.24      349,000.00
    BRONX            NY   10469          1            01/31/00         04
    0431934181                           05           03/01/00         25
1


    603548                               N            02/01/30
    0


    3193569          K08/G02             F          121,500.00         ZZ
                                         360        121,392.05          1
    6495 HAPPY CANYON ROAD, #3        10.000          1,066.25         90
                                       9.750          1,066.25      135,000.00
    DENVER           CO   80237          5            01/31/00         10
    0411797038                           01           03/01/00         25
    0411797038                           O            02/01/30
    0


    3194674          420/G02             F          297,000.00         ZZ
                                         360        296,837.77          4
    4016 KANSAS STREET                 9.000          2,389.73         90
                                       8.750          2,389.73      330,000.00
    OAKLAND          CA   94619          1            01/31/00         11
    0431839315                           05           04/01/00         25
    0000440750                           N            03/01/30
    0


    3194697          405/405             F          380,000.00         ZZ
                                         360        378,969.84          1
    86 SKYLINE CIRCLE                  8.000          2,788.31         75
                                       7.750          2,788.31      512,000.00
    SANTA BARBARA    CA   93109          5            11/19/99         00
    11383874                             05           01/01/00          0
    11383874                             O            12/01/29
    0


    3194791          K15/G02             F          156,750.00         ZZ
                                         360        156,582.53          4
    1244 WALL AVENUE                   9.125          1,275.37         95
                                       8.875          1,275.37      165,000.00
    SAN BERNARDINO   CA   92404          1            01/12/00         11
    0431850122                           05           03/01/00         30
    3008909                              O            02/01/30
    0


    3197239          K08/G02             F          104,400.00         ZZ
                                         360        104,353.82          1
    115 MOUNTAIN OAK DRIVE            10.000            916.18         90
                                       9.750            916.18      116,000.00
    WETUMPKA         AL   36093          5            02/02/00         04
    0411779069                           03           04/01/00         25
    0411779069                           O            03/01/30
    0


1


    3201205          T64/G02             F          325,000.00         ZZ
                                         360        324,817.80          1
    4743 EAST MOHAVE PLACE             8.875          2,585.85         54
                                       8.625          2,585.85      610,000.00
    PARADISE VALLEY  AZ   85253          5            02/07/00         00
    0431843135                           05           04/01/00          0
    391897                               O            03/01/30
    0


    3201583          286/286             F          202,500.00         ZZ
                                         360        202,289.23          2
    3 DRAGON CT                        9.250          1,665.92         90
                                       9.000          1,665.92      225,000.00
    WOBURN           MA   01801          5            01/24/00         11
    0009056740                           05           03/01/00         25
    0009056740                           O            02/01/30
    0


    3201584          286/286             F          181,000.00         ZZ
                                         360        180,749.97          1
    16 MESQUITE PLACE                  7.875          1,312.38         68
                                       7.625          1,312.38      268,000.00
    PALMYRA          VA   22963          4            01/12/00         00
    9387313                              03           03/01/00          0
    9387313                              O            02/01/30
    0


    3201621          286/286             F           62,100.00         ZZ
                                         360         62,041.81          4
    2009 MAURY AVE                     9.750            533.54         90
                                       9.500            533.54       69,000.00
    ST LOUIS         MO   63110          1            01/14/00         10
    0009983984                           05           03/01/00         25
    0009983984                           N            02/01/30
    0


    3202887          K08/G02             F          161,500.00         ZZ
                                         360        161,424.66          1
    3918 SHERWOOD BLVD                 9.750          1,387.53         95
                                       9.500          1,387.53      170,000.00
    DELRAY BEACH     FL   33445          5            02/04/00         14
    0411808017                           03           04/01/00         30
    0411808017                           O            03/01/30
    0


    3211202          K08/G02             F           41,800.00         ZZ
                                         360         41,777.75          2
    103-105 S. SUGAR CREEK BLVD        9.125            340.10         50
                                       8.875            340.10       84,000.00
1


    SUGAR CREEK      MO   64054          5            02/11/00         00
    0411761661                           05           04/01/00          0
    0411761661                           N            03/01/30
    0


    3213449          623/G02             F          356,250.00         ZZ
                                         360        355,399.56          1
    57375 POLE HOUSE LANE              8.625          2,770.88         75
                                       8.375          2,770.88      475,000.00
    SUNRIVER         OR   97707          5            11/24/99         00
    0431858224                           03           01/01/00          0
    6209713                              N            12/01/29
    0


    3215640          F34/G02             F           33,600.00         ZZ
                                         360         33,566.81          1
    132 ALGONQUIN STREET               9.500            282.53         80
                                       9.250            282.53       42,000.00
    PARK FOREST      IL   60466          1            02/01/00         00
    0431865179                           05           03/01/00          0
    0000002                              N            02/01/30
    0


    3216101          601/G02             F          114,000.00         ZZ
                                         360        113,857.78          1
    18 LA CANADA                       8.375            866.49         64
                                       8.125            866.49      180,000.00
    ARROYO SECO      NM   87514          2            01/31/00         00
    0431873413                           05           03/01/00          0
    60157302                             O            02/01/30
    0


    3217331          K08/G02             F          141,000.00         ZZ
                                         360        140,928.79          1
    3420 HENNEPIN AVENUE S             9.375          1,172.77         75
                                       9.125          1,172.77      188,000.00
    MINNEAPOLIS      MN   55408          5            02/10/00         00
    0411802713                           05           04/01/00          0
    0411802713                           O            03/01/30
    0


    3217341          K08/G02             F           86,000.00         ZZ
                                         360         85,957.70          1
    5211 SW 104 AVENUE                 9.500            723.13         64
                                       9.250            723.13      136,000.00
    MIAMI            FL   33165          1            02/15/00         00
    0411828718                           05           04/01/00          0
    0411828718                           O            03/01/30
    0
1




    3217343          K08/G02             F           56,000.00         ZZ
                                         360         55,974.55          4
    3248-50 CALIFORNIA AVENUE          9.875            486.28         80
                                       9.625            486.28       70,000.00
    ST LOUIS         MO   63118          1            02/15/00         00
    0411835606                           05           04/01/00          0
    0411835606                           N            03/01/30
    0


    3217781          196/G02             F          100,500.00         ZZ
                                         360        100,403.32          1
    431 SOUTH CENTRAL AVENUE           9.625            854.24         75
                                       9.375            854.24      134,000.00
    TRACY            CA   95376          1            01/20/00         00
    0431868645                           05           03/01/00          0
    1360420                              N            02/01/30
    0


    3217827          196/G02             F          168,000.00         ZZ
                                         360        167,850.72          1
    6208 SEDONA DRIVE NE              10.000          1,474.33         80
                                       9.750          1,474.33      210,000.00
    ALBUQUERQUE      NM   87111          2            01/21/00         00
    0431858398                           03           03/01/00          0
    1351051                              N            02/01/30
    0


    3217858          676/G02             F          201,700.00         ZZ
                                         360        201,571.38          1
    11 HAKU HALE PLACE                 8.250          1,515.31         75
                                       8.000          1,515.31      269,000.00
    LAHAINA          HI   96761          1            02/08/00         00
    0431874296                           03           04/01/00          0
    300100327445                         O            03/01/30
    0


    3217882          253/253             F           32,600.00         ZZ
                                         360         31,996.50          1
    1955 S IRVING ST                   9.125            265.25         29
                                       8.875            265.25      115,000.00
    DENVER           CO   80219          2            02/04/00         00
    949143                               05           03/01/00          0
    949143                               O            02/01/30
    0


    3217889          196/G02             F          168,000.00         ZZ
                                         360        167,850.72          1
1


    6212 SEDON DRIVE NE               10.000          1,474.33         80
                                       9.750          1,474.33      210,000.00
    ALBUQUERQUE      NM   87111          2            01/21/00         00
    0431858463                           03           03/01/00          0
    1351047                              N            02/01/30
    0


    3217961          196/G02             F           54,150.00         ZZ
                                         360         54,084.15          1
    9254 FOREST LANE                   8.500            416.37         92
    UNIT 101                           8.250            416.37       59,000.00
    DALLAS           TX   75023          1            01/25/00         10
    0431866565                           01           03/01/00         30
    1359326                              O            02/01/30
    0


    3218017          196/G02             F           60,000.00         ZZ
                                         360         59,943.77          1
    400 EAST BROADWAY STREET           9.750            515.50         80
                                       9.500            515.50       75,000.00
    GRANGER          TX   76530          1            01/19/00         00
    0431866631                           05           03/01/00          0
    1359083                              N            02/01/30
    0


    3218052          196/G02             F          215,000.00         ZZ
                                         360        214,798.56          1
    22534 LATONIA COURT                9.750          1,847.19         80
                                       9.500          1,847.19      272,000.00
    RICHTON PARK     IL   60471          2            01/28/00         00
    0431858182                           05           03/01/00          0
    1361520                              O            02/01/30
    0


    3218121          196/G02             F           60,000.00         ZZ
                                         360         59,973.45          1
    10731 SOUTH CHAMPLAIN AVENUE      10.000            526.55         80
                                       9.750            526.55       75,000.00
    CHICAGO          IL   60628          5            02/04/00         00
    0431858034                           07           04/01/00          0
    1358827                              N            03/01/30
    0


    3218252          196/G02             F           60,000.00         ZZ
                                         360         59,973.45          1
    10904 SOUTH STATE STREET          10.000            526.55         80
                                       9.750            526.55       75,000.00
    CHICAGO          IL   60628          5            02/04/00         00
    0431857895                           05           04/01/00          0
1


    1358828                              N            03/01/30
    0


    3218291          196/G02             F          120,000.00         ZZ
                                         360        119,868.41          1
    136 TOWER RIDGE ROAD NW            9.000            965.55         76
                                       8.750            965.55      159,000.00
    CARTERSVILLE     GA   30120          1            01/28/00         00
    0431858299                           05           03/01/00          0
    1359439                              O            02/01/30
    0


    3218386          196/G02             F          176,000.00         ZZ
                                         360        175,801.93          1
    525 AMIGOS ROAD                    8.875          1,400.34         80
                                       8.625          1,400.34      220,000.00
    RAMONA           CA   92065          5            01/24/00         00
    0431858315                           05           03/01/00          0
    1360793                              O            02/01/30
    0


    3218401          E84/G02             F           55,500.00         ZZ
                                         360         55,435.90          1
    15242 SCOTT PLACE                  8.750            436.62         59
                                       8.500            436.62       95,500.00
    LOXAHATCHEE      FL   33470          1            01/26/00         00
    0431855071                           05           03/01/00          0
    15500156                             O            02/01/30
    0


    3218432          E84/G02             F          204,650.00         ZZ
                                         360        204,458.27          1
    410 EAST 5TH STREET  UNIT 308      9.750          1,758.26         75
                                       9.500          1,758.26      272,900.00
    AUSTIN           TX   78701          1            01/21/00         00
    0431863232                           01           03/01/00          0
    32601116                             N            02/01/30
    0


    3218699          E84/G02             F           37,600.00         ZZ
                                         360         37,563.82          1
    863 GUSTAV AVENUE                  9.625            319.60         80
                                       9.375            319.60       47,000.00
    ST LOUIS         MO   63147          5            01/24/00         00
    0431854660                           05           03/01/00          0
    11901880                             N            02/01/30
    0


1


    3218968          E84/G02             F          279,950.00         ZZ
                                         360        279,754.42          1
    18226 SOUTHEAST 128TH STREET       8.500          2,152.57         80
                                       8.250          2,152.57      349,950.00
    RENTON           WA   98059          1            02/09/00         00
    0431875921                           05           04/01/00          0
    61101600                             O            03/01/30
    0


    3222636          E82/G02             F          307,350.00         ZZ
                                         360        307,177.70          1
    224 HICKORY LANE                   8.875          2,445.41         90
                                       8.625          2,445.41      341,500.00
    HADDONFIELD      NJ   08033          1            02/18/00         04
    0400252953                           05           04/01/00         25
    0400252953                           O            03/01/30
    0


    3225620          K08/G02             F          144,000.00         ZZ
                                         360        143,932.82          4
    3401 KENT STREET                   9.750          1,237.18         90
                                       9.500          1,237.18      160,000.00
    METAIRIE         LA   70006          1            02/17/00         01
    0411790124                           05           04/01/00         25
    0411790124                           N            03/01/30
    0


    3225625          K08/G02             F          166,500.00         ZZ
                                         360        166,422.32          1
    6520 EDGEWORTH DRIVE               9.750          1,430.49         90
                                       9.500          1,430.49      185,000.00
    ORLANDO          FL   32819          1            02/17/00         11
    0411814528                           03           04/01/00         25
    0411814528                           O            03/01/30
    0


    3225626          K08/G02             F           96,750.00         ZZ
                                         360         96,703.66          1
    443 EAST 169TH STREET              9.625            822.36         75
                                       9.375            822.36      129,000.00
    SOUTH HOLLAND    IL   60473          1            02/17/00         00
    0411815392                           05           04/01/00          0
    0411815392                           O            03/01/30
    0


    3226172          943/943             F          423,000.00         ZZ
                                         353        421,522.86          1
    1310 KILDARE CT                    8.125          3,155.51         90
                                       7.875          3,155.51      470,000.00
1


    SNELLVILLE       GA   30078          2            10/29/99         04
    9080042771                           05           12/01/99         25
    9080042771                           O            04/01/29
    0


    3226175          943/943             F          490,500.00         ZZ
                                         360        489,015.35          1
    17400 TARZANA STREET               8.250          3,684.97         90
                                       8.000          3,684.97      545,000.00
    LOS ANGELES      CA   91316          1            12/17/99         14
    9080046516                           05           02/01/00         25
    9080046516                           O            01/01/30
    0


    3226178          943/943             F          261,000.00         ZZ
                                         360        260,497.26          1
    433 WEST ALDINE AVENUE             8.250          1,960.81         90
    UNIT 14                            8.000          1,960.81      290,000.00
    CHICAGO          IL   60657          1            12/20/99         14
    9090097961                           01           02/01/00         25
    9090097961                           O            01/01/30
    0


    3226710          196/G02             F          130,000.00         ZZ
                                         360        129,857.45          1
    16415 COLISEUM DRIVE               9.000          1,046.01         69
                                       8.750          1,046.01      190,000.00
    BATON ROUGE      LA   70816          1            01/14/00         00
    0431869270                           05           03/01/00          0
    1358987                              O            02/01/30
    0


    3226716          196/G02             F           80,100.00         ZZ
                                         360         80,016.62          1
    4232 RIVERSIDE DRIVE               9.250            658.97         62
                                       9.000            658.97      130,000.00
    CRYSTAL LAKE     IL   60014          5            01/26/00         00
    0431864362                           03           03/01/00          0
    1360411                              O            02/01/30
    0


    3226845          196/G02             F          177,650.00         ZZ
                                         360        177,474.54          1
    2 AZUL LOOP                        9.500          1,493.78         80
                                       9.250          1,493.78      222,100.00
    SANTA FE         NM   87505          1            01/31/00         00
    0431869387                           03           03/01/00          0
    1361984                              O            02/01/30
    0
1




    3226905          196/G02             F          145,000.00         ZZ
                                         360        144,823.68          2
    1534 NORTH 36TH AVENUE             8.500          1,114.93         75
                                       8.250          1,114.93      195,000.00
    MELROSE PARK     IL   60160          5            01/07/00         00
    0431868694                           05           03/01/00          0
    1359293                              O            02/01/30
    0


    3226930          196/G02             F           45,000.00         ZZ
                                         360         44,956.70          1
    1211 RUSSWOOD ROAD                 9.625            382.50         90
                                       9.375            382.50       50,000.00
    MEMPHIS          TN   38122          1            01/14/00         10
    0431869361                           05           03/01/00         25
    1357512                              O            02/01/30
    0


    3226996          196/G02             F           53,250.00         ZZ
                                         360         53,198.77          2
    1889 91 WEST 65TH STREET           9.625            452.62         75
                                       9.375            452.62       71,000.00
    CLEVELAND        OH   44102          1            01/14/00         00
    0431868942                           05           03/01/00          0
    1360185                              N            02/01/30
    0


    3227064          196/G02             F           59,200.00         ZZ
                                         360         59,141.53          1
    9324 SOUTH MARQUETTE AVENUE        9.500            497.79         80
                                       9.250            497.79       74,000.00
    CHICAGO          IL   60617          1            01/19/00         00
    0431865781                           05           03/01/00          0
    1359361                              N            02/01/30
    0


    3227120          196/G02             F          216,000.00         ZZ
                                         360        215,744.02          1
    23155 MINERS ROAD                  8.625          1,680.03         80
                                       8.375          1,680.03      270,000.00
    PERRIS           CA   92570          5            01/19/00         00
    0431870765                           03           03/01/00          0
    1358791                              O            02/01/30
    0


    3227359          A06/G02             F          112,800.00         ZZ
                                         360        112,738.38          1
1


    1016 SMITH                         9.000            907.62         80
                                       8.750            907.62      141,000.00
    BIRMINGHAM       MI   48009          2            02/15/00         00
    0431901875                           05           04/01/00          0
    001000010003607                      N            03/01/30
    0


    3227378          736/G02             F          123,600.00         ZZ
                                         360        123,528.88          1
    5744 EAST CREEKSIDE AVENUE         8.750            972.37         80
                                       8.500            972.37      154,500.00
    ORANGE           CA   92689          1            02/03/00         00
    0431894591                           01           04/01/00          0
    0100275148                           O            03/01/30
    0


    3227448          196/G02             F          277,000.00         ZZ
                                         360        276,680.08          2
    4650-4652 SNEAD DRIVE              8.750          2,179.17         67
                                       8.500          2,179.17      415,000.00
    SANTA CLARA      CA   95054          5            01/25/00         00
    0431870799                           05           03/01/00          0
    1359809                              N            02/01/30
    0


    3227665          736/G02             F          225,700.00         ZZ
                                         360        225,559.71          1
    29401 MOUNT RICHMOND ROAD          8.375          1,715.49         74
                                       8.125          1,715.49      308,000.00
    GASTON           OR   97119          2            02/09/00         00
    0431893981                           05           04/01/00          0
    0100422260                           O            03/01/30
    0


    3227806          736/G02             F          344,800.00         ZZ
                                         360        344,634.81          1
    13610 GLENOAKS BOULEVARD           9.625          2,930.77         80
                                       9.375          2,930.77      431,000.00
    LOS ANGELES      CA   91342          1            02/08/00         00
    0431895127                           05           04/01/00          0
    0100396753                           O            03/01/30
    0


    3227856          736/G02             F          156,000.00         ZZ
                                         360        155,905.49          1
    1407 WALNUT STREET                 8.500          1,199.51         80
                                       8.250          1,199.51      195,000.00
    SAN GABRIEL      CA   91776          1            02/01/00         00
    0431894351                           05           04/01/00          0
1


    0100390939                           O            03/01/30
    0


    3227885          736/G02             F          110,400.00         ZZ
                                         360        110,265.75          1
    14711 SOUTH NORMANDIE AVENUE       8.500            848.89         80
    #7                                 8.250            848.89      138,000.00
    GARDENA          CA   90247          1            01/28/00         00
    0431894377                           01           03/01/00          0
    0100345446                           O            02/01/30
    0


    3227911          736/G02             F          171,900.00         ZZ
                                         360        171,803.62          2
    20523 POPLAR WAY                   8.875          1,367.72         80
                                       8.625          1,367.72      214,950.00
    LYNNWOOD         WA   98036          1            02/04/00         00
    0431894575                           05           04/01/00          0
    0100406743                           O            03/01/30
    0


    3227942          736/G02             F          110,300.00         ZZ
                                         360        110,239.75          1
    279 FLAME TREE PLACE               9.000            887.50         80
                                       8.750            887.50      137,900.00
    OCEANSIDE        CA   92057          1            02/09/00         00
    0431894658                           03           04/01/00          0
    0100409861                           O            03/01/30
    0


    3228103          736/G02             F           99,900.00         ZZ
                                         360         99,846.84          1
    3615 VISTA BELLA UNIT 8            9.125            812.82         80
                                       8.875            812.82      124,900.00
    OCEANSIDE        CA   92057          1            02/08/00         00
    0431894641                           09           04/01/00          0
    0100397660                           O            03/01/30
    0


    3228149          736/G02             F           82,000.00         ZZ
                                         360         81,951.59          1
    BOX 185 RR2 ROUTE 26               8.625            637.79         69
                                       8.375            637.79      120,000.00
    DAGSBORO         DE   19939          5            02/09/00         00
    0431875913                           05           04/01/00          0
    0100282342                           O            03/01/30
    0


1


    3228884          K08/G02             F          143,650.00         ZZ
                                         360        143,586.45          4
    7433 TIARA WAY                    10.000          1,260.63         90
                                       9.750          1,260.63      159,650.00
    CITRUS HEIGHTS   CA   95610          1            02/14/00         04
    0411787203                           05           04/01/00         25
    0411787203                           N            03/01/30
    0


    3228911          K08/G02             F           94,500.00         ZZ
                                         360         94,454.73          1
    8140 S. ARTESIAN                   9.625            803.24         90
                                       9.375            803.24      105,000.00
    CHICAGO          IL   60652          1            02/18/00         01
    0411829948                           05           04/01/00         25
    0411829948                           O            03/01/30
    0


    3229024          736/G02             F          135,000.00         ZZ
                                         360        134,737.50          1
    35513 REESE ROAD                   8.500          1,038.04         70
                                       8.250          1,038.04      195,000.00
    SULTAN           WA   98294          5            01/28/00         00
    0431895069                           05           03/01/00          0
    0100349968                           O            02/01/30
    0


    3229466          736/G02             F           85,600.00         ZZ
                                         360         85,549.46          1
    1489 GUSTAVO STREET UNIT C         8.625            665.79         80
                                       8.375            665.79      107,000.00
    EL CAJON         CA   92019          1            02/03/00         00
    0431894096                           01           04/01/00          0
    0100441971                           O            03/01/30
    0


    3229962          736/G02             F          120,800.00         ZZ
                                         360        120,742.13          1
    1714 SCHUBERT COURT                9.625          1,026.79         80
                                       9.375          1,026.79      151,000.00
    GLENDALE HEIGHT  IL   60139          1            02/08/00         00
    0431894864                           05           04/01/00          0
    0100453794                           O            03/01/30
    0


    3229976          736/G02             F           98,000.00         ZZ
                                         360         97,945.05          1
    24704 ALPINE ROAD                  8.875            779.74         54
                                       8.625            779.74      183,000.00
1


    MONROE           OR   97456          5            02/01/00         00
    0431894781                           05           04/01/00          0
    0100445360                           O            03/01/30
    0


    3230156          736/G02             F           92,800.00         ZZ
                                         360         92,746.61          1
    3849 BELLVIEW ROAD                 8.750            730.06         80
                                       8.500            730.06      116,000.00
    SCHECKSVILLE     PA   18078          2            01/29/00         00
    0431895119                           05           04/01/00          0
    0100384684                           O            03/01/30
    0


    3230298          196/G02             F           61,600.00         ZZ
                                         360         61,540.73          1
    18619 RIDGEDALE DRIVE              9.625            523.60         80
                                       9.375            523.60       77,000.00
    MADERA           CA   93638          1            01/18/00         00
    0431869155                           05           03/01/00          0
    1360778                              N            02/01/30
    0


    3230321          637/G02             F           54,200.00         ZZ
                                         360         54,174.03          1
    416 SIXTH STREET                   9.625            460.70         70
                                       9.375            460.70       77,500.00
    PHILIPSBURG      PA   16866          1            02/08/00         00
    0431892173                           05           04/01/00          0
    0014554273                           N            03/01/30
    0


    3230397          196/G02             F          142,500.00         ZZ
                                         360        142,355.50          1
    341 GREENS VIEW DRIVE              9.375          1,185.25         56
                                       9.125          1,185.25      257,500.00
    ALGONQUIN        IL   60102          1            01/28/00         00
    0431869163                           05           03/01/00          0
    1360680                              O            02/01/30
    0


    3230448          196/G02             F           46,800.00         ZZ
                                         360         46,751.29          1
    1116 NORTH MALLORY STREET          9.250            385.01         90
                                       9.000            385.01       52,000.00
    HAMPTON          VA   23663          1            01/10/00         10
    0431869098                           05           03/01/00         25
    1358596                              N            02/01/30
    0
1




    3230695          B42/G02             F           85,000.00         ZZ
                                         360         84,802.22          1
    5166 A KIPULU PLACE                8.750            668.70         49
                                       8.500            668.70      175,000.00
    LAHAINA          HI   96761          5            11/18/99         00
    0431876523                           03           01/01/00          0
    99H35606                             O            12/01/29
    0


    3230801          736/G02             F           83,900.00         ZZ
                                         360         83,800.57          1
    7890 EAST SPRING STREET #4B        8.625            652.57         80
                                       8.375            652.57      104,900.00
    LONG BEACH       CA   90815          1            01/31/00         00
    0431895051                           02           03/01/00          0
    0100416577                           O            02/01/30
    0


    3230937          736/G02             F          114,400.00         ZZ
                                         360        114,012.42          1
    8032 SOUTHEAST BOISE STREET        8.625            889.80         80
                                       8.375            889.80      143,000.00
    PORTLAND         OR   97206          5            01/31/00         00
    0431894120                           05           03/01/00          0
    0100384171                           O            02/01/30
    0


    3231004          736/G02             F           75,500.00         ZZ
                                         360         75,458.75          1
    2186 WEST 5100 SOUTH               9.000            607.50         80
                                       8.750            607.50       95,000.00
    ROY              UT   84067          1            02/10/00         00
    0431876093                           05           04/01/00          0
    0100466093                           O            03/01/30
    0


    3231162          736/G02             F          315,000.00         ZZ
                                         360        314,809.17          1
    5512 THUNDERBIRD LANE              8.500          2,422.08         52
                                       8.250          2,422.08      615,000.00
    SAN DIEGO        CA   92037          2            02/01/00         00
    0431894088                           05           04/01/00          0
    0100414580                           O            03/01/30
    0


    3232040          K08/G02             F           43,000.00         ZZ
                                         360         42,979.94          1
1


    5909 WINIFRED DRIVE                9.750            369.44         51
                                       9.500            369.44       85,000.00
    FORT WORTH       TX   76133          5            02/16/00         00
    0411782410                           05           04/01/00          0
    0411782410                           O            03/01/30
    0


    3232043          K08/G02             F          186,000.00         ZZ
                                         360        185,906.08          1
    806 MOORE ROAD                     9.375          1,547.05         62
                                       9.125          1,547.05      300,000.00
    MANSFIELD        TX   76063          5            02/15/00         00
    0411806557                           05           04/01/00          0
    0411806557                           O            03/01/30
    0


    3232044          K08/G02             F           66,400.00         ZZ
                                         360         66,366.47          1
    99 SAINT PHILLIP STREET            9.375            552.28         95
    UNIT #305                          9.125            552.28       69,900.00
    CHARLESTON       SC   29403          1            02/22/00         14
    0411807217                           01           04/01/00         30
    0411807217                           O            03/01/30
    0


    3232047          K08/G02             F          108,000.00         ZZ
                                         360        107,946.88          4
    1301 QUAIL CIRCLE                  9.500            908.12         90
                                       9.250            908.12      120,000.00
    KILLEEN          TX   76541          1            02/18/00         14
    0411813108                           05           04/01/00         25
    0411813108                           N            03/01/30
    0


    3232052          K08/G02             F           85,500.00         ZZ
                                         360         85,461.15          4
    215 FOREST AVENUE                  9.875            742.44         90
                                       9.625            742.44       95,000.00
    CINCINNATI       OH   45229          1            02/22/00         04
    0411821796                           05           04/01/00         25
    0411821796                           N            03/01/30
    0


    3232053          K08/G02             F           45,000.00         ZZ
                                         360         44,978.44          1
    1500 NW 66 TERR                    9.625            382.50         60
                                       9.375            382.50       75,000.00
    MARGATE          FL   33063          5            02/16/00         00
    0411821804                           05           04/01/00          0
1


    0411821804                           O            03/01/30
    0


    3232059          K08/G02             F          292,300.00         ZZ
                                         360        292,148.47          1
    521 SAN JUAN DRIVE                 9.250          2,404.68         65
                                       9.000          2,404.68      450,000.00
    CORAL GABLES     FL   33143          5            02/15/00         00
    0411825425                           05           04/01/00          0
    0411825425                           O            03/01/30
    0


    3232067          K08/G02             F          231,000.00         ZZ
                                         360        230,867.10          4
    1857 SOUTH 500 EAST  UNIT A-D      8.750          1,817.28         90
                                       8.500          1,817.28      256,700.00
    SALT LAKE CITY   UT   84105          1            02/22/00         01
    0411834476                           05           04/01/00         25
    0411834476                           N            03/01/30
    0


    3232201          736/G02             F          157,500.00         ZZ
                                         360        157,062.12          4
    471 FLORIDA AVENUE N W             7.875          1,141.99         90
                                       7.625          1,141.99      175,000.00
    WASHINGTON       DC   20001          1            12/01/99         10
    0431893817                           05           01/01/00         25
    100012707                            O            12/01/29
    0


    3232202          736/G02             F          199,550.00         ZZ
                                         360        199,325.43          1
    31525 STONEY CREEK DRIVE           8.875          1,587.71         80
                                       8.625          1,587.71      249,435.00
    LAKE ELSINORE    CA   92532          1            01/28/00         00
    0431894484                           05           03/01/00          0
    100060094                            O            02/01/30
    0


    3232203          736/G02             F          119,600.00         ZZ
                                         360        119,529.39          1
    1306 LOS LENTES                    8.625            930.24         80
                                       8.375            930.24      149,500.00
    LOS LUNAS        NM   87031          2            02/01/00         00
    0431894237                           05           04/01/00          0
    100252170                            O            03/01/30
    0


1


    3232204          736/G02             F          200,000.00         ZZ
                                         360        199,896.31          1
    10837 RAMPART  LANE                9.250          1,645.36         80
                                       9.000          1,645.36      250,000.00
    LITTLETON        CO   80125          1            02/04/00         00
    0431894617                           05           04/01/00          0
    100258805                            O            03/01/30
    0


    3232205          736/G02             F          169,000.00         ZZ
                                         360        168,902.76          1
    2505 CENTER ROAD                   8.750          1,329.53         49
                                       8.500          1,329.53      350,000.00
    NOVATO           CA   94947          5            02/03/00         00
    0431894203                           05           04/01/00          0
    100274042                            O            03/01/30
    0


    3232209          736/G02             F           98,400.00         ZZ
                                         360         98,348.98          1
    2703 TOPLEY AVENUE                 9.250            809.52         80
                                       9.000            809.52      123,000.00
    LAS CRUCES       NM   88005          2            02/04/00         00
    0431894799                           05           04/01/00          0
    100296623                            O            03/01/30
    0


    3232210          736/G02             F          194,520.00         ZZ
                                         360        194,246.50          1
    6850 STERLING DRIVE                9.250          1,600.27         80
                                       9.000          1,600.27      243,150.00
    SUWANEE          GA   30024          1            01/28/00         00
    0431895168                           03           03/01/00          0
    100343391                            O            02/01/30
    0


    3232213          736/G02             F          137,000.00         ZZ
                                         360        136,917.00          1
    902 DUNLIN FIELDS DRIVE            8.500          1,053.42         77
                                       8.250          1,053.42      180,000.00
    LAWRENCEVILLE    GA   30044          2            02/07/00         00
    0431894492                           03           04/01/00          0
    100350438                            O            03/01/30
    0


    3232214          736/G02             F          192,250.00         ZZ
                                         360        192,136.49          1
    16125 VASQUEZ WAY                  8.625          1,495.31         76
                                       8.375          1,495.31      255,000.00
1


    CANYON COUNTRY   CA   91351          1            02/02/00         00
    0431895143                           05           04/01/00          0
    100359686                            O            03/01/30
    0


    3232215          736/G02             F          223,200.00         ZZ
                                         360        222,942.22          1
    14018 YORK AVENUE                  8.750          1,755.92         80
                                       8.500          1,755.92      279,000.00
    POWAY            CA   92064          1            01/28/00         00
    0431894716                           05           03/01/00          0
    100361823                            O            02/01/30
    0


    3232216          736/G02             F          680,000.00         T
                                         360        679,214.67          1
    1271 PASEO LADERA                  8.750          5,349.57         80
                                       8.500          5,349.57      850,000.00
    ARROYO GRANDE    CA   93420          1            01/20/00         00
    0431894021                           05           03/01/00          0
    100362664                            O            02/01/30
    0


    3232217          736/G02             F          108,000.00         ZZ
                                         360        107,875.27          1
    2482 ZACHERY WOODS DRIVE           8.750            849.64         80
                                       8.500            849.64      135,000.00
    MARIETTA         GA   30064          1            01/31/00         00
    0431873157                           05           03/01/00          0
    100363258                            O            02/01/30
    0


    3232218          736/G02             F          241,600.00         ZZ
                                         360        241,313.67          1
    33 SHORECLIFF                      8.625          1,879.15         80
                                       8.375          1,879.15      302,000.00
    ALISO VIEJO ARE  CA   92656          5            01/24/00         00
    0431894633                           03           03/01/00          0
    100363811                            O            02/01/30
    0


    3232219          736/G02             F           70,000.00         ZZ
                                         360         69,959.72          1
    1498 OVERTON DRIVE                 8.750            550.70         67
                                       8.500            550.70      105,000.00
    MINERAL          VA   23117          5            02/02/00         00
    0431894955                           03           04/01/00          0
    100364132                            O            03/01/30
    0
1




    3232221          736/G02             F          100,000.00         ZZ
                                         360         99,890.33          1
    5 EVERGREEN LANE                   9.000            804.63         80
                                       8.750            804.63      125,000.00
    FESTUS           MO   63028          1            02/04/00         00
    0431894815                           03           03/01/00          0
    100368331                            O            02/01/30
    0


    3232222          736/G02             F           85,400.00         ZZ
                                         360         85,296.15          1
    780 GAILEEN WAY                    8.500            656.66         70
                                       8.250            656.66      122,000.00
    HARRISBURG       OR   97446          5            02/02/00         00
    0431875814                           05           03/01/00          0
    100372325                            O            02/01/30
    0


    3232223          736/G02             F          113,200.00         ZZ
                                         360        113,069.26          1
    9227 FLORENCE AVE UNIT 28          8.750            890.55         80
                                       8.500            890.55      141,500.00
    DOWNEY           CA   90240          1            01/12/00         00
    0431894294                           01           03/01/00          0
    100372549                            O            02/01/30
    0


    3232224          736/G02             F          137,000.00         ZZ
                                         360        136,921.18          1
    5645 EAST VAN DUSEN ROAD           8.750          1,077.78         78
                                       8.500          1,077.78      176,500.00
    HARRISON         ID   83833          2            02/04/00         00
    0431893858                           05           04/01/00          0
    100372572                            O            03/01/30
    0


    3232225          736/G02             F           85,000.00         ZZ
                                         360         84,949.81          1
    1248 U.S. HIGHWAY 46               8.625            661.13         57
                                       8.375            661.13      150,000.00
    GOODING          ID   83330          5            02/07/00         00
    0431895002                           05           04/01/00          0
    100376946                            O            03/01/30
    0


    3232226          736/G02             F          208,000.00         ZZ
                                         360        207,883.38          1
1


    212 FIRELIGHT COURT                8.875          1,654.95         80
                                       8.625          1,654.95      260,000.00
    SANTA ROSA       CA   95403          1            02/08/00         00
    0431894971                           03           04/01/00          0
    100377480                            O            03/01/30
    0


    3232227          736/G02             F           99,350.00         ZZ
                                         360         99,292.84          1
    12205 BISHOPSFORD DRIVE            8.750            781.59         80
                                       8.500            781.59      124,205.00
    TAMPA            FL   33626          1            02/08/00         00
    0431895135                           03           04/01/00          0
    100379627                            O            03/01/30
    0


    3232229          736/G02             F          120,000.00         ZZ
                                         360        119,861.40          1
    7661 HILLHAVEN COURT               8.750            944.05         80
                                       8.500            944.05      150,000.00
    ANTELOPE         CA   95843          1            01/27/00         00
    0431895010                           05           03/01/00          0
    100384395                            O            02/01/30
    0


    3232231          736/G02             F          523,600.00         ZZ
                                         360        523,266.11          1
    50 COLONY CROSSING                 8.250          3,933.64         80
                                       8.000          3,933.64      654,583.00
    EDGEWATER        MD   21037          2            02/04/00         00
    0431894427                           02           04/01/00          0
    100385715                            O            03/01/30
    0


    3232235          736/G02             F          105,000.00         ZZ
                                         360        104,875.57          1
    8940 11TH AVE SOUTH                8.625            816.68         79
                                       8.375            816.68      134,000.00
    BLOOMINGTON      MN   55420          2            02/01/00         00
    0431894450                           05           03/01/00          0
    100396860                            O            02/01/30
    0


    3232243          736/G02             F          125,000.00         ZZ
                                         360        124,928.08          1
    1938 VERDUGO KNOLLS DRIVE          8.750            983.38         27
                                       8.500            983.38      475,000.00
    GLENDALE         CA   91208          5            02/09/00         00
    0431894740                           05           04/01/00          0
1


    100418425                            O            03/01/30
    0


    3232244          736/G02             F          130,000.00         ZZ
                                         360        129,925.20          1
    3662 WEST 8070 SOUTH               8.750          1,022.72         76
                                       8.500          1,022.72      172,000.00
    WEST JORDAN      UT   84088          2            02/08/00         00
    0431894419                           05           04/01/00          0
    100421296                            O            03/01/30
    0


    3232246          736/G02             F          278,400.00         ZZ
                                         360        278,247.93          1
    3838 ALBATROSS STREET              9.000          2,240.07         68
                                       8.750          2,240.07      410,000.00
    SAN DIEGO        CA   92103          5            02/03/00         00
    0431893973                           05           04/01/00          0
    100424886                            O            03/01/30
    0


    3232248          736/G02             F          499,850.00         ZZ
                                         360        499,569.77          1
    540 PACIFIC ROAD                   8.875          3,977.04         80
                                       8.625          3,977.04      624,858.00
    CORONA           CA   91719          1            02/01/00         00
    0431894997                           05           04/01/00          0
    100427632                            O            03/01/30
    0


    3232249          736/G02             F          121,600.00         ZZ
                                         360        121,528.20          1
    12-A BENT TREE COURT               8.625            945.80         80
                                       8.375            945.80      152,000.00
    WATSONVILLE      CA   95076          1            02/03/00         00
    0431894625                           01           04/01/00          0
    100429190                            O            03/01/30
    0


    3232250          736/G02             F          148,000.00         ZZ
                                         360        147,837.69          1
    1307 WEST MORNING VISTA DRIVE      9.000          1,190.85         80
                                       8.750          1,190.85      185,000.00
    TAYLORSVILLE     UT   84123          2            02/02/00         00
    0431893866                           05           03/01/00          0
    100430719                            O            02/01/30
    0


1


    3232254          736/G02             F           50,000.00         ZZ
                                         360         49,969.71          1
    13164 LINCOLN WAY                  8.500            384.46         40
                                       8.250            384.46      127,000.00
    AUBURN           CA   95603          5            02/02/00         00
    0431894328                           05           04/01/00          0
    100441500                            O            03/01/30
    0


    3232258          736/G02             F          134,400.00         ZZ
                                         360        134,322.67          1
    107 DEL PRESIDENTE                 8.750          1,057.33         80
                                       8.500          1,057.33      170,000.00
    SAN CLEMENTE     CA   92672          1            02/07/00         00
    0431894153                           01           04/01/00          0
    100446897                            O            03/01/30
    0


    3232261          736/G02             F          215,950.00         ZZ
                                         360        215,825.76          1
    200 BRIGHTON DRIVE                 8.750          1,698.88         80
                                       8.500          1,698.88      269,950.00
    VALLEJO          CA   94591          1            02/03/00         00
    0431894062                           05           04/01/00          0
    100456011                            O            03/01/30
    0


    3232262          736/G02             F          176,900.00         ZZ
                                         360        176,790.04          1
    1615 WEST CRIS AVENUE              8.375          1,344.57         77
                                       8.125          1,344.57      230,000.00
    ANAHEIM          CA   92802          2            02/03/00         00
    0431894195                           05           04/01/00          0
    100460468                            O            03/01/30
    0


    3232263          736/G02             F          392,000.00         ZZ
                                         360        391,785.87          1
    45850 VIA VAQUERO ROAD             9.000          3,154.13         70
                                       8.750          3,154.13      560,000.00
    TEMECULA         CA   92590          5            02/03/00         00
    0431893825                           03           04/01/00          0
    100464072                            O            03/01/30
    0


    3232264          736/G02             F           65,000.00         ZZ
                                         360         64,960.62          1
    29057 PEBBLE BEACH DRIVE           8.500            499.80         60
                                       8.250            499.80      109,000.00
1


    SUN CITY         CA   92586          5            02/04/00         00
    0431894823                           05           04/01/00          0
    100465723                            O            03/01/30
    0


    3232266          736/G02             F          105,600.00         ZZ
                                         360        105,542.31          1
    11315 PARKGREEN LANE               9.000            849.69         80
                                       8.750            849.69      132,000.00
    GARDEN GROVE     CA   92843          1            02/08/00         00
    0431894518                           01           04/01/00          0
    100470079                            O            03/01/30
    0


    3232267          736/G02             F          196,000.00         ZZ
                                         360        195,890.11          1
    6555 W. 91ST. ST.                  8.875          1,559.47         80
                                       8.625          1,559.47      245,000.00
    OAK LAWN         IL   60453          2            02/07/00         00
    0431894005                           05           04/01/00          0
    100470673                            O            03/01/30
    0


    3232268          736/G02             F          128,000.00         ZZ
                                         360        127,924.42          1
    0094 ASPEN CIRCLE                  8.625            995.58         60
                                       8.375            995.58      215,000.00
    SOUTH FORK       CO   81154          2            02/09/00         00
    0431894922                           05           04/01/00          0
    100476431                            O            03/01/30
    0


    3232269          736/G02             F           75,500.00         ZZ
                                         360         75,457.67          2
    8646 SOUTH 60 EAST                 8.875            600.72         59
                                       8.625            600.72      129,000.00
    SANDY            UT   84070          5            02/09/00         00
    0431894989                           02           04/01/00          0
    100491588                            O            03/01/30
    0


    3232396          736/G02             F          120,000.00         ZZ
                                         360        119,932.72          1
    1515 MORAGA DRIVE                  8.875            954.78         80
                                       8.625            954.78      150,000.00
    SANTA ROSA       CA   95404          1            02/01/00         00
    0431894039                           05           04/01/00          0
    0100417294                           O            03/01/30
    0
1




    3232415          736/G02             F          100,000.00         ZZ
                                         360         99,939.41          1
    2206 VIRGIN WOOD SE                8.500            768.92         77
                                       8.250            768.92      130,000.00
    RIO RANCHO       NM   87124          2            02/03/00         00
    0431876176                           05           04/01/00          0
    0100449396                           O            03/01/30
    0


    3234279          637/G02             F          115,200.00         ZZ
                                         360        115,094.89          1
    575 SUNCOOK VALLEY HWY             9.875          1,000.34         90
                                       9.625          1,000.34      128,000.00
    EPSOM            NH   03234          1            02/01/00         01
    0431872191                           05           03/01/00         25
    0016660193                           N            02/01/30
    0


    3235395          K08/G02             F          102,750.00         ZZ
                                         360        102,703.32          4
    3107 6TH STREET NORTH              9.875            892.23         79
                                       9.625            892.23      131,000.00
    MINNEAPOLIS      MN   55411          2            02/23/00         00
    0411809346                           05           04/01/00          0
    0411809346                           N            03/01/30
    0


    3235400          K08/G02             F          158,000.00         ZZ
                                         360        157,913.70          1
    10 GOLD CREEK CROSSING             9.000          1,271.30         80
                                       8.750          1,271.30      198,000.00
    BLACK MOUNTAIN   NC   28711          2            02/17/00         00
    0411821895                           05           04/01/00          0
    0411821895                           O            03/01/30
    0


    3235412          K08/G02             F           83,500.00         ZZ
                                         360         83,456.72          1
    11505 KNOLLPARK DRIVE              9.250            686.93         63
                                       9.000            686.93      133,500.00
    AUSTIN           TX   78758          1            02/23/00         00
    0411840143                           05           04/01/00          0
    0411840143                           O            03/01/30
    0


    3235983          E82/G02             F           45,400.00         ZZ
                                         360         45,377.67          3
1


    140-142 LILAC STREET               9.500            381.75         88
                                       9.250            381.75       52,000.00
    SYRACUSE         NY   13208          1            02/28/00         04
    0400252441                           05           04/01/00         25
    0400252441                           N            03/01/30
    0


    3235989          E82/G02             F           84,100.00         ZZ
                                         360         84,051.61          1
    2100 PARKWAY AVENUE                8.750            661.62         80
                                       8.500            661.62      105,175.00
    SHAKOPEE         MN   55379          1            02/24/00         00
    0400182952                           01           04/01/00          0
    0400182952                           O            03/01/30
    0


    3236995          K88/G02             F          260,000.00         ZZ
                                         360        259,872.10          1
    16 LAURENCE COURT                  9.500          2,186.23         73
                                       9.250          2,186.23      359,000.00
    CLOSTER          NJ   07624          2            02/18/00         00
    0431872993                           05           04/01/00          0
    25049                                O            03/01/30
    0


    3237876          737/G02             F           31,500.00         ZZ
                                         360         31,500.00          2
    1558 - 1562 SOUTH 13TH STREET      9.875            273.53         90
                                       9.625            273.53       35,000.00
    MILWAUKEE        WI   53204          1            03/07/00         12
    0431922830                           05           05/01/00         25
    963476                               N            04/01/30
    0


    3238890          K08/G02             F           43,500.00         ZZ
                                         360         43,480.24          3
    1528 N. TACOMA ST                  9.875            377.73         75
                                       9.625            377.73       58,000.00
    INDIANAPOLIS     IN   46201          5            02/24/00         00
    0411831464                           05           04/01/00          0
    0411831464                           N            03/01/30
    0


    3239001          696/G02             F          280,000.00         ZZ
                                         360        279,830.37          1
    6186 TREYWOOD LANE                 8.500          2,152.96         71
                                       8.250          2,152.96      396,786.00
    MANASSAS         VA   20112          1            02/25/00         00
    0431873975                           03           04/01/00          0
1


    22399111                             O            03/01/30
    0


    3239061          E82/G02             F          660,000.00         ZZ
                                         360        659,675.36          3
    126 SOUTH OXFORD STREET            9.500          5,549.64         90
                                       9.250          5,549.64      735,000.00
    BROOKLYN         NY   11217          1            02/29/00         04
    0400255006                           05           04/01/00         25
    0400255006                           O            03/01/30
    0


    3240148          G52/G02             F          130,400.00         ZZ
                                         360        130,334.15          3
    907 EAST 7TH STREET                9.375          1,084.60         80
                                       9.125          1,084.60      163,000.00
    TUCSON           AZ   85719          2            02/11/00         00
    0431892363                           05           04/01/00          0
    95000213                             N            03/01/30
    0


    3240919          076/076             F           21,600.00         ZZ
                                         360         21,576.93          1
    12363 ABRAMS ROAD #534             9.125            175.74         90
                                       8.875            175.74       24,000.00
    DALLAS           TX   75243          1            01/27/00         12
    6770363                              01           03/01/00         25
    6770363                              N            02/01/30
    0


    3240920          076/076             F           21,600.00         ZZ
                                         360         21,576.93          1
    12363  ABRAMS ROAD UNIT #535       9.125            175.74         90
                                       8.875            175.74       24,000.00
    DALLAS           TX   75243          1            01/27/00         10
    6770364                              01           03/01/00         25
    6770364                              N            02/01/30
    0


    3240921          076/076             F           21,600.00         ZZ
                                         360         21,576.93          1
    12363 ABRAMS ROAD UNITE #633       9.125            175.74         90
                                       8.875            175.74       24,000.00
    DALLAS           TX   75243          1            01/27/00         12
    6770365                              01           03/01/00         25
    6770365                              N            02/01/30
    0


1


    3240922          076/076             F           21,600.00         ZZ
                                         360         21,576.93          1
    12363  ABRAMS RD #636              9.125            175.74         90
                                       8.875            175.74       24,000.00
    DALLAS           TX   75243          1            01/27/00         10
    6770366                              01           03/01/00         25
    6770366                              N            02/01/30
    0


    3240923          076/076             F           21,600.00         ZZ
                                         360         21,576.93          1
    12375 ABRAMS ROAD #724             9.125            175.74         90
                                       8.875            175.74       24,000.00
    DALLAS           TX   75243          1            01/27/00         12
    6770367                              01           03/01/00         25
    6770367                              N            02/01/30
    0


    3240924          076/076             F           56,000.00         ZZ
                                         360         55,936.96          1
    5341 BROOKFIELD CIRCLE             8.875            445.57         23
                                       8.625            445.57      251,542.00
    ROCKLIN          CA   95677          1            01/13/00         00
    8866276                              05           03/01/00          0
    8866276                              O            02/01/30
    0


    3240925          076/076             F           74,700.00         ZZ
                                         360         74,615.93          1
    31270 JOHN WALLACE ROAD            8.875            594.35         90
    UNIT 311                           8.625            594.35       83,000.00
    EVERGREEN        CO   80439          1            01/31/00         10
    9331307                              01           03/01/00         25
    9331307                              N            02/01/30
    0


    3240926          076/076             F          150,000.00         ZZ
                                         360        149,835.51          1
    78 MARSHALL STREET                 9.000          1,206.94         56
                                       8.750          1,206.94      270,000.00
    PAXTON           MA   01612          2            01/27/00         00
    9399025                              05           03/01/00          0
    9399025                              O            02/01/30
    0


    3240927          076/076             F          115,000.00         ZZ
                                         360        114,883.40          2
    26105   CANAL ROAD                 9.375            956.51         79
                                       9.125            956.51      146,000.00
1


    ORANGE BEACH     AL   36561          2            01/28/00         00
    9459755                              05           03/01/00          0
    9459755                              N            02/01/30
    0


    3240928          076/076             F          250,000.00         ZZ
                                         360        249,542.43          1
    1137  W BECK LANE                  8.500          1,922.28         80
                                       8.250          1,922.28      315,000.00
    PHOENIX          AZ   85023          5            12/23/99         00
    9533103                              05           02/01/00          0
    9533103                              O            01/01/30
    0


    3240929          076/076             F          210,000.00         ZZ
                                         360        209,581.01          1
    4283 AUTUMN RIDGE                  8.625          1,633.36         70
                                       8.375          1,633.36      300,000.00
    SAGINAW          MI   48603          1            01/21/00         00
    9647328                              05           03/01/00          0
    9647328                              O            02/01/30
    0


    3240931          076/076             F           75,400.00         ZZ
                                         360         75,298.57          1
    12 CHARLES CIRCLE                  9.375            627.14         65
                                       9.125            627.14      116,000.00
    HIGHGATE CENTER  VT   05459          5            01/31/00         00
    9987725                              05           03/01/00          0
    9987725                              N            02/01/30
    0


    3240932          076/076             F          129,600.00         ZZ
                                         360        129,468.59          2
    2 CHARLES CIRCLE                   9.375          1,077.95         80
                                       9.125          1,077.95      162,000.00
    HIGHGATE CENTER  VT   05459          2            01/31/00         00
    9987727                              05           03/01/00          0
    9987727                              N            02/01/30
    0


    3240933          076/076             F          216,400.00         ZZ
                                         360        216,150.09          1
    12 CONRAD COURT                    8.750          1,702.42         80
                                       8.500          1,702.42      270,525.00
    BAYVILLE         NJ   08721          1            01/20/00         00
    1743673                              03           03/01/00          0
    1743673                              O            02/01/30
    0
1




    3242096          K08/G02             F          274,400.00         ZZ
                                         360        274,246.17          1
    7 SCHAFF ROAD                      8.875          2,183.25         90
                                       8.625          2,183.25      304,900.00
    ALEXANDRIA TWP   NJ   08804          1            02/25/00         01
    0411793771                           05           04/01/00         25
    0411793771                           O            03/01/30
    0


    3242098          K08/G02             F          125,900.00         ZZ
                                         360        125,842.80          4
    1211-1217 SIMONTON AVENUE          9.875          1,093.25         90
                                       9.625          1,093.25      139,900.00
    MIAMISBURG       OH   45342          1            02/25/00         01
    0411798325                           05           04/01/00         25
    0411798325                           N            03/01/30
    0


    3242112          K08/G02             F          128,000.00         ZZ
                                         360        127,937.04          1
    2430 HEARST AVENUE                 9.500          1,076.29         53
                                       9.250          1,076.29      245,000.00
    OAKLAND          CA   94602          5            02/17/00         00
    0411823404                           05           04/01/00          0
    0411823404                           N            03/01/30
    0


    3242113          K08/G02             F           75,100.00         ZZ
                                         360         75,057.90          1
    108 CREEK COURT                    8.875            597.53         80
                                       8.625            597.53       93,900.00
    SMYRNA           TN   37167          1            02/25/00         00
    0411823982                           05           04/01/00          0
    0411823982                           O            03/01/30
    0


    3242119          K08/G02             F           50,000.00         ZZ
                                         360         49,973.39          1
    870 U.S. HIGHWAY 395 NORTH         9.125            406.82         38
                                       8.875            406.82      135,000.00
    CARSON CITY      NV   89704          5            02/17/00         00
    0411832777                           05           04/01/00          0
    0411832777                           O            03/01/30
    0


    3242120          K08/G02             F           55,000.00         ZZ
                                         360         54,973.66          1
1


    15 SAWMILL ROAD, UNIT # 15         9.625            467.49         87
                                       9.375            467.49       63,950.00
    BRICK            NJ   08723          1            02/25/00         04
    0411838295                           01           04/01/00         25
    0411838295                           N            03/01/30
    0


    3243171          A06/G02             F           67,200.00         ZZ
                                         360         67,169.46          2
    823 BEARD                          9.875            583.54         80
                                       9.625            583.54       84,000.00
    PORT HURON       MI   48060          5            02/25/00         00
    0431898634                           05           04/01/00          0
    1000010002090                        N            03/01/30
    0


    3243265          588/G02             F          170,000.00         ZZ
                                         360        168,380.32          1
    1223 RHEADS DRIVE                  8.750          1,337.39         90
                                       8.500          1,337.39      189,900.00
    MONTGOMERY TOWN  NJ   08502          1            09/29/99         04
    0431920792                           01           11/01/99         25
    1010184                              O            10/01/29
    0


    3243302          F42/G02             F          112,500.00         ZZ
                                         360        112,448.88          3
    133 MYRTLE AVENUE                  9.875            976.90         90
                                       9.625            976.90      125,000.00
    JERSEY CITY      NJ   07305          1            02/23/00         10
    0431880822                           05           04/01/00         25
    NJ02733                              N            03/01/30
    0


    3243611          074/G02             F          137,250.00         ZZ
                                         360        137,099.51          4
    10-12 KILBURN COURT                9.000          1,104.34         90
                                       8.750          1,104.34      152,500.00
    NEWPORT          RI   02840          1            01/24/00         01
    0431893387                           05           03/01/00         25
    1814093186                           N            02/01/30
    0


    3243612          074/G02             F          175,500.00         ZZ
                                         360        175,317.32          3
    323-327 ESSEX STREET               9.250          1,443.80         90
                                       9.000          1,443.80      196,000.00
    WHITMAN          MA   02382          1            01/28/00         01
    0431893395                           05           03/01/00         25
1


    1811100514                           O            02/01/30
    0


    3243613          074/G02             F           72,450.00         ZZ
                                         360         72,322.21          3
    108 ILLINOIS STREET                9.125            589.48         90
                                       8.875            589.48       80,500.00
    WORCESTER        MA   01603          1            01/19/00         01
    0431893403                           05           03/01/00         25
    1811099700                           N            02/01/30
    0


    3243615          074/G02             F           71,900.00         ZZ
                                         360         71,821.17          2
    1124-1126 ROGERS DRIVE             9.000            578.52         85
                                       8.750            578.52       85,000.00
    SPRINGFIELD      OH   45503          2            01/24/00         04
    0431893411                           05           03/01/00         25
    1620003049                           N            02/01/30
    0


    3243616          074/G02             F          330,000.00         ZZ
                                         360        329,665.41          1
    1551 COURTNEY AVENUE               9.375          2,744.77         75
                                       9.125          2,744.77      440,000.00
    LOS ANGELES      CA   90046          1            01/05/00         00
    0431893429                           05           03/01/00          0
    1596153070                           N            02/01/30
    0


    3243617          074/G02             F        1,000,000.00         ZZ
                                         360        999,012.34          1
    577 PERUGIA WAY                    9.500          8,408.55         31
                                       9.250          8,408.55    3,300,000.00
    LOS ANGELES      CA   90077          2            01/10/00         00
    0431893437                           05           03/01/00          0
    1596152838                           O            02/01/30
    0


    3243619          074/G02             F          521,600.00         ZZ
                                         360        521,329.59          1
    1927 LE FLORE DRIVE                9.250          4,291.08         80
                                       9.000          4,291.08      652,000.00
    LA HABRA HEIGHT  CA   90631          1            02/02/00         00
    0431893452                           05           04/01/00          0
    1595196270                           O            03/01/30
    0


1


    3243620          074/G02             F          361,300.00         ZZ
                                         360        360,849.28          1
    778 CALLE DE SOTO                  8.375          2,746.15         80
                                       8.125          2,746.15      451,653.00
    SAN MARCOS       CA   92069          1            01/12/00         00
    0431893460                           03           03/01/00          0
    1595191379                           O            02/01/30
    0


    3243621          074/G02             F          308,000.00         ZZ
                                         360        307,670.94          1
    20244 OCEAN KEY DRIVE              9.125          2,505.99         80
                                       8.875          2,505.99      385,000.00
    BOCA RATON       FL   33498          1            02/04/00         00
    0431893478                           03           03/01/00          0
    1589415223                           O            02/01/30
    0


    3243622          074/G02             F          131,100.00         ZZ
                                         360        130,970.52          4
    375 SW 19TH AVENUE                 9.500          1,102.36         95
                                       9.250          1,102.36      138,000.00
    MIAMI            FL   33135          1            01/21/00         14
    0431893486                           05           03/01/00         30
    1589413750                           O            02/01/30
    0


    3243623          074/G02             F           89,900.00         ZZ
                                         360         89,817.97          3
    300 SE 9TH AVENUE                  9.875            780.65         58
                                       9.625            780.65      156,000.00
    POMPANO BEACH    FL   33060          5            01/24/00         00
    0431893494                           05           03/01/00          0
    1589411572                           N            02/01/30
    0


    3243624          074/G02             F           45,000.00         ZZ
                                         360         44,948.03          1
    2225 NE 123RD STREET UNIT 205      8.750            354.02         90
                                       8.500            354.02       50,000.00
    NORTH MIAMI      FL   33181          1            01/21/00         14
    0431893502                           01           03/01/00         25
    1589410977                           N            02/01/30
    0


    3243627          074/074             F          112,500.00         ZZ
                                         360        112,376.62          3
    221 E 17TH AVENUE                  9.000            905.21         88
                                       8.750            905.21      128,750.00
1


    WILDWOOD         NJ   08260          1            01/28/00         14
    1587285149                           05           03/01/00         25
    1587285149                           N            02/01/30
    0


    3243631          074/G02             F          301,000.00         ZZ
                                         360        300,708.90          1
    14240 W BRAEMORE CLOSE             9.625          2,558.47         60
                                       9.375          2,558.47      510,000.00
    GREEN OAKS       IL   60048          2            01/28/00         00
    0431893510                           05           03/01/00          0
    1583265730                           O            02/01/30
    0


    3243632          074/G02             F          330,000.00         ZZ
                                         360        324,365.23          1
    1801 VOLLMER ROAD                  9.625          2,804.97         52
                                       9.375          2,804.97      635,000.00
    FLOSSMOOR        IL   60422          2            01/19/00         00
    0431893528                           05           03/01/00          0
    1583265729                           O            02/01/30
    0


    3243633          074/G02             F          459,950.00         ZZ
                                         360        459,519.06          1
    7528 ZANZIBAR LANE                 9.750          3,951.69         80
                                       9.500          3,951.69      574,949.00
    MAPLE GROVE      MN   55311          1            01/28/00         00
    0431893536                           05           03/01/00          0
    1583263790                           O            02/01/30
    0


    3243634          074/G02             F          430,000.00         ZZ
                                         360        429,597.13          1
    11136 TANGLEWOOD LN NORTH          9.750          3,694.37         80
                                       9.500          3,694.37      538,000.00
    CHAMPLIN         MN   55316          1            02/02/00         00
    0431893544                           05           03/01/00          0
    1583263778                           O            02/01/30
    0


    3243635          074/G02             F          357,000.00         ZZ
                                         360        356,665.52          1
    3380 HILLSIDE COURT                9.750          3,067.19         75
                                       9.500          3,067.19      476,000.00
    WOODRIDGE        IL   60517          2            01/24/00         00
    0431893551                           05           03/01/00          0
    1583248956                           O            02/01/30
    0
1




    3243636          074/G02             F           42,650.00         ZZ
                                         360         42,629.56          4
    1120 GORDON STREET                 9.625            362.53         88
                                       9.375            362.53       49,000.00
    TOLEDO           OH   43609          1            02/04/00         14
    0431893569                           05           04/01/00         25
    1581377641                           N            03/01/30
    0


    3243637          074/G02             F          112,400.00         ZZ
                                         360        112,294.69          4
    15220-15222 SARANAC ROAD           9.750            965.69         90
                                       9.500            965.69      124,900.00
    CLEVELAND        OH   44110          1            01/27/00         14
    0431893577                           05           03/01/00         25
    1581376456                           N            02/01/30
    0


    3243638          074/G02             F           22,500.00         ZZ
                                         360         22,477.77          1
    2044 RUGBY ROAD                    9.500            189.20         90
                                       9.250            189.20       25,000.00
    DAYTON           OH   45406          1            01/21/00         01
    0431893585                           05           03/01/00         25
    1581374213                           N            02/01/30
    0


    3243639          074/G02             F           54,000.00         ZZ
                                         360         53,946.67          2
    1731-1733 EUCLID AVENUE            9.500            454.06         90
                                       9.250            454.06       60,000.00
    LORAIN           OH   44052          1            01/09/00         01
    0431893593                           05           03/01/00         25
    1581373775                           N            02/01/30
    0


    3243640          074/G02             F           31,500.00         ZZ
                                         360         31,468.89          2
    695 BROWN STREET                   9.500            264.87         90
                                       9.250            264.87       35,000.00
    AKRON            OH   44311          1            01/31/00         10
    0431893601                           05           03/01/00         25
    1581373017                           N            02/01/30
    0


    3243642          074/G02             F           15,750.00         ZZ
                                         360         15,734.44          1
1


    20218 SYRACUSE                     9.500            132.44         90
                                       9.250            132.44       17,500.00
    DETROIT          MI   48234          1            01/28/00         14
    0431893627                           05           03/01/00         25
    1581372885                           N            02/01/30
    0


    3243645          074/G02             F           49,500.00         ZZ
                                         360         49,320.84          1
    626 W FRANKLIN STRE                9.375            411.72         90
                                       9.125            411.72       55,000.00
    ELKHART          IN   46516          1            08/10/99         14
    0431893643                           05           10/01/99         25
    1581328497                           N            09/01/29
    0


    3243646          074/G02             F           83,500.00         ZZ
                                         360         83,408.44          4
    33-35 HUDSON STREET                9.000            671.86         90
                                       8.750            671.86       93,000.00
    SAINT ALBANS     VT   05478          1            01/22/00         11
    0431893668                           05           03/01/00         25
    1580184085                           N            02/01/30
    0


    3243647          074/G02             F           49,500.00         ZZ
                                         360         49,445.72          1
    19 SUTHERLAND DRIVE                9.000            398.29         90
                                       8.750            398.29       55,000.00
    NEWNAN           GA   30263          1            01/19/00         11
    0431893684                           05           03/01/00         25
    1577296014                           N            02/01/30
    0


    3243648          074/G02             F          211,500.00         ZZ
                                         360        211,279.86          4
    1859 RUTHERFORD AVE                9.250          1,739.96         90
                                       9.000          1,739.96      235,000.00
    LOUISVILLE       KY   40205          1            01/19/00         14
    0431893692                           05           03/01/00         25
    1577294880                           N            02/01/30
    0


    3243649          074/G02             F          185,250.00         ZZ
                                         360        185,030.46          3
    2145 A-C ACRES COUNTRY WALKWAY     8.625          1,440.86         95
                                       8.375          1,440.86      195,000.00
    CONYERS          GA   30013          1            01/14/00         14
    0431893718                           05           03/01/00         30
1


    1577294700                           O            02/01/30
    0


    3243650          074/G02             F           40,500.00         ZZ
                                         360         40,455.57          1
    4701 FLAT SHOALS ROAD #1G          9.000            325.88         90
                                       8.750            325.88       45,000.00
    UNION CITY       GA   30291          1            01/19/00         14
    0431893726                           05           03/01/00         25
    1577293810                           N            02/01/30
    0


    3243651          074/G02             F          300,000.00         ZZ
                                         360        299,818.25          1
    8549 PRESTWICK DRIV                8.500          2,306.75         32
                                       8.250          2,306.75      950,000.00
    SAN DIEGO        CA   92037          1            02/04/00         00
    0431893734                           05           04/01/00          0
    1567297509                           O            03/01/30
    0


    3243652          074/G02             F          263,200.00         ZZ
                                         360        262,911.38          1
    28236 GLENMEADE WAY                9.000          2,117.77         80
                                       8.750          2,117.77      329,000.00
    ESCONDIDO        CA   92026          1            01/25/00         00
    0431893742                           03           03/01/00          0
    1567297010                           O            02/01/30
    0


    3243653          074/G02             F          300,000.00         ZZ
                                         360        299,616.08          1
    13645 GLENCLIFF WAY                8.250          2,253.80         42
                                       8.000          2,253.80      730,000.00
    SAN DIEGO        CA   92130          1            01/24/00         00
    0431893759                           03           03/01/00          0
    1567296426                           O            02/01/30
    0


    3243656          074/G02             F          333,000.00         ZZ
                                         360        332,696.16          1
    33733 NE 122ND STREET              9.875          2,891.61         70
                                       9.625          2,891.61      478,800.00
    CARNATION        WA   98014          5            01/21/00         00
    0431893775                           03           03/01/00          0
    1565267992                           O            02/01/30
    0


1


    3243657          074/G02             F          441,000.00         ZZ
                                         360        440,575.76          1
    44148 GLENDORA DRIV                9.625          3,748.46         78
                                       9.375          3,748.46      570,000.00
    FREMONT          CA   94539          2            01/14/00         00
    0431893783                           03           03/01/00          0
    1561465688                           O            02/01/30
    0


    3243659          074/G02             F          300,000.00         ZZ
                                         360        299,711.41          1
    1710 30TH AVENUE                   9.625          2,549.97         80
                                       9.375          2,549.97      375,000.00
    SAN FRANCISCO    CA   94122          1            01/27/00         00
    0431893791                           05           03/01/00          0
    1557045190                           O            02/01/30
    0


    3243660          074/G02             F          375,000.00         T
                                         360        374,629.62          1
    747 S GALENA STREET UNIT 303       9.500          3,153.21         75
                                       9.250          3,153.21      500,000.00
    ASPEN            CO   81611          1            01/20/00         00
    0431893809                           01           03/01/00          0
    1557044722                           O            02/01/30
    0


    3243661          074/G02             F          336,000.00         ZZ
                                         360        335,591.46          1
    8118 VINTAGE CREEK                 8.500          2,583.55         80
                                       8.250          2,583.55      420,000.00
    SPRING           TX   77379          1            01/19/00         00
    0431893841                           03           03/01/00          0
    1539048890                           O            02/01/30
    0


    3243664          074/G02             F          377,600.00         ZZ
                                         360        377,175.05          1
    4325 AVONDALE AVENUE               8.875          3,004.36         80
                                       8.625          3,004.36      472,000.00
    DALLAS           TX   75219          1            01/27/00         00
    0431893890                           05           03/01/00          0
    1524053422                           O            02/01/30
    0


    3243665          074/G02             F           61,200.00         ZZ
                                         360         61,104.08          3
    2329 10TH COURT S                  9.250            503.48         90
                                       9.000            503.48       68,000.00
1


    BIRMINGHAM       AL   35205          1            12/30/99         11
    0431893924                           05           02/01/00         25
    1511449759                           N            01/01/30
    0


    3243666          074/074             F          236,550.00         ZZ
                                         360        236,316.38          3
    892 WILLOUGHBY AVEN                9.500          1,989.04         95
                                       9.250          1,989.04      249,000.00
    BROOKLYN         NY   11221          1            01/20/00         12
    1503741198                           05           03/01/00         30
    1503741198                           O            02/01/30
    0


    3243668          074/074             F          236,550.00         ZZ
                                         360        236,316.38          3
    1062 CYPRESS AVENUE                9.500          1,989.04         95
                                       9.250          1,989.04      249,000.00
    RIDGEWOOD        NY   11385          1            01/13/00         11
    1503736653                           05           03/01/00         30
    1503736653                           O            02/01/30
    0


    3243669          074/074             F          256,500.00         ZZ
                                         360        256,253.26         10
    250 W 22ND STREET 2                9.625          2,180.22         89
                                       9.375          2,180.22      290,000.00
    NEW YORK         NY   10011          1            01/20/00         04
    1503729330                           11           03/01/00         25
    1503729330                           O            02/01/30
    0


    3243670          074/074             F          301,500.00         ZZ
                                         360        301,202.22          4
    3198 THIRD AVENUE                  9.500          2,535.18         90
                                       9.250          2,535.18      335,000.00
    BRONX            NY   10456          1            01/07/00         12
    1503676416                           05           03/01/00         25
    1503676416                           O            02/01/30
    0


    3243671          074/G02             F           54,000.00         ZZ
                                         360         53,968.12          2
    3826 BELL STREET                   8.625            420.01         90
                                       8.375            420.01       60,000.00
    KANSAS CITY      MO   64111          1            02/08/00         04
    0431894104                           05           04/01/00         25
    1456031268                           N            03/01/30
    0
1




    3243673          074/G02             F          200,000.00         ZZ
                                         360        199,774.93          4
    139 RUSSELL ROAD EX                8.875          1,591.29         80
                                       8.625          1,591.29      250,000.00
    FRAMINGHAM       MA   01701          1            01/19/00         00
    0431894146                           05           03/01/00          0
    1391082855                           O            02/01/30
    0


    3243674          074/G02             F           56,250.00         ZZ
                                         360         56,188.32          1
    7393 OVIS LANE                     9.000            452.60         90
                                       8.750            452.60       62,500.00
    RIVERDALE        GA   30274          1            02/04/00         10
    0431894187                           05           03/01/00         25
    1355006649                           N            02/01/30
    0


    3243675          074/G02             F          192,600.00         ZZ
                                         360        192,409.77          4
    130 MEADOWBROOK COURT              9.500          1,619.49         90
                                       9.250          1,619.49      214,000.00
    FAYETTEVILLE     GA   30215          1            01/31/00         01
    0431894229                           05           03/01/00         25
    1339005361                           N            02/01/30
    0


    3243676          074/G02             F          135,000.00         ZZ
                                         360        134,863.12          4
    706 JOLLY AVENUE 1-                9.375          1,122.86         90
                                       9.125          1,122.86      150,000.00
    CLARKSTON        GA   30021          1            02/04/00         14
    0431894278                           05           03/01/00         25
    1336008104                           N            02/01/30
    0


    3243677          074/G02             F          432,000.00         ZZ
                                         360        431,474.73          1
    207 MONTEGO INLET B                8.500          3,321.71         80
                                       8.250          3,321.71      540,000.00
    LONGWOOD         FL   32779          1            01/21/00         00
    0431894302                           03           03/01/00          0
    1331206450                           O            02/01/30
    0


    3243678          074/G02             F           45,000.00         ZZ
                                         360         44,954.36          1
1


    2914 NE 15TH STREET                9.375            374.29         90
                                       9.125            374.29       50,000.00
    GAINESVILLE      FL   32609          1            01/31/00         01
    0431894344                           05           03/01/00         25
    1322050066                           N            02/01/30
    0


    3243679          074/G02             F          131,840.00         ZZ
                                         360        131,687.73          4
    911-913 SW 15 TERRA                8.750          1,037.19         80
                                       8.500          1,037.19      164,800.00
    FORT LAUDERDALE  FL   33312          1            01/25/00         00
    0431894393                           05           03/01/00          0
    1302052841                           N            02/01/30
    0


    3243681          074/G02             F          260,000.00         ZZ
                                         360        259,842.49          1
    7345 DEER SPRINGS W                8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
    LAS VEGAS        NV   89131          5            02/02/00         00
    0431894443                           05           04/01/00          0
    1251219781                           O            03/01/30
    0


    3243682          074/G02             F          109,000.00         ZZ
                                         360        108,874.12          1
    1032 S KIHEI ROAD                  8.750            857.50         50
                                       8.500            857.50      220,000.00
    KIHEI            HI   96753          2            01/28/00         00
    0431894476                           08           03/01/00          0
    1233071408                           N            02/01/30
    0


    3243683          074/G02             F          352,900.00         ZZ
                                         360        352,436.75          1
    10996 E KAREN DRIVE                8.125          2,620.27         80
                                       7.875          2,620.27      441,163.00
    SCOTTSDALE       AZ   85259          1            01/10/00         00
    0431894526                           03           03/01/00          0
    1204030611                           O            02/01/30
    0


    3243684          074/G02             F           86,400.00         ZZ
                                         360         86,258.60          4
    3906 LANCASTER PK                  9.500            726.50         90
                                       9.250            726.50       96,000.00
    WILMINGTON       DE   19805          1            01/14/00         04
    0431894542                           05           03/01/00         25
1


    1181120070                           N            02/01/30
    0


    3243685          074/G02             F           42,750.00         ZZ
                                         360         42,695.29          4
    442 W MARKET STREET                8.250            321.17         95
                                       8.000            321.17       45,000.00
    YORK             PA   17404          1            02/04/00         04
    0431894567                           05           03/01/00         30
    1163006040                           O            02/01/30
    0


    3243687          074/074             F          272,000.00         ZZ
                                         360        271,677.67          1
    91 COUNTRY DRIVE                   8.625          2,115.59         80
                                       8.375          2,115.59      342,000.00
    PLAINVIEW        NY   11803          1            02/01/00         00
    1111347875                           05           03/01/00          0
    1111347875                           O            02/01/30
    0


    3243688          074/074             F          218,500.00         ZZ
                                         360        218,284.19          4
    14 N OCEAN AVENUE                  9.500          1,837.27         95
                                       9.250          1,837.27      230,000.00
    ISLIP            NY   11751          1            01/20/00         11
    1111347740                           05           03/01/00         30
    1111347740                           O            02/01/30
    0


    3243689          074/074             F          152,000.00         ZZ
                                         360        151,914.78          1
    37 BEDFORD AVENUE                  8.875          1,209.39         80
                                       8.625          1,209.39      190,000.00
    WESTBURY         NY   11590          1            02/07/00         00
    1111347332                           05           04/01/00          0
    1111347332                           O            03/01/30
    0


    3243690          074/074             F          270,000.00         ZZ
                                         360        269,718.96          1
    73-32 185TH STREET                 9.250          2,221.23         73
                                       9.000          2,221.23      370,000.00
    FLUSHING         NY   11366          1            01/14/00         00
    1111345257                           05           03/01/00          0
    1111345257                           O            02/01/30
    0


1


    3243691          074/074             F          313,500.00         ZZ
                                         360        313,098.79          2
    23-88 CRESCENT STREE               8.250          2,355.23         95
                                       8.000          2,355.23      330,000.00
    ASTORIA          NY   11105          1            01/19/00         04
    1111343193                           05           03/01/00         30
    1111343193                           O            02/01/30
    0


    3243692          074/074             F          375,000.00         ZZ
                                         360        374,577.98          1
    7 WATERSIDE EST                    8.875          2,983.67         75
                                       8.625          2,983.67      500,000.00
    WHITESTONE       NY   11357          1            01/26/00         00
    1111263436                           05           03/01/00          0
    1111263436                           O            02/01/30
    0


    3243693          074/074             F          313,600.00         ZZ
                                         360        313,208.80          1
    10 BRIARCROFT DRIVE                8.375          2,383.59         80
                                       8.125          2,383.59      392,000.00
    EAST HAMPTON     NY   11937          1            01/13/00         00
    1106298169                           05           03/01/00          0
    1106298169                           O            02/01/30
    0


    3245361          K08/G02             F          170,000.00         ZZ
                                         360        169,345.83          1
    57 HAWTHORNE STREET                9.500          1,429.45         66
                                       9.250          1,429.45      259,000.00
    WEYMOUTH         MA   02189          1            02/28/00         00
    0411817240                           05           04/01/00          0
    0411817240                           O            03/01/30
    0


    3245364          K08/G02             F           74,700.00         ZZ
                                         360         74,628.42          1
    5145 CRITTENDEN AVENUE             9.500            628.12         90
                                       9.250            628.12       83,000.00
    INDIANAPOLIS     IN   46205          2            02/23/00         01
    0411823578                           05           04/01/00         25
    0411823578                           O            03/01/30
    0


    3245380          K08/G02             F          148,500.00         ZZ
                                         360        148,432.53          4
    31-35 MAPLEDALE AVENUE             9.875          1,289.50         90
                                       9.625          1,289.50      165,000.00
1


    COVENTRY         RI   02816          1            02/28/00         04
    0411840192                           05           04/01/00         25
    0411840192                           N            03/01/30
    0


    3245383          K08/G02             F          139,350.00         ZZ
                                         360        139,284.99          1
    5252 NW 116TH AVENUE               9.750          1,197.23         90
                                       9.500          1,197.23      154,860.00
    CORAL SPRINGS    FL   33076          1            02/28/00         01
    0411843204                           03           04/01/00         25
    0411843204                           N            03/01/30
    0


    3245576          E82/G02             F           75,750.00         ZZ
                                         360         75,715.59          1
    28 HERITAGE LANE                   9.875            657.77         90
                                       9.625            657.77       84,200.00
    HAMBURG          NJ   07419          1            03/01/00         04
    0400258877                           01           04/01/00         25
    0400258877                           N            03/01/30
    0


    3246660          E86/G02             F          200,000.00         ZZ
                                         360        199,893.56          1
    32 MEADE AVENUE                    9.125          1,627.27         80
                                       8.875          1,627.27      250,000.00
    BETHPAGE         NY   11714          1            02/25/00         00
    0431880210                           05           04/01/00          0
    58304                                O            03/01/30
    0


    3246712          134/G02             F           68,000.00         ZZ
                                         360         67,967.42          1
    2345  2349 EMPRESS STREET          9.625            578.00         80
                                       9.375            578.00       85,000.00
    SACRAMENTO       CA   95815          5            02/14/00         00
    0431929744                           05           04/01/00          0
    10003671                             N            03/01/30
    0


    3251093          K08/G02             F          133,200.00         ZZ
                                         360        133,139.49          3
    12215,12217,12219 5TH STREET       9.875          1,156.64         90
                                       9.625          1,156.64      148,000.00
    YUCAIPA          CA   92399          1            02/17/00         04
    0411572597                           05           04/01/00         25
    0411572597                           N            03/01/30
    0
1




    3251098          K08/G02             F           94,000.00         E
                                         360         93,953.77          1
    8940 NW 53 COURT                   9.500            790.40         90
                                       9.250            790.40      104,477.00
    SUNRISE          FL   33351          1            02/29/00         01
    0411767320                           09           04/01/00         30
    0411767320                           N            03/01/30
    0


    3251102          K08/G02             F           23,850.00         ZZ
                                         360         23,839.45          1
    37 FLYNN DRIVE                    10.000            209.30         90
                                       9.750            209.30       26,500.00
    PENSACOLA        FL   32507          1            02/29/00         10
    0411792427                           05           04/01/00         25
    0411792427                           N            03/01/30
    0


    3251106          K08/G02             F           85,500.00         ZZ
                                         360         85,455.67          3
    1746 CHATHAM STREET                9.250            703.39         90
                                       9.000            703.39       95,000.00
    RACINE           WI   53402          1            02/29/00         10
    0411805559                           05           04/01/00         25
    0411805559                           N            03/01/30
    0


    3251107          K08/G02             F           63,300.00         ZZ
                                         360         63,266.31          1
    315 EAST 3RD STREET                9.125            515.03         84
                                       8.875            515.03       76,000.00
    DELTA            CO   81416          2            02/24/00         01
    0411805849                           05           04/01/00         12
    0411805849                           O            03/01/30
    0


    3251112          K08/G02             F          112,400.00         ZZ
                                         360        112,348.94          1
    127 17TH STREET CT                 9.875            976.02         90
                                       9.625            976.02      124,900.00
    SAUK RAPIDS      MN   56379          1            02/29/00         01
    0411815798                           05           04/01/00         25
    0411815798                           O            03/01/30
    0


    3251118          K08/G02             F           72,000.00         ZZ
                                         360         71,961.68          1
1


    4134 RENFREW COURT                 9.125            585.82         80
                                       8.875            585.82       90,000.00
    ATLANTA          GA   30331          5            02/29/00         00
    0411819535                           05           04/01/00          0
    0411819535                           N            03/01/30
    0


    3251120          K08/G02             F           59,600.00         ZZ
                                         360         59,568.28          1
    1177 FLAT SHOALS RD                9.125            484.93         80
                                       8.875            484.93       74,500.00
    COLLEGE PARK     GA   30349          5            02/29/00         00
    0411819600                           05           04/01/00          0
    0411819600                           N            03/01/30
    0


    3251121          K08/G02             F          324,000.00         ZZ
                                         360        323,848.84          4
    216 ARUNDEL STREET                 9.750          2,783.66         90
                                       9.500          2,783.66      360,000.00
    ST PAUL          MN   55102          1            02/29/00         01
    0411821838                           05           04/01/00         25
    0411821838                           N            03/01/30
    0


    3251122          K08/G02             F           78,400.00         ZZ
                                         360         78,362.44          1
    312 WESTVIEW DRIVE                 9.625            666.39         80
                                       9.375            666.39       98,000.00
    WHITE BLUFF      TN   37187          1            02/29/00         00
    0411822752                           05           04/01/00          0
    0411822752                           O            03/01/30
    0


    3251123          K08/G02             F          189,600.00         ZZ
                                         360        189,511.54          1
    105 ALGONQUIN TRAIL                9.750          1,628.96         80
    UNIT #124C                         9.500          1,628.96      237,000.00
    ASHLAND          MA   01721          1            02/29/00         00
    0411822802                           01           04/01/00          0
    0411822802                           O            03/01/30
    0


    3251126          K08/G02             F          208,000.00         ZZ
                                         360        207,905.50          3
    17 GEORGE STREET                   9.875          1,806.17         80
                                       9.625          1,806.17      260,000.00
    SOMERVILLE       MA   02145          1            02/29/00         00
    0411826431                           05           04/01/00          0
1


    0411826431                           N            03/01/30
    0


    3251128          K08/G02             F          196,100.00         ZZ
                                         360        196,006.06          4
    32550 SHIFTING SANDS TRAIL         9.625          1,666.83         90
                                       9.375          1,666.83      218,000.00
    CATHEDRAL CITY   CA   92234          1            02/23/00         01
    0411829005                           05           04/01/00         25
    0411829005                           N            03/01/30
    0


    3251129          K08/G02             F          150,000.00         ZZ
                                         360        149,913.70          1
    2284 CR 1560                       8.750          1,180.05         60
                                       8.500          1,180.05      250,000.00
    CHICO            TX   76431          5            02/24/00         00
    0411830169                           05           04/01/00          0
    0411830169                           O            03/01/30
    0


    3251137          K08/G02             F           21,750.00         ZZ
                                         360         21,739.58          1
    174 SCOTTSDALE SQUARE              9.625            184.87         75
                                       9.375            184.87       29,000.00
    WINTER PARK      FL   32792          1            02/29/00         00
    0411839145                           01           04/01/00          0
    0411839145                           N            03/01/30
    0


    3251139          K08/G02             F          133,600.00         ZZ
                                         360        133,525.10          1
    3428 SAULS ROAD                    8.875          1,062.98         80
                                       8.625          1,062.98      167,000.00
    AUBREY           TX   76227          5            02/24/00         00
    0411840655                           05           04/01/00          0
    0411840655                           O            03/01/30
    0


    3251142          K08/G02             F           34,000.00         ZZ
                                         360         33,982.84          1
    18847 CARDONI                      9.375            282.79         78
                                       9.125            282.79       44,000.00
    DETROIT          MI   48203          2            02/29/00         00
    0411842495                           05           04/01/00          0
    0411842495                           N            03/01/30
    0


1


    3251149          K08/G02             F           61,200.00         ZZ
                                         360         61,172.93          3
    145-147 MARATHON AVE              10.000            537.07         90
                                       9.750            537.07       68,000.00
    DAYTON           OH   45405          1            02/29/00         01
    0411849631                           05           04/01/00         25
    0411849631                           N            03/01/30
    0


    3251157          K08/G02             F          153,800.00         ZZ
                                         360        153,715.99          1
    708-10 DENNINGER ROAD              9.000          1,237.51         90
                                       8.750          1,237.51      171,000.00
    NORTH PLAINFIEL  NJ   07063          1            02/29/00         04
    0411853559                           05           04/01/00         25
    0411853559                           O            03/01/30
    0


    3251158          K08/G02             F          102,600.00         ZZ
                                         360        102,550.85          4
    6903 WENTWORTH DRIVE               9.625            872.09         90
                                       9.375            872.09      114,000.00
    AUSTIN           TX   78724          1            02/29/00         04
    0411855844                           05           04/01/00         25
    0411855844                           N            03/01/30
    0


    3251159          K08/G02             F          176,000.00         ZZ
                                         360        175,896.09          1
    144 WOOD DUCK COURT                8.625          1,368.91         80
                                       8.375          1,368.91      220,000.00
    REIDSVILLE       NC   27320          1            02/29/00         00
    0411857386                           05           04/01/00          0
    0411857386                           O            03/01/30
    0


    3251161          K08/G02             F          200,000.00         ZZ
                                         360        199,634.93          1
    2 PALMER DRIVE                     8.750          1,573.40         75
                                       8.500          1,573.40      269,199.00
    MOORESTOWN       NJ   08057          1            02/29/00         00
    0411864770                           01           04/01/00          0
    0411864770                           O            03/01/30
    0


    3252301          593/G02             F           87,500.00         ZZ
                                         360         87,450.95          1
    2307 CANAL ROAD                    8.875            696.19         39
                                       8.625            696.19      225,000.00
1


    SPARKS           NV   89434          2            02/14/00         00
    0431884576                           05           04/01/00          0
    0007601024                           O            03/01/30
    0


    3252609          286/286             F          128,200.00         ZZ
                                         360        128,122.33          1
    4301 RIVER CLOSE BLVD              8.500            985.75         80
                                       8.250            985.75      160,260.00
    VALRICO          FL   33594          1            02/09/00         00
    0000001367                           03           04/01/00          0
    0000001367                           O            03/01/30
    0


    3252610          286/286             F          574,900.00         ZZ
                                         360        573,874.41          1
    6410 OAKWOOD MANOR DR              8.625          4,471.52         80
                                       8.375          4,471.52      718,626.00
    CRYSTAL LAKE     IL   60012          1            12/21/99         00
    0000648145                           05           02/01/00          0
    0000648145                           O            01/01/30
    0


    3252611          286/286             F          500,000.00         ZZ
                                         360        498,960.91          1
    1199 HILLCREEK LN                  7.875          3,625.35         80
                                       7.625          3,625.35      630,000.00
    GATES MILLS      OH   44040          5            06/02/99         00
    0009552838                           05           02/01/00          0
    0009552838                           O            01/01/30
    0


    3252800          664/G02             F          130,500.00         ZZ
                                         360        130,440.71          3
    7642 SOUTH KINGSTON                9.875          1,133.20         90
                                       9.625          1,133.20      145,000.00
    CHICAGO          IL   60649          1            02/25/00         11
    0431897727                           05           04/01/00         25
    0003343258                           N            03/01/30
    0


    3252850          910/G02             F           68,500.00         ZZ
                                         360         68,467.19          1
    915 NW 3RD STREET                  9.625            582.24         79
                                       9.375            582.24       87,500.00
    FRUITLAND        ID   83619          2            02/28/00         00
    0431897719                           05           04/01/00          0
    1716129                              N            03/01/30
    0
1




    3252889          K30/G02             F          168,000.00         ZZ
                                         360        167,903.34          1
    1860 RACINE DRIVE                  8.750          1,321.66         80
                                       8.500          1,321.66      210,000.00
    LAS VEGAS        NV   89115          5            02/18/00         00
    0431884618                           03           04/01/00          0
    0069427                              O            03/01/30
    0


    3252926          637/G02             F           31,500.00         ZZ
                                         360         31,482.34          1
    845 AUGUSTA DRIVE 25               8.875            250.63         90
                                       8.625            250.63       35,000.00
    HOUSTON          TX   77057          1            02/16/00         10
    0431884360                           01           04/01/00         25
    0017630252                           O            03/01/30
    0


    3253551          637/G02             F          115,000.00         ZZ
                                         360        114,935.52          1
    156 RAINER CIRCLE                  8.875            915.00         79
                                       8.625            915.00      147,000.00
    VACAVILLE        CA   95687          1            02/09/00         00
    0431884030                           05           04/01/00          0
    0015359102                           O            03/01/30
    0


    3253554          F96/G02             F          224,000.00         ZZ
                                         360        223,903.52          3
    38 63RD STREET                    10.125          1,986.48         90
                                       9.875          1,986.48      249,000.00
    WEST NEW YORK    NJ   07093          1            02/11/00         10
    0431884493                           07           04/01/00         25
    0001225                              N            03/01/30
    0


    3256303          E82/G02             F          141,000.00         T
                                         360        140,728.79          1
    6 OLD SQUAW CIRCLE                 9.375          1,172.77         60
                                       9.125          1,172.77      235,000.00
    EDGARTOWN        MA   02539          1            03/03/00         00
    0400254074                           05           04/01/00          0
    0400254074                           O            03/01/30
    0


    3256307          E82/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
1


    16 ROBIN LAKE DRIVE                9.375          1,463.88         39
                                       9.125          1,463.88      452,500.00
    CHERRY HILL      NJ   08003          5            02/29/00         00
    0400251393                           05           05/01/00          0
    0400251393                           O            04/01/30
    0


    3256593          K08/G02             F          175,750.00         ZZ
                                         360        175,672.25          1
    9 DEER CREEK COURT                10.000          1,542.33         95
                                       9.750          1,542.33      185,000.00
    LAKE IN THE HIL  IL   60102          5            02/25/00         04
    0411794944                           05           04/01/00         30
    0411794944                           O            03/01/30
    0


    3256594          K08/G02             F          233,600.00         ZZ
                                         360        233,365.60          1
    1709 HUTCHINSON LANE               8.750          1,837.73         80
                                       8.500          1,837.73      292,000.00
    SILVER SPRING    MD   20906          1            03/01/00         00
    0411798978                           03           04/01/00          0
    0411798978                           O            03/01/30
    0


    3256597          K08/G02             F           44,000.00         ZZ
                                         360         43,977.19          1
    4809 42ND STREET                   9.250            361.98         80
                                       9.000            361.98       55,000.00
    LUBBOCK          TX   79414          2            02/29/00         00
    0411825458                           05           04/01/00          0
    0411825458                           N            03/01/30
    0


    3256601          K08/G02             F           50,100.00         ZZ
                                         360         50,071.91          1
    918 FOSTER STREET                  8.875            398.62         78
                                       8.625            398.62       65,000.00
    WEATHERFORD      TX   76086          5            02/24/00         00
    0411833759                           05           04/01/00          0
    0411833759                           O            03/01/30
    0


    3256603          K08/G02             F           65,700.00         ZZ
                                         360         65,670.15          1
    2819 FRONTIER AVENUE               9.875            570.51         90
                                       9.625            570.51       73,000.00
    ORANGE PARK      FL   32065          1            03/01/00         04
    0411836349                           03           04/01/00         25
1


    0411836349                           N            03/01/30
    0


    3256604          K08/G02             F           79,200.00         ZZ
                                         360         79,161.04          1
    707 34TH  STREET                   9.500            665.96         80
                                       9.250            665.96       99,000.00
    WEST PALM BEACH  FL   33407          1            03/01/00         00
    0411836703                           05           04/01/00          0
    0411836703                           N            03/01/30
    0


    3256606          K08/G02             F          272,000.00         ZZ
                                         360        271,847.52          1
    2113 LIME ROCK COURT               8.875          2,164.15         80
                                       8.625          2,164.15      340,000.00
    EL CAJON         CA   92019          1            02/24/00         00
    0411840416                           05           04/01/00          0
    0411840416                           O            03/01/30
    0


    3256609          K08/G02             F          141,300.00         ZZ
                                         360        141,226.75          1
    866 HIGHWAY #141                   9.250          1,162.44         90
                                       9.000          1,162.44      157,000.00
    WHITE SALMON     WA   98672          1            02/22/00         01
    0411843824                           05           04/01/00         25
    0411843824                           O            03/01/30
    0


    3256614          K08/G02             F          121,000.00         ZZ
                                         360        120,932.17          1
    2620 KEYSTONE AVENUE               8.875            962.73         80
                                       8.625            962.73      152,000.00
    RENO             NV   89509          1            02/28/00         00
    0411852486                           05           04/01/00          0
    0411852486                           O            03/01/30
    0


    3256615          K08/G02             F           90,750.00         ZZ
                                         360         90,707.66          1
    2615 E. NICHOLS CIRCLE             9.750            779.68         75
                                       9.500            779.68      121,000.00
    LITTLETON        CO   80122          1            02/29/00         00
    0411855323                           09           04/01/00          0
    0411855323                           O            03/01/30
    0


1


    3256975          B28/G02             F          167,500.00         ZZ
                                         360        167,410.86          1
    5214 BLACK BARK COURT              9.125          1,362.84         67
                                       8.875          1,362.84      250,000.00
    FORT COLLINS     CO   80525          1            02/25/00         00
    0431886340                           03           04/01/00          0
    0001190010                           O            03/01/30
    0


    3256983          253/253             F           63,900.00         ZZ
                                         360         63,869.38          1
    4104 BIRCHMAN                      9.625            543.15         90
                                       9.375            543.15       71,000.00
    FORT WORTH       TX   76107          1            02/25/00         19
    950036                               05           04/01/00         30
    950036                               N            03/01/30
    0


    3257048          F36/G02             F           72,000.00         ZZ
                                         360         71,962.67          1
    4102 220TH STREET EAST             9.250            592.33         75
                                       9.000            592.33       96,000.00
    SPANAWAY         WA   98387          1            02/18/00         00
    0431886324                           05           04/01/00          0
    06502969                             O            03/01/30
    0


    3259302          K08/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
    214 ERIE ROAD                     10.000            351.03         22
                                       9.750            351.03      190,000.00
    WEST HEMPSTEAD   NY   11552          5            03/02/00         00
    0411810435                           05           05/01/00          0
    0411810435                           N            04/01/30
    0


    3259309          K08/G02             F          103,230.00         ZZ
                                         360        103,177.87          4
    12206 EAST LENORA DRIVE            9.375            858.61         90
                                       9.125            858.61      114,700.00
    SPOKANE          WA   99206          1            02/23/00         01
    0411837032                           05           04/01/00         25
    0411837032                           N            03/01/30
    0


    3259310          K08/G02             F          103,230.00         ZZ
                                         360        103,177.87          4
    3001 SOUTH WHIPPLE ROAD            9.375            858.61         90
                                       9.125            858.61      114,700.00
1


    SPOKANE          WA   99206          1            02/23/00         04
    0411837065                           05           04/01/00         25
    0411837065                           N            03/01/30
    0


    3259311          K08/G02             F          111,000.00         ZZ
                                         360        110,937.77          1
    191 W. TIENKEN RD.                 8.875            883.17         79
                                       8.625            883.17      141,000.00
    ROCHESTER HILLS  MI   48307          1            03/02/00         00
    0411845191                           05           04/01/00          0
    0411845191                           N            03/01/30
    0


    3259312          K08/G02             F           78,000.00         ZZ
                                         360         78,000.00          1
    3118 CLEMSON AVENUE                9.250            641.69         78
                                       9.000            641.69      100,000.00
    CHARLOTTE        NC   28205          2            03/02/00         00
    0411846538                           05           05/01/00          0
    0411846538                           N            04/01/30
    0


    3259313          K08/G02             F           49,600.00         ZZ
                                         360         49,600.00          1
    1512 NORTH ALLEN STREET            9.500            417.06         80
                                       9.250            417.06       62,000.00
    CHARLOTTE        NC   28205          2            03/02/00         00
    0411848526                           05           05/01/00          0
    0411848526                           N            04/01/30
    0


    3259315          K08/G02             F          103,050.00         ZZ
                                         360        102,999.31          2
    822 KING ALBERT                    9.500            866.50         90
                                       9.250            866.50      114,500.00
    AUSTIN           TX   78745          1            02/29/00         04
    0411854417                           05           04/01/00         25
    0411854417                           N            03/01/30
    0


    3259317          K08/G02             F           58,000.00         ZZ
                                         360         58,000.00          1
    5902 EBENEZER ROAD                 9.250            477.15         75
                                       9.000            477.15       78,000.00
    WHITE MARSH      MD   21162          1            03/02/00         00
    0411861099                           05           05/01/00          0
    0411861099                           O            04/01/30
    0
1




    3259318          K08/G02             F           70,550.00         ZZ
                                         360         70,517.95          4
    7911 SARITA                        9.875            612.62         85
                                       9.625            612.62       83,000.00
    HOUSTON          TX   77012          1            03/02/00         04
    0411862527                           05           04/01/00         12
    0411862527                           O            03/01/30
    0


    3260170          E82/G02             F          111,150.00         ZZ
                                         360        111,150.00          1
    344 WESTFIELD ROAD                 9.625            944.76         90
                                       9.375            944.76      123,500.00
    CHARLOTTESVILLE  VA   22901          1            03/06/00         04
    0400258455                           05           05/01/00         25
    0400258455                           N            04/01/30
    0


    3261187          498/G02             F           42,200.00         ZZ
                                         360         42,179.78          4
    3236 NEBRASKA AVENUE               9.625            358.70         90
                                       9.375            358.70       46,900.00
    ST LOUIS         MO   63118          1            02/29/00         12
    0431887603                           05           04/01/00         25
    24110744                             N            03/01/30
    0


    3262104          811/G02             F          112,800.00         ZZ
                                         360        112,735.10          1
    5222 OXFORD CREST DRIVE            8.750            887.40         79
                                       8.500            887.40      143,000.00
    JACKSONVILLE     FL   32258          1            02/29/00         00
    0431916832                           05           04/01/00          0
    FM80045206                           O            03/01/30
    0


    3262243          G51/G02             F          100,000.00         ZZ
                                         360         99,953.35          1
    708 N MTN ESTATES RD               9.750            859.15         71
                                       9.500            859.15      142,000.00
    FLORISSANT       CO   80816          1            02/28/00         00
    0431898139                           03           04/01/00          0
    395229                               N            03/01/30
    0


    3262960          K08/G02             F           58,500.00         ZZ
                                         360         58,474.12          3
1


    2703-2705 EVALINE                 10.000            513.38         90
                                       9.750            513.38       65,000.00
    HAMTRAMCK        MI   48212          1            03/03/00         04
    0411782071                           05           04/01/00         25
    0411782071                           N            03/01/30
    0


    3262961          K08/G02             F          324,000.00         ZZ
                                         360        323,840.63          4
    2806 NE 30TH STREET                9.500          2,724.37         80
                                       9.250          2,724.37      405,000.00
    FT LAUDERDALE    FL   33306          1            03/03/00         00
    0411804842                           05           04/01/00          0
    0411804842                           O            03/01/30
    0


    3262962          K08/G02             F          185,850.00         ZZ
                                         360        185,475.14          1
    6646 PARKSHADOW COURT NORTHEAS     8.625          1,445.52         80
                                       8.375          1,445.52      232,315.00
    KEIZER           OR   97303          1            02/28/00         00
    0411812688                           03           04/01/00          0
    0411812688                           O            03/01/30
    0


    3262964          K08/G02             F           94,400.00         ZZ
                                         360         94,345.68          1
    609 PARK RIDGE DRIVE               8.750            742.65         90
                                       8.500            742.65      104,900.00
    CLEBURNE         TX   76031          1            02/28/00         10
    0411817729                           05           04/01/00         25
    0411817729                           O            03/01/30
    0


    3262965          K08/G02             F           81,000.00         ZZ
                                         360         80,960.16          2
    601 RIVERVIEW BLVD                 9.500            681.09         90
                                       9.250            681.09       90,000.00
    DAYTONA BEACH    FL   32118          1            03/03/00         10
    0411821499                           05           04/01/00         25
    0411821499                           N            03/01/30
    0


    3262968          K08/G02             F          112,500.00         ZZ
                                         360        112,440.13          1
    4642 AUTUMN HARVEST                9.125            915.34         90
                                       8.875            915.34      125,000.00
    SHASTA LAKE      CA   96019          1            02/24/00         01
    0411825441                           05           04/01/00         25
1


    0411825441                           O            03/01/30
    0


    3262970          K08/G02             F          111,000.00         ZZ
                                         360        110,939.37          1
    9465 CR 2188 LILLY ROAD            9.000            893.13         75
                                       8.750            893.13      148,000.00
    WHITEHOUSE       TX   75791          5            02/28/00         00
    0411828627                           05           04/01/00          0
    0411828627                           O            03/01/30
    0


    3262972          K08/G02             F          224,000.00         ZZ
                                         360        223,877.65          4
    320 EAST 15TH STREET               9.000          1,802.35         80
                                       8.750          1,802.35      280,000.00
    OAKLAND          CA   94606          1            02/23/00         00
    0411831647                           05           04/01/00          0
    0411831647                           O            03/01/30
    0


    3262973          K08/G02             F           75,000.00         ZZ
                                         360         74,961.11          1
    31234 PANTHER DRIVE                9.250            617.01         64
                                       9.000            617.01      118,000.00
    BULVERDE         TX   78163          5            02/28/00         00
    0411833296                           05           04/01/00          0
    0411833296                           O            03/01/30
    0


    3262978          K08/G02             F          118,500.00         ZZ
                                         360        118,500.00          4
    257 MOUNT EVEREST                  9.750          1,018.10         84
                                       9.500          1,018.10      142,000.00
    FENTON           MO   63026          2            03/03/00         04
    0411836778                           05           05/01/00         20
    0411836778                           N            04/01/30
    0


    3262979          K08/G02             F          118,550.00         ZZ
                                         360        118,550.00          4
    249 MOUNT EVEREST                  9.750          1,018.53         84
                                       9.500          1,018.53      142,000.00
    FENTON           MO   63026          2            03/03/00         01
    0411836844                           05           05/01/00         20
    0411836844                           N            04/01/30
    0


1


    3262980          K08/G02             F          118,500.00         ZZ
                                         360        118,500.00          4
    247 MOUNT EVEREST                  9.750          1,018.10         84
                                       9.500          1,018.10      142,000.00
    FENTON           MO   63026          2            03/03/00         10
    0411836869                           05           05/01/00         20
    0411836869                           N            04/01/30
    0


    3262981          K08/G02             F          133,750.00         ZZ
                                         360        133,750.00          1
    9060 SUMMER GLEN LANE              9.250          1,100.33         75
                                       9.000          1,100.33      178,350.00
    DALLAS           TX   75243          1            03/03/00         00
    0411837206                           05           05/01/00          0
    0411837206                           O            04/01/30
    0


    3262982          K08/G02             F           44,500.00         ZZ
                                         360         44,477.53          1
    1253 24TH STREET                   9.375            370.13         84
                                       9.125            370.13       53,000.00
    GULFPORT         MS   39501          5            02/28/00         11
    0411841729                           05           04/01/00         12
    0411841729                           O            03/01/30
    0


    3262985          K08/G02             F          126,000.00         ZZ
                                         360        125,936.38          1
    2945 GREENVALLEY ROAD              9.375          1,048.00         78
                                       9.125          1,048.00      163,000.00
    BIRMINGHAM       AL   35243          5            02/28/00         00
    0411844483                           05           04/01/00          0
    0411844483                           O            03/01/30
    0


    3262987          K08/G02             F          118,750.00         ZZ
                                         360        118,691.59          1
    1024 CAMINO DE CHELLY              9.500            998.51         95
                                       9.250            998.51      125,500.00
    SANTA FE         NM   87501          5            02/24/00         10
    0411847676                           03           04/01/00         30
    0411847676                           O            03/01/30
    0


    3262988          K08/G02             F           92,000.00         ZZ
                                         360         91,949.75          1
    2605 WEST BOSTON STREET            9.000            740.25         80
                                       8.750            740.25      115,000.00
1


    BROKEN ARROW     OK   74012          1            03/03/00         00
    0411849789                           03           04/01/00          0
    0411849789                           O            03/01/30
    0


    3262991          K08/G02             F          110,500.00         ZZ
                                         360        110,298.56          1
    45 PARK ST                         9.375            919.08         85
                                       9.125            919.08      130,000.00
    OXFORD           MI   48371          1            03/03/00         01
    0411857246                           05           04/01/00         12
    0411857246                           O            03/01/30
    0


    3265363          A33/G02             F          164,000.00         ZZ
                                         360        163,247.08          1
    3968 HILLCREST                     9.125          1,334.36         68
                                       8.875          1,334.36      242,000.00
    HIGHLAND         MI   48356          1            02/28/00         00
    0431898287                           05           04/01/00          0
    015085177                            O            03/01/30
    0


    3266104          601/G02             F          124,200.00         ZZ
                                         360        124,107.18          1
    4389 SCHIRTZINGER ROAD             9.250          1,021.77         90
                                       9.000          1,021.77      138,000.00
    HILLIARD         OH   43026          1            02/25/00         11
    0431890870                           05           04/01/00         25
    60168234                             O            03/01/30
    0


    3266172          514/G02             F          625,000.00         ZZ
                                         360        623,429.78          1
    3177 WALTER TRAVIS DRIVE           8.375          4,750.45         70
                                       8.125          4,750.45      900,000.00
    SARASOTA         FL   34240          5            11/24/99         00
    0431914068                           03           01/01/00          0
    887275                               O            12/01/29
    0


    3266418          601/G02             F           76,500.00         ZZ
                                         360         76,455.98          1
    304 N 9TH ST                       8.750            601.83         85
                                       8.500            601.83       90,000.00
    ARTESIA          NM   88210          5            02/24/00         11
    0431889138                           05           04/01/00         12
    60165826                             O            03/01/30
    0
1




    3267012          K08/G02             F           60,500.00         ZZ
                                         360         60,466.95          1
    404 RICHMOND AVENUE                9.000            486.80         85
                                       8.750            486.80       71,200.00
    KNOXVILLE        TN   37921          1            03/06/00         01
    0411710114                           05           04/01/00         12
    0411710114                           O            03/01/30
    0


    3267014          K08/G02             F           75,000.00         ZZ
                                         240         74,885.91          1
    401 SOUTH SUMMIT                   8.875            668.78         85
                                       8.625            668.78       88,500.00
    GIRARD           KS   66743          5            03/01/00         10
    0411796204                           05           04/01/00         12
    0411796204                           O            03/01/20
    0


    3267019          K08/G02             F          116,000.00         ZZ
                                         360        115,934.97          1
    610 NORTH SCHOOL STREET            8.875            922.95         80
                                       8.625            922.95      145,000.00
    BOERNE           TX   78006          2            02/28/00         00
    0411830193                           05           04/01/00          0
    0411830193                           N            03/01/30
    0


    3267021          K08/G02             F          136,000.00         ZZ
                                         360        135,919.71          1
    934 ASH STREET                     8.625          1,057.79         80
                                       8.375          1,057.79      170,000.00
    BROCKTON         MA   02301          2            02/29/00         00
    0411841448                           05           04/01/00          0
    0411841448                           O            03/01/30
    0


    3267022          K08/G02             F          112,500.00         ZZ
                                         360        112,500.00          4
    5716 LIME ROAD                     9.875            976.89         90
                                       9.625            976.89      125,000.00
    WEST PALM BEACH  FL   33413          1            03/06/00         01
    0411842255                           05           05/01/00         25
    0411842255                           N            04/01/30
    0


    3267023          K08/G02             F           75,600.00         ZZ
                                         360         75,600.00          1
1


    212 TUMBLEBROOK STREET             9.750            649.52         90
                                       9.500            649.52       84,000.00
    SLIDELL          LA   70461          2            03/06/00         01
    0411844509                           05           05/01/00         25
    0411844509                           N            04/01/30
    0


    3267025          K08/G02             F           59,100.00         ZZ
                                         360         59,073.15          1
    138 SPICEWOOD CIRCLE W.            9.875            513.19         80
                                       9.625            513.19       74,000.00
    MIDDLEBURG       FL   32068          5            03/06/00         00
    0411846736                           05           04/01/00          0
    0411846736                           N            03/01/30
    0


    3267027          K08/G02             F          104,800.00         ZZ
                                         360        104,800.00          1
    1718 BUNCHE ROAD                   9.250            862.16         80
                                       9.000            862.16      131,000.00
    AUSTIN           TX   78721          5            02/29/00         00
    0411849011                           05           05/01/00          0
    0411849011                           O            04/01/30
    0


    3267032          K08/G02             F           72,000.00         ZZ
                                         360         72,000.00          1
    4804 COTTONWOOD STREET UNIT#3      9.500            605.42         79
                                       9.250            605.42       92,000.00
    AUSTIN           TX   78744          5            03/01/00         00
    0411859978                           05           05/01/00          0
    0411859978                           O            04/01/30
    0


    3267216          E82/G02             F           34,200.00         ZZ
                                         360         34,200.00          1
    409 SCOTT AVENUE                   9.375            284.46         90
                                       9.125            284.46       38,000.00
    ROME             NY   13440          1            03/08/00         04
    0400244893                           05           05/01/00         25
    0400244893                           N            04/01/30
    0


    3267345          601/G02             F           43,000.00         ZZ
                                         360         42,976.51          1
    301 W RICHEY WY                    9.000            345.99         90
                                       8.750            345.99       48,000.00
    ARTESIA          NM   88210          5            02/24/00         11
    0431897594                           05           04/01/00         25
1


    60165800                             O            03/01/30
    0


    3267784          134/G02             F           26,000.00         ZZ
                                         360         25,986.87          1
    3516 KENBROOK COURT                9.375            216.26         80
                                       9.125            216.26       32,500.00
    KALAMAZOO        MI   49006          1            02/25/00         00
    0431890367                           01           04/01/00          0
    10004505                             N            03/01/30
    0


    3268234          134/G02             F           26,000.00         ZZ
                                         360         25,986.87          1
    3506 KENBROOK COURT                9.375            216.26         80
                                       9.125            216.26       32,500.00
    KALAMAZOO        MI   49006          1            02/25/00         00
    0431890789                           01           04/01/00          0
    10004497                             N            03/01/30
    0


    3268579          163/G02             F           84,000.00         ZZ
                                         360         83,855.08          1
    165 HOLLAND STREET                 8.875            668.35         88
                                       8.625            668.35       95,885.00
    CRANSTON         RI   02920          1            01/28/00         04
    0431912187                           01           03/01/00         25
    1000131160                           O            02/01/30
    0


    3269236          664/G02             F          280,000.00         ZZ
                                         360        279,847.05          1
    4035 COLONIAL AVENUE               9.000          2,252.95         80
                                       8.750          2,252.95      350,000.00
    CULVER CITY      CA   90066          5            02/03/00         00
    0431901412                           05           04/01/00          0
    0003374592                           O            03/01/30
    0


    3270950          E82/G02             F          129,600.00         ZZ
                                         360        129,600.00          3
    228-230 PLEASANT STREET            8.875          1,031.16         85
                                       8.625          1,031.16      152,500.00
    PROVIDENCE       RI   02906          1            03/09/00         04
    0400254561                           05           05/01/00         12
    0400254561                           N            04/01/30
    0


1


    3270951          E82/G02             F          129,600.00         ZZ
                                         360        129,600.00          3
    224-226 PLEASANT STREET            8.875          1,031.16         85
                                       8.625          1,031.16      152,500.00
    PROVIDENCE       RI   02906          1            03/09/00         04
    0400254553                           05           05/01/00         12
    0400256561                           N            04/01/30
    0


    3271340          765/G02             F           41,300.00         ZZ
                                         360         41,279.68          1
    555 EAST 10TH AVENUE               9.500            347.28         70
    UNIT 309                           9.250            347.28       59,000.00
    DENVER           CO   80203          1            02/24/00         00
    0431892975                           01           04/01/00          0
    109612                               N            03/01/30
    0


    3271718          561/G02             F          108,000.00         ZZ
                                         360        107,898.40          3
    112 W 9TH AVENUE                   9.750            927.89         90
                                       9.500            927.89      120,000.00
    NORTH WILDWOOD   NJ   08260          1            01/29/00         04
    0431935550                           05           03/01/00         25
    18134825                             N            02/01/30
    0


    3271748          B28/G02             F          107,100.00         ZZ
                                         360        107,047.32          1
    2604 SOUTH NEWTON STREET           9.500            900.56         85
                                       9.250            900.56      126,000.00
    DENVER           CO   80219          1            02/11/00         01
    0431910504                           05           04/01/00         12
    0001250023                           O            03/01/30
    0


    3271867          K08/G02             F          124,800.00         ZZ
                                         360        124,731.83          4
    8170 STONEBROOK DRIVE              9.000          1,004.17         90
                                       8.750          1,004.17      138,700.00
    PENSACOLA        FL   32514          1            03/07/00         10
    0411766199                           05           04/01/00         25
    0411766199                           N            03/01/30
    0


    3271868          K08/G02             F           40,350.00         ZZ
                                         360         40,332.15          1
    1834 CROCKER STREET               10.000            354.10         95
                                       9.750            354.10       42,500.00
1


    CHESTERTON       IN   46304          2            03/02/00         10
    0411784770                           05           04/01/00         30
    0411784770                           O            03/01/30
    0


    3271869          K08/G02             F           67,700.00         ZZ
                                         360         67,700.00          2
    11005 DODGE                        9.750            581.65         90
                                       9.500            581.65       75,257.00
    WARREN           MI   48089          1            03/07/00         04
    0411785710                           05           05/01/00         25
    0411785710                           N            04/01/30
    0


    3271870          K08/G02             F           20,000.00         ZZ
                                         360         20,000.00          1
    6736 NORTH RICHMOND AVENU          9.500            168.17         16
                                       9.250            168.17      127,000.00
    PORTLAND         OR   97203          5            02/29/00         00
    0411803174                           01           05/01/00          0
    0411803174                           N            04/01/30
    0


    3271873          K08/G02             F           54,000.00         ZZ
                                         360         54,000.00          2
    3449 MONTANA STREET                9.250            444.24         90
                                       9.000            444.24       60,000.00
    SAINT LOUIS      MO   63118          1            03/07/00         04
    0411813686                           05           05/01/00         25
    0411813686                           O            04/01/30
    0


    3271876          K08/G02             F           70,400.00         ZZ
                                         360         70,400.00          1
    1325 E LONNA                       9.375            585.55         80
                                       9.125            585.55       88,000.00
    HAYSVILLE        KS   67060          2            03/07/00         00
    0411828155                           05           05/01/00          0
    0411828155                           N            04/01/30
    0


    3271878          K08/G02             F          149,900.00         ZZ
                                         360        149,900.00          1
    1319 CONSTELLATION DRIVE           9.000          1,206.13         72
                                       8.750          1,206.13      210,000.00
    ALLEN            TX   75013          2            03/02/00         00
    0411828429                           03           05/01/00          0
    0411828429                           O            04/01/30
    0
1




    3271880          K08/G02             F          108,000.00         ZZ
                                         360        108,000.00          2
    1600 AND 1602 3RD STREET           9.000            868.99         80
                                       8.750            868.99      135,000.00
    EAST WENATCHEE   WA   98802          5            03/01/00         00
    0411836885                           05           05/01/00          0
    0411836885                           O            04/01/30
    0


    3271881          K08/G02             F          108,000.00         ZZ
                                         360        107,946.88          1
    5675 MELLIE AVENUE                 9.500            908.12         90
                                       9.250            908.12      120,000.00
    MILFORD          OH   45150          2            03/02/00         01
    0411842834                           05           04/01/00         25
    0411842834                           O            03/01/30
    0


    3271882          K08/G02             F          153,000.00         ZZ
                                         360        153,000.00          1
    824 EL RADO STREET                 9.250          1,258.69         90
                                       9.000          1,258.69      170,000.00
    CORAL GABLES     FL   33134          1            03/07/00         10
    0411844970                           05           05/01/00         25
    0411844970                           O            04/01/30
    0


    3271895          G52/G02             F          131,200.00         ZZ
                                         360        131,133.74          3
    911 EAST 7TH STREET                9.375          1,091.26         80
                                       9.125          1,091.26      164,000.00
    TUCSON           AZ   85719          2            02/11/00         00
    0431895788                           05           04/01/00          0
    95000215                             N            03/01/30
    0


    3272019          664/G02             F          348,000.00         ZZ
                                         360        347,778.09          1
    1200 NORTH DUKE LANE               8.250          2,614.41         80
                                       8.000          2,614.41      435,000.00
    WALNUT           CA   91789          5            02/04/00         00
    0431904960                           05           04/01/00          0
    0003306725                           O            03/01/30
    0


    3272080          A46/G02             F           61,200.00         ZZ
                                         360         61,169.89          1
1


    11314 FEATHERSTAR LANE             9.500            514.61         90
                                       9.250            514.61       68,000.00
    HOUSTON          TX   77067          1            03/02/00         04
    0431895515                           03           04/01/00         25
    0290380                              N            03/01/30
    0


    3272213          225/225             F          514,000.00         ZZ
                                         360        510,446.12          1
    24 CANDLEBUSH                      8.000          3,771.55         80
                                       7.750          3,771.55      650,000.00
    IRVINE           CA   92612          5            07/21/99         00
    7147242                              09           09/01/99          0
    7147242                              O            08/01/29
    0


    3272714          664/G02             F          335,000.00         ZZ
                                         360        334,582.09          1
    10432 CIRCULO DE ZAPATA            8.375          2,546.25         78
                                       8.125          2,546.25      435,000.00
    FOUNTAIN VALLEY  CA   92708          1            01/13/00         00
    0431904895                           05           03/01/00          0
    0003305364                           O            02/01/30
    0


    3273664          E82/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
    25099 CALLE ENTRADERO              8.500          1,230.26         72
                                       8.250          1,230.26      223,000.00
    MURRIETA         CA   92563          5            03/07/00         00
    0400256129                           05           05/01/00          0
    0400256129                           O            04/01/30
    0


    3275405          G75/G75             F           72,100.00         ZZ
                                         360         72,052.83          1
    1823 PENWOOD DRIVE                 8.125            535.35         70
                                       7.875            535.35      103,000.00
    KNOXVILLE        TN   37922          1            02/29/00         00
    04030312                             05           04/01/00          0
    04030312                             O            03/01/30
    0


    3275406          G75/G75             F          183,850.00         ZZ
                                         360        183,467.91          1
    1867 DISNEY ESTATES CIR            7.875          1,333.05         70
                                       7.625          1,333.05      262,712.00
    SEVERN           MD   21144          1            12/29/99         00
    03945637                             03           02/01/00          0
1


    03945637                             O            01/01/30
    0


    3275407          G75/G75             F          112,700.00         ZZ
                                         360        112,378.71          1
    1620 ROUNDHILL DRIVE               7.750            807.40         70
                                       7.500            807.40      161,000.00
    NASHVILLE        TN   37211          1            12/03/99         00
    04014546                             03           01/01/00          0
    04014546                             O            12/01/29
    0


    3275408          G75/G75             F          111,900.00         ZZ
                                         360        111,673.23          1
    6438 FROTHINGHAM COURT             8.000            821.09         70
                                       7.750            821.09      159,900.00
    ELKRIDGE         MD   21227          1            12/29/99         00
    04012035                             09           02/01/00          0
    04012035                             O            01/01/30
    0


    3275409          G75/G75             F          452,000.00         ZZ
                                         360        451,719.05          1
    3207 MEREDITH STREET               8.375          3,435.53         80
                                       8.125          3,435.53      565,000.00
    AUSTIN           TX   78703          1            02/14/00         00
    04043662                             05           04/01/00          0
    04043662                             O            03/01/30
    0


    3275432          K08/G02             F          235,000.00         ZZ
                                         360        235,000.00          2
    2010 GREY AVE                      8.625          1,827.81         73
                                       8.375          1,827.81      325,000.00
    EVANSTON         IL   60201          5            03/01/00         00
    0411763386                           05           05/01/00          0
    0411763386                           O            04/01/30
    0


    3275438          K08/G02             F           78,700.00         ZZ
                                         360         78,700.00          1
    2415 PARKWAY DRIVE                 9.500            661.75         80
                                       9.250            661.75       98,500.00
    WINSTON SALEM    NC   27103          5            03/08/00         00
    0411840077                           05           05/01/00          0
    0411840077                           N            04/01/30
    0


1


    3275441          K08/G02             F           73,950.00         ZZ
                                         360         73,950.00          1
    1903 WOODSIDE AVE                  9.125            601.68         84
                                       8.875            601.68       88,400.00
    ESSEXVILLE       MI   48732          1            03/08/00         01
    0411848401                           05           05/01/00         12
    0411848401                           O            04/01/30
    0


    3275443          K08/G02             F           25,425.00         ZZ
                                         360         25,411.81          1
    123 NORTH 9TH AVENUE EAST          9.250            209.17         90
                                       9.000            209.17       28,250.00
    DULUTH           MN   55805          1            02/29/00         01
    0411851348                           05           04/01/00         25
    0411851348                           N            03/01/30
    0


    3275444          K08/G02             F           47,650.00         ZZ
                                         360         47,625.29          1
    1024 E 3RD ST                      9.250            392.01         90
                                       9.000            392.01       52,970.00
    DULUTH           MN   55805          1            02/29/00         10
    0411851355                           05           04/01/00         25
    0411851355                           N            03/01/30
    0


    3275445          K08/G02             F           47,650.00         ZZ
                                         360         47,625.29          1
    1228 E THIRD ST                    9.250            392.01         90
                                       9.000            392.01       52,970.00
    DULUTH           MN   55805          1            02/29/00         04
    0411851363                           05           04/01/00         25
    0411851363                           N            03/01/30
    0


    3275447          K08/G02             F           67,600.00         ZZ
                                         360         67,600.00          1
    18 SALINA AVENUE                   9.250            556.13         80
                                       9.000            556.13       84,500.00
    JOHNSTON         RI   02919          1            03/08/00         00
    0411869365                           05           05/01/00          0
    0411869365                           O            04/01/30
    0


    3275573          637/G02             F          364,000.00         ZZ
                                         360        363,825.61          1
    7479 MEADOWRUE CIRCLE              9.625          3,093.97         80
                                       9.375          3,093.97      456,000.00
1


    MIDDLETON        WI   53562          4            02/24/00         00
    0431906973                           05           04/01/00          0
    0018703884                           O            03/01/30
    0


    3275777          F18/G02             F          220,000.00         ZZ
                                         360        220,000.00          1
    15917 VIA MEDIA                    8.750          1,730.75         80
                                       8.500          1,730.75      275,000.00
    SAN LORENZO      CA   94580          1            03/08/00         00
    0431913524                           03           05/01/00          0
    R02521                               O            04/01/30
    0


    3275892          F18/G02             F          104,800.00         ZZ
                                         360        104,800.00          1
    10636 ACALANES DRIVE               9.250            862.17         80
                                       9.000            862.17      131,000.00
    OAKLAND          CA   94603          5            03/03/00         00
    0431938364                           05           05/01/00          0
    02508                                N            04/01/30
    0


    3276204          526/526             F           68,400.00         ZZ
                                         360         68,318.94          2
    3832  WEST DUNLAP AVE              8.625            532.01         66
                                       8.375            532.01      105,000.00
    PHOENIX          AZ   85051          5            01/31/00         00
    0390596                              05           03/01/00          0
    0390596                              N            02/01/30
    0


    3276205          526/526             F           45,000.00         ZZ
                                         360         44,927.63          2
    28 NORTH 96TH WAY                  9.125            366.13         90
                                       8.875            366.13       50,000.00
    MESA             AZ   85207          1            12/29/99         10
    0393396                              05           02/01/00         25
    0393396                              N            01/01/30
    0


    3276206          526/526             F          230,400.00         ZZ
                                         360        230,036.67          3
    2108 117TH AVE NE                  9.500          1,937.33         90
                                       9.250          1,937.33      256,000.00
    LAKE STEVEN      WA   98258          1            02/11/00         12
    0393460                              05           04/01/00         25
    0393460                              N            03/01/30
    0
1




    3276207          526/526             F           75,000.00         ZZ
                                         360         74,908.80          1
    118 CINNAMON TEAL                  8.500            576.69         58
                                       8.250            576.69      130,000.00
    ALISO VIEJO      CA   92656          1            01/31/00         00
    0393605                              01           03/01/00          0
    0393605                              N            02/01/30
    0


    3276208          526/526             F          100,000.00         ZZ
                                         360         99,878.41          1
    7858 CAMINO RAPOSA                 8.500            768.91         58
                                       8.250            768.91      175,000.00
    SAN DIEGO        CA   92122          1            01/29/00         00
    0393708                              01           03/01/00          0
    0393708                              N            02/01/30
    0


    3276209          526/526             F           28,000.00         ZZ
                                         360         27,986.23          3
    618 N 9TH AVE                      9.500            235.44         47
                                       9.250            235.44       60,000.00
    PHOENIX          AZ   85007          5            02/25/00         00
    0393814                              05           04/01/00          0
    0393814                              N            03/01/30
    0


    3276210          526/526             F           50,400.00         ZZ
                                         360         50,373.18          1
    133 E HOWARD                       9.125            410.07         90
                                       8.875            410.07       56,000.00
    PONTIAC          MI   48342          1            02/29/00         01
    0394082                              05           04/01/00         25
    0394082                              N            03/01/30
    0


    3276211          526/526             F           77,400.00         ZZ
                                         360         77,356.61          1
    1408 SOUTH 24 CT                   8.875            615.83         90
                                       8.625            615.83       86,000.00
    HOLLYWOOD        FL   33020          1            02/10/00         12
    0394680                              05           04/01/00         25
    0394680                              O            03/01/30
    0


    3276212          526/526             F           50,000.00         ZZ
                                         360         49,973.39          1
1


    855  NILE ST                       9.125            406.82         48
                                       8.875            406.82      105,000.00
    AURORA           CO   80010          5            02/18/00         00
    0395156                              05           04/01/00          0
    0395156                              N            03/01/30
    0


    3276213          526/526             F          106,400.00         ZZ
                                         360        106,349.03          2
    685-687 JACKSON PARK LN            9.625            904.39         80
                                       9.375            904.39      133,000.00
    SUWANEE          GA   30024          1            02/29/00         00
    0395314                              05           04/01/00          0
    0395314                              N            03/01/30
    0


    3276214          526/526             F           64,000.00         ZZ
                                         360         63,965.94          1
    2222  EAST WOODS STREET            9.125            520.73         80
                                       8.875            520.73       80,000.00
    PHOENIX          AZ   85040          5            02/18/00         00
    0395518                              05           04/01/00          0
    0395518                              O            03/01/30
    0


    3276215          526/526             F          109,350.00         ZZ
                                         360        109,293.31          1
    11980 EAST JEWELL AVENUE           9.250            899.60         90
                                       9.000            899.60      121,500.00
    AURORA           CO   80012          1            02/22/00         12
    0395536                              07           04/01/00         25
    0395536                              O            03/01/30
    0


    3276216          526/526             F           62,000.00         ZZ
                                         360         61,967.86          1
    9550 N 94TH PL #206                9.250            510.06         80
                                       9.000            510.06       77,500.00
    SCOTTSDALE       AZ   85258          1            02/23/00         00
    0395635                              01           04/01/00          0
    0395635                              O            03/01/30
    0


    3276217          526/526             F          100,000.00         ZZ
                                         360         99,940.96          1
    9615  CAMINITO DEL FELIZ           8.625            777.79         53
                                       8.375            777.79      189,000.00
    SAN DIEGO        CA   92121          1            02/28/00         00
    0396568                              01           04/01/00          0
1


    0396568                              N            03/01/30
    0


    3276218          526/526             F          400,000.00         ZZ
                                         360        399,538.06          1
    7400 S HIGHWAY 1                   8.750          3,146.80         80
                                       8.500          3,146.80      500,000.00
    ELK              CA   95432          1            02/01/00         00
    0345905                              05           03/01/00          0
    0345905                              O            02/01/30
    0


    3276219          526/526             F          236,000.00         ZZ
                                         360        235,690.21          1
    13610 NE 223RD COURT               8.125          1,752.29         80
                                       7.875          1,752.29      295,000.00
    BRUSH PRARIE     WA   98606          1            02/01/00         00
    0357393                              05           03/01/00          0
    0357393                              O            02/01/30
    0


    3276220          526/526             F           78,300.00         ZZ
                                         360         78,257.23          3
    3223 E HARVARD ST                  9.000            630.02         90
                                       8.750            630.02       87,000.00
    PHOENIX          AZ   85008          1            02/28/00         01
    0389558                              05           04/01/00         25
    0389558                              O            03/01/30
    0


    3276222          526/526             F           52,200.00         ZZ
                                         360         52,118.19          1
    1201  SHARON AVE.                  9.250            429.44         90
                                       9.000            429.44       58,000.00
    INDIANAPOLIS     IN   46222          1            12/17/99         14
    0391100                              05           02/01/00         25
    0391100                              N            01/01/30
    0


    3276223          526/526             F           46,800.00         ZZ
                                         360         46,726.65          1
    1105 WINFIELD AVE                  9.250            385.01         90
                                       9.000            385.01       52,000.00
    INDIANAPOLIS     IN   46222          2            12/17/99         14
    0391107                              05           02/01/00         25
    0391107                              N            01/01/30
    0


1


    3276224          526/526             F           58,090.00         T
                                         360         58,022.90          1
    734 MCDOUGHALL COURT #G734         8.750            457.00         75
                                       8.500            457.00       77,490.00
    ORLANDO          FL   32809          1            02/02/00         00
    0391313                              01           03/01/00          0
    0391313                              O            02/01/30
    0


    3276225          526/526             F           47,350.00         ZZ
                                         360         47,326.70          1
    5425 DUNGAREE STREET               9.500            398.14         42
                                       9.250            398.14      113,995.00
    LAS VEGAS        NV   89118          1            02/18/00         00
    0391796                              03           04/01/00          0
    0391796                              O            03/01/30
    0


    3276226          526/526             F           37,600.00         ZZ
                                         360         37,555.44          1
    3932 BENNETT DRIVE                 8.625            292.45         80
                                       8.375            292.45       47,000.00
    INDIANAPOLIS     IN   46254          1            02/04/00         00
    0392103                              05           03/01/00          0
    0392103                              N            02/01/30
    0


    3276227          526/526             F          154,800.00         ZZ
                                         360        154,634.61          4
    1017  LOMBARD STREET               9.125          1,259.51         90
                                       8.875          1,259.51      172,000.00
    REDLANDS         CA   92374          1            01/10/00         01
    0392143                              05           03/01/00         25
    0392143                              N            02/01/30
    0


    3276228          526/526             F           48,000.00         ZZ
                                         360         47,948.71          1
    2120 ANDREWS ST                    9.125            390.55         80
                                       8.875            390.55       60,000.00
    ROCKFORD         IL   61101          5            01/26/00         00
    0392253                              05           03/01/00          0
    0392253                              O            02/01/30
    0


    3276229          526/526             F          189,000.00         ZZ
                                         360        188,894.04          1
    6418  BAKER COURT                  8.875          1,503.77         90
                                       8.625          1,503.77      210,000.00
1


    NORCROSS         GA   30092          1            02/07/00         12
    0392389                              05           04/01/00         25
    0392389                              N            03/01/30
    0


    3276230          526/526             F          156,150.00         ZZ
                                         360        156,066.90          1
    8725 MOSQUERO CIRCLE               9.125          1,270.49         90
                                       8.875          1,270.49      173,500.00
    AUSTIN           TX   78748          1            02/16/00         12
    0392873                              05           04/01/00         25
    0392873                              N            03/01/30
    0


    3276231          526/526             F           68,500.00         ZZ
                                         360         68,464.48          1
    11514  NE 97TH STREET              9.250            563.54         61
                                       9.000            563.54      114,000.00
    VANCOUVER        WA   98662          1            02/08/00         00
    0393182                              05           04/01/00          0
    0393182                              N            03/01/30
    0


    3276232          526/526             F          120,600.00         ZZ
                                         360        120,540.67          3
    6 HILLSIDE PL                      9.500          1,014.08         90
                                       9.250          1,014.08      134,000.00
    HAVERHILL        MA   01832          1            02/14/00         04
    0393222                              05           04/01/00         25
    0393222                              N            03/01/30
    0


    3276233          526/526             F          133,500.00         ZZ
                                         360        133,423.19          1
    21932 S SCHIEFFER RD               8.750          1,050.25         61
                                       8.500          1,050.25      220,000.00
    COLTON           OR   97017          5            02/04/00         00
    0393245                              05           04/01/00          0
    0393245                              O            03/01/30
    0


    3276234          526/526             F          193,600.00         ZZ
                                         360        193,482.71          1
    3100 SW 137 TERRACE                8.500          1,488.62         80
                                       8.250          1,488.62      242,000.00
    DAVIE            FL   33330          1            02/07/00         00
    0393376                              05           04/01/00          0
    0393376                              O            03/01/30
    0
1




    3276235          526/526             F           63,000.00         ZZ
                                         360         62,967.33          1
    4475 DALE AVE #209                 9.250            518.29         90
                                       9.000            518.29       70,000.00
    LA MESA          CA   91941          1            02/11/00         12
    0393450                              01           04/01/00         25
    0393450                              N            03/01/30
    0


    3276236          526/526             F           68,000.00         ZZ
                                         360         67,961.88          1
    1618  BURRY CR                     8.875            541.04         80
                                       8.625            541.04       85,000.00
    CREST HILL       IL   60435          1            02/09/00         00
    0393557                              05           04/01/00          0
    0393557                              O            03/01/30
    0


    3276237          526/526             F           78,000.00         ZZ
                                         360         77,956.26          1
    904 KNOTTINGHAM DR #2A             8.875            620.61         69
                                       8.625            620.61      114,500.00
    SCHAUMBURG       IL   60193          2            02/09/00         00
    0393623                              01           04/01/00          0
    0393623                              O            03/01/30
    0


    3276238          526/526             F           63,900.00         ZZ
                                         360         63,866.00          1
    248 CARNIVAL DRIVE                 9.125            519.91         90
                                       8.875            519.91       71,000.00
    EL PASO          TX   79912          1            02/17/00         11
    0393688                              05           04/01/00         25
    0393688                              O            03/01/30
    0


    3276239          526/526             F           98,800.00         ZZ
                                         360         98,746.03          1
    1950 WATERS FERRY DRIVE            9.000            794.97         60
                                       8.750            794.97      165,000.00
    LAWRENCEVIL      GA   30043          1            02/15/00         00
    0393869                              03           04/01/00          0
    0393869                              N            03/01/30
    0


    3276240          526/526             F           97,400.00         ZZ
                                         360         97,346.79          1
1


    759 TEAL CT                        9.000            783.71         60
                                       8.750            783.71      163,000.00
    LAWRENCEVILLE    GA   30043          1            02/07/00         00
    0393872                              07           04/01/00          0
    0393872                              N            03/01/30
    0


    3276241          526/526             F           82,000.00         ZZ
                                         360         81,952.82          1
    3425 PALISADES LAKE DR             8.750            645.10         53
                                       8.500            645.10      156,845.00
    DULUTH           GA   30096          1            02/15/00         00
    0393877                              03           04/01/00          0
    0393877                              N            03/01/30
    0


    3276242          526/526             F           56,000.00         ZZ
                                         360         55,971.72          2
    2813  CHICAGO RD                   9.375            465.78         80
                                       9.125            465.78       70,000.00
    CHICAGO HEIGHTS  IL   60411          1            02/24/00         12
    0394008                              05           04/01/00         12
    0394008                              N            03/01/30
    0


    3276243          526/526             F          135,700.00         ZZ
                                         360        135,631.47          1
    6228 W FAIR DR                     9.375          1,128.69         68
                                       9.125          1,128.69      200,000.00
    LITTLETON        CO   80123          2            02/24/00         00
    0394086                              05           04/01/00          0
    0394086                              O            03/01/30
    0


    3276244          526/526             F           85,500.00         ZZ
                                         360         85,456.82          1
    6301 N SHERIDAN RD #9V             9.375            711.15         90
                                       9.125            711.15       95,000.00
    CHICAGO          IL   60660          1            02/17/00         12
    0394131                              01           04/01/00         25
    0394131                              N            03/01/30
    0


    3276245          526/526             F           94,500.00         ZZ
                                         360         94,452.27          1
    2243 W 71ST ST                     9.375            786.01         90
                                       9.125            786.01      105,000.00
    CHICAGO          IL   60636          1            02/11/00         12
    0394182                              05           04/01/00         25
1


    0394182                              N            03/01/30
    0


    3276246          526/526             F          149,600.00         ZZ
                                         360        149,516.13          2
    539  SHATTUCK AVE S                8.875          1,190.29         80
                                       8.625          1,190.29      187,000.00
    RENTON           WA   98055          1            01/02/00         00
    0394250                              05           04/01/00          0
    0394250                              N            03/01/30
    0


    3276247          526/526             F           89,910.00         ZZ
                                         360         89,863.39          1
    3827  NORTH 15TH AVE               9.250            739.67         90
                                       9.000            739.67       99,900.00
    PHOENIX          AZ   85015          1            02/07/00         11
    0394372                              05           04/01/00         25
    0394372                              N            03/01/30
    0


    3276248          526/526             F           62,500.00         ZZ
                                         360         62,461.15          1
    120 MARCY LANE                     8.375            475.05         79
                                       8.125            475.05       80,000.00
    GREENWOOD        IN   46142          2            02/29/00         00
    0394522                              05           04/01/00          0
    0394522                              N            03/01/30
    0


    3276249          526/526             F           36,800.00         ZZ
                                         360         36,780.41          1
    5821 GETZ LANE                     9.125            299.42         80
                                       8.875            299.42       46,000.00
    INDIANAPOLIS     IN   46254          1            02/15/00         00
    0394552                              05           04/01/00          0
    0394552                              N            03/01/30
    0


    3276250          526/526             F           82,400.00         ZZ
                                         360         82,356.14          1
    4014 WEST PARADISE DR              9.125            670.44         80
                                       8.875            670.44      103,000.00
    PHOENIX          AZ   85029          1            02/10/00         00
    0394617                              05           04/01/00          0
    0394617                              O            03/01/30
    0


1


    3276251          526/526             F           94,000.00         ZZ
                                         360         93,951.27          1
    328 E DUNBAR DR                    9.250            773.31         80
                                       9.000            773.31      117,500.00
    TEMPE            AZ   85282          1            02/14/00         00
    0394631                              05           04/01/00          0
    0394631                              N            03/01/30
    0


    3276252          526/526             F          102,000.00         ZZ
                                         360        101,944.28          1
    2604  NORTH PENNINGTON DRIVE       9.000            820.72         90
                                       8.750            820.72      114,000.00
    CHANDLER         AZ   85224          1            02/16/00         01
    0395507                              05           04/01/00         25
    0395507                              N            03/01/30
    0


    3276253          526/526             F           69,690.00         ZZ
                                         360         69,654.80          1
    233 EAST ERIE #1308                9.375            579.65         80
                                       9.125            579.65       87,113.00
    CHICAGO          IL   60611          1            02/29/00         00
    0395550                              06           04/01/00          0
    0395550                              O            03/01/30
    0


    3276254          526/526             F          109,500.00         ZZ
                                         360        109,438.61          1
    103  TAROCCO RD                    8.875            871.23         75
                                       8.625            871.23      146,000.00
    IRVINE           CA   92620          1            02/16/00         00
    0395655                              01           04/01/00          0
    0395655                              N            03/01/30
    0


    3276255          526/526             F           46,150.00         T
                                         360         46,127.30          1
    5323  THOMAS DR #1B                9.500            388.05         65
                                       9.250            388.05       71,000.00
    PANAMA CITY BEA  FL   32408          5            02/25/00         00
    0395805                              01           04/01/00          0
    0395805                              O            03/01/30
    0


    3276256          526/526             F          112,000.00         ZZ
                                         360        111,941.93          1
    7145  N 76TH DR                    9.250            921.40         80
                                       9.000            921.40      140,000.00
1


    GLENDALE         AZ   85303          1            02/23/00         00
    0395857                              05           04/01/00          0
    0395857                              O            03/01/30
    0


    3276257          526/526             F           51,000.00         ZZ
                                         360         50,974.24          1
    2575  SOUTH SYRACUSE WAY           9.375            424.20         63
    #E202                              9.125            424.20       81,000.00
    DENVER           CO   80231          1            02/29/00         00
    0396053                              01           04/01/00          0
    0396053                              N            03/01/30
    0


    3276258          526/526             F           38,000.00         ZZ
                                         360         37,981.30          1
    3643  SOUTH SHERIDAN BLVD #R12     9.500            319.53         65
                                       9.250            319.53       58,500.00
    LAKEWOOD         CO   80235          1            02/28/00         00
    0396054                              01           04/01/00          0
    0396054                              N            03/01/30
    0


    3276259          526/526             F           60,300.00         ZZ
                                         360         60,267.90          1
    6034  FIELDCREST DR                9.125            490.63         90
                                       8.875            490.63       67,000.00
    MORROW           GA   30260          1            02/29/00         12
    0396177                              05           04/01/00         25
    0396177                              N            03/01/30
    0


    3276291          526/526             F          228,000.00         ZZ
                                         360        226,566.29          1
    7765 EAGLE RIDGE ROAD              7.625          1,613.77         80
                                       7.375          1,613.77      285,000.00
    SAN DIEGO        CA   92119          1            07/27/99         00
    0373309                              07           09/01/99          0
    0373309                              O            08/01/29
    0


    3276292          526/526             F          161,000.00         ZZ
                                         360        160,147.72          1
    312 E IRVINE RD                    7.500          1,125.74         80
                                       7.250          1,125.74      202,000.00
    PHOENIX          AZ   85027          2            08/03/99         00
    0377545                              03           10/01/99          0
    0377545                              O            09/01/29
    0
1




    3276294          526/526             F          127,500.00         ZZ
                                         360        127,420.24          1
    310 EAST 800 SOUTH                 8.625            991.69         80
                                       8.375            991.69      160,000.00
    SALT LAKE CITY   UT   84111          5            02/02/00         00
    0393095                              05           04/01/00          0
    0393095                              O            03/01/30
    0


    3276303          526/526             F          319,500.00         ZZ
                                         360        319,101.44          1
    777 JORDANNA ROAD                  8.375          2,428.43         80
                                       8.125          2,428.43      400,000.00
    GRAND JUNCTION   CO   81506          5            01/24/00         00
    0391589                              05           03/01/00          0
    0391589                              O            02/01/30
    0


    3276304          526/526             F          603,100.00         ZZ
                                         360        602,734.64          1
    6314 ROYALTON DRIVE                8.500          4,637.32         80
                                       8.250          4,637.32      753,900.00
    DALLAS           TX   75230          1            02/28/00         00
    0395573                              05           04/01/00          0
    0395573                              O            03/01/30
    0


    3277726          601/G02             F           25,875.00         ZZ
                                         360         25,860.86          1
    745 KERN STREET                    9.000            208.20         90
                                       8.750            208.20       28,750.00
    WATERLOO         IA   50703          1            02/24/00         11
    0431901164                           05           04/01/00         25
    60155223                             N            03/01/30
    0


    3278259          624/G02             F          261,400.00         ZZ
                                         360        261,268.00          1
    8042 TAHOE PARKE CIRCLE            9.375          2,174.19         90
                                       9.125          2,174.19      290,450.00
    AUSTIN           TX   78726          1            02/29/00         11
    0431912849                           03           04/01/00         25
    82005600016F                         O            03/01/30
    0


    3278261          F42/G02             F          252,600.00         ZZ
                                         360        252,600.00          1
1


    54 LINWOOD AVE                     9.875          2,193.45         85
                                       9.625          2,193.45      300,000.00
    MIDLAND PARK     NJ   07432          5            03/06/00         12
    0431913581                           05           05/01/00         12
    03013                                O            04/01/30
    0


    3278733          K08/G02             F           83,250.00         ZZ
                                         360         83,209.05          1
    1736 SOUTH AMERICAN STREET         9.500            700.01         90
                                       9.250            700.01       92,500.00
    STOCKTON         CA   95206          1            02/17/00         01
    0411816770                           05           04/01/00         25
    0411816770                           O            03/01/30
    0


    3278735          K08/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
    8386 COCONUT BLVD                  9.875          1,094.12         90
                                       9.625          1,094.12      140,000.00
    WEST PALM BEACH  FL   33412          1            03/09/00         10
    0411829245                           05           05/01/00         25
    0411829245                           O            04/01/30
    0


    3278736          K08/G02             F           75,150.00         T
                                         360         75,114.00          1
    203 EAST BRIGANTINE AVENUE         9.625            638.77         90
    #209                               9.375            638.77       83,500.00
    BRIGANTINE       NJ   08203          1            02/18/00         01
    0411836943                           01           04/01/00         25
    0411836943                           O            03/01/30
    0


    3278740          K08/G02             F          127,800.00         ZZ
                                         360        127,800.00          4
    211 CHANSLOR AVENUE                9.750          1,098.00         90
                                       9.500          1,098.00      142,000.00
    RICHMOND         CA   94801          1            03/06/00         01
    0411849086                           05           05/01/00         25
    0411849086                           N            04/01/30
    0


    3278741          K08/G02             F           70,000.00         ZZ
                                         360         70,000.00          1
    4019 PRINCETON BOULEVARD           8.750            550.69         70
                                       8.500            550.69      101,000.00
    SOUTH EUCLID     OH   44121          1            03/09/00         00
    0411867849                           05           05/01/00          0
1


    0411867849                           O            04/01/30
    0


    3278742          K08/G02             F          245,050.00         ZZ
                                         360        245,050.00          1
    316 GARRISON CIRCLE                9.625          2,082.90         95
                                       9.375          2,082.90      257,957.00
    BARRINGTON       IL   60010          1            03/09/00         04
    0411872393                           03           05/01/00         30
    0411872393                           O            04/01/30
    0


    3280656          K08/G02             F           74,400.00         ZZ
                                         360         74,400.00          1
    5801 TRAVIS COOK ROAD              8.750            585.31         60
                                       8.500            585.31      124,000.00
    AUSTIN           TX   78735          5            03/06/00         00
    0411800568                           05           05/01/00          0
    0411800568                           O            04/01/30
    0


    3280661          K08/G02             F           34,350.00         ZZ
                                         360         34,350.00          1
    2312 BALSAM DRIVE, A105            9.875            298.28         90
                                       9.625            298.28       38,200.00
    ARLINGTON        TX   76006          1            03/10/00         10
    0411820780                           01           05/01/00         30
    0411820780                           N            04/01/30
    0


    3280662          K08/G02             F           28,000.00         ZZ
                                         360         27,986.93          1
    4303 7TH STREET                    9.750            240.57         78
                                       9.500            240.57       36,000.00
    ECORSE           MI   48229          5            02/11/00         00
    0411822794                           05           04/01/00          0
    0411822794                           N            03/01/30
    0


    3280663          K08/G02             F           53,550.00         ZZ
                                         360         53,550.00          1
    2306 WESTFIELD                     9.750            460.08         90
                                       9.500            460.08       59,500.00
    NILES            MI   49120          1            03/10/00         01
    0411825607                           05           05/01/00         25
    0411825607                           N            04/01/30
    0


1


    3280664          K08/G02             F           45,600.00         ZZ
                                         360         45,600.00          2
    1021 NORTH HUEY STREET            10.000            400.17         80
                                       9.750            400.17       57,000.00
    SOUTH BEND       IN   46628          1            03/09/00         00
    0411833270                           05           05/01/00          0
    0411833270                           N            04/01/30
    0


    3280665          K08/G02             F           50,000.00         ZZ
                                         360         50,000.00          1
    1204 CLANCY                        9.375            415.87         79
                                       9.125            415.87       63,800.00
    FLINT            MI   48503          1            03/10/00         00
    0411843469                           05           05/01/00          0
    0411843469                           O            04/01/30
    0


    3280667          K08/G02             F           83,700.00         ZZ
                                         360         83,700.00          4
    7874 A,B,C SOUTH CORONET COURT     9.875            726.81         90
                                       9.625            726.81       93,000.00
    NEW ORLEANS      LA   70126          1            03/10/00         01
    0411852932                           05           05/01/00         25
    0411852932                           N            04/01/30
    0


    3280670          K08/G02             F           63,000.00         ZZ
                                         360         63,000.00          4
    1152 TALLOW TREE                   9.875            547.06         90
                                       9.625            547.06       70,000.00
    HARVEY           LA   70058          1            03/10/00         01
    0411855182                           05           05/01/00         25
    0411855182                           N            04/01/30
    0


    3280671          K08/G02             F           42,400.00         ZZ
                                         360         42,400.00          1
    2333 WRIGHT                       10.000            372.09         80
                                       9.750            372.09       53,000.00
    NORTH CHICAGO    IL   60064          1            03/10/00         00
    0411856529                           05           05/01/00          0
    0411856529                           N            04/01/30
    0


    3280674          K08/G02             F           75,150.00         ZZ
                                         360         75,150.00          2
    1913 53RD ST.                      9.750            645.65         90
                                       9.500            645.65       83,500.00
1


    KENOSHA          WI   53140          1            03/10/00         01
    0411858921                           05           05/01/00         25
    0411858921                           N            04/01/30
    0


    3280677          K08/G02             F          210,000.00         ZZ
                                         360        210,000.00          1
    5818 WILLOW GROVE ROAD             9.750          1,804.22         70
                                       9.500          1,804.22      300,000.00
    TROY             MI   48098          5            03/10/00         00
    0411861222                           05           05/01/00          0
    0411861222                           N            04/01/30
    0


    3280680          K08/G02             F          297,300.00         ZZ
                                         360        297,300.00          1
    7635 EADS AVENUE, UNIT #3          9.875          2,581.60         70
                                       9.625          2,581.60      425,000.00
    LA JOLLA         CA   92037          2            03/03/00         00
    0411863186                           01           05/01/00          0
    0411863186                           N            04/01/30
    0


    3280683          K08/G02             F          158,400.00         ZZ
                                         360        158,400.00          1
    37 PEARL STREET                    9.000          1,274.52         90
                                       8.750          1,274.52      176,000.00
    ESSEX JUNCTION   VT   05452          1            03/10/00         01
    0411867930                           05           05/01/00         25
    0411867930                           O            04/01/30
    0


    3282058          J33/G02             F           81,900.00         ZZ
                                         360         81,845.04          1
    14 SOUTH HEATHROW                  8.000            600.96         70
                                       7.750            600.96      117,000.00
    ROME             GA   30165          5            03/03/00         00
    0431918432                           05           04/01/00          0
    000152020035                         N            03/01/30
    0


    3282070          624/G02             F           75,200.00         ZZ
                                         360         75,200.00          4
    1351 WEST 11TH STREET              9.750            646.08         80
                                       9.500            646.08       94,000.00
    MERCED           CA   95340          1            03/09/00         00
    0431908391                           05           05/01/00          0
    43200200053                          N            04/01/30
    0
1




    3282155          562/G02             F          238,500.00         ZZ
                                         360        238,391.64          3
    90 WILSON AVENUE                   9.875          2,071.02         90
                                       9.625          2,071.02      265,000.00
    BROOKLYN         NY   11237          1            02/29/00         12
    0431912773                           07           04/01/00         25
    631656                               N            03/01/30
    0


    3284480          K08/G02             F          144,000.00         ZZ
                                         360        144,000.00          4
    3021 SOUTH 232ND PLACE             9.000          1,158.66         90
                                       8.750          1,158.66      160,000.00
    DES MOINES       WA   98198          1            03/08/00         04
    0411740640                           05           05/01/00         25
    0411740640                           N            04/01/30
    0


    3284483          K08/G02             F          169,700.00         ZZ
                                         360        169,700.00          1
    7106 DUFFIELD DRIVE                8.375          1,289.84         90
                                       8.125          1,289.84      189,000.00
    DALLAS           TX   75248          2            03/08/00         10
    0411807282                           05           05/01/00         25
    0411807282                           O            04/01/30
    0


    3284484          K08/G02             F          127,600.00         ZZ
                                         360        127,600.00          2
    1413 - 1415 LAKE STREET NE         9.750          1,096.28         80
                                       9.500          1,096.28      159,500.00
    HOPKINS          MN   55343          1            03/13/00         00
    0411812928                           05           05/01/00          0
    0411812928                           N            04/01/30
    0


    3284488          K08/G02             F          216,000.00         ZZ
                                         360        216,000.00          4
    2425 L STREET                      9.625          1,835.98         90
                                       9.375          1,835.98      240,000.00
    SACRAMENTO       CA   95816          1            03/07/00         01
    0411835945                           05           05/01/00         25
    0411835945                           N            04/01/30
    0


    3284489          K08/G02             F          135,500.00         ZZ
                                         360        135,500.00          1
1


    10047 NE 23RD AVENUE               9.375          1,127.02         85
                                       9.125          1,127.02      160,000.00
    MITCHELLVILLE    IA   50169          5            03/08/00         01
    0411839616                           05           05/01/00         12
    0411839616                           O            04/01/30
    0


    3284490          K08/G02             F           52,250.00         ZZ
                                         240         52,250.00          1
    3240 GURLEY AVENUE                10.000            504.22         95
                                       9.750            504.22       55,000.00
    GADSDEN          AL   35903          5            03/07/00         04
    0411842842                           05           05/01/00         30
    0411842842                           O            04/01/20
    0


    3284496          K08/G02             F          297,500.00         ZZ
                                         360        297,500.00          1
    7406 SOUTH IRELAND WAY             9.000          2,393.75         85
                                       8.750          2,393.75      350,000.00
    AURORA           CO   80016          5            03/07/00         01
    0411853153                           03           05/01/00         12
    0411853153                           O            04/01/30
    0


    3284497          K08/G02             F           87,300.00         ZZ
                                         360         87,300.00          3
    73 REGENT AVENUE                   9.000            702.44         90
                                       8.750            702.44       97,000.00
    PROVIDENCE       RI   02908          1            03/13/00         01
    0411858749                           05           05/01/00         25
    0411858749                           N            04/01/30
    0


    3284499          K08/G02             F          115,200.00         ZZ
                                         360        115,200.00          1
    1130 BLUEBIRD LANE                 8.875            916.58         90
                                       8.625            916.58      128,000.00
    LIBERTY          MO   64068          1            03/10/00         10
    0411861776                           03           05/01/00         25
    0411861776                           O            04/01/30
    0


    3284500          K08/G02             F           82,000.00         ZZ
                                         360         82,000.00          1
    170 HURT ROAD                      9.250            674.59         80
                                       9.000            674.59      102,500.00
    SMYRNA           GA   30082          5            03/10/00         00
    0411867815                           05           05/01/00          0
1


    0411867815                           N            04/01/30
    0


    3284501          K08/G02             F          157,900.00         ZZ
                                         360        157,900.00          1
    7532 SOUTH ROSEMARY CIRCLE         9.000          1,270.50         74
                                       8.750          1,270.50      214,000.00
    ENGLEWOOD        CO   80112          5            03/07/00         00
    0411873417                           03           05/01/00          0
    0411873417                           O            04/01/30
    0


    3284502          K08/G02             F           72,100.00         ZZ
                                         360         72,100.00          2
    5305 & 5307 ASH LANE               9.375            599.69         70
                                       9.125            599.69      103,000.00
    DALLAS           TX   75223          2            03/13/00         00
    0411877160                           05           05/01/00          0
    0411877160                           N            04/01/30
    0


    3284503          K08/G02             F          161,250.00         ZZ
                                         360        161,250.00          2
    1448 AND 1452 S. PEARL STREET      9.250          1,326.56         75
                                       9.000          1,326.56      215,000.00
    DENVER           CO   80210          1            03/13/00         00
    0411877194                           05           05/01/00          0
    0411877194                           N            04/01/30
    0


    3286128          G32/G02             F          122,400.00         ZZ
                                         360        122,400.00          1
    9531 S HOYNE AVE                   9.125            995.89         80
                                       8.875            995.89      153,000.00
    CHICAGO          IL   60643          1            03/14/00         00
    0431910769                           05           05/01/00          0
    1006191                              O            04/01/30
    0


    3286176          950/G02             F          220,500.00         ZZ
                                         360        220,500.00          1
    5738 N W LONDONBERRY LOOP          9.250          1,814.00         90
                                       9.000          1,814.00      245,000.00
    BREMERTON        WA   98312          1            03/07/00         14
    0431917574                           03           05/01/00         25
    107000203007                         O            04/01/30
    0


1


    3286305          026/G02             F          321,000.00         ZZ
                                         360        321,000.00          1
    4016 BAHAMA ROAD                   8.375          2,439.84         78
                                       8.125          2,439.84      415,000.00
    ROUGEMONT        NC   27572          4            03/13/00         00
    0431910694                           05           05/01/00          0
    0200363212                           O            04/01/30
    0


    3286321          K31/G02             F           85,500.00         ZZ
                                         360         85,500.00          1
    368 DESIREE DRIVE                  9.750            734.58         90
                                       9.500            734.58       95,000.00
    LAWRENCEVILLE    GA   30244          1            03/15/00         14
    0431934348                           05           05/01/00         25
    296106                               N            04/01/30
    0


    3287398          K08/G02             F           35,000.00         ZZ
                                         360         35,000.00          1
    2005 SE 25TH DRIVE                 9.000            281.62         42
                                       8.750            281.62       85,000.00
    OKEECHOBEE       FL   34974          5            03/09/00         00
    0411791783                           27           05/01/00          0
    0411791783                           O            04/01/30
    0


    3287402          K08/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
    28185 GRAHAM                       9.125          1,692.36         80
                                       8.875          1,692.36      260,000.00
    CHESTERFIELD TW  MI   48051          1            03/14/00         00
    0411823057                           05           05/01/00          0
    0411823057                           O            04/01/30
    0


    3287403          K08/G02             F          209,000.00         ZZ
                                         360        209,000.00          3
    5156 S. LOOMIS                     9.625          1,776.48         95
                                       9.375          1,776.48      220,000.00
    CHICAGO          IL   60609          1            03/14/00         04
    0411827736                           05           05/01/00         30
    0411827736                           O            04/01/30
    0


    3287404          K08/G02             F           62,950.00         ZZ
                                         360         62,950.00          2
    197 MONTAUK AVENUE                 8.750            495.23         90
                                       8.500            495.23       69,950.00
1


    NEW LONDON       CT   06320          1            03/14/00         04
    0411827843                           05           05/01/00         25
    0411827843                           O            04/01/30
    0


    3287408          K08/G02             F           61,650.00         ZZ
                                         360         61,650.00          1
    7915 OAK MEADOW COURT              9.625            524.02         90
    UNIT #22                           9.375            524.02       68,500.00
    CHARLOTTE        NC   28210          1            03/13/00         04
    0411844863                           01           05/01/00         25
    0411844863                           N            04/01/30
    0


    3287409          K08/G02             F          513,750.00         ZZ
                                         360        513,750.00          1
    2041 TRENTHAM ROAD                 9.000          4,133.75         75
                                       8.750          4,133.75      685,000.00
    LAKE SHERWOOD A  CA   91361          1            03/13/00         00
    0411844913                           03           05/01/00          0
    0411844913                           O            04/01/30
    0


    3287410          K08/G02             F           52,700.00         ZZ
                                         360         52,700.00          1
    320 THOMAS STREET                  9.750            452.77         90
                                       9.500            452.77       58,600.00
    PHILLIPSBURG     NJ   08865          1            03/14/00         04
    0411845894                           05           05/01/00         25
    0411845894                           N            04/01/30
    0


    3287411          K08/G02             F           61,650.00         ZZ
                                         360         61,650.00          1
    7903-3 OAK MEADOW COURT            9.625            524.02         90
                                       9.375            524.02       68,500.00
    CHARLOTTE        NC   28210          1            03/13/00         04
    0411846405                           01           05/01/00         25
    0411846405                           N            04/01/30
    0


    3287412          K08/G02             F           61,650.00         ZZ
                                         360         61,650.00          1
    7903-7 OAK MEADOW COURT            9.625            524.02         90
                                       9.375            524.02       68,500.00
    CHARLOTTE        NC   28210          1            03/13/00         04
    0411846413                           01           05/01/00         25
    0411846413                           N            04/01/30
    0
1




    3287415          K08/G02             F           65,000.00         ZZ
                                         360         65,000.00          1
    480 ROCK CREEK ROAD                9.875            564.43         86
                                       9.625            564.43       76,000.00
    MULA             AL   35118          5            03/09/00         01
    0411853906                           05           05/01/00         25
    0411853906                           O            04/01/30
    0


    3287421          K08/G02             F           79,200.00         T
                                         360         79,200.00          1
    1601 LENOX AVE, UNIT # 9           9.000            637.26         90
                                       8.750            637.26       88,000.00
    MIAMI BEACH      FL   33139          1            03/09/00         10
    0411859879                           01           05/01/00         25
    0411859879                           O            04/01/30
    0


    3287425          K08/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    HCR 72 BOX 329J                    8.500            922.70         69
                                       8.250            922.70      174,000.00
    ARDMORE          OK   73401          4            03/09/00         00
    0411863848                           05           05/01/00          0
    0411863848                           O            04/01/30
    0


    3287429          K08/G02             F          183,600.00         ZZ
                                         360        183,600.00          1
    2517 COUNTY ROAD 312               9.000          1,477.29         90
                                       8.750          1,477.29      204,000.00
    CLEBURNE         TX   76031          1            03/13/00         10
    0411878788                           05           05/01/00         30
    0411878788                           O            04/01/30
    0


    3287512          E82/G02             F          386,000.00         ZZ
                                         360        386,000.00          1
    2900 SOUTHWEST 45TH STREET         9.500          3,245.70         78
                                       9.250          3,245.70      500,000.00
    FORT LAUDERDALE  FL   33312          5            03/13/00         00
    0400254116                           05           05/01/00          0
    0400254116                           O            04/01/30
    0


    3288304          F96/G02             F           89,500.00         ZZ
                                         360         89,500.00          1
1


    38 MOUNTAINSIDE AVENUE             9.750            768.94         90
                                       9.500            768.94       99,500.00
    HARDYSTON        NJ   07460          1            03/10/00         10
    0431920966                           05           05/01/00         25
    0001199                              O            04/01/30
    0


    3290697          K08/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
    510 LAKESIDE DRIVE                10.000            745.94         55
                                       9.750            745.94      155,000.00
    ROME CITY        IN   46784          5            03/15/00         00
    0411761349                           05           05/01/00          0
    0411761349                           N            04/01/30
    0


    3290705          K08/G02             F          312,000.00         ZZ
                                         360        312,000.00          1
    82095 LOST CREEK ROAD              8.375          2,371.43         80
                                       8.125          2,371.43      390,000.00
    DEXTER           OR   97431          1            03/07/00         00
    0411821358                           05           05/01/00          0
    0411821358                           O            04/01/30
    0


    3290706          K08/G02             F          245,000.00         ZZ
                                         360        245,000.00          1
    37024 CONTRA COSTA AVENUE          8.375          1,862.18         80
                                       8.125          1,862.18      308,000.00
    FREMONT          CA   94536          5            03/09/00         00
    0411827538                           05           05/01/00          0
    0411827538                           O            04/01/30
    0


    3290710          K08/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
    820 PORTSMOUTH                     8.875          1,209.38         95
                                       8.625          1,209.38      160,000.00
    WESTCHESTER      IL   60154          5            03/10/00         10
    0411840879                           05           05/01/00         30
    0411840879                           O            04/01/30
    0


    3290712          K08/G02             F          162,000.00         ZZ
                                         360        162,000.00          1
    5605 TIGER TRAIL                   8.500          1,245.64         77
                                       8.250          1,245.64      212,000.00
    FORT WORTH       TX   76126          5            03/10/00         00
    0411848187                           05           05/01/00          0
1


    0411848187                           O            04/01/30
    0


    3290713          K08/G02             F          770,000.00         ZZ
                                         360        770,000.00          1
    3215 PRINCETON AVENUE              9.125          6,264.97         70
                                       8.875          6,264.97    1,100,000.00
    HIGHLAND PARK    TX   75205          1            03/15/00         00
    0411852353                           05           05/01/00          0
    0411852353                           O            04/01/30
    0


    3290714          K08/G02             F          112,500.00         ZZ
                                         360        112,500.00          1
    7755 BRIGHT AVENUE                 9.750            966.55         69
                                       9.500            966.55      165,000.00
    WHITTIER         CA   90602          5            03/10/00         00
    0411852429                           05           05/01/00          0
    0411852429                           N            04/01/30
    0


    3290715          K08/G02             F           90,250.00         ZZ
                                         240         90,250.00          1
    1617 E. WASHINGTON                 8.625            790.37         95
                                       8.375            790.37       95,000.00
    JOLIET           IL   60433          5            03/10/00         10
    0411852544                           05           05/01/00         30
    0411852544                           O            04/01/20
    0


    3290716          K08/G02             F          103,000.00         ZZ
                                         360        103,000.00          1
    895 CROSS GATES BLVD               8.875            819.51         61
                                       8.625            819.51      169,000.00
    SLIDELL          LA   70461          2            03/10/00         00
    0411852627                           05           05/01/00          0
    0411852627                           O            04/01/30
    0


    3290718          K08/G02             F           62,900.00         ZZ
                                         360         62,900.00          3
    29 LANDRY STREET                   9.500            528.90         90
                                       9.250            528.90       69,900.00
    BRISTOL          CT   06010          1            03/15/00         04
    0411856297                           05           05/01/00         25
    0411856297                           N            04/01/30
    0


1


    3290721          K08/G02             F           98,100.00         ZZ
                                         360         98,100.00          1
    85 OAKWOOD STREET                  9.625            833.84         90
                                       9.375            833.84      109,000.00
    WILLIAMS BAY     WI   53191          1            03/15/00         01
    0411859291                           05           05/01/00         25
    0411859291                           O            04/01/30
    0


    3290723          K08/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
    288 SALEM ROAD                     8.625          1,368.91         80
                                       8.375          1,368.91      220,000.00
    BILLERICA        MA   01821          5            03/10/00         00
    0411860349                           05           05/01/00          0
    0411860349                           O            04/01/30
    0


    3290725          K08/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
    15834 NW 82 COURT                  9.625          1,767.98         80
                                       9.375          1,767.98      260,000.00
    MIAMI            FL   33016          1            03/15/00         00
    0411862295                           05           05/01/00          0
    0411862295                           O            04/01/30
    0


    3290727          K08/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
    2201 NORTH 55TH AVENUE             9.500          1,059.48         75
                                       9.250          1,059.48      168,000.00
    HOLLYWOOD        FL   33021          5            03/10/00         00
    0411863194                           05           05/01/00          0
    0411863194                           O            04/01/30
    0


    3290730          K08/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    12866 EAST NEVADA CIRCLE           9.250            921.40         80
                                       9.000            921.40      140,000.00
    AURORA           CO   80012          1            03/15/00         00
    0411865553                           05           05/01/00          0
    0411865553                           N            04/01/30
    0


    3290732          K08/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    9212 CLYDESDALE                    9.000            844.85         71
                                       8.750            844.85      149,500.00
1


    ST. LOUIS        MO   63126          5            03/10/00         00
    0411866072                           05           05/01/00          0
    0411866072                           O            04/01/30
    0


    3290733          K08/G02             F          136,400.00         ZZ
                                         360        136,400.00          1
    4209 WHITE OAKS                    8.875          1,085.26         80
                                       8.625          1,085.26      170,500.00
    HIGH RIDGE       MO   63049          2            03/10/00         00
    0411866098                           05           05/01/00          0
    0411866098                           O            04/01/30
    0


    3290734          K08/G02             F           43,000.00         ZZ
                                         360         43,000.00          1
    514 EAST GALLOWAY AVENUE           9.375            357.65         77
                                       9.125            357.65       56,500.00
    WEISER           ID   83672          2            03/10/00         00
    0411867781                           05           05/01/00          0
    0411867781                           N            04/01/30
    0


    3290735          K08/G02             F          186,300.00         ZZ
                                         360        186,300.00          1
    2842 LESLIE COURT                  9.000          1,499.01         90
                                       8.750          1,499.01      207,000.00
    LARAMIE          WY   82072          1            03/15/00         01
    0411873144                           03           05/01/00         25
    0411873144                           O            04/01/30
    0


    3290736          K08/G02             F           97,500.00         ZZ
                                         360         97,500.00          1
    1004 GRISWOLD RD                   9.000            784.51         85
                                       8.750            784.51      115,000.00
    FAIRFIELD        AL   35064          5            03/10/00         04
    0411873524                           05           05/01/00         12
    0411873524                           O            04/01/30
    0


    3290738          K08/G02             F          137,250.00         ZZ
                                         360        137,250.00          1
    611-6 NE 12 TERRACE                9.750          1,179.19         90
                                       9.500          1,179.19      152,500.00
    BOYNTON BEACH    FL   33435          1            03/15/00         01
    0411875099                           09           05/01/00         25
    0411875099                           N            04/01/30
    0
1




    3290739          K08/G02             F           98,800.00         ZZ
                                         360         98,800.00          1
    5915 N. MISSISSIPPI AVENU          8.875            786.10         80
                                       8.625            786.10      125,000.00
    PORTLAND         OR   97230          2            03/10/00         00
    0411876410                           05           05/01/00          0
    0411876410                           N            04/01/30
    0


    3290943          E82/G02             F          168,000.00         ZZ
                                         360        168,000.00          2
    145 SOUTH 15TH STREET              8.750          1,321.66         80
                                       8.500          1,321.66      210,000.00
    LINDENHURST      NY   11757          1            03/20/00         00
    0400254975                           05           05/01/00          0
    0400254975                           O            04/01/30
    0


    3291707          624/G02             F          105,600.00         ZZ
                                         360        105,600.00          1
    762 9TH STREET                     9.375            878.33         80
                                       9.125            878.33      132,000.00
    WASHOUGAL        WA   98671          2            03/09/00         00
    0431920305                           05           05/01/00          0
    81700100523F                         N            04/01/30
    0


    3292630          822/G02             F           76,000.00         ZZ
                                         360         75,959.55          3
    225 SPRUCE STREET                  9.125            618.37         80
                                       8.875            618.37       95,000.00
    MANCHESTER       NH   03103          1            02/25/00         00
    0431916907                           05           04/01/00          0
    3806000239                           N            03/01/30
    0


    3294837          K08/G02             F           81,000.00         ZZ
                                         360         81,000.00          1
    153 ROGERS ROAD                    9.875            703.36         90
                                       9.625            703.36       90,000.00
    MIDDLEBURY       VT   05753          1            03/16/00         10
    0411818834                           05           05/01/00         25
    0411818834                           N            04/01/30
    0


    3294838          K08/G02             F          300,000.00         ZZ
                                         360        300,000.00          3
1


    4339,4341,4341 1/2 CLARISSA        8.625          2,333.37         90
    AVENUE                             8.375          2,333.37      335,000.00
    LOS ANGELES      CA   90027          1            03/13/00         11
    0411832371                           05           05/01/00         25
    0411832371                           O            04/01/30
    0


    3294843          K08/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
    3705 PEACOCK DRIVE                 8.750          1,541.93         80
                                       8.500          1,541.93      245,000.00
    WEST MELBOURNE   FL   32904          1            03/16/00         00
    0411867021                           05           05/01/00          0
    0411867021                           O            04/01/30
    0


    3294844          K08/G02             F           31,200.00         ZZ
                                         360         31,200.00          1
    669 S. ELIZABETH ST.              10.000            273.80         80
                                       9.750            273.80       39,000.00
    LIMA             OH   45804          1            03/16/00         00
    0411875206                           05           05/01/00          0
    0411875206                           N            04/01/30
    0


    3294846          K08/G02             F           65,700.00         ZZ
                                         360         65,700.00          2
    1100 DAVID ST.                     9.750            564.46         90
                                       9.500            564.46       73,000.00
    RACINE           WI   53404          1            03/16/00         04
    0411877863                           05           05/01/00         25
    0411877863                           N            04/01/30
    0


    3294848          K08/G02             F           87,300.00         ZZ
                                         360         87,300.00          3
    27-29 PENN STREET                  9.000            702.44         90
                                       8.750            702.44       97,000.00
    PROVIDENCE       RI   02908          1            03/16/00         01
    0411879737                           05           05/01/00         25
    0411879737                           N            04/01/30
    0


    3294891          623/623             F           68,400.00         ZZ
                                         360         68,228.37          1
    2271 CAMBRIA ROAD                  9.250            562.71         90
                                       9.000            562.71       76,000.00
    HILLSDALE        MI   49242          1            11/05/99         10
    1245219                              05           01/01/00         25
1


    1245219                              N            12/01/29
    0


    3294893          623/623             F          241,450.00         ZZ
                                         360        241,008.07          1
    1860 KEEL DRIVE                    8.500          1,856.54         78
                                       8.250          1,856.54      312,000.00
    HOWELL           MI   48843          2            12/21/99         00
    1248093                              05           02/01/00          0
    1248093                              O            01/01/30
    0


    3294898          623/623             F           50,000.00         ZZ
                                         360         49,946.58          1
    3145 SHADYNOOK ROAD                9.125            406.82         27
                                       8.875            406.82      190,000.00
    CENTRAL LAKE     MI   49622          4            12/10/99         00
    1356288                              05           03/01/00          0
    1356288                              O            02/01/30
    0


    3294902          623/623             F          219,000.00         ZZ
                                         360        218,143.59          1
    8934 N REYNOLDS ROAD               9.000          1,762.12         73
                                       8.750          1,762.12      300,000.00
    TRAVERSE CITY    MI   49684          1            08/27/99         00
    1371943                              05           10/01/99          0
    1371943                              O            09/01/29
    0


    3294912          623/623             F           65,000.00         ZZ
                                         360         64,922.98          1
    1417 MINNESOTA                     8.625            505.56         80
                                       8.375            505.56       82,000.00
    PORT HURON       MI   48060          1            01/17/00         00
    1375260                              05           03/01/00          0
    1375260                              O            02/01/30
    0


    3294914          623/623             F          133,700.00         ZZ
                                         360        133,625.04          1
    46236 ROCKER DRIVE                 8.875          1,063.78         75
                                       8.625          1,063.78      178,300.00
    MACOMB           MI   48044          1            02/04/00         00
    1375538                              05           04/01/00          0
    1375538                              O            03/01/30
    0


1


    3294918          623/623             F           49,500.00         ZZ
                                         360         49,333.52          1
    626 FARMVIEW AVENUE                9.500            416.22         55
                                       9.250            416.22       90,000.00
    UNIVERSITY PARK  IL   60466          5            10/25/99         00
    1376054                              05           12/01/99          0
    1376054                              N            11/01/29
    0


    3294922          623/623             F           32,400.00         ZZ
                                         360         32,324.62          1
    18191 GREELEY                      8.750            254.89         90
                                       8.500            254.89       36,000.00
    DETROIT          MI   48203          1            12/01/99         10
    1376343                              05           01/01/00         25
    1376343                              N            12/01/29
    0


    3294926          623/623             F           63,000.00         ZZ
                                         360         62,867.81          1
    2834 W 36TH STREET                 9.250            518.29         75
                                       9.000            518.29       84,000.00
    CHICAGO          IL   60632          5            11/29/99         00
    1376680                              05           01/01/00          0
    1376680                              N            12/01/29
    0


    3294927          623/623             F           45,000.00         ZZ
                                         360         44,905.61          1
    5628 SOUTH FAIRFIELD               9.250            370.20         75
                                       9.000            370.20       60,000.00
    CHICAGO          IL   60629          5            11/29/99         00
    1376681                              05           01/01/00          0
    1376681                              N            12/01/29
    0


    3294929          623/623             F          225,000.00         ZZ
                                         360        224,422.65          1
    227 GRIFFITH STREET                9.125          1,830.67         75
                                       8.875          1,830.67      300,000.00
    SAUGATUCK        MI   49453          1            11/17/99         00
    1376968                              05           01/01/00          0
    1376968                              O            12/01/29
    0


    3294930          623/623             F          303,200.00         ZZ
                                         360        302,452.22          1
    1050 AUGUSTA                       9.375          2,521.86         78
                                       9.125          2,521.86      389,000.00
1


    TROY             MI   48098          1            11/19/99         00
    1376977                              05           01/01/00          0
    1376977                              O            12/01/29
    0


    3294932          623/623             F          135,000.00         ZZ
                                         360        134,108.19          1
    7950 MCCORDS AVENUE                9.125          1,098.40         71
                                       8.875          1,098.40      191,000.00
    ALTO             MI   49302          5            11/18/99         00
    1377296                              05           01/01/00          0
    1377296                              O            12/01/29
    0


    3294933          623/623             F           53,250.00         ZZ
                                         360         53,150.01          1
    6909 PENROD                        8.375            404.74         75
                                       8.125            404.74       71,000.00
    DETROIT          MI   48228          5            12/31/99         00
    1377772                              05           02/01/00          0
    1377772                              N            01/01/30
    0


    3294934          623/623             F           62,250.00         ZZ
                                         360         62,133.12          1
    6920 PENROD                        8.375            473.14         75
                                       8.125            473.14       83,000.00
    DETROIT          MI   48228          5            12/31/99         00
    1377773                              05           02/01/00          0
    1377773                              N            01/01/30
    0


    3294935          623/623             F          103,950.00         ZZ
                                         360        103,749.78          1
    7324 OAK GROVE                     8.250            780.94         80
                                       8.000            780.94      129,999.00
    JUSTICE          IL   60458          1            12/17/99         00
    1377777                              05           02/01/00          0
    1377777                              O            01/01/30
    0


    3294936          623/623             F           45,000.00         ZZ
                                         360         44,892.56          1
    1459 LINCOLN STREET                8.625            350.01         90
                                       8.375            350.01       50,000.00
    LINCOLN PARK     MI   48146          1            11/19/99         10
    1377781                              05           01/01/00         25
    1377781                              N            12/01/29
    0
1




    3294937          623/623             F          105,600.00         ZZ
                                         360        105,416.39          1
    2031 HAMILTON ROAD                 8.750            830.76         80
                                       8.500            830.76      132,000.00
    OKEMOS           MI   48864          1            12/03/99         00
    1377790                              05           02/01/00          0
    1377790                              O            01/01/30
    0


    3294938          623/623             F           57,250.00         ZZ
                                         360         57,147.88          1
    202 COLLEGE                        8.625            445.28         80
                                       8.375            445.28       71,590.00
    HOLLY            MI   48442          1            12/08/99         00
    1377791                              05           02/01/00          0
    1377791                              O            01/01/30
    0


    3294939          623/623             F          362,250.00         ZZ
                                         360        361,603.77          1
    6965 HELENA                        8.625          2,817.54         75
                                       8.375          2,817.54      483,000.00
    WEST OLIVE       MI   49460          5            12/07/99         00
    1377826                              05           02/01/00          0
    1377826                              O            01/01/30
    0


    3294940          623/623             F           95,000.00         ZZ
                                         360         94,890.28          1
    1193 WINDEMERE DRIVE               8.750            747.37         67
                                       8.500            747.37      142,160.00
    COMSTOCK PARK    MI   49321          1            01/14/00         00
    1377837                              05           03/01/00          0
    1377837                              O            02/01/30
    0


    3294941          623/623             F           85,400.00         ZZ
                                         360         85,211.29          3
    565 FREMONT AVENUE NW              9.000            687.15         90
                                       8.750            687.15       94,900.00
    GRAND RAPIDS     MI   49504          1            11/30/99         10
    1377839                              05           01/01/00         25
    1377839                              N            12/01/29
    0


    3294942          623/623             F          197,200.00         ZZ
                                         360        196,882.78          1
1


    4585 ORCHARD CREEK DRIVE           9.125          1,604.48         75
                                       8.875          1,604.48      265,000.00
    KENTWOOD         MI   49546          1            12/09/99         00
    1382593                              03           02/01/00          0
    1382593                              O            01/01/30
    0


    3294949          623/623             F           39,950.00         ZZ
                                         360         39,796.66          2
    1000 FIRST STREET NW               8.750            314.29         90
                                       8.500            314.29       44,400.00
    GRAND RAPIDS     MI   49504          1            11/30/99         10
    1426420                              05           01/01/00         25
    1426420                              N            12/01/29
    0


    3294951          623/623             F           92,000.00         ZZ
                                         360         84,922.97          1
    283 FELCH STREET                   9.250            756.86         64
                                       9.000            756.86      145,000.00
    HOLLAND          MI   49424          5            12/21/99         00
    1427077                              05           02/01/00          0
    1427077                              O            01/01/30
    0


    3294962          623/623             F           78,000.00         ZZ
                                         360         77,953.95          1
    11367 LENORE                       8.625            606.68         70
                                       8.375            606.68      112,000.00
    REDFORD          MI   48239          2            02/11/00         00
    5221429                              05           04/01/00          0
    5221429                              O            03/01/30
    0


    3294963          623/623             F           64,000.00         ZZ
                                         360         63,966.82          1
    314 OAK STREET                     9.250            526.51         80
                                       9.000            526.51       80,000.00
    FERRYSBURG       MI   49409          2            02/22/00         00
    5222191                              05           04/01/00          0
    5222191                              O            03/01/30
    0


    3294965          623/623             F          140,000.00         ZZ
                                         360        139,750.24          1
    11900 NIXON ROAD                   8.625          1,088.91         80
                                       8.375          1,088.91      175,000.00
    GRAND LEDGE      MI   48837          1            12/17/99         00
    5222772                              05           02/01/00          0
1


    5222772                              O            01/01/30
    0


    3294968          623/623             F           30,600.00         ZZ
                                         360         30,067.24          1
    716 LENORE AVENUE                  8.750            240.73         90
                                       8.500            240.73       34,000.00
    LANSING          MI   48910          1            12/09/99         10
    5222888                              05           02/01/00         25
    5222888                              N            01/01/30
    0


    3294970          623/623             F          120,000.00         ZZ
                                         360        119,796.69          1
    3447 SOUTH WIND DRIVE              8.875            954.77         80
                                       8.625            954.77      150,000.00
    ZEELAND          MI   49464          1            12/17/99         00
    5222951                              29           02/01/00          0
    5222951                              O            01/01/30
    0


    3294971          623/623             F           56,500.00         ZZ
                                         360         56,345.43          1
    5527 MONTICELLO AVENUE             8.125            419.51         71
                                       7.875            419.51       80,000.00
    PORTAGE          MI   49002          2            12/21/99         00
    5223712                              05           02/01/00          0
    5223712                              O            01/01/30
    0


    3294973          623/623             F          130,500.00         ZZ
                                         360        130,374.47          4
    240 LEVERETT LANE                  9.625          1,109.24         90
                                       9.375          1,109.24      145,000.00
    EDWARDSVILLE     IL   62025          1            01/03/00         11
    5224796                              05           03/01/00         25
    5224796                              N            02/01/30
    0


    3294977          623/623             F           50,000.00         T
                                         360         49,915.29          1
    48150 68TH STREET                  8.875            397.82         74
                                       8.625            397.82       68,000.00
    HARTFORD         MI   49057          1            01/03/00         00
    5225521                              05           02/01/00          0
    5225521                              O            01/01/30
    0


1


    3294978          623/623             F          280,000.00         ZZ
                                         360        279,351.60          1
    2210 AVON LANE                     8.375          2,128.20         48
                                       8.125          2,128.20      595,000.00
    BIRMINGHAM       MI   48009          1            12/15/99         00
    5226003                              05           02/01/00          0
    5226003                              O            01/01/30
    0


    3294980          623/623             F          116,450.00         ZZ
                                         360        116,322.32          2
    8005 S MARSHFIELD AVENUE           9.000            936.98         85
                                       8.750            936.98      137,000.00
    CHICAGO          IL   60620          5            01/07/00         11
    5226784                              05           03/01/00         12
    5226784                              O            02/01/30
    0


    3294986          623/623             F          159,550.00         ZZ
                                         360        159,272.61          1
    50782 BASE STREET                  8.750          1,255.18         71
                                       8.500          1,255.18      227,900.00
    NEW BALTIMORE    MI   48047          1            12/30/99         00
    5227868                              05           02/01/00          0
    5227868                              O            01/01/30
    0


    3294989          623/623             F           93,750.00         ZZ
                                         360         52,339.71          1
    1691 MCBRADY STREET                9.000            754.33         75
                                       8.750            754.33      125,000.00
    PORT HURON       MI   48060          5            01/07/00         00
    5228592                              05           03/01/00          0
    5228592                              O            02/01/30
    0


    3294994          623/623             F          131,250.00         T
                                         360        131,044.30          1
    92860 GRAVEL LAKE DRIVE            9.250          1,079.76         75
                                       9.000          1,079.76      175,000.00
    LAWTON           MI   49065          5            12/23/99         00
    5229279                              05           02/01/00          0
    5229279                              O            01/01/30
    0


    3294996          623/623             F           60,000.00         ZZ
                                         360         59,865.00          1
    1804 MORRICE ROAD                  9.000            482.77         72
                                       8.750            482.77       84,000.00
1


    OWOSSO           MI   48867          5            02/03/00         00
    5229376                              05           04/01/00          0
    5229376                              O            03/01/30
    0


    3295006          623/623             F           88,800.00         ZZ
                                         360         88,753.96          1
    5595 NORTH 18TH EAST STREET        9.250            730.54         80
                                       9.000            730.54      111,000.00
    MOUNTAIN HOME    ID   83647          1            02/25/00         00
    5234244                              05           04/01/00          0
    5234244                              O            03/01/30
    0


    3295008          623/623             F           40,000.00         ZZ
                                         360         30,287.50          1
    205 W LINCOLN ST                   8.625            311.12         38
                                       8.375            311.12      106,000.00
    ST JOHNS         MI   48879          1            02/08/00         00
    5235690                              05           04/01/00          0
    5235690                              O            03/01/30
    0


    3295009          623/623             F          131,250.00         ZZ
                                         360        131,176.42          1
    1708 65TH STREET                   8.875          1,044.28         75
                                       8.625          1,044.28      175,000.00
    FENNVILLE        MI   49408          5            02/04/00         00
    5236391                              05           04/01/00          0
    5236391                              O            03/01/30
    0


    3295012          623/623             F          107,900.00         ZZ
                                         360        107,800.49          1
    5917 LOVERS LANE                   9.125            877.91         80
                                       8.875            877.91      134,900.00
    PORTAGE          MI   49002          1            02/15/00         00
    5236914                              05           04/01/00          0
    5236914                              O            03/01/30
    0


    3295017          623/623             F          130,000.00         ZZ
                                         360        129,864.68          1
    4729 N SAWYER AVENUE               9.250          1,069.48         74
                                       9.000          1,069.48      177,000.00
    CHICAGO          IL   60625          5            01/24/00         00
    5238686                              05           03/01/00          0
    5238686                              O            02/01/30
    0
1




    3295025          623/623             F          203,000.00         ZZ
                                         360        202,891.98          1
    824 FAIRHOPE LANE                  9.125          1,651.67         75
                                       8.875          1,651.67      274,000.00
    GLENVIEW         IL   60025          1            02/07/00         00
    5241953                              05           04/01/00          0
    5241953                              O            03/01/30
    0


    3295029          623/623             F          117,600.00         ZZ
                                         360        117,540.61          2
    1239-1241 136TH AVE                9.375            978.14         70
                                       9.125            978.14      168,000.00
    HOLLAND          MI   49424          2            02/22/00         00
    5242628                              05           04/01/00          0
    5242628                              N            03/01/30
    0


    3295034          623/623             F           96,750.00         ZZ
                                         360         96,702.41          1
    4438 W 79TH PLACE                  9.500            813.53         75
                                       9.250            813.53      129,000.00
    CHICAGO          IL   60652          5            02/16/00         00
    5244233                              05           04/01/00          0
    5244233                              O            03/01/30
    0


    3296223          637/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
    407 OCEAN BLVD UNIT A7             8.375            798.08         78
                                       8.125            798.08      135,000.00
    HAMPTON          NH   03842          1            03/07/00         00
    0431933860                           01           05/01/00          0
    0016658668                           O            04/01/30
    0


    3297519          822/G02             F          102,150.00         ZZ
                                         360        102,150.00          3
    305 BARTLETT STREET                9.125            831.13         90
                                       8.875            831.13      113,500.00
    MANCHESTER       NH   03102          1            03/02/00         14
    0431919299                           05           05/01/00         25
    3806000301                           N            04/01/30
    0


    3298075          K08/G02             F           72,250.00         ZZ
                                         360         72,250.00          1
1


    107 147TH AVENUE EAST              9.750            620.74         85
                                       9.500            620.74       85,000.00
    MADEIRA BEACH    FL   33708          1            03/17/00         01
    0411801822                           05           05/01/00         20
    0411801822                           N            04/01/30
    0


    3298077          K08/G02             F           36,000.00         ZZ
                                         360         36,000.00          1
    18809 EGRET  BAY                   9.875            312.61         80
    UNIT # 214                         9.625            312.61       45,000.00
    HOUSTON          TX   77058          1            03/16/00         00
    0411823727                           01           05/01/00          0
    0411823727                           N            04/01/30
    0


    3298080          K08/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    4733 N CARAMBOLA CIRCLE #27114     9.000            362.08         60
                                       8.750            362.08       75,000.00
    COCONUT CREEK    FL   33066          1            03/17/00         00
    0411839640                           01           05/01/00          0
    0411839640                           O            04/01/30
    0


    3298081          K08/G02             F          142,200.00         ZZ
                                         360        142,200.00          4
    1021 A, B, C DI MARCO DRIVE        9.875          1,234.79         90
                                       9.625          1,234.79      158,000.00
    MARRERO          LA   70072          1            03/17/00         01
    0411839657                           05           05/01/00         25
    0411839657                           N            04/01/30
    0


    3298084          K08/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
    758 PINTA LANE                     9.500            630.64         22
                                       9.250            630.64      350,000.00
    FOSTER CITY      CA   94404          5            03/02/00         00
    0411849854                           09           05/01/00          0
    0411849854                           N            04/01/30
    0


    3298085          K08/G02             F           74,700.00         ZZ
                                         360         74,700.00          1
    17750 LINCOLN                      9.500            628.12         90
                                       9.250            628.12       83,000.00
    EAST POINTE      MI   48021          1            03/17/00         04
    0411850001                           05           05/01/00         25
1


    0411850001                           N            04/01/30
    0


    3298088          K08/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
    907 MYRTLEWOOD DRIVE               9.125            691.59         34
                                       8.875            691.59      252,550.00
    FRIENDSWOOD      TX   77546          5            03/13/00         00
    0411856701                           05           05/01/00          0
    0411856701                           O            04/01/30
    0


    3298089          K08/G02             F           58,500.00         ZZ
                                         360         58,500.00          2
    1315-17 MAZANT STREET             10.000            513.38         90
                                       9.750            513.38       65,000.00
    NEW ORLEANS      LA   70117          1            03/17/00         01
    0411856834                           05           05/01/00         25
    0411856834                           N            04/01/30
    0


    3298091          K08/G02             F          245,000.00         ZZ
                                         360        245,000.00          1
    130 NEWLAND ROAD                   8.750          1,927.42         78
                                       8.500          1,927.42      315,000.00
    ARLINGTON        MA   02474          5            03/13/00         00
    0411862816                           05           05/01/00          0
    0411862816                           O            04/01/30
    0


    3298092          K08/G02             F           32,400.00         ZZ
                                         360         32,400.00          1
    1103 E. FRANKLIN                   9.250            266.55         90
                                       9.000            266.55       36,000.00
    LIMA             OH   45804          1            03/17/00         01
    0411866841                           05           05/01/00         25
    0411866841                           N            04/01/30
    0


    3298093          K08/G02             F           71,750.00         ZZ
                                         360         71,750.00          1
    62 WESTVIEW AVENUE                 9.625            609.87         70
                                       9.375            609.87      102,500.00
    ASHEVILLE        NC   28803          2            03/17/00         00
    0411867732                           05           05/01/00          0
    0411867732                           N            04/01/30
    0


1


    3298094          K08/G02             F           79,650.00         ZZ
                                         360         79,650.00          1
    6796 MOCCASIN DRIVE                9.000            640.88         90
                                       8.750            640.88       88,530.00
    PLANO            TX   75023          1            03/09/00         01
    0411872617                           03           05/01/00         25
    0411872617                           N            04/01/30
    0


    3298095          K08/G02             F           86,400.00         ZZ
                                         360         86,400.00          1
    847 N. SANDY LANE                  9.000            695.19         65
                                       8.750            695.19      133,000.00
    ELKHORN          WI   53121          4            03/17/00         00
    0411872666                           05           05/01/00          0
    0411872666                           O            04/01/30
    0


    3298096          K08/G02             F           71,200.00         ZZ
                                         360         71,200.00          1
    30 ASH STREET                      8.875            566.50         80
                                       8.625            566.50       89,000.00
    EUGENE           OR   97402          1            03/06/00         00
    0411873367                           05           05/01/00          0
    0411873367                           O            04/01/30
    0


    3298098          K08/G02             F          109,800.00         ZZ
                                         360        109,800.00          1
    360 MEDILL AVENUE                  9.375            913.26         90
                                       9.125            913.26      122,000.00
    NORTHLAKE        IL   60164          1            03/17/00         01
    0411878184                           05           05/01/00         25
    0411878184                           O            04/01/30
    0


    3298100          K08/G02             F          210,000.00         ZZ
                                         360        210,000.00          1
    1906 FAR NIENTE                    8.750          1,652.07         46
                                       8.500          1,652.07      460,000.00
    SAN ANTONIO      TX   78258          1            03/17/00         00
    0411885601                           03           05/01/00          0
    0411885601                           O            04/01/30
    0


    3298809          736/G02             F          424,000.00         ZZ
                                         360        423,785.88          1
    19 HILLRISE                        9.375          3,526.62         80
                                       9.125          3,526.62      530,000.00
1


    DOVE CANYON ARE  CA   92679          1            02/26/00         00
    0431960806                           03           04/01/00          0
    100282508                            O            03/01/30
    0


    3298913          736/G02             F          448,000.00         ZZ
                                         360        448,000.00          1
    8 JERICHO                          8.625          3,484.50         80
                                       8.375          3,484.50      560,000.00
    DOVE CANYON ARE  CA   92679          2            03/03/00         00
    0431961838                           03           05/01/00          0
    100592575                            O            04/01/30
    0


    3299590          910/G02             F           68,900.00         ZZ
                                         360         68,900.00          1
    912 NW 3RD STREET                  9.625            585.64         79
                                       9.375            585.64       87,500.00
    FRUITLAND        ID   83619          2            03/14/00         00
    0431930494                           05           05/01/00          0
    1716850                              N            04/01/30
    0


    3299595          665/G02             F          164,950.00         ZZ
                                         360        164,859.90          1
    8137 BAY HARBOR DRIVE              9.000          1,327.23         61
                                       8.750          1,327.23      274,900.00
    LAS VEGAS        NV   89128          1            02/16/00         00
    0431920768                           03           04/01/00          0
    0001237012                           O            03/01/30
    0


    3299686          700/G02             F          241,000.00         ZZ
                                         360        241,000.00          1
    855 EAST FIGUEROA DRIVE            9.250          1,982.65         90
                                       9.000          1,982.65      268,000.00
    ALTADENA         CA   91001          1            03/13/00         10
    0431920909                           05           05/01/00         25
    00250209                             N            04/01/30
    0


    3301651          K08/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
    8972 SW 49 COURT                   8.875          1,018.43         79
                                       8.625          1,018.43      164,000.00
    COOPER CITY      FL   33328          5            03/14/00         00
    0411803950                           05           05/01/00          0
    0411803950                           O            04/01/30
    0
1




    3301652          K08/G02             F           69,500.00         ZZ
                                         360         69,500.00          1
    1618 CHOCTAW STREET                8.875            552.97         93
                                       8.625            552.97       75,000.00
    NEW ORLEANS      LA   70117          2            03/15/00         01
    0411812365                           05           05/01/00         25
    0411812365                           O            04/01/30
    0


    3301654          K08/G02             F           84,000.00         ZZ
                                         360         84,000.00          1
    27025 3RD AVENUE                   8.750            660.83         80
                                       8.500            660.83      105,000.00
    GILL             CO   80624          2            03/15/00         00
    0411837222                           05           05/01/00          0
    0411837222                           O            04/01/30
    0


    3301655          K08/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
    5219 GIBBONS DRIVE                 8.500            576.69         93
                                       8.250            576.69       81,000.00
    CARMICHAEL       CA   95608          2            03/10/00         01
    0411837982                           01           05/01/00         30
    0411837982                           O            04/01/30
    0


    3301658          K08/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
    3630 OLIVER AVENUE NORTH           8.500            387.53         90
                                       8.250            387.53       56,000.00
    MINNEAPOLIS      MN   55412          1            03/20/00         04
    0411843428                           05           05/01/00         25
    0411843428                           N            04/01/30
    0


    3301659          K08/G02             F           43,200.00         ZZ
                                         360         43,200.00          2
    3603 55TH STREET NORTH             9.875            375.13         90
                                       9.625            375.13       48,000.00
    TAMPA            FL   33619          1            03/20/00         01
    0411845068                           05           05/01/00         25
    0411845068                           N            04/01/30
    0


    3301661          K08/G02             F          102,500.00         ZZ
                                         360        102,500.00          1
1


    1425 S RANGE ROAD                  9.250            843.24         86
                                       9.000            843.24      120,000.00
    ST. CLAIR        MI   48079          5            03/15/00         04
    0411849417                           05           05/01/00         12
    0411849417                           O            04/01/30
    0


    3301662          K08/G02             F          166,250.00         ZZ
                                         360        166,250.00          1
    10279 MANORVILLE DRIVE             9.250          1,367.70         90
                                       9.000          1,367.70      184,750.00
    JACKSONVILLE     FL   32221          1            03/20/00         10
    0411850399                           03           05/01/00         25
    0411850399                           O            04/01/30
    0


    3301669          K08/G02             F          198,000.00         ZZ
                                         360        198,000.00          4
    1439 WEST 1650 NORTH               9.250          1,628.90         90
                                       9.000          1,628.90      220,000.00
    LAYTON           UT   84041          1            03/20/00         01
    0411870496                           05           05/01/00         25
    0411870496                           N            04/01/30
    0


    3301671          K08/G02             F          180,500.00         ZZ
                                         360        180,500.00          3
    31 N AUSTIN BLVD                   9.125          1,468.61         95
                                       8.875          1,468.61      190,000.00
    CHICAGO          IL   60644          2            03/14/00         01
    0411873995                           05           05/01/00         30
    0411873995                           O            04/01/30
    0


    3301672          K08/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
    1515 CYPRESS AVENUE                9.125          1,627.27         80
                                       8.875          1,627.27      250,000.00
    RICHMOND         CA   94805          5            03/13/00         00
    0411874324                           05           05/01/00          0
    0411874324                           O            04/01/30
    0


    3301673          K08/G02             F           70,000.00         ZZ
                                         360         70,000.00          1
    3435 NAVAJO COURT                  9.375            582.22         74
                                       9.125            582.22       95,000.00
    DALLAS           TX   75224          5            03/15/00         00
    0411875438                           05           05/01/00          0
1


    0411875438                           O            04/01/30
    0


    3301677          K08/G02             F          191,600.00         ZZ
                                         360        191,600.00          1
    537 RIDGEWAY DRIVE                 9.000          1,541.66         75
                                       8.750          1,541.66      257,833.00
    METAIRIE         LA   70001          5            03/15/00         00
    0411882129                           05           05/01/00          0
    0411882129                           O            04/01/30
    0


    3301678          K08/G02             F          132,300.00         ZZ
                                         360        132,300.00          1
    547 NE 24 STREET                   9.125          1,076.44         90
                                       8.875          1,076.44      147,000.00
    WILTON MANORS    FL   33305          1            03/20/00         10
    0411885056                           05           05/01/00         25
    0411885056                           O            04/01/30
    0


    3302521          E23/G02             F           85,500.00         ZZ
                                         360         85,500.00          2
    832 WEST BUDMOORE TERRACE          9.250            703.39         90
                                       9.000            703.39       95,000.00
    TUCSON           AZ   85705          1            03/09/00         11
    0431936863                           05           05/01/00         25
    40503959                             N            04/01/30
    0


    3302542          904/G02             F           80,000.00         ZZ
                                         360         80,000.00          1
    8196 SOUTH MAIO DRIVE              8.750            629.36         43
                                       8.500            629.36      188,000.00
    SANDY            UT   84093          5            03/20/00         00
    0431932425                           05           05/01/00          0
    12001098UT                           O            04/01/30
    0


    3302543          B35/G02             F           97,500.00         ZZ
                                         360         97,445.33          1
    9545 NW 28 STREET                  8.875            775.76         80
                                       8.625            775.76      121,900.00
    CORAL SPRINGS    FL   33065          1            03/01/00         00
    0431929520                           09           04/01/00          0
    20000095                             O            03/01/30
    0


1


    3302649          253/253             F          121,000.00         ZZ
                                         360        121,000.00          1
    914 LOPEZ ST                       9.125            984.50         80
                                       8.875            984.50      152,000.00
    SANTA FE         NM   87501          5            03/13/00         00
    950586                               05           05/01/00          0
    950586                               O            04/01/30
    0


    3302681          B35/G02             F           97,500.00         ZZ
                                         360         97,445.33          1
    9543 NW 28 STREET                  8.875            775.76         80
                                       8.625            775.76      121,900.00
    CORAL SPRINGS    FL   33065          1            03/01/00         00
    0431929314                           09           04/01/00          0
    20000096                             O            03/01/30
    0


    3302684          K15/G02             F          197,900.00         ZZ
                                         360        197,810.09          2
    3429 3431 32ND STREET              9.875          1,718.46         90
                                       9.625          1,718.46      220,000.00
    SAN DIEGO        CA   92104          1            02/23/00         10
    0431935683                           05           04/01/00         25
    3018311                              N            03/01/30
    0


    3302687          J83/G02             F          150,000.00         ZZ
                                         360        149,918.06          1
    9555 BIG BAY ROAD                  9.000          1,206.94         90
                                       8.750          1,206.94      167,500.00
    LINDEN           NC   28356          1            02/28/00         04
    0431924224                           05           04/01/00         25
    277064                               O            03/01/30
    0


    3302742          253/253             F           96,000.00         ZZ
                                         360         96,000.00          1
    201 BUCHANAN AVE                   9.625            815.99         80
                                       9.375            815.99      120,000.00
    FIRESTONE        CO   80520          1            03/14/00         00
    950754                               05           05/01/00          0
    950754                               N            04/01/30
    0


    3302865          F18/G02             F          329,000.00         ZZ
                                         360        329,000.00          1
    19 JOSEPH DRIVE                    8.625          2,558.93         49
                                       8.375          2,558.93      679,000.00
1


    SOUTH SAN FRANC  CA   94080          1            03/15/00         00
    0431933126                           03           05/01/00          0
    02536                                O            04/01/30
    0


    3302878          950/G02             F           71,950.00         ZZ
                                         360         71,911.71          1
    27034 168TH PLACE SOUTHEAST        9.125            585.41         80
                                       8.875            585.41       89,950.00
    KENT             WA   98042          1            02/29/00         00
    0431924414                           05           04/01/00          0
    401000224251                         N            03/01/30
    0


    3302908          765/G02             F           90,000.00         ZZ
                                         360         89,917.88          1
    12042 LOWEMONT STREET              9.875            781.52         90
                                       9.625            781.52      100,000.00
    NORWALK          CA   90650          1            01/07/00         04
    0431926708                           05           03/01/00         25
    349717                               N            02/01/30
    0


    3304851          K08/G02             F           61,650.00         ZZ
                                         360         61,650.00          1
    7113 BRANDT PIKE                   9.625            524.02         90
                                       9.375            524.02       68,500.00
    HUBER HEIGHTS    OH   45424          1            03/21/00         12
    0411765399                           05           05/01/00         25
    0411765399                           N            04/01/30
    0


    3304852          K08/G02             F          109,600.00         ZZ
                                         360        109,600.00          1
    2109 SOUTH 5TH STREET              8.875            872.03         80
                                       8.625            872.03      137,000.00
    AUSTIN           TX   78704          5            03/16/00         00
    0411786015                           05           05/01/00          0
    0411786015                           O            04/01/30
    0


    3304853          K08/G02             F          144,000.00         ZZ
                                         360        144,000.00          1
    3075 GUM STREET                   10.000          1,263.70         90
                                       9.750          1,263.70      160,000.00
    LIVE OAK         CA   95953          2            03/14/00         04
    0411812407                           05           05/01/00         25
    0411812407                           O            04/01/30
    0
1




    3304854          K08/G02             F           64,800.00         ZZ
                                         360         64,800.00          2
    47-49 NORTH GUILFORD AVE           9.375            538.97         90
                                       9.125            538.97       72,000.00
    COLUMBUS         OH   43223          1            03/21/00         04
    0411824972                           05           05/01/00         25
    0411824972                           N            04/01/30
    0


    3304859          K08/G02             F           49,500.00         ZZ
                                         360         49,500.00          1
    19140 YONKA                       10.000            434.40         90
                                       9.750            434.40       55,000.00
    DETROIT          MI   48234          1            03/21/00         01
    0411851900                           05           05/01/00         25
    0411851900                           N            04/01/30
    0


    3304864          K08/G02             F           44,000.00         ZZ
                                         360         44,000.00          1
    1301 WEST TOWN STREET              9.375            365.97         74
                                       9.125            365.97       60,000.00
    COLUMBUS         OH   43222          5            03/21/00         00
    0411861305                           05           05/01/00          0
    0411861305                           N            04/01/30
    0


    3304867          K08/G02             F          101,650.00         ZZ
                                         360        101,650.00          1
    1078 PHILLIPS ROAD 210             9.000            817.90         95
                                       8.750            817.90      107,000.00
    LEXA             AR   72355          5            03/16/00         04
    0411867443                           05           05/01/00         30
    0411867443                           O            04/01/30
    0


    3304870          K08/G02             F          101,600.00         ZZ
                                         360        101,600.00          1
    208 NORTH 27TH AVENUE              8.750            799.29         80
                                       8.500            799.29      127,000.00
    YAKIMA           WA   98902          1            03/14/00         00
    0411873425                           05           05/01/00          0
    0411873425                           O            04/01/30
    0


    3304871          K08/G02             F           87,000.00         ZZ
                                         360         87,000.00          1
1


    5504 B TOWNSEND PLACE              8.875            692.21         69
                                       8.625            692.21      127,900.00
    CHEYENNE         WY   82009          1            03/21/00         00
    0411873821                           07           05/01/00          0
    0411873821                           O            04/01/30
    0


    3304873          K08/G02             F           48,000.00         ZZ
                                         360         48,000.00          2
    723 W. WAYNE ST.                  10.000            421.23         80
                                       9.750            421.23       60,000.00
    LIMA             OH   45801          1            03/21/00         00
    0411876790                           05           05/01/00          0
    0411876790                           N            04/01/30
    0


    3304874          K08/G02             F          123,000.00         ZZ
                                         360        123,000.00          1
    37632 GREENWOOD DRIVE              8.375            934.89         46
                                       8.125            934.89      270,000.00
    NORTHVILLE       MI   48167          2            03/16/00         00
    0411877038                           03           05/01/00          0
    0411877038                           O            04/01/30
    0


    3305802          K15/G02             F          137,700.00         ZZ
                                         360        137,632.27          1
    1617 CARRIE FARM COURT             9.500          1,157.86         90
                                       9.250          1,157.86      153,000.00
    KENNESAW         GA   30144          5            02/24/00         11
    0431929777                           05           04/01/00         25
    3016804                              O            03/01/30
    0


    3306219          665/G02             F          100,000.00         ZZ
                                         360         99,943.94          1
    12465 SADDLE ROAD                  8.875            795.64         32
                                       8.625            795.64      315,000.00
    CARMEL VALLEY    CA   93924          5            02/24/00         00
    0431929611                           05           04/01/00          0
    0001236648                           O            03/01/30
    0


    3306406          A06/G02             F           86,400.00         ZZ
                                         360         86,351.56          1
    2090 SHATTUCK                      8.875            687.44         90
                                       8.625            687.44       96,000.00
    SAGINAW          MI   48603          5            03/09/00         10
    0431936186                           05           04/14/00         25
1


    9000010005336                        O            03/14/30
    0


    3306824          405/405             F          472,000.00         ZZ
                                         360        471,675.17          1
    21 HIDDEN VALLEY ROAD              7.875          3,422.33         80
                                       7.625          3,422.33      590,000.00
    MONROVIA         CA   91016          1            02/24/00         00
    16515603                             05           04/01/00          0
    16515603                             O            03/01/30
    0


    3306842          405/405             F          500,000.00         ZZ
                                         360        499,681.16          1
    4127 BALLINA DRIVE                 8.250          3,756.34         79
                                       7.750          3,756.34      635,000.00
    LOS ANGELES      CA   91436          1            02/18/00         00
    16496465                             05           04/01/00          0
    16496465                             O            03/01/30
    0


    3306851          405/405             F          186,300.00         ZZ
                                         360        186,300.00          1
    2884 NORTH ANDALUCIA COURT         8.500          1,432.49         90
                                       8.000          1,432.49      207,000.00
    PALM SPRINGS     CA   92264          1            03/03/00         11
    16518821                             05           05/01/00         25
    16518821                             O            04/01/30
    0


    3307934          K08/G02             F           73,000.00         ZZ
                                         360         73,000.00          1
    662 COUNTY ROAD 251                9.625            620.49         80
                                       9.375            620.49       92,000.00
    MOULTON          AL   35650          5            03/17/00         04
    0411742810                           05           05/01/00         12
    0411742810                           O            04/01/30
    0


    3307936          K08/G02             F          134,900.00         ZZ
                                         360        134,900.00          1
    6201 LANTANA COURT                 8.750          1,061.26         73
                                       8.500          1,061.26      185,000.00
    FORT WORTH       TX   76112          5            03/16/00         00
    0411787179                           05           05/01/00          0
    0411787179                           O            04/01/30
    0


1


    3307938          K08/G02             F          121,400.00         ZZ
                                         360        121,400.00          1
    15 NORTH PLAZA PLACE               9.750          1,043.01         90
                                       9.500          1,043.01      134,900.00
    ATLANTIC CITY    NJ   08401          1            03/22/00         10
    0411835967                           05           05/01/00         30
    0411835697                           O            04/01/30
    0


    3307939          K08/G02             F          162,900.00         ZZ
                                         360        162,900.00          1
    5130 CENTER                        8.750          1,281.53         90
                                       8.500          1,281.53      181,000.00
    LISLE            IL   60532          5            03/17/00         10
    0411845480                           05           05/01/00         25
    0411845480                           O            04/01/30
    0


    3307943          K08/G02             F           58,500.00         ZZ
                                         360         58,500.00          4
    709 S.W.14TH AVENUE                9.125            475.98         90
                                       8.875            475.98       65,000.00
    AMARILLO         TX   79101          1            03/22/00         01
    0411863921                           05           05/01/00         25
    0411863921                           N            04/01/30
    0


    3307944          K08/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    6125 WEST 61ST AVENUE              9.250            921.40         80
                                       9.000            921.40      140,000.00
    ARVADA           CO   80003          5            03/17/00         00
    0411865645                           05           05/01/00          0
    0411865645                           O            04/01/30
    0


    3307945          K08/G02             F           84,800.00         ZZ
                                         360         84,800.00          1
    5813 ANDERSON LANE                 9.500            713.04         80
                                       9.250            713.04      106,000.00
    MILTON           FL   32570          5            03/17/00         00
    0411871213                           05           05/01/00          0
    0411871213                           O            04/01/30
    0


    3307947          K08/G02             F          111,200.00         ZZ
                                         360        111,200.00          1
    2408 CHURCH AVENUE                 8.500            855.03         80
                                       8.250            855.03      139,000.00
1


    TAMPA            FL   33629          1            03/17/00         00
    0411874902                           05           05/01/00          0
    0411874902                           O            04/01/30
    0


    3307949          K08/G02             F          228,000.00         ZZ
                                         360        228,000.00          1
    106 LECKFORD WAY                   9.375          1,896.39         80
                                       9.125          1,896.39      285,000.00
    CARY             NC   27513          5            03/17/00         00
    0411879109                           03           05/01/00          0
    0411879109                           O            04/01/30
    0


    3307951          K08/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
    47267 YUCATAN DRIVE                9.375          3,327.00         85
                                       9.125          3,327.00      475,000.00
    FREMONT          CA   94539          1            03/17/00         01
    0411886583                           05           05/01/00         12
    0411886583                           O            04/01/30
    0


    3308928          904/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
    3704 WEST TOULOUSE STREET          9.875            820.59         90
                                       9.625            820.59      105,050.00
    WEST VALLEY CIT  UT   84120          1            03/24/00         01
    0431936947                           05           05/01/00         25
    9999999                              N            04/01/30
    0


    3308952          A50/A50             F          103,500.00         ZZ
                                         360        103,438.90          1
    1319 WILSON ROAD                   8.625            805.01         65
                                       8.375            805.01      160,000.00
    PISGAH FOREST    NC   28768          2            02/03/00         00
    201179                               05           04/01/00          0
    201179                               O            03/01/30
    0


    3309169          956/G02             F          144,000.00         ZZ
                                         360        143,912.76          1
    2470 BELVEDERE AVENUE              8.500          1,107.24         80
                                       8.250          1,107.24      180,000.00
    SAN LEANDRO      CA   94577          5            02/17/00         00
    0431938406                           09           04/01/00          0
    210020076                            O            03/01/30
    0
1




    3309217          956/G02             F          111,900.00         ZZ
                                         360        111,767.39          1
    2830 STONEBROOK DRIVE              8.625            870.35         80
                                       8.375            870.35      139,900.00
    MEDFORD          OR   97504          1            01/06/00         00
    0431949155                           05           03/01/00          0
    1409120130                           O            02/01/30
    0


    3309253          956/G02             F          260,000.00         ZZ
                                         360        259,386.89          1
    7921 149TH STREET NORTHWEST        8.500          1,999.18         69
                                       8.250          1,999.18      380,000.00
    GIG HARBOR       WA   98329          5            01/12/00         00
    0431950245                           05           03/01/00          0
    1309120028                           O            02/01/30
    0


    3309292          956/G02             F          176,000.00         ZZ
                                         360        175,893.38          4
    3706 MONTREAL ROAD                 8.500          1,353.29         80
                                       8.250          1,353.29      220,000.00
    SOUTH LAKE TAHO  CA   96150          1            02/23/00         00
    0431951482                           05           04/01/00          0
    210020023                            O            03/01/30
    0


    3309352          253/253             F           36,900.00         ZZ
                                         360         36,900.00          1
    4133 MCKIBBEN ST                   9.250            303.57         90
                                       9.000            303.57       41,000.00
    HALTOM CITY      TX   76117          1            03/15/00         10
    950339                               05           05/01/00         25
    950339                               N            04/01/30
    0


    3309361          956/G02             F          288,750.00         ZZ
                                         360        288,592.28          1
    3521 SOUTHWEST CARSON STREET       9.000          2,323.35         75
                                       8.750          2,323.35      385,000.00
    PORTLAND         OR   97219          5            02/17/00         00
    0431948777                           05           04/01/00          0
    1410020046                           O            03/01/30
    0


    3309502          956/G02             F          300,000.00         ZZ
                                         360        299,852.44          1
1


    4736 NORTH WINTHROP AVENUE         9.500          2,522.56         90
                                       9.250          2,522.56      335,000.00
    CHICAGO          IL   60640          1            02/22/00         11
    0431951011                           05           04/01/00         25
    2310020136                           N            03/01/30
    0


    3309568          956/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
    7715 ROCK HILL LANE               10.000          2,983.74         77
                                       9.750          2,983.74      446,000.00
    CINCINNATI       OH   45243          5            03/03/00         00
    0431948751                           05           05/01/00          0
    3310020049                           O            04/01/30
    0


    3309584          956/G02             F           93,750.00         ZZ
                                         360         93,647.21          2
    214 MIDDLE STREET                  9.000            754.33         75
                                       8.750            754.33      125,000.00
    PAWTUCKET        RI   02860          5            01/19/00         00
    0431949825                           05           03/01/00          0
    2809120107                           O            02/01/30
    0


    3309659          956/G02             F          116,000.00         ZZ
                                         360        115,838.66          1
    28 NORRIS STREET                   8.750            912.57         80
                                       8.500            912.57      145,000.00
    LAWRENCE         MA   01841          5            01/26/00         00
    0431949189                           05           03/01/00          0
    2809120148                           O            02/01/30
    0


    3309668          956/G02             F          101,600.00         ZZ
                                         360        101,491.45          3
    8038 FERN CIRCLE                   9.125            826.65         80
                                       8.875            826.65      127,000.00
    MIDVALE          UT   84047          1            01/24/00         00
    0431949247                           05           03/01/00          0
    1109120197                           N            02/01/30
    0


    3309743          956/G02             F           70,000.00         ZZ
                                         360         69,923.23          1
    231 SOUTH POPLAR STREET            9.000            563.24         79
                                       8.750            563.24       89,000.00
    ATHENS           GA   30601          5            01/26/00         00
    0431950344                           05           03/01/00          0
1


    2709110081                           N            02/01/30
    0


    3309851          956/G02             F          395,800.00         ZZ
                                         360        395,605.32          1
    3986 CORTE MAR DE HIERBA           9.500          3,328.10         76
                                       9.250          3,328.10      525,000.00
    SAN DIEGO        CA   92130          2            02/11/00         00
    0431950831                           03           04/01/00          0
    1510010070                           O            03/01/30
    0


    3309913          956/G02             F          116,000.00         ZZ
                                         360        115,936.64          1
    10226 PARK STREET                  9.000            933.36         65
                                       8.750            933.36      180,000.00
    BELLFLOWER       CA   90706          1            02/08/00         00
    0431938562                           05           04/01/00          0
    510010168                            O            03/01/30
    0


    3309914          956/G02             F           84,000.00         ZZ
                                         360         83,954.12          1
    7002 CONGRESSIONAL BLVD            9.000            675.88         80
                                       8.750            675.88      105,000.00
    SAN ANTONIO      TX   78244          1            02/29/00         00
    0431950583                           03           04/01/00          0
    3210020210                           O            03/01/30
    0


    3309994          956/G02             F           74,400.00         ZZ
                                         360         74,363.40          2
    23 PINE STREET                     9.500            625.60         80
                                       9.250            625.60       93,000.00
    DUDLEY           MA   01571          1            02/18/00         00
    0431950716                           05           04/01/00          0
    2809110008                           O            03/01/30
    0


    3310031          956/G02             F          172,500.00         ZZ
                                         360        172,500.00          2
    9 MANNING ROAD                     9.500          1,450.47         75
                                       9.250          1,450.47      230,000.00
    CHELMSFORD       MA   01824          1            03/02/00         00
    0431951292                           05           05/01/00          0
    2810020132                           O            04/01/30
    0


1


    3310063          956/G02             F          142,000.00         ZZ
                                         360        141,930.16          1
    18537 EDGEBROOK LANE               9.500          1,194.01         73
                                       9.250          1,194.01      195,000.00
    HUNTINGTON BEAC  CA   92648          2            02/01/00         00
    0431949791                           01           04/01/00          0
    609120116                            O            03/01/30
    0


    3310091          956/G02             F           68,000.00         ZZ
                                         360         67,925.44          1
    26292 COUNTY ROAD 4                9.000            547.14         80
                                       8.750            547.14       85,000.00
    ELKHART          IN   46514          1            01/25/00         00
    0431950195                           05           03/01/00          0
    2310010079                           O            02/01/30
    0


    3310130          956/G02             F           93,600.00         ZZ
                                         360         93,491.91          3
    2135 2137 2139 ACACIA COURT        8.750            736.35         90
                                       8.500            736.35      104,000.00
    STOCKTON         CA   95203          1            01/10/00         04
    0431949304                           05           03/01/00         25
    809120192                            N            02/01/30
    0


    3310152          956/G02             F          285,000.00         ZZ
                                         360        284,565.04          1
    140 STANISLAUS COURT               8.875          2,267.59         64
                                       8.625          2,267.59      450,000.00
    SAN BRUNO        CA   94066          2            01/07/00         00
    0431950013                           05           03/01/00          0
    209120173                            O            02/01/30
    0


    3310163          956/G02             F          188,000.00         ZZ
                                         360        187,873.85          4
    13360-13396 SW 17TH STREET         8.000          1,379.48         80
                                       7.750          1,379.48      235,000.00
    BEAVERTON        OR   97008          1            02/07/00         00
    0431950005                           05           04/01/00          0
    1710010135                           N            03/01/30
    0


    3310209          956/G02             F          122,600.00         ZZ
                                         360        122,465.56          1
    1120 DELRAY LAKES DRIVE            9.000            986.47         80
                                       8.750            986.47      153,300.00
1


    DELRAY BEACH     FL   33444          1            01/19/00         00
    0431950286                           03           03/01/00          0
    1209100096                           O            02/01/30
    0


    3310243          956/G02             F          104,000.00         ZZ
                                         360        103,879.89          4
    207 LOWER TERRACE  #18  21         8.750            818.17         80
                                       8.500            818.17      130,000.00
    RUIDOSO          NM   88345          1            01/20/00         00
    0431949478                           05           03/01/00          0
    2409120196                           O            02/01/30
    0


    3310510          956/G02             F          204,800.00         ZZ
                                         360        204,551.00          4
    8440 WESTWOLD DRIVE A B C & D      8.500          1,574.73         80
                                       8.250          1,574.73      256,000.00
    BAKERSFIELD      CA   93311          1            01/04/00         00
    0431949411                           05           03/01/00          0
    609090190                            N            02/01/30
    0


    3311360          K08/G02             F           70,000.00         ZZ
                                         360         70,000.00          1
    18 VALLEY PLACE                    9.375            582.22         70
                                       9.125            582.22      100,000.00
    EDGEWATER        NJ   07020          1            03/23/00         00
    0411810492                           05           05/01/00          0
    0411810492                           N            04/01/30
    0


    3311362          K08/G02             F          224,050.00         ZZ
                                         360        224,050.00          1
    9821 KIKA COURT                    9.250          1,843.20         80
                                       9.000          1,843.20      280,086.00
    SAN DIEGO        CA   92129          1            03/14/00         00
    0411850654                           03           05/01/00          0
    0411850654                           N            04/01/30
    0


    3311363          K08/G02             F          288,750.00         ZZ
                                         360        288,750.00          1
    21392 TARRACO                      9.000          2,323.35         75
                                       8.750          2,323.35      385,000.00
    MISSION VIEJO    CA   92692          1            03/15/00         00
    0411859341                           03           05/01/00          0
    0411859341                           O            04/01/30
    0
1




    3311365          K08/G02             F          122,400.00         ZZ
                                         360        122,400.00          1
    1740 S.W. HACKMAN TERRACE          9.000            984.86         70
                                       8.750            984.86      174,900.00
    STUART           FL   34997          1            03/23/00         00
    0411863897                           05           05/01/00          0
    0411863897                           O            04/01/30
    0


    3311370          K08/G02             F          132,300.00         ZZ
                                         360        132,300.00          1
    4179 SAXON DRIVE                   9.500          1,112.45         90
                                       9.250          1,112.45      147,000.00
    NEW SMYRNA BEAC  FL   32169          1            03/23/00         10
    0411875867                           05           05/01/00         25
    0411875867                           O            04/01/30
    0


    3311373          K08/G02             F          172,000.00         ZZ
                                         360        172,000.00          1
    281 SUSSEX PLACE                   8.750          1,353.12         80
                                       8.500          1,353.12      215,000.00
    CARSON CITY      NV   89703          1            03/14/00         00
    0411879505                           03           05/01/00          0
    0411879505                           O            04/01/30
    0


    3311374          K08/G02             F           47,700.00         ZZ
                                         360         47,700.00          1
    1304 ORREL DRIVE                  10.000            418.60         90
                                       9.750            418.60       53,000.00
    PASADENA         TX   77503          1            03/22/00         04
    0411879588                           05           05/01/00         25
    0411879588                           N            04/01/30
    0


    3311440          956/G02             F          193,000.00         ZZ
                                         360        192,894.58          1
    1670 MARSH STREET                  9.000          1,552.92         64
                                       8.750          1,552.92      305,000.00
    SAN JOSE         CA   95122          5            02/23/00         00
    0431950872                           05           04/01/00          0
    710020031                            O            03/01/30
    0


    3311502          E82/G02             F          150,000.00         ZZ
                                         360        150,000.00          1
1


    8 BRANDY CIRCLE                    8.875          1,193.47         58
                                       8.625          1,193.47      262,000.00
    MILLSBORO        DE   19966          5            03/23/00         00
    0400262879                           03           05/01/00          0
    0400262879                           O            04/01/30
    0


    3311536          956/G02             F           58,100.00         ZZ
                                         360         58,042.61          1
    13912 PATRICIA LANE                9.500            488.54         75
                                       9.250            488.54       77,500.00
    ALVIN            TX   77511          1            01/28/00         00
    0431949973                           05           03/01/00          0
    3210010179                           O            02/01/30
    0


    3311844          956/G02             F           71,800.00         ZZ
                                         360         71,760.78          1
    222 ROCKHILL ROAD                  9.000            577.72         57
                                       8.750            577.72      126,000.00
    ASHEVILLE        NC   28803          2            02/17/00         00
    0431951128                           05           04/01/00          0
    2710010127                           O            03/01/30
    0


    3311904          956/G02             F           80,000.00         ZZ
                                         360         79,892.29          1
    110 CLINTON LANE                   8.000            587.01         77
                                       7.750            587.01      105,000.00
    MIDLOTHIAN       TX   76065          1            01/20/00         00
    0431949551                           05           03/01/00          0
    1609090218                           O            02/01/30
    0


    3312143          956/G02             F          176,000.00         ZZ
                                         360        175,917.89          1
    114 GRANTE ROAD                    9.750          1,512.11         80
                                       9.500          1,512.11      220,000.00
    GLASTONBURY      CT   06033          5            02/15/00         00
    0431951219                           05           04/01/00          0
    3410020006                           O            03/01/30
    0


    3312248          956/G02             F          134,900.00         ZZ
                                         360        134,833.65          4
    1325 EAST VISTA AVENUE             9.500          1,134.31         90
                                       9.250          1,134.31      149,900.00
    PHOENIX          AZ   85020          1            02/02/00         01
    0431949122                           05           04/01/00         25
1


    410010179                            O            03/01/30
    0


    3312496          956/G02             F           90,000.00         ZZ
                                         360         89,950.84          2
    4260 NE INDIAN RIVER DRIVE         9.000            724.16         57
                                       8.750            724.16      160,000.00
    JENSEN BEACH     FL   34957          5            02/07/00         00
    0431949148                           05           04/01/00          0
    1210010121                           O            03/01/30
    0


    3312500          956/G02             F          400,000.00         ZZ
                                         360        399,513.65          1
    2220 AVENUE OF THE STARS           8.500          3,075.65         70
    #1101                              8.250          3,075.65      575,000.00
    LOS ANGELES      CA   90067          1            01/11/00         00
    0431949858                           06           03/01/00          0
    509120098                            O            02/01/30
    0


    3312533          956/G02             F          121,600.00         ZZ
                                         360        121,444.39          1
    3362 ADMIRAL DRIVE                 8.250            913.54         80
                                       8.000            913.54      152,000.00
    STOCKTON         CA   95209          1            01/26/00         00
    0431950112                           05           03/01/00          0
    209100176                            O            02/01/30
    0


    3312579          956/G02             F          160,000.00         ZZ
                                         360        159,841.97          1
    1148 EAST WEBSTER DRIVE            9.500          1,345.37         69
                                       9.250          1,345.37      235,000.00
    SANDY            UT   84092          5            01/31/00         00
    0431950138                           05           03/01/00          0
    2210010082                           N            02/01/30
    0


    3312651          956/G02             F           80,000.00         ZZ
                                         360         79,956.30          1
    246 WELFARE AVENUE                 9.000            643.70         80
                                       8.750            643.70      100,000.00
    WARWICK          RI   02888          5            01/31/00         00
    0431951540                           05           04/01/00          0
    2810010062                           O            03/01/30
    0


1


    3312684          956/G02             F          255,000.00         ZZ
                                         360        254,845.52          1
    10468 SALINAS RIVER CIRCLE         8.500          1,960.73         75
                                       8.250          1,960.73      340,000.00
    FOUNTAIN VALLEY  CA   92708          1            02/03/00         00
    0431949965                           03           04/01/00          0
    2210010190                           O            03/01/30
    0


    3312711          956/G02             F          212,250.00         ZZ
                                         360        212,145.60          1
    101 CARDINAL COURT                 9.500          1,784.71         75
                                       9.250          1,784.71      283,000.00
    ISLAND LAKE      IL   60042          5            02/18/00         00
    0431951334                           05           04/01/00          0
    2310020034                           O            03/01/30
    0


    3312725          956/G02             F          100,000.00         ZZ
                                         360         99,940.96          1
    2717 FALLCREEK DRIVE               8.625            777.79         53
                                       8.375            777.79      190,000.00
    CARROLLTON       TX   75006          2            02/24/00         00
    0431951151                           05           04/01/00          0
    1610020048                           O            03/01/30
    0


    3312871          956/G02             F          210,000.00         ZZ
                                         360        210,000.00          1
    3746 DEVILLE LANE                  8.750          1,652.07         72
                                       8.500          1,652.07      291,775.00
    ST CHARLES       IL   60175          1            03/10/00         00
    0431951375                           03           05/01/00          0
    2310010083                           O            04/01/30
    0


    3312927          956/G02             F           62,000.00         ZZ
                                         360         61,930.22          2
    230 234 MCCALL ROAD                8.875            493.30         80
                                       8.625            493.30       77,500.00
    ROCHESTER        NY   14616          1            01/11/00         00
    0431949528                           05           03/01/00          0
    1110010041                           N            02/01/30
    0


    3312987          956/G02             F          108,000.00         ZZ
                                         360        107,854.58          1
    17 CAMINO LARGO                    8.000            792.47         71
                                       7.750            792.47      154,000.00
1


    SANTA FE         NM   87505          2            01/27/00         00
    0431949494                           05           03/01/00          0
    2410010069                           O            02/01/30
    0


    3313106          956/G02             F           93,000.00         ZZ
                                         360         92,886.92          1
    7777 WEST 91ST STREET  B1160       8.500            715.09         59
                                       8.250            715.09      158,000.00
    PLAYA DEL REY    CA   90293          1            01/19/00         00
    0431950682                           01           03/01/00          0
    109120154                            O            02/01/30
    0


    3313206          956/G02             F          263,250.00         ZZ
                                         360        263,120.51          1
    1011 BROOKMERE DRIVE               9.500          2,213.55         71
                                       9.250          2,213.55      371,000.00
    EDMONDS          WA   98020          5            02/23/00         00
    0431950922                           05           04/01/00          0
    1410020121                           O            03/01/30
    0


    3313399          G52/G02             F           29,450.00         ZZ
                                         360         29,450.00          1
    10853 BRAES  BEND DRIVE            9.500            247.63         95
                                       9.250            247.63       31,000.00
    HOUSTON          TX   77071          1            03/16/00         10
    0431933001                           01           05/01/00         30
    89504145                             O            04/01/30
    0


    3313469          665/G02             F           46,800.00         ZZ
                                         360         46,800.00          1
    12860 SIDONIE                      9.000            376.56         65
                                       8.750            376.56       72,000.00
    WARREN           MI   48089          5            03/09/00         00
    0431935592                           05           05/01/00          0
    0001237070                           O            04/01/30
    0


    3313472          562/G02             F          252,000.00         ZZ
                                         360        251,885.51          3
    21 VERNON AVENUE                   9.875          2,188.24         90
                                       9.625          2,188.24      280,000.00
    BROOKLYN         NY   11206          1            03/01/00         12
    0431935253                           07           04/01/00         25
    631653                               N            03/01/30
    0
1




    3314805          K08/G02             F          183,200.00         ZZ
                                         360        183,200.00          1
    6068 C DURHAM DRIVE                9.625          1,557.18         90
                                       9.375          1,557.18      203,663.00
    LAKE WORTH       FL   33467          1            03/24/00         04
    0411786353                           03           05/01/00         25
    0411786353                           O            04/01/30
    0


    3314806          K08/G02             F          102,400.00         ZZ
                                         360        102,400.00          1
    2304 CLERMONT LANE                 8.750            805.58         80
                                       8.500            805.58      128,025.00
    DENTON           TX   76205          1            03/24/00         00
    0411821150                           03           05/01/00          0
    0411821150                           O            04/01/30
    0


    3314809          K08/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
    104 SEA LANE                       8.750          1,337.39         70
                                       8.500          1,337.39      245,000.00
    TYBEE ISLAND     GA   31328          2            03/20/00         00
    0411851231                           05           05/01/00          0
    0411851231                           O            04/01/30
    0


    3314810          K08/G02             F          236,050.00         ZZ
                                         360        236,050.00          1
    1201 BRENTWOOD LANE                9.000          1,899.31         95
                                       8.750          1,899.31      248,500.00
    BRENTWOOD        TN   37027          1            03/24/00         14
    0411852411                           05           05/01/00         30
    0411852411                           O            04/01/30
    0


    3314813          K08/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
    1250 SOUTH BROOKHURST STREET       9.750            463.94         75
    UNIT # 1023                        9.500            463.94       72,000.00
    ANAHEIM          CA   92804          1            03/14/00         00
    0411853443                           01           05/01/00          0
    0411853443                           N            04/01/30
    0


    3314814          K08/G02             F          197,100.00         ZZ
                                         360        197,100.00          4
1


    1885 PLAZA SERENA                  9.625          1,675.33         90
                                       9.375          1,675.33      219,000.00
    ONTARIO          CA   91764          1            03/17/00         01
    0411855174                           05           05/01/00         25
    0411855174                           N            04/01/30
    0


    3314815          K08/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
    1018 EAST 43RD STREET              8.750            472.02         40
                                       8.500            472.02      150,000.00
    AUSTIN           TX   78751          2            03/20/00         00
    0411855901                           05           05/01/00          0
    0411855901                           O            04/01/30
    0


    3314816          K08/G02             F           69,600.00         ZZ
                                         360         69,600.00          1
    1100 LITTLE GARDEN CIRCLE          9.000            560.02         80
                                       8.750            560.02       87,000.00
    PORT ORANGE      FL   32119          1            03/24/00         00
    0411856883                           03           05/01/00          0
    0411856883                           O            04/01/30
    0


    3314817          K08/G02             F          160,000.00         ZZ
                                         360        160,000.00          3
    5012 W. WASHINGTON                 9.750          1,374.65         80
                                       9.500          1,374.65      200,000.00
    CHICAGO          IL   60649          1            03/24/00         00
    0411856917                           05           05/01/00          0
    0411856917                           N            04/01/30
    0


    3314819          K08/G02             F           63,600.00         ZZ
                                         360         63,600.00          1
    8511 TEMPLE ROAD                   9.750            546.42         80
                                       9.500            546.42       79,500.00
    PHILADELPHIA     PA   19150          5            03/24/00         00
    0411858715                           05           05/01/00          0
    0411858715                           N            04/01/30
    0


    3314820          K08/G02             F          103,500.00         ZZ
                                         360        103,500.00          4
    3129 PHOENIX STREET                9.750            889.22         90
                                       9.500            889.22      115,000.00
    KENNER           LA   70065          1            03/24/00         01
    0411859473                           05           05/01/00         25
1


    0411859473                           N            04/01/30
    0


    3314822          K08/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
    547 NORTH 300 EAST                 8.875          1,082.08         80
    UNIT # 7                           8.625          1,082.08      170,000.00
    PROVO            UT   84606          1            03/16/00         00
    0411863319                           01           05/01/00          0
    0411863319                           N            04/01/30
    0


    3314826          K08/G02             F           34,400.00         ZZ
                                         360         34,400.00          1
    2430 MT OLIVET RD.                 9.250            283.00         80
                                       9.000            283.00       43,000.00
    KALAMAZOO        MI   49004          1            03/24/00         00
    0411874936                           05           05/01/00          0
    0411874936                           N            04/01/30
    0


    3314828          K08/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
    29 NE 16 STREET                   10.000            829.31         90
                                       9.750            829.31      105,000.00
    FT LAUDERDALE    FL   33304          1            03/24/00         10
    0411876949                           05           05/01/00         25
    0411876949                           O            04/01/30
    0


    3314829          K08/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
    1000 HIGHLAND PARK DRIVE           9.375          1,384.86         90
                                       9.125          1,384.86      185,000.00
    COLLEGE PLACE    WA   99324          1            03/21/00         01
    0411877277                           05           05/01/00         25
    0411877277                           O            04/01/30
    0


    3314831          K08/G02             F           46,800.00         ZZ
                                         360         46,800.00          1
    7241 MIAMI LAKES DRIVE             9.750            402.08         90
    UNIT #D-10                         9.500            402.08       52,000.00
    MIAMI            FL   33014          1            03/24/00         10
    0411879703                           01           05/01/00         25
    0411879703                           N            04/01/30
    0


1


    3314832          K08/G02             F          270,000.00         ZZ
                                         360        270,000.00          1
    1840 THIRD STREET                  9.500          2,270.31         90
                                       9.250          2,270.31      300,000.00
    NAPA             CA   94559          1            03/21/00         04
    0411880586                           05           05/01/00         25
    0411880586                           O            04/01/30
    0


    3314833          K08/G02             F           80,500.00         ZZ
                                         360         80,500.00          1
    19 ISHI CIRCLE                     8.500            618.98         70
                                       8.250            618.98      115,000.00
    SACRAMENTO       CA   95833          1            03/22/00         00
    0411882046                           05           05/01/00          0
    0411882046                           O            04/01/30
    0


    3314835          K08/G02             F           85,000.00         ZZ
                                         360         85,000.00          1
    4314 STATE HIGHWAY 276             9.250            699.27         78
                                       9.000            699.27      110,000.00
    ROCKWALL         TX   75032          1            03/24/00         00
    0411884927                           05           05/01/00          0
    0411884927                           O            04/01/30
    0


    3314836          K08/G02             F          148,400.00         ZZ
                                         360        148,400.00          1
    6788 TRANSPARENT                   9.125          1,207.43         80
                                       8.875          1,207.43      185,500.00
    CLARKSTON        MI   48346          1            03/24/00         00
    0411886310                           05           05/01/00          0
    0411886310                           O            04/01/30
    0


    3314838          K08/G02             F          108,000.00         ZZ
                                         360        108,000.00          3
    2928 JEFFERSON AVE                 9.500            908.12         90
                                       9.250            908.12      120,000.00
    CINCINNATI       OH   45219          1            03/24/00         04
    0411891740                           05           05/01/00         25
    0411891740                           N            04/01/30
    0


    3314839          K08/G02             F          124,800.00         ZZ
                                         360        124,800.00          1
    121 JUANITA DRIVE 2-42             8.875            992.96         80
                                       8.625            992.96      156,000.00
1


    INCLINE VILLAGE  NV   89451          1            03/22/00         00
    0411894801                           01           05/01/00          0
    0411894801                           O            04/01/30
    0


    3314870          E82/G02             F          235,500.00         ZZ
                                         360        235,500.00          1
    68 HIGHLAND CROSSING               9.250          1,937.40         60
                                       9.000          1,937.40      396,000.00
    SCITUATE         MA   02066          5            03/24/00         00
    0400261608                           05           05/01/00          0
    0400261608                           O            04/01/30
    0


    3315159          286/286             F           58,875.00         ZZ
                                         360         58,847.53          1
    8069 CREEKSTONE WAY                9.750            505.83         75
                                       9.500            505.83       78,500.00
    RIVERDALE        GA   30274          5            02/29/00         00
    0009980672                           07           04/01/00          0
    0009980672                           N            03/01/30
    0


    3315160          286/286             F           60,000.00         ZZ
                                         360         59,972.00          1
    8071 CREEKSTONE WAY                9.750            515.50         75
                                       9.500            515.50       80,000.00
    RIVERDALE        GA   30274          5            02/29/00         00
    0009980673                           07           04/01/00          0
    0009980673                           N            03/01/30
    0


    3315161          286/286             F           58,875.00         ZZ
                                         360         58,847.53          1
    8073 CREEKSTONE WAY                9.750            505.83         75
                                       9.500            505.83       78,500.00
    RIVERDALE        GA   30236          5            02/29/00         00
    0009980674                           07           04/01/00          0
    0009980674                           N            03/01/30
    0


    3315162          286/286             F           58,875.00         ZZ
                                         360         58,847.53          1
    8077 CREEKSTONE WAY                9.750            505.83         75
                                       9.500            505.83       78,500.00
    RIVERDALE        GA   30236          5            02/29/00         00
    0009980675                           07           04/01/00          0
    0009980675                           N            03/01/30
    0
1




    3315163          286/286             F           58,875.00         ZZ
                                         360         58,847.53          1
    8079 CREEKSTONE WAY                9.750            505.83         75
                                       9.500            505.83       78,500.00
    RIVERDALE        GA   30236          5            02/29/00         00
    0009980676                           07           04/01/00          0
    0009980676                           N            03/01/30
    0


    3315164          286/286             F           58,875.00         ZZ
                                         360         58,847.53          1
    8066 WOODLAKE DRIVE                9.750            505.83         75
                                       9.500            505.83       78,500.00
    RIVERDALE        GA   30274          5            02/29/00         00
    0009980677                           07           04/01/00          0
    0009980677                           N            03/01/30
    0


    3315165          286/286             F           60,000.00         ZZ
                                         360         59,972.00          1
    8068 CREEKSTONE WAY                9.750            515.50         75
                                       9.500            515.50       80,000.00
    RIVERDALE        GA   30274          5            02/29/00         00
    0009980678                           07           04/01/00          0
    0009980678                           N            03/01/30
    0


    3315166          286/286             F           58,875.00         ZZ
                                         360         58,847.53          1
    8070 WOODLAKE DRIVE                9.750            505.83         75
                                       9.500            505.83       78,500.00
    RIVERDALE        GA   30274          5            02/29/00         00
    0009980679                           07           04/01/00          0
    0009980679                           N            03/01/30
    0


    3316113          F18/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
    424 SOUTH 5TH AVENUE               8.875          1,989.12         70
                                       8.625          1,989.12      360,000.00
    LA PUENTE        CA   91746          5            03/20/00         00
    0431944685                           05           05/01/00          0
    R02545                               O            04/01/30
    0


    3316239          F61/G02             F          100,000.00         ZZ
                                         360        100,000.00          1
1


    8335 28TH AVENUE NORTHWEST         9.750            859.15         36
                                       9.500            859.15      279,500.00
    SEATTLE          WA   98117          1            03/16/00         00
    0431938422                           05           05/01/00          0
    000201S                              O            04/01/30
    0


    3316318          253/253             F          135,000.00         ZZ
                                         360        135,000.00          1
    856 OVERGLEN DR                    9.875          1,172.28         90
                                       9.625          1,172.28      150,000.00
    DALLAS           TX   75218          1            03/22/00         19
    950822                               05           05/01/00         25
    950822                               N            04/01/30
    0


    3317985          K08/G02             F           69,950.00         ZZ
                                         360         69,950.00          1
    248 CITY VIEW DRIVE                9.000            562.83         80
                                       8.750            562.83       87,490.00
    FT LAUDERDALE    FL   33311          1            03/27/00         00
    0411605058                           09           05/01/00          0
    0411605058                           O            04/01/30
    0


    3317989          K08/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
    7345 WATERWHEEL STREET             9.500          1,059.48         90
                                       9.250          1,059.48      140,000.00
    COLORADO SPRING  CO   80911          2            03/21/00         01
    0411809395                           05           05/01/00         25
    0411809395                           O            04/01/30
    0


    3317991          K08/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
    36 NORTHWESTERN TRAIL              9.875            521.01         60
                                       9.625            521.01      100,000.00
    HOPATCONG BORO   NJ   07843          5            03/27/00         00
    0411821820                           05           05/01/00          0
    0411821820                           N            04/01/30
    0


    3317992          K08/G02             F          380,000.00         G
                                         360        380,000.00          1
    8703 SANTANA LANE                  9.000          3,057.57         80
                                       8.750          3,057.57      475,000.00
    INDIANAPOLIS     IN   46278          5            03/22/00         00
    0411845589                           05           05/01/00          0
1


    0411845589                           O            04/01/30
    0


    3317997          K08/G02             F           69,300.00         ZZ
                                         360         69,300.00          1
    16620 S. WOLCOTT                   9.750            595.39         90
                                       9.500            595.39       77,000.00
    MARKHAM          IL   60426          1            03/27/00         10
    0411851512                           05           05/01/00         25
    0411851512                           N            04/01/30
    0


    3317998          K08/G02             F           57,500.00         ZZ
                                         360         57,500.00          4
    110 NICHOLSON STREET               9.875            499.30         90
                                       9.625            499.30       63,900.00
    PORTSMOUTH       VA   23702          1            03/27/00         10
    0411857717                           05           05/01/00         25
    0411857717                           N            04/01/30
    0


    3317999          K08/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
    311 LAMESA                         8.625            528.90         80
                                       8.375            528.90       85,000.00
    KINGSLAND        TX   78639          2            03/22/00         00
    0411862642                           03           05/01/00          0
    0411862642                           O            04/01/30
    0


    3318001          K08/G02             F          205,000.00         ZZ
                                         360        205,000.00          1
    27 COWEE STREET                    8.875          1,631.07         73
                                       8.625          1,631.07      282,000.00
    SLYVA            NC   28779          5            03/21/00         00
    0411869571                           05           05/01/00          0
    0411869571                           O            04/01/30
    0


    3318002          K08/G02             F          151,200.00         ZZ
                                         360        151,200.00          1
    7821 ESSEX DRIVE, UNIT#103         9.875          1,312.94         90
                                       9.625          1,312.94      168,000.00
    HUNTINGTON BEAC  CA   92648          5            03/14/00         01
    0411871858                           01           05/01/00         25
    0411871858                           O            04/01/30
    0


1


    3318003          K08/G02             F           94,400.00         ZZ
                                         360         94,400.00          1
    3002 FENTON STREET                 8.750            742.65         80
                                       8.500            742.65      118,000.00
    WHEATRIDGE       CO   80214          2            03/22/00         00
    0411872989                           05           05/01/00          0
    0411872989                           O            04/01/30
    0


    3318005          K08/G02             F          123,300.00         ZZ
                                         360        123,300.00          2
    907-909 NE 111 STREET              9.500          1,036.77         90
                                       9.250          1,036.77      137,000.00
    BISCAYNE PARK    FL   33161          1            03/27/00         01
    0411876519                           05           05/01/00         25
    0411876519                           N            04/01/30
    0


    3318007          K08/G02             F          236,000.00         ZZ
                                         360        236,000.00          1
    3703 21ST STREET SOUTHEAST         8.750          1,856.61         80
                                       8.500          1,856.61      295,000.00
    PUYALLUP         WA   98374          2            03/13/00         00
    0411879620                           05           05/01/00          0
    0411879620                           O            04/01/30
    0


    3318008          K08/G02             F          215,200.00         ZZ
                                         360        215,200.00          1
    313 NORTH OAK DRIVE                9.250          1,770.40         80
                                       9.000          1,770.40      269,000.00
    SURFSIDE BEACH   SC   29575          5            03/27/00         00
    0411879836                           05           05/01/00          0
    0411879836                           N            04/01/30
    0


    3318009          K08/G02             F          194,750.00         ZZ
                                         360        194,750.00          2
    1020-22 EUTERPE STREET             9.125          1,584.55         95
                                       8.875          1,584.55      205,000.00
    NEW ORLEANS      LA   70130          1            03/27/00         01
    0411880651                           05           05/01/00         30
    0411880651                           O            04/01/30
    0


    3318012          K08/G02             F          108,000.00         ZZ
                                         360        108,000.00          4
    201 EAST 4TH STREET                9.875            937.82         90
                                       9.625            937.82      120,000.00
1


    EDMOND           OK   73034          1            03/27/00         04
    0411882194                           05           05/01/00         25
    0411882194                           N            04/01/30
    0


    3318013          K08/G02             F          295,000.00         ZZ
                                         360        295,000.00          1
    5831 FALLSVIEW LANE                9.250          2,426.89         79
                                       9.000          2,426.89      375,000.00
    DALLAS           TX   75252          2            03/22/00         00
    0411882517                           03           05/01/00          0
    0411882517                           O            04/01/30
    0


    3318016          K08/G02             F           45,000.00         ZZ
                                         360         45,000.00          1
    2019 22ND AVE.                     9.375            374.29         90
                                       9.125            374.29       50,000.00
    KENOSHA          WI   53140          1            03/27/00         01
    0411887771                           05           05/01/00         25
    0411887771                           N            04/01/30
    0


    3318019          K08/G02             F           26,900.00         ZZ
                                         360         26,900.00          2
    3144 RISEDORPH                    10.000            236.07         90
                                       9.750            236.07       29,900.00
    FLINT            MI   48506          1            03/27/00         01
    0411890106                           05           05/01/00         25
    0411890106                           N            04/01/30
    0


    3318023          K08/G02             F          489,600.00         ZZ
                                         360        489,600.00          1
    1508 EASY STREET                   8.875          3,895.48         80
                                       8.625          3,895.48      612,000.00
    AUSTIN           TX   78746          1            03/27/00         00
    0411898281                           05           05/01/00          0
    0411898281                           O            04/01/30
    0


    3320175          956/G02             F          114,300.00         ZZ
                                         360        113,179.19          1
    1553 SOUTH 1100 EAST               9.500            961.10         90
                                       9.250            961.10      127,000.00
    SALT LAKE CITY   UT   84105          1            01/18/00         11
    0431949197                           05           03/01/00         25
    2209120262                           N            02/01/30
    0
1




    3320629          S48/S48             F          540,000.00         ZZ
                                         360        539,681.19          1
    56 JOUFLAS ROAD                    8.625          4,200.06         40
                                       8.375          4,200.06    1,375,000.00
    WOLCOTT          CO   81655          4            02/14/00         00
    0023817133                           03           04/01/00          0
    0023817133                           O            03/01/30
    0


    3320632          S48/S48             F          524,250.00         ZZ
                                         360        523,932.41          1
    21201 SADDLE ROCK LANE             8.500          4,031.03         75
                                       8.250          4,031.03      699,000.00
    AURORA           CO   80016          1            02/29/00         00
    0023825318                           03           04/01/00          0
    0023825318                           O            03/01/30
    0


    3320901          253/253             F           44,925.00         ZZ
                                         360         44,925.00          1
    2442 LOYCE ST                      9.375            373.67         75
                                       9.125            373.67       59,900.00
    MESQUITE         TX   75149          1            03/21/00         00
    950512                               05           05/01/00          0
    950512                               O            04/01/30
    0


    3321144          G52/G02             F           50,900.00         ZZ
                                         360         50,900.00          1
    3430 LONDON STREET                 9.875            441.99         70
                                       9.625            441.99       72,736.00
    HEMET            CA   92545          1            03/17/00         00
    0431943067                           05           05/01/00          0
    89504353                             N            04/01/30
    0


    3322135          K08/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
    216 CASPER DRIVE                   8.500          1,845.39         80
                                       8.250          1,845.39      300,000.00
    FORT WALTON BEA  FL   32547          1            03/28/00         00
    0411775182                           05           05/01/00          0
    0411775182                           O            04/01/30
    0


    3322136          K08/G02             F          312,300.00         ZZ
                                         360        312,300.00          1
1


    5012 SOUTH AUCKLAND COURT          9.750          2,683.14         90
                                       9.500          2,683.14      347,000.00
    AURORA           CO   80015          1            03/28/00         04
    0411824980                           03           05/01/00         25
    0411824980                           N            04/01/30
    0


    3322139          K08/G02             F          252,000.00         ZZ
                                         360        252,000.00          4
    1220-1222 1/2 MARTIN LUTHER        9.750          2,165.07         90
    KING JR BLVD                       9.500          2,165.07      280,000.00
    LOS ANGELES      CA   90037          1            03/10/00         01
    0411847171                           05           05/01/00         25
    0411847171                           N            04/01/30
    0


    3322140          K08/G02             F          100,300.00         ZZ
                                         360        100,300.00          1
    603 B DALTON DRIVE                 9.500            843.38         85
                                       9.250            843.38      118,000.00
    ESSEX            VT   05451          5            03/23/00         10
    0411848682                           01           05/01/00         12
    0411848682                           O            04/01/30
    0


    3322142          K08/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
    7621 HEWITT STREET                 9.250            921.40         70
                                       9.000            921.40      160,000.00
    NORTH RICHLAND   TX   76180          5            03/23/00         00
    0411861156                           05           05/01/00          0
    0411861156                           O            04/01/30
    0


    3322145          K08/G02             F           49,600.00         ZZ
                                         360         49,600.00          1
    2612 RINGWOOD STREET               9.375            412.55         80
                                       9.125            412.55       62,000.00
    CHARLOTTE        NC   28208          2            03/28/00         00
    0411864572                           05           05/01/00          0
    0411864572                           N            04/01/30
    0


    3322146          K08/G02             F           56,800.00         ZZ
                                         360         56,800.00          1
    2007 HEYWOOD AVENUE                9.375            472.43         80
                                       9.125            472.43       71,000.00
    CHARLOTTE        NC   28208          2            03/28/00         00
    0411864580                           05           05/01/00          0
1


    0411864580                           N            04/01/30
    0


    3322147          K08/G02             F           76,800.00         ZZ
                                         360         76,800.00          2
    2000-2002 UNION STREET             9.375            638.78         80
                                       9.125            638.78       96,000.00
    CHARLOTTE        NC   28205          2            03/28/00         00
    0411864614                           05           05/01/00          0
    0411864614                           N            04/01/30
    0


    3322148          K08/G02             F           76,800.00         ZZ
                                         360         76,800.00          2
    2006-2008 UNION STREET             9.375            638.78         80
                                       9.125            638.78       96,000.00
    CHARLOTTE        NC   28205          2            03/28/00         00
    0411864648                           05           05/01/00          0
    0411864648                           N            04/01/30
    0


    3322149          K08/G02             F           52,350.00         ZZ
                                         360         52,350.00          1
    3303 TUCKASEEGEE ROAD              9.250            430.67         79
                                       9.000            430.67       66,500.00
    CHARLOTTE        NC   28208          2            03/28/00         00
    0411864655                           05           05/01/00          0
    0411864655                           N            04/01/30
    0


    3322153          K08/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
    3226 POTOMAC DRIVE                 8.875            751.88         90
                                       8.625            751.88      105,000.00
    GARLAND          TX   75042          1            03/28/00         01
    0411879315                           05           05/01/00         25
    0411879315                           O            04/01/30
    0


    3322154          K08/G02             F           95,400.00         ZZ
                                         360         95,400.00          4
    8 LEANDER STREET                   9.750            819.63         90
                                       9.500            819.63      106,000.00
    KILLINGLY        CT   06239          1            03/28/00         10
    0411879760                           05           05/01/00         25
    0411879760                           N            04/01/30
    0


1


    3322155          K08/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
    57 COUNTY ROAD 1788                8.750            944.04         80
                                       8.500            944.04      150,000.00
    FARMINGTON       NM   87401          5            03/23/00         00
    0411880321                           05           05/01/00          0
    0411880321                           O            04/01/30
    0


    3322156          K08/G02             F           57,600.00         ZZ
                                         360         57,600.00          1
    2103 EAST 13TH STREET              9.750            494.87         80
                                       9.500            494.87       72,000.00
    AUSTIN           TX   78702          2            03/27/00         00
    0411881832                           05           05/01/00          0
    0411881832                           N            04/01/30
    0


    3322157          K08/G02             F          138,400.00         ZZ
                                         360        138,400.00          1
    436 TUPELO DRIVE                   9.250          1,138.58         68
                                       9.000          1,138.58      205,000.00
    NAPERVILLE       IL   60540          2            03/23/00         00
    0411882996                           05           05/01/00          0
    0411882996                           O            04/01/30
    0


    3322161          K08/G02             F           42,400.00         ZZ
                                         360         42,400.00          1
    914 NW 31ST.  STREET              10.000            372.09         80
                                       9.750            372.09       53,000.00
    OKLAHOMA CITY    OK   73118          5            03/28/00         00
    0411887185                           05           05/01/00          0
    0411887185                           N            04/01/30
    0


    3322163          K08/G02             F          112,500.00         ZZ
                                         360        112,500.00          1
    3216 WESTERN DRIVE                 8.875            895.10         90
                                       8.625            895.10      125,000.00
    AUSTIN           TX   78745          1            03/28/00         04
    0411892482                           05           05/01/00         25
    0411892482                           O            04/01/30
    0


    3322164          K08/G02             F          127,800.00         ZZ
                                         360        127,800.00          1
    6 N 397 OAKWOOD DRIVE              9.375          1,062.98         90
                                       9.125          1,062.98      142,000.00
1


    ST. CHARLES      IL   60174          1            03/28/00         01
    0411894058                           05           05/01/00         25
    0411894058                           O            04/01/30
    0


    3322335          E82/G02             F          122,000.00         ZZ
                                         360        122,000.00          1
    13 COVESIDE LANE                   8.875            970.69         80
                                       8.625            970.69      152,500.00
    STONINGTON       CT   06378          1            03/31/00         00
    0400267985                           29           05/01/00          0
    0400267985                           O            04/01/30
    0


    3322343          E82/G02             F          103,500.00         ZZ
                                         360        103,500.00          1
    1030 NORTH STATE STREET #20A       9.750            889.22         90
                                       9.500            889.22      115,000.00
    CHICAGO          IL   60611          1            03/31/00         04
    0400266821                           06           05/01/00         25
    0400266821                           O            04/01/30
    0


    3323267          225/225             F          304,000.00         ZZ
                                         360        303,829.56          1
    625 S MAPLE AVE                    8.875          2,418.77         80
                                       8.625          2,418.77      380,000.00
    GLEN ROCK        NJ   07452          1            02/23/00         00
    7175577                              05           04/01/00          0
    7175577                              O            03/01/30
    0


    3323336          074/G02             F          440,400.00         ZZ
                                         360        440,400.00          1
    CHESTNUT DRIVE                     9.750          3,783.72         23
                                       9.500          3,783.72    2,000,000.00
    WILMETTE         IL   60091          2            03/06/00         00
    0431957026                           05           05/01/00          0
    1583272473                           O            04/01/30
    0


    3323362          074/G02             F          421,000.00         ZZ
                                         360        421,000.00          1
    2424 HERITAGE WAY                  9.750          3,617.05         66
                                       9.500          3,617.05      645,000.00
    UNION CITY       CA   94587          2            03/02/00         00
    0431957349                           05           05/01/00          0
    1561468380                           O            04/01/30
    0
1




    3323486          742/G02             F          113,000.00         ZZ
                                         360        113,000.00          1
    125 THAMESFORD COURT               9.250            929.62         72
                                       9.000            929.62      158,386.00
    AMHERST          NY   14221          1            03/24/00         00
    0431945427                           05           05/01/00          0
    4885950                              O            04/01/30
    0


    3323702          765/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
    216 CANAL STREET                   9.250          3,027.45         80
                                       9.000          3,027.45      460,000.00
    NEWPORT BEACH    CA   92663          2            03/15/00         00
    0431939230                           05           05/01/00          0
    123264A                              O            04/01/30
    0


    3326003          K08/G02             F          225,000.00         ZZ
                                         360        225,000.00          3
    241 NORTH AVENUE                  10.000          1,974.54         90
                                       9.750          1,974.54      250,000.00
    FANWOOD          NJ   07023          1            03/29/00         10
    0411834682                           05           05/01/00         25
    0411834682                           N            04/01/30
    0


    3326010          K08/G02             F          115,900.00         ZZ
                                         360        115,900.00          1
    15081 EAST JARVIS PLACE            8.875            922.15         95
                                       8.625            922.15      122,000.00
    AURORA           CO   80014          1            03/29/00         01
    0411860232                           09           05/01/00         30
    0411860232                           O            04/01/30
    0


    3326017          K08/G02             F           38,300.00         ZZ
                                         360         38,300.00          1
    812 SWAN LAKE ROAD                 9.875            332.58         80
                                       9.625            332.58       47,875.00
    EDMOND           OK   73003          1            03/29/00         00
    0411874431                           07           05/01/00          0
    0411874431                           N            04/01/30
    0


    3326018          K08/G02             F           64,800.00         ZZ
                                         360         64,800.00          3
1


    248-250 PARK AVENUE                9.750            556.73         90
                                       9.500            556.73       72,000.00
    WOONSOCKET       RI   02895          1            03/29/00         10
    0411877434                           05           05/01/00         25
    0411877434                           N            04/01/30
    0


    3326019          K08/G02             F          102,400.00         ZZ
                                         360        102,400.00          1
    501 E. OLIVER STREET               9.000            823.93         80
                                       8.750            823.93      128,000.00
    MOAB             UT   84532          1            03/29/00         00
    0411879224                           05           05/01/00          0
    0411879224                           O            04/01/30
    0


    3326023          K08/G02             F          310,500.00         ZZ
                                         360        310,500.00          1
    7644 QUARTZ STREET                 9.875          2,696.22         90
                                       9.625          2,696.22      345,000.00
    ARVADA           CO   80007          1            03/29/00         04
    0411884497                           05           05/01/00         25
    0411884497                           O            04/01/30
    0


    3326024          K08/G02             F          163,000.00         T
                                         360        163,000.00          1
    5555 COLLINS AVE, UNIT#17H         9.375          1,355.75         75
                                       9.125          1,355.75      217,500.00
    MIAMI            FL   33140          1            03/29/00         00
    0411885296                           06           05/01/00          0
    0411885296                           O            04/01/30
    0


    3326027          K08/G02             F          276,000.00         ZZ
                                         360        276,000.00          1
    1334 LAKEVIEW BLVD EAST            9.375          2,295.63         80
                                       9.125          2,295.63      345,000.00
    SEATTLE          WA   98102          1            03/24/00         00
    0411888340                           05           05/01/00          0
    0411888340                           N            04/01/30
    0


    3326030          K08/G02             F           40,000.00         ZZ
                                         360         40,000.00          1
    604 BLUEBONNET STREET              9.250            329.07         80
                                       9.000            329.07       50,000.00
    JOHNSON CITY     TX   78636          1            03/29/00         00
    0411899453                           05           05/01/00          0
1


    0411899453                           O            04/01/30
    0


    3326450          076/076             F          852,500.00         ZZ
                                         360        852,069.49          1
    201     ALLMOND LN                 9.375          7,090.66         54
                                       9.125          7,090.66    1,600,000.00
    ALPHARETTA       GA   30004          2            02/28/00         00
    8411747                              05           04/01/00          0
    8411747                              O            03/01/30
    0


    3326521          664/G02             F          147,200.00         ZZ
                                         360        147,200.00          1
    17540 BALTAR STREET                8.875          1,171.19         80
                                       8.625          1,171.19      184,000.00
    NORTHRIDGE AREA  CA   91325          1            03/17/00         00
    0431942192                           05           05/01/00          0
    0003381894                           O            04/01/30
    0


    3326618          665/G02             F          335,000.00         ZZ
                                         360        334,791.78          1
    2166 DEL MONTE AVENUE              8.375          2,546.24         78
                                       8.125          2,546.24      430,000.00
    SANTA CLARA      CA   95051          5            02/28/00         00
    0431942754                           05           04/01/00          0
    0001237039                           O            03/01/30
    0


    3327710          286/286             F          120,000.00         ZZ
                                         360        119,925.41          1
    4832 BUCKHORN CT                   8.375            912.09         80
                                       8.125            912.09      150,000.00
    POWDER SPRINGS   GA   30127          2            02/28/00         00
    0000651105                           03           04/01/00          0
    0000651105                           O            03/01/30
    0


    3327711          286/286             F          172,000.00         ZZ
                                         360        171,901.04          1
    4543 E FERNWOOD CT                 8.750          1,353.13         80
                                       8.500          1,353.13      215,000.00
    PHOENIX          AZ   85331          1            02/23/00         00
    0000651660                           03           04/01/00          0
    0000651660                           O            03/01/30
    0


1


    3327712          286/286             F          260,800.00         ZZ
                                         360        260,649.95          1
    16256 E PRENTICE PL                8.750          2,051.72         80
                                       8.500          2,051.72      326,000.00
    AURORA           CO   80015          5            02/18/00         00
    0000652482                           03           04/01/00          0
    0000652482                           O            03/01/30
    0


    3327713          286/286             F          152,650.00         ZZ
                                         360        152,562.17          1
    15337 EAST PALOMINO BLVD           8.750          1,200.90         80
                                       8.500          1,200.90      190,850.00
    FOUNTAIN HILLS   AZ   85268          1            02/17/00         00
    0000653781                           05           04/01/00          0
    0000653781                           O            03/01/30
    0


    3327714          286/286             F          620,000.00         ZZ
                                         360        619,614.63          1
    2904 GEORGE B HATLEY DRIVE         8.375          4,712.45         80
                                       8.125          4,712.45      775,000.00
    AUSTIN           TX   78746          1            02/29/00         00
    0009633563                           05           04/01/00          0
    0009633563                           O            03/01/30
    0


    3327715          286/286             F          253,000.00         ZZ
                                         360        252,854.43          1
    18190 SE YOUNGS LANE               8.750          1,990.36         78
                                       8.500          1,990.36      325,000.00
    BORING           OR   97009          5            02/11/00         00
    0009979188                           05           04/01/00          0
    0009979188                           O            03/01/30
    0


    3327716          286/286             F          165,000.00         T
                                         360        164,907.49          1
    3204 DUFFY STREET                  8.875          1,312.82         75
                                       8.625          1,312.82      220,000.00
    MYRTLE BEACH     SC   29582          1            02/28/00         00
    0009980642                           05           04/01/00          0
    0009980642                           O            03/01/30
    0


    3327717          286/286             F          516,000.00         ZZ
                                         360        515,662.46          1
    605 NW 158TH                       8.125          3,831.29         80
                                       7.875          3,831.29      645,000.00
1


    EDMOND           OK   73013          5            02/16/00         00
    0009984575                           05           04/01/00          0
    0009984575                           O            03/01/30
    0


    3327718          286/286             F          550,000.00         T
                                         360        549,675.28          1
    8431 DRAKE LANE                    8.625          4,277.85         79
                                       8.375          4,277.85      705,000.00
    WILLIAMSBURG     MI   49690          1            02/28/00         00
    0009987101                           05           04/01/00          0
    0009987101                           O            03/01/30
    0


    3328794          696/G02             F          148,000.00         ZZ
                                         360        148,000.00          1
    1333 BELMONT STREET, N.W.          9.250          1,217.56         80
                                       9.000          1,217.56      185,000.00
    WASHINGTON       DC   20009          1            03/30/00         00
    0431942242                           05           05/01/00          0
    31900024                             N            04/01/30
    0


    3328936          225/225             F          490,000.00         ZZ
                                         353        489,445.88          1
    13923 SUNNYBROOK ROAD              9.125          4,002.05         76
                                       8.875          4,002.05      650,000.00
    PHOENIX          MD   21131          4            02/04/00         00
    7132337                              05           03/01/00          0
    7132337                              O            07/01/29
    0


    3330621          168/168             F          195,000.00         ZZ
                                         360        195,000.00          1
    81 ELLENSUE DRIVE                  8.875          1,551.51         73
                                       8.625          1,551.51      270,000.00
    DEER PARK        NY   11729          5            03/24/00         00
    0189547111                           05           05/01/00          0
    0189547111                           O            04/01/30
    0


    3330656          637/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
    13472 POUSSON ROAD                 9.375            636.29         90
                                       9.125            636.29       85,000.00
    IOWA             LA   70647          1            03/17/00         11
    0431959881                           05           05/01/00         25
    0017677196                           O            04/01/30
    0
1




    3330658          G81/G02             F          108,550.00         T
                                         360        108,550.00          1
    6767 COLLINS AVENUE UNIT 1107      9.750            932.62         65
                                       9.500            932.62      167,000.00
    MIAMI BEACH      FL   33141          1            03/28/00         00
    0431944677                           06           05/01/00          0
    200003081                            O            04/01/30
    0


    3330799          637/G02             F          135,000.00         ZZ
                                         360        135,000.00          4
    350 EAST 5TH AVENUE                9.875          1,172.27         90
                                       9.625          1,172.27      150,000.00
    MESA             AZ   85210          1            03/14/00         01
    0431948181                           05           05/01/00         25
    0015371222                           N            04/01/30
    0


    3330878          K08/G02             F           65,600.00         ZZ
                                         360         65,600.00          1
    82 SE ONTARIO WAY                 10.000            575.69         90
                                       9.750            575.69       72,900.00
    STUART           FL   34997          1            03/30/00         10
    0411802812                           09           05/01/00         25
    0411802812                           O            04/01/30
    0


    3330880          K08/G02             F           95,400.00         ZZ
                                         360         95,400.00          1
    133 BANCROFT DRIVE                 9.000            767.61         90
                                       8.750            767.61      106,000.00
    GARLAND          TX   75040          2            03/29/00         01
    0411824014                           05           05/01/00         25
    0411824014                           N            04/01/30
    0


    3330881          K08/G02             F          232,500.00         T
                                         360        232,500.00          1
    2595 STERLING CIRCLE               9.375          1,933.82         75
                                       9.125          1,933.82      310,000.00
    LAS VEGAS        NV   89120          5            03/15/00         00
    0411830458                           05           05/01/00          0
    0411830458                           O            04/01/30
    0


    3330883          K08/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
1


    2053 BEECH COURT                   9.000          1,367.86         80
                                       8.750          1,367.86      212,500.00
    GOLDEN           CO   80401          1            03/30/00         00
    0411854474                           05           05/01/00          0
    0411854474                           N            04/01/30
    0


    3330884          K08/G02             F          104,850.00         ZZ
                                         360        104,850.00          1
    349 ALLEGHANY                      9.250            862.58         90
                                       9.000            862.58      116,500.00
    GRAYSLAKE        IL   60030          1            03/30/00         01
    0411857006                           05           05/01/00         25
    0411857006                           N            04/01/30
    0


    3330887          K08/G02             F          103,750.00         ZZ
                                         360        103,750.00          1
    557 BEE TREE ROAD                  9.875            900.91         67
                                       9.625            900.91      155,000.00
    SWANNANOA        NC   28778          2            03/30/00         00
    0411870744                           05           05/01/00          0
    0411870744                           N            04/01/30
    0


    3330888          K08/G02             F           59,200.00         ZZ
                                         360         59,200.00          1
    9503 NORTH CREEK DRIVE            10.000            519.52         80
                                       9.750            519.52       74,000.00
    AUSTIN           TX   78758          5            03/27/00         00
    0411871049                           05           05/01/00          0
    0411871049                           N            04/01/30
    0


    3330889          K08/G02             F          370,000.00         ZZ
                                         360        370,000.00          1
    18 PEARTREE LANE                   8.750          2,910.79         79
                                       8.500          2,910.79      470,000.00
    ROLLING HLS EST  CA   90274          1            03/24/00         00
    0411871510                           09           05/01/00          0
    0411871510                           O            04/01/30
    0


    3330890          K08/G02             F           61,200.00         ZZ
                                         360         61,200.00          2
    212-214 FOUNTAIN AVENUE           10.000            537.07         90
                                       9.750            537.07       68,000.00
    DAYTON           OH   45405          1            03/30/00         01
    0411872435                           05           05/01/00         25
1


    0411872435                           N            04/01/30
    0


    3330891          K08/G02             F           75,000.00         ZZ
                                         360         75,000.00          1
    1844 VIOLA                         9.500            630.64         71
                                       9.250            630.64      106,000.00
    ORTONVILLE       MI   48462          1            03/30/00         00
    0411873201                           05           05/01/00          0
    0411873201                           O            04/01/30
    0


    3330892          K08/G02             F          182,400.00         ZZ
                                         360        182,400.00          1
    3569 SUMMERTREE LANE               8.375          1,386.37         80
                                       8.125          1,386.37      228,000.00
    CORONA           CA   92881          1            03/27/00         00
    0411874365                           05           05/01/00          0
    0411874365                           O            04/01/30
    0


    3330893          K08/G02             F           67,500.00         ZZ
                                         360         67,500.00          3
    132 1/2 RIPLEY PLACE               9.625            573.74         90
                                       9.375            573.74       75,000.00
    ELIZABETH        NJ   07206          1            03/30/00         10
    0411875180                           05           05/01/00         25
    0411875180                           N            04/01/30
    0


    3330896          K08/G02             F           43,200.00         ZZ
                                         360         43,200.00          1
    4108 HELENA AVENUE                10.000            379.11         80
                                       9.750            379.11       54,000.00
    YOUNGSTOWN       OH   44512          5            03/30/00         00
    0411881840                           05           05/01/00          0
    0411881840                           N            04/01/30
    0


    3330897          K08/G02             F           26,250.00         ZZ
                                         360         26,250.00          1
    9C CROSSING CIRCLE                 9.875            227.94         75
    UNIT #9-C                          9.625            227.94       35,000.00
    BOYNTON BEACH    FL   33435          1            03/30/00         00
    0411882566                           01           05/01/00          0
    0411882566                           N            04/01/30
    0


1


    3330899          K08/G02             F           27,750.00         ZZ
                                         360         27,750.00          1
    17-C CROSSING CIRCLE               9.875            240.97         75
    UNIT # 17-C                        9.625            240.97       37,000.00
    BOYNTON BEACH    FL   33435          1            03/30/00         00
    0411887334                           01           05/01/00          0
    0411887334                           N            04/01/30
    0


    3330900          K08/G02             F           26,250.00         ZZ
                                         360         26,250.00          1
    4-D CROSSING CIRCLE                9.875            227.94         75
    UNIT #4-D                          9.625            227.94       35,000.00
    BOYNTON BEACH    FL   33435          1            03/30/00         00
    0411887441                           01           05/01/00          0
    0411887441                           N            04/01/30
    0


    3330901          K08/G02             F          202,500.00         ZZ
                                         360        202,500.00          1
    16221 ANDERSON DRIVE               9.250          1,665.92         90
                                       9.000          1,665.92      225,000.00
    SONORA           CA   95370          1            03/27/00         01
    0411887524                           05           05/01/00         25
    0411887524                           O            04/01/30
    0


    3330907          K08/G02             F          114,000.00         ZZ
                                         360        114,000.00          1
    295 MAJORAM DR                     8.875            907.04         75
                                       8.625            907.04      154,000.00
    GAHANNA          OH   43230          1            03/30/00         00
    0411894694                           05           05/01/00          0
    0411894694                           O            04/01/30
    0


    3330910          K08/G02             F          106,650.00         ZZ
                                         360        106,650.00          1
    11340 RED FINCH LANE               9.500            896.77         90
                                       9.250            896.77      118,531.00
    CHARLOTTE        NC   28214          1            03/29/00         11
    0411899081                           05           05/01/00         25
    0411899081                           N            04/01/30
    0


    3330911          K08/G02             F           45,000.00         ZZ
                                         360         45,000.00          2
    3225-27 ST. ANN STREET             9.875            390.76         90
                                       9.625            390.76       50,000.00
1


    NEW ORLEANS      LA   70119          1            03/30/00         01
    0411899628                           05           05/01/00         25
    0411899628                           N            04/01/30
    0


    3330913          K08/G02             F           57,600.00         ZZ
                                         360         57,600.00          1
    84 SALEM ROAD                      9.250            473.86         80
                                       9.000            473.86       72,000.00
    WEAVERVILLE      NC   28787          1            03/30/00         00
    0411899800                           05           05/01/00          0
    0411899800                           N            04/01/30
    0


    3330914          K08/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
    6524 HIDDEN CREEK COURT            8.875          3,182.58         80
                                       8.625          3,182.58      500,000.00
    PLANO            TX   75024          1            03/30/00         00
    0411900376                           03           05/01/00          0
    0411900376                           O            04/01/30
    0


    3330926          623/623             F          157,000.00         ZZ
                                         360        157,000.00          1
    38145 CIRCLE DRIVE                 9.250          1,291.60         74
                                       9.000          1,291.60      215,000.00
    HARRISON TOWNSH  MI   48045          5            03/15/00         00
    5246892                              05           05/01/00          0
    5246892                              O            04/01/30
    0


    3331345          225/225             F          328,000.00         ZZ
                                         360        327,834.36          1
    5900 WEST DILLON WASH ROAD         9.375          2,728.14         80
                                       9.125          2,728.14      410,000.00
    PRESCOTT         AZ   86305          1            02/28/00         00
    7177122                              03           04/01/00          0
    7177122                              O            03/01/30
    0


    3332817          K08/G02             F           93,550.00         ZZ
                                         360         93,550.00          1
    1423 HILLSIDE COURT                8.500            719.32         80
                                       8.250            719.32      116,990.00
    SAUK RAPIDS      MN   56379          1            03/31/00         00
    0411838337                           05           05/01/00          0
    0411838337                           O            04/01/30
    0
1




    3332819          K08/G02             F          201,150.00         ZZ
                                         360        201,150.00          1
    7204 MARANATHA COURT               8.875          1,600.44         90
                                       8.625          1,600.44      223,500.00
    COLLEYVILLE      TX   76034          1            03/31/00         10
    0411844376                           05           05/01/00         25
    0411844376                           O            04/01/30
    0


    3332824          K08/G02             F          128,500.00         ZZ
                                         360        128,500.00          4
    1708 SPRING ROSE CIRCLE            9.875          1,115.83         90
    UNIT A-D                           9.625          1,115.83      142,800.00
    KILLEEN          TX   76543          1            03/29/00         04
    0411859432                           05           05/01/00         25
    0411859432                           N            04/01/30
    0


    3332829          K08/G02             F           65,250.00         ZZ
                                         360         65,250.00          1
    116 WICKHAM FARM RD                9.000            525.02         90
                                       8.750            525.02       72,500.00
    UNION            OH   45322          1            03/31/00         04
    0411867765                           05           05/01/00         25
    0411867765                           N            04/01/30
    0


    3332830          K08/G02             F          144,200.00         ZZ
                                         360        144,200.00          1
    1410 LAKE                          9.500          1,212.51         80
                                       9.250          1,212.51      180,250.00
    EVANSTON         IL   60201          1            03/31/00         00
    0411868854                           05           05/01/00          0
    0411868854                           N            04/01/30
    0


    3332845          K08/G02             F          109,650.00         ZZ
                                         360        109,650.00          1
    136 REGENCY BLVD                   8.375            833.42         85
                                       8.125            833.42      129,000.00
    PUEBLO           CO   81005          2            03/27/00         01
    0411879463                           05           05/01/00         12
    0411879463                           O            04/01/30
    0


    3332855          K08/G02             F          111,500.00         ZZ
                                         360        111,500.00          1
1


    407 W. MAYFIELD DRIVE              8.750            877.17         70
                                       8.500            877.17      160,000.00
    GRAND JUNCTION   CO   81503          5            03/23/00         00
    0411881493                           05           05/01/00          0
    0411881493                           O            04/01/30
    0


    3332856          K08/G02             F           52,000.00         ZZ
                                         360         52,000.00          1
    1212 JONES STREET                  9.750            446.76         80
                                       9.500            446.76       65,000.00
    TAYLOR           TX   76574          2            03/31/00         00
    0411881816                           05           05/01/00          0
    0411881816                           N            04/01/30
    0


    3332857          K08/G02             F           81,900.00         ZZ
                                         360         81,900.00          3
    105-107 REBEKAH STREET             8.875            651.63         90
                                       8.625            651.63       91,000.00
    WOONSOCKET       RI   02895          1            03/31/00         10
    0411882699                           05           05/01/00         25
    0411882699                           N            04/01/30
    0


    3332860          K08/G02             F          148,000.00         ZZ
                                         360        148,000.00          4
    342 SOMERSET STREET                9.250          1,217.56         80
                                       9.000          1,217.56      185,000.00
    NORTH PLAINFIEL  NJ   07060          1            03/31/00         00
    0411884513                           05           05/01/00          0
    0411884513                           N            04/01/30
    0


    3332874          K08/G02             F          252,700.00         ZZ
                                         360        252,700.00          1
    5411 SYCAMORE COURT                8.625          1,965.47         79
                                       8.375          1,965.47      320,000.00
    COLLEYVILLE      TX   76034          5            03/27/00         00
    0411890262                           05           05/01/00          0
    0411890262                           O            04/01/30
    0


    3332877          K08/G02             F          138,800.00         T
                                         360        138,800.00          1
    825 WEST BEACH BLVD., UNTI#122     9.375          1,154.47         80
                                       9.125          1,154.47      173,500.00
    GULF SHORES      AL   36542          1            03/31/00         00
    0411894850                           06           05/01/00          0
1


    0411894850                           O            04/01/30
    0


    3332879          K08/G02             F           71,700.00         T
                                         360         71,700.00          1
    8722-B ROCKINGHAM TERRACE          9.500            602.89         75
    UNIT #29                           9.250            602.89       95,600.00
    KISSIMEE         FL   34747          1            03/29/00         00
    0411895972                           01           05/01/00          0
    0411895972                           O            04/01/30
    0


    3332881          K08/G02             F          116,000.00         ZZ
                                         360        116,000.00          2
    4712 N. KNOX                       8.750            912.57         80
                                       8.500            912.57      145,000.00
    CHICAGO          IL   60618          1            03/31/00         00
    0411896962                           05           05/01/00          0
    0411896962                           O            04/01/30
    0


    3332884          K08/G02             F           60,300.00         ZZ
                                         360         60,300.00          2
    730-732 DYER AVENUE                9.500            507.04         90
                                       9.250            507.04       67,000.00
    CRANSTON         RI   02920          1            03/31/00         01
    0411897895                           05           05/01/00         25
    0411897895                           N            04/01/30
    0


    3332886          K08/G02             F          144,000.00         ZZ
                                         360        144,000.00          4
    3508 MARTINIQUE AVENUE             9.750          1,237.18         90
    UNIT 1-4                           9.500          1,237.18      160,000.00
    KENNER           LA   70065          1            03/31/00         01
    0411898174                           05           05/01/00         25
    0411898174                           N            04/01/30
    0


    3332887          K08/G02             F          144,000.00         ZZ
                                         360        144,000.00          4
    3500 MARTINIQUE AVENUE UN          9.750          1,237.18         90
                                       9.500          1,237.18      160,000.00
    KENNER           LA   70065          1            03/31/00         01
    0411898240                           05           05/01/00         25
    0411898240                           N            04/01/30
    0


1


    3332888          K08/G02             F           67,500.00         ZZ
                                         360         67,500.00          1
    209 DUNCAN WAY                     9.000            543.12         90
                                       8.750            543.12       75,000.00
    WYLIE            TX   75098          1            03/31/00         01
    0411898380                           05           05/01/00         25
    0411898380                           N            04/01/30
    0


    3332889          K08/G02             F          118,000.00         ZZ
                                         360        118,000.00          1
    8554 SAN BENITO WAY                9.375            981.46         80
                                       9.125            981.46      147,500.00
    DALLAS           TX   75218          1            03/28/00         00
    0411898661                           05           05/01/00          0
    0411898661                           N            04/01/30
    0


    3332890          K08/G02             F          144,000.00         ZZ
                                         360        144,000.00          4
    3516 MARTINIQUE AVENUE             9.750          1,237.18         90
    UNIT 1-4                           9.500          1,237.18      160,000.00
    KENNER           LA   70065          1            03/31/00         01
    0411898836                           05           05/01/00         25
    0411898836                           N            04/01/30
    0


    3332893          K08/G02             F           76,800.00         ZZ
                                         360         76,800.00          1
    45 N.E. 103 ST                     9.125            624.87         80
                                       8.875            624.87       96,000.00
    MIAMI SHORES     FL   33138          1            03/31/00         00
    0411901192                           05           05/01/00          0
    0411901192                           N            04/01/30
    0


    3332902          K08/G02             F          137,350.00         ZZ
                                         360        137,350.00          1
    1671 VALDOSTA CIRCLE               9.125          1,117.52         90
                                       8.875          1,117.52      152,640.00
    PONTIAC          MI   48340          1            03/31/00         01
    0411905771                           05           05/01/00         25
    0411905771                           O            04/01/30
    0


    3332903          K08/G02             F          118,700.00         ZZ
                                         360        118,700.00          1
    12143 STEWART'S CROSSING           9.750          1,019.82         90
                                       9.500          1,019.82      131,919.00
1


    CHARLOTTE        NC   28215          1            03/31/00         10
    0411906241                           05           05/01/00         25
    0411906241                           N            04/01/30
    0


    3333938          183/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
    4800 CHICAGO BEACH DR              9.875            468.91         68
    UNIT 114N                          9.625            468.91       80,000.00
    CHICAGO          IL   60616          5            03/27/00         00
    0431945450                           06           05/01/00          0
    800345266                            N            04/01/30
    0


    3335014          462/G02             F          112,800.00         ZZ
                                         360        112,800.00          1
    16252 SW 102 TERRACE               9.000            907.62         80
                                       8.750            907.62      141,000.00
    MIAMI            FL   33196          1            03/29/00         00
    0431954767                           09           05/01/00          0
    0007968902                           O            04/01/30
    0


    3335868          B28/G02             F          203,900.00         ZZ
                                         360        203,900.00          1
    12601 NORTH TENDERFOOT TRAIL       9.125          1,659.00         80
                                       8.875          1,659.00      254,900.00
    PARKER           CO   80138          1            03/29/00         00
    0431948736                           05           05/01/00          0
    0002090035                           O            04/01/30
    0


    3336466          E82/G02             F          196,000.00         T
                                         360        196,000.00          1
    17165 BALBOA POINT WAY             9.250          1,612.44         80
                                       9.000          1,612.44      245,000.00
    BOCA RATON       FL   33487          1            03/31/00         00
    0400262838                           05           05/01/00          0
    0400262838                           O            04/01/30
    0


    3337809          676/676             F          192,650.00         T
                                         360        192,650.00          1
    155 WAILEA IKE PL #118             9.375          1,602.37         75
                                       9.125          1,602.37      256,880.00
    KIHEI            HI   96753          1            03/10/00         00
    300100328088                         01           05/01/00          0
    300100328088                         O            04/01/30
    0
1




    3338284          163/G02             F          123,800.00         ZZ
                                         360        123,800.00          1
    7770 SW 26  ST                     9.250          1,018.47         73
                                       9.000          1,018.47      170,000.00
    MIAMI            FL   33155          2            03/16/00         00
    0431952670                           05           05/01/00          0
    7717295090                           O            04/01/30
    0


    3338557          F27/F27             F          247,000.00         ZZ
                                         360        246,861.52          1
    2020 ROYAL FERN COURT              8.875          1,965.25         80
                                       8.625          1,965.25      310,000.00
    BEL AIR          MD   21015          1            02/18/00         00
    6061104087                           05           04/01/00          0
    6061104087                           O            03/01/30
    0


    3338609          765/G02             F          106,400.00         ZZ
                                         360        106,400.00          1
    2921 BUTTERFLY DRIVE               9.000            856.12         80
                                       8.750            856.12      133,000.00
    HAILEY           ID   83333          5            03/17/00         00
    0431954403                           05           05/01/00          0
    351636                               O            04/01/30
    0


    3338856          765/G02             F           99,866.00         ZZ
                                         360         99,866.00          1
    515 SUMMER STREET                  9.000            803.55         85
                                       8.750            803.55      117,490.00
    FERNLEY          NV   89408          1            03/20/00         04
    0431952787                           05           05/01/00         12
    351939F                              N            04/01/30
    0


    3339644          K08/G02             F          310,500.00         ZZ
                                         360        310,500.00          1
    250 DE LONG STREET                 9.500          2,610.85         90
                                       9.250          2,610.85      345,000.00
    SAN FRANCISCO    CA   94112          5            03/27/00         01
    0411860737                           07           05/01/00         25
    0411860737                           O            04/01/30
    0


    3343970          K08/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
1


    363 SUNBERRY DRIVE                 8.500          1,922.28         59
                                       8.250          1,922.28      430,000.00
    CAMPBELL         CA   95008          5            03/20/00         00
    0411878507                           05           05/01/00          0
    0411878507                           O            04/01/30
    0

   TOTAL NUMBER OF LOANS   :      1,511

   TOTAL ORIGINAL BALANCE  :   217,358,546.00

   TOTAL PRINCIPAL BALANCE :   217,106,728.72

   TOTAL ORIGINAL P+I      :     1,763,440.15

   TOTAL CURRENT P+I       :     1,763,440.15


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   Exhibit TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate  Discount Fraction  PO Balance
1974022 148894  0.06845 0.116774194     "$17,387.03 "
1973939 61838   0.0697  0.100645161     "$6,223.70 "
1973959 222940  0.0722  0.068387097     "$15,246.24 "
1974114 142787  0.0722  0.068387097     "$9,764.79 "
3276292 160148  0.0722  0.068387097     "$10,952.04 "
1862556 99518   0.0722  0.068387097     "$6,805.73 "
1974028 123053  0.0722  0.068387097     "$8,415.26 "
3276291 226566  0.07345 0.052258065     "$11,839.92 "
1949534 132428  0.0747  0.036129032     "$4,784.48 "
3275407 112379  0.0747  0.036129032     "$4,060.13 "
1979028 136426  0.07595 0.02    "$2,728.52 "
1973995 70000   0.07595 0.02    "$1,400.01 "
1973973 59143   0.07595 0.02    "$1,182.86 "
3201584 180750  0.07595 0.02    "$3,615.00 "
3232201 157062  0.07595 0.02    "$3,141.24 "
3275406 183468  0.07595 0.02    "$3,669.36 "
3181471 152682  0.07595 0.02    "$3,053.64 "
3306824 471675  0.07595 0.02    "$9,433.50 "
3252611 498961  0.07595 0.02    "$9,979.22 "
1973955 115625  0.0772  0.003870968     $447.58
1973238 35546   0.0772  0.003870968     $137.60
1963039 223393  0.0772  0.003870968     $864.75
1974033 99414   0.0772  0.003870968     $384.83
3194697 378970  0.0772  0.003870968     "$1,466.98 "
3312987 107855  0.0772  0.003870968     $417.50
3272213 510446  0.0772  0.003870968     "$1,975.92 "
3275408 111673  0.0772  0.003870968     $432.28
3282058 81845   0.0772  0.003870968     $316.82
3306842 499681  0.0772  0.003870968     "$1,934.25 "
3310163 187874  0.0772  0.003870968     $727.25
3311904 79892   0.0772  0.003870968     $309.26
3126370 521039  0.0772  0.003870968     "$2,016.93 "

        6293971         2.30561298%     "$145,114.60 "

                                  Exhibit THREE

                          INFORMATION TO BE INCLUDED IN

                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

     (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

     (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

     (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (ix) the number, aggregate principal balance and book value of any REO Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xiv)   the occurrence of the Credit Support Depletion Date;

     (xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvi)   the related Senior Percentage for such Distribution Date;

(xvii)  the aggregate amount of Realized Losses for such Distribution Date;

     (xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

(xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                  Exhibit FOUR

                     STANDARD TERMS OF POOLING AND SERVICING

                     AGREEMENT DATED AS OF DECEMBER 1, 1999

===============================================================================







                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1999

                        Residential Accredit Loans, Inc.

                 Mortgage Asset-Backed Pass-Through Certificates

===============================================================================


                                TABLE OF CONTENTS

                                                                                                                 PAGE

ARTICLE I             DEFINITIONS................................................................................2

         Section 1.01.Definitions................................................................................2

         Section 1.02.Use of Words and Phrases..................................................................30

ARTICLE II            CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES...........................31

         Section 2.01.Conveyance of Mortgage Loans..............................................................31

         Section 2.02.Acceptance by Trustee.....................................................................37

         Section 2.03.Representations, Warranties and Covenants of the Master

                         Servicer and the Company...............................................................38

         Section 2.04.   Representations and Warranties of Sellers..............................................40

ARTICLE III           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................................43

         Section 3.01.   Master Servicer to Act as Servicer.....................................................43

         Section 3.02.   Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of
                         Subservicers' and Sellers' Obligations.................................................44

         Section 3.03.   Successor Subservicers.................................................................45

         Section 3.04.   Liability of the Master Servicer.......................................................46

         Section 3.05.   No Contractual Relationship Between Subservicer and Trustee or Certificateholders......46

         Section 3.06.   Assumption or Termination of Subservicing Agreements by Trustee........................46

         Section 3.07.   Collection of Certain Mortgage Loan Payments;  Deposits to Custodial Account...........47

         Section 3.08.   Subservicing Accounts; Servicing Accounts..............................................49

         Section 3.09.   Access to Certain Documentation and  Information Regarding the Mortgage Loans..........50

         Section 3.10.   Permitted Withdrawals from the Custodial Account.......................................51

         Section 3.11.   Maintenance of the Primary Insurance  Policies; Collections Thereunder.................52

         Section 3.12.   Maintenance of Fire Insurance and  Omissions and Fidelity Coverage.....................53

         Section 3.13.   Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;
                         Certain Assignments....................................................................55

         Section 3.14.   Realization Upon Defaulted Mortgage Loans..............................................57

         Section 3.15.   Trustee to Cooperate; Release of Mortgage Files........................................60

         Section 3.16.   Servicing and Other Compensation; Compensating Interest................................61

         Section 3.17.   Reports to the Trustee and the Company.................................................62

         Section 3.18.   Annual Statement as to Compliance......................................................63

         Section 3.19.   Annual Independent Public Accountants' Servicing Report................................63

         Section 3.20.   Rights of the Company in Respect of the Master Servicer................................64

         Section 3.21.   Administration of Buydown Funds........................................................64

ARTICLE IV            PAYMENTS TO CERTIFICATEHOLDERS............................................................66

         Section 4.01.   Certificate Account....................................................................66

         Section 4.02.   Distributions..........................................................................66

         Section 4.03.   Statements to Certificateholders.......................................................66

         Section 4.04.   Distribution of Reports to the Trustee and  the Company; Advances by the Master
                         Servicer...............................................................................67

         Section 4.05.   Allocation of Realized Losses..........................................................69

         Section 4.06.   Reports of Foreclosures and Abandonment of Mortgaged Property..........................69

         Section 4.07.   Optional Purchase of Defaulted Mortgage Loans..........................................69

         Section 4.08.   Surety Bond............................................................................69

ARTICLE V             THE CERTIFICATES..........................................................................71

         Section 5.01.   The Certificates.......................................................................71

         Section 5.02.   Registration of Transfer and Exchange of Certificates..................................73

         Section 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates......................................78

         Section 5.04.   Persons Deemed Owners..................................................................79

         Section 5.05.   Appointment of Paying Agent............................................................79

         Section 5.06.   Optional Purchase of Certificates......................................................79

ARTICLE VI            THE COMPANY AND THE MASTER SERVICER.......................................................82

         Section 6.01.   Respective Liabilities of the Company and the Master Servicer..........................82

         Section 6.02.   Merger or Consolidation of the Company or the Master Servicer; Assignment of
                         Rights and Delegation of Duties by Master Servicer.....................................82

         Section 6.03.   Limitation on Liability of the Company,  the Master Servicer and Others................83

         Section 6.04.   Company and Master Servicer Not to Resign..............................................84

ARTICLE VII           DEFAULT...................................................................................85

         Section 7.01.   Events of Default......................................................................85

         Section 7.02.   Trustee or Company to Act; Appointment of Successor....................................87

         Section 7.03.   Notification to Certificateholders.....................................................88

         Section 7.04.   Waiver of Events of Default............................................................88

ARTICLE VIII          CONCERNING THE TRUSTEE....................................................................89

         Section 8.01.   Duties of Trustee......................................................................89

         Section 8.02.   Certain Matters Affecting the Trustee..................................................90

         Section 8.03.   Trustee Not Liable for Certificates or Mortgage Loans..................................92

         Section 8.04.   Trustee May Own Certificates...........................................................92

         Section 8.05.   Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification...................92

         Section 8.06.   Eligibility Requirements for Trustee...................................................93

         Section 8.07.   Resignation and Removal of the Trustee.................................................93

         Section 8.08.   Successor Trustee......................................................................94

         Section 8.09.   Merger or Consolidation of Trustee.....................................................95

         Section 8.10.   Appointment of Co-Trustee or Separate Trustee..........................................95

         Section 8.11.   Appointment of Custodians..............................................................96

         Section 8.12.   Appointment of Office or Agency........................................................96

ARTICLE IX            TERMINATION...............................................................................98

         Section 9.01.   Termination Upon Purchase by the Master Servicer  or the Company or Liquidation
                         of All Mortgage Loans..................................................................98

         Section 9.02.   Additional Termination Requirements...................................................100

         Section 9.03.   Termination of Multiple REMICs........................................................101

ARTICLE X             REMIC PROVISIONS.........................................................................102

         Section 10.01.REMIC Administration....................................................................102

         Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification........................105

         Section 10.03.Designation of REMIC(s).................................................................106

ARTICLE XI            MISCELLANEOUS PROVISIONS.................................................................107

         Section 11.01.Amendment...............................................................................107

         Section 11.02.Recordation of Agreement; Counterparts..................................................109

         Section 11.03.Limitation on Rights of Certificateholders..............................................110

         Section 11.04.Governing Law...........................................................................110

         Section 11.05.Notices.................................................................................111

         Section 11.06.Required Notices to Rating Agency and Subservicer.......................................111

         Section 11.07.Severability of Provisions..............................................................111

         Section 11.08.Supplemental Provisions for Resecuritization............................................112


                                    EXHIBITS

Exhibit A:                 Form of Class A Certificate
Exhibit B:                 Form of Class M Certificate
Exhibit C:                 Form of Class B Certificate
Exhibit D:                 Form of Class R Certificate
Exhibit E:                 Form of Seller/Servicer Contract
Exhibit F:                 Forms of Request for Release
Exhibit G-1:               Form of Transfer Affidavit and Agreement
Exhibit G-2:               Form of Transferor Certificate
Exhibit H-1:               Form of Investor Representation Letter
Exhibit H-2:               Form of ERISA Representation Letter
Exhibit H-3:               Form of ERISA Legend
Exhibit I:                 Form of Transferor Representation Letter
Exhibit J:                 Form of Rule 144A Investment Representation Letter
Exhibit K:                 Text of Amendment to Pooling and Servicing Agreemen
                           Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:                 Form of Limited Guaranty
Exhibit M:                 Form of Lender Certification for Assignment of
                           Mortgage Loan
Exhibit N:                 Request for Exchange Form

         This is the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

         The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

SECTION 1.01......DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         ACCRETION TERMINATION DATE:  As defined in the Series Supplement.

         ACCRUAL CERTIFICATES:  As defined in the Series Supplement.

         ACCRUED CERTIFICATE INTEREST: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

         (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

          (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

          (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

         (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     ADDENDUM AND ASSIGNMENT AGREEMENT: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

         ADDITIONAL COLLATERAL: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     ADDITIONAL COLLATERAL LOAN: Each Mortgage Loan that is supported by Additional Collateral.

         ADJUSTED MORTGAGE RATE: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     ADVANCE: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AMBAC: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         AMOUNT HELD FOR FUTURE DISTRIBUTION: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         APPRAISED VALUE: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         ASSIGNED CONTRACTS: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

         ASSIGNMENT: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         ASSIGNMENT AGREEMENT: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         AVAILABLE DISTRIBUTION AMOUNT: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment
Interest Shortfalls incurred on the Mortgage Loans in the related Prepayment Period, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

         BANKRUPTCY CODE:  The Bankruptcy Code of 1978, as amended.

         BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; PROVIDED, HOWEVER, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     BOOK-ENTRY CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

         BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         BUYDOWN FUNDS: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         BUYDOWN MORTGAGE LOAN: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         CASH LIQUIDATION: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     CERTIFICATE ACCOUNT DEPOSIT DATE: As to any Distribution Date, the Business Day prior thereto.

         CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members THEREOF, EXCEPT AS OTHERWISE SPECIFIED HEREIN; PROVIDED, HOWEVER, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     CERTIFICATE PRINCIPAL BALANCE: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

          (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

          (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 5.02.

         CLASS: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     CLASS A-P CERTIFICATE: Any one of the Certificates designated as a Class A-P Certificate.

         CLASS A-P COLLECTION SHORTFALL: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

         CLASS A-P PRINCIPAL DISTRIBUTION AMOUNT:  As defined in Section 4.02.

     CLASSA-V CERTIFICATE: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

         CLASS B CERTIFICATE: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

         CLASS M CERTIFICATE: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

         CLOSING DATE:  As defined in the Series Supplement.

         CODE:  The Internal Revenue Code of 1986.

     COMBINED COLLATERAL LLC: Combined Collateral LLC, a Delaware limited liability company.

         COMPENSATING INTEREST: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

         COOPERATIVE: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     COOPERATIVE   STOCK:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     CREDIT SUPPORT PLEDGE AGREEMENT: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of

Chicago (now known as Bank One, National Association), as custodian.

     CURTAILMENT: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         CUSTODIAL ACCOUNT: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         CUSTODIAL AGREEMENT: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

         CUSTODIAN:  A custodian appointed pursuant to a Custodial Agreement.

         CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     DCR: Duff & Phelps Credit Rating Company, or its successor in interest.

         DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     DEFINITIVE   CERTIFICATE:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         DELINQUENT: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         DEPOSITORY: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         DETERMINATION DATE: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         DISCOUNT FRACTION: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

         DISCOUNT MORTGAGE LOAN: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         DISCOUNT NET MORTGAGE RATE:  As defined in the Series Supplement.

         DISQUALIFIED ORGANIZATION: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         DISTRIBUTION DATE: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     DUE DATE: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     DUE PERIOD: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

         ELIGIBLE ACCOUNT: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         EVENT OF DEFAULT:  As defined in Section 7.01.

     EXCESS BANKRUPTCY LOSS: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     EXCESS FRAUD LOSS: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     EXCESS SPECIAL HAZARD LOSS: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         EXCESS SUBORDINATE PRINCIPAL AMOUNT: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         EXTRAORDINARY EVENTS: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.       by military, naval or air forces; or

3.       by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     EXTRAORDINARY LOSSES: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC:   Federal   Home  Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         FITCH IBCA:  Fitch IBCA, Inc. or its successor in interest.

         FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FORECLOSURE PROFITS: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     FRAUD LOSSES: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     HIGHEST PRIORITY: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         INDEPENDENT: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         INITIAL CERTIFICATE PRINCIPAL BALANCE: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         INITIAL MONTHLY PAYMENT FUND: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

         INITIAL NOTIONAL AMOUNT: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     INITIAL SUBORDINATE CLASS PERCENTAGE: As defined in the Series Supplement.

         INSURANCE PROCEEDS: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     INSURER: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

         INTEREST ACCRUAL PERIOD: As defined in the Series Supplement.

     INTEREST ONLY CERTIFICATES: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

         INTERNATIONAL BORROWER: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     JUNIOR CERTIFICATEHOLDER: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

         JUNIOR CLASS OF CERTIFICATES: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

         LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         LIQUIDATION PROCEEDS: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         LOAN GROUP: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

         LOAN-TO-VALUE RATIO: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         LOWER PRIORITY: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

         LOWEST PRIORITY: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         MATURITY DATE: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)  SYSTEM:  The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     MODIFIED MORTGAGE LOAN: Any Mortgage Loan that has been the subject of a Servicing Modification.

         MODIFIED NET MORTGAGE RATE: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM LOAN: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         MONTHLY PAYMENT: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

       MOODY'S:  Moody's Investors Service, Inc., or its successor in interest.

         MORTGAGE: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         MORTGAGE FILE: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         MORTGAGE LOANS: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         MORTGAGE LOAN SCHEDULE:  As defined in the Series Supplement.

         MORTGAGE NOTE: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     MORTGAGE POOL: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     MORTGAGE RATE: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

         MORTGAGED PROPERTY: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         MORTGAGOR:  The obligor on a Mortgage Note.

         NET MORTGAGE RATE: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     NON-DISCOUNT MORTGAGE LOAN: A Mortgage Loan that is not a Discount Mortgage Loan.

     NON-PRIMARY RESIDENCE LOANS: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     NON-UNITED STATES PERSON:  Any Person other than a United States Person.

         NONRECOVERABLE ADVANCE: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     NONSUBSERVICED MORTGAGE LOAN: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

         NOTIONAL AMOUNT: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         OPINION OF COUNSEL: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         PASS-THROUGH RATE:  As defined in the Series Supplement.

     PAYING AGENT: The Trustee or any successor Paying Agent appointed by the Trustee.

         PERCENTAGE INTEREST: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         PERMITTED INVESTMENTS:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)     other  obligations  or  securities  that are  acceptable to each Rating
         Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

PROVIDED, HOWEVER, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     PERMITTED TRANSFEREE: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

         PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PLEDGED AMOUNT: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

         PLEDGED ASSET LOAN: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

         PLEDGED ASSETS: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

         PLEDGED ASSET MORTGAGE SERVICING AGREEMENT: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

         POOLING AND SERVICING AGREEMENT OR AGREEMENT: With respect to any Series, this Standard Terms together with the related Series Supplement.

     POOL STATED PRINCIPAL BALANCE: As to any Distribution Date, the aggregate of the Stated Principal
Balances of each Mortgage Loan.

         POOL STRIP RATE: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         PREPAYMENT DISTRIBUTION TRIGGER: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

         PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     PREPAYMENT PERIOD: As to any Distribution Date, the calendar month preceding the month of distribution.

     PRIMARY  INSURANCE  POLICY:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     PRINCIPAL ONLY CERTIFICATES: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

         PRINCIPAL PREPAYMENT: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     PROGRAM GUIDE: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

         PURCHASE PRICE: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

         (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

         (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

         (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

          (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

          (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

         (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         RATING AGENCY: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         REALIZED LOSS:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

         (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
                  (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

         (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         RECORD DATE: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     REGULAR CERTIFICATE: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

         REMIC ADMINISTRATOR: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO ACQUISITION: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO DISPOSITION: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO IMPUTED INTEREST: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO PROCEEDS: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO PROPERTY: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         REQUEST FOR RELEASE: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

         REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         REQUIRED SURETY PAYMENT: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     RESIDENTIAL   FUNDING:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

         RETAIL CERTIFICATES: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

         SCHEDULE OF DISCOUNT FRACTIONS: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     SELLER: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

         SELLER'S AGREEMENT: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         SENIOR ACCELERATED DISTRIBUTION PERCENTAGE: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

PROVIDED, HOWEVER,

         (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X) the  outstanding  principal  balance of the Mortgage
         Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                   (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

         (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

         SENIOR CERTIFICATE:  AS DEFINED IN THE Series Supplement.

         SENIOR PERCENTAGE: As defined in the Series Supplement.

         SENIOR  SUPPORT   CERTIFICATE:   A  Senior  Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     SERIES: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

         SERIES SUPPLEMENT: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     SERVICING ACCOUNTS: The account or accounts created and maintained pursuant to Section 3.08.

         SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         SERVICING FEE: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         SERVICING MODIFICATION: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

         SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         SPECIAL HAZARD LOSS: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         STATED PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         SUBCLASS: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

         SUBORDINATE CERTIFICATE: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         SUBORDINATE CLASS PERCENTAGE: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         SUBORDINATE PERCENTAGE: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     SUBSERVICED MORTGAGE LOAN: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         SUBSERVICER: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         SUBSERVICER ADVANCE: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     SUBSERVICING ACCOUNT: An account established by a Subservicer in accordance with Section 3.08.

         SUBSERVICING AGREEMENT: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

         SUBSERVICING FEE: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     SURETY: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

         SURETY BOND: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

         TAX RETURNS: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     TRANSFEROR: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         TRUST FUND: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
         Section 2.01, and

(v) all proceeds of clauses (i) through (iv) above.

         UNIFORM SINGLE ATTESTATION PROGRAM FOR MORTGAGE BANKERS: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         UNINSURED CAUSE: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

SECTION 1.02.     USE OF WORDS AND PHRASES.

         "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     CONVEYANCE OF MORTGAGE LOANS.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

         and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     A  counterpart  of  the   Cooperative   Lease  and  the  Assignment  of
         Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)      The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

         Any of the  items  set  forth in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the
Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage LOANS WHICH ARE REPURCHASED IN ACCORDANCE WITH THIS AGREEMENT) IN SUCH COMPUTER FILES
(A) THE CODE "[IDENTIFY TRUSTEE SPECIFIC CODE]" IN THE FIELD "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) THE CODE "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

SECTION 2.02.     ACCEPTANCE BY TRUSTEE.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

         If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage

Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

SECTION 2.03.     REPRESENTATIONS, WARRANTIES AND COVENANTS
                           OF THE MASTER SERVICER AND THE COMPANY.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The  Master  Servicer  will  comply  in all  material  respects  in the
         performance  of  this   Agreement   with  all   reasonable   rules  and
         requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

SECTION 2.04.     REPRESENTATIONS AND WARRANTIES OF SELLERS.

         The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the

Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

                                   ARTICLE III



                          ADMINISTRATION AND SERVICING


                                OF MORTGAGE LOANS

SECTION 3.01.     MASTER SERVICER TO ACT AS SERVICER.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

SECTION 3.02. SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS; ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different SUBSERVICING AGREEMENTS; PROVIDED, HOWEVER, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

SECTION 3.03.     SUCCESSOR SUBSERVICERS.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of THIS AGREEMENT; PROVIDED, HOWEVER, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

SECTION 3.04.     LIABILITY OF THE MASTER SERVICER.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

SECTION 3.05.     NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND
                           TRUSTEE OR CERTIFICATEHOLDERS.

         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

SECTION 3.06.   ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

SECTION 3.07.     COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS;
                           DEPOSITS TO CUSTODIAL ACCOUNT.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; PROVIDED, HOWEVER, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the CLASSES OF CERTIFICATES AFFECTED THEREBY; PROVIDED, HOWEVER, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); PROVIDED, HOWEVER, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in DEFAULT OR, IN THE JUDGMENT OF THE MASTER SERVICER, SUCH DEFAULT IS REASONABLY FORESEEABLE; AND PROVIDED, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)    Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

SECTION 3.08.     SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

SECTION 3.09.     ACCESS TO CERTAIN DOCUMENTATION AND
                           INFORMATION REGARDING THE MORTGAGE LOANS.

         If  compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

SECTION 3.10.     PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
         Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

SECTION 3.11.     MAINTENANCE OF THE PRIMARY INSURANCE
                           POLICIES; COLLECTIONS THEREUNDER.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or

Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

SECTION 3.12.     MAINTENANCE OF FIRE INSURANCE AND

                           OMISSIONS AND FIDELITY COVERAGE.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on SUCH MORTGAGE LOAN OR 100 PERCENT OF THE INSURABLE VALUE OF THE IMPROVEMENTS; PROVIDED, HOWEVER, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

SECTION 3.13.     ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND

                           MODIFICATION AGREEMENTS; CERTAIN ASSIGNMENTS.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.

Notwithstanding the foregoing:

(i)      the Master  Servicer  shall not be deemed to be in  default  under this
         Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or THE TRANSFER OF THE MORTGAGED PROPERTY TO SUCH PERSON; PROVIDED, HOWEVER, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged

Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

SECTION 3.14.     REALIZATION UPON DEFAULTED MORTGAGE LOANS.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

                  In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

                  For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

                  Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

SECTION 3.15.     TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

SECTION 3.16.     SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

SECTION 3.17.     REPORTS TO THE TRUSTEE AND THE COMPANY.

         Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

SECTION 3.18.     ANNUAL STATEMENT AS TO COMPLIANCE.

         The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

SECTION 3.19.     ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

         On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

SECTION 3.20.     RIGHTS OF THE COMPANY IN RESPECT OF THE MASTER SERVICER.

         The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

SECTION 3.21.     ADMINISTRATION OF BUYDOWN FUNDS

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     CERTIFICATE ACCOUNT.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

SECTION 4.02.     DISTRIBUTIONS.

                           As provided in Section 4.02 of the Series Supplement.

SECTION 4.03.     STATEMENTS TO CERTIFICATEHOLDERS.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable REPORTING REQUIREMENTS UNDER RULE 144A.

SECTION 4.04.     DISTRIBUTION OF REPORTS TO THE TRUSTEE AND
                           THE COMPANY; ADVANCES BY THE MASTER SERVICER.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The

Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The  Trustee  shall  deposit  all funds it  receives  pursuant  to this
Section 4.04 into the Certificate Account.

SECTION 4.05.     ALLOCATION OF REALIZED LOSSES.

                                    As  provided  in Section  4.05 of the Series
Supplement.

SECTION 4.06.     REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

SECTION 4.07.     OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

SECTION 4.08.     SURETY BOND.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.     THE CERTIFICATES.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of

Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If  (i)(A)  the  Company  advises  the  Trustee  in  writing  that  the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

SECTION 5.02.     REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the COMPANY OR THE MASTER SERVICER; PROVIDED, HOWEVER, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e) (i) In the case of any Senior Support, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either
     (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Senior Support Certificate or Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Senior

     Support, Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                  (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be REQUIRED WITH RESPECT TO THE TRANSFER OF ANY SENIOR SUPPORT CERTIFICATE OR Class M Certificate TO A DEPOSITORY, OR FOR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN a Senior Support Certificate or Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Senior Support Certificate or Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either
                  (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

                  (iii) (A) If any Senior Support Certificate or Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Senior Support Certificate or Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                           (B) Any purported Certificate Owner whose acquisition
                  or  holding  of  any  Book-Entry  Mezzanine   Certificate  (or
                  interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)      The  provisions of this Section  5.02(f) set forth prior to this clause
         (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

SECTION 5.03.     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04.     PERSONS DEEMED OWNERS.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

SECTION 5.05.     APPOINTMENT OF PAYING AGENT.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

SECTION 5.06.     OPTIONAL PURCHASE OF CERTIFICATES.

(a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

(i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

(ii)     the purchase price therefor, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

(c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI



                       THE COMPANY AND THE MASTER SERVICER

SECTION 6.01.     RESPECTIVE LIABILITIES OF THE COMPANY AND THE MASTER SERVICER.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     SECTION 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER; ASSIGNMENT OF RIGHTS AND DELEGATION OF DUTIES BY MASTER SERVICER.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

SECTION 6.03.     LIMITATION ON LIABILITY OF THE COMPANY,
                          THE MASTER SERVICER AND OTHERS.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for ERRORS IN JUDGMENT; PROVIDED, HOWEVER, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

SECTION 6.04.     COMPANY AND MASTER SERVICER NOT TO RESIGN.

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII


                                     DEFAULT

SECTION 7.01.     EVENTS OF DEFAULT.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

SECTION 7.02.     TRUSTEE OR COMPANY TO ACT; APPOINTMENT OF SUCCESSOR.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account PURSUANT TO SECTIONS 3.07(C) AND 4.01(B) BY THE TERMS AND PROVISIONS HEREOF); PROVIDED, HOWEVER, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor SHALL AGREE; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 7.03.     NOTIFICATION TO CERTIFICATEHOLDERS.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

SECTION 7.04.     WAIVER OF EVENTS OF DEFAULT.

         The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default HEREUNDER MAY WAIVE SUCH DEFAULT OR EVENT OF DEFAULT; PROVIDED, HOWEVER, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII


                             CONCERNING THE TRUSTEE

SECTION 8.01.     DUTIES OF TRUSTEE.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own NEGLIGENT ACTION, ITS OWN NEGLIGENT FAILURE TO ACT OR ITS OWN WILLFUL MISCONDUCT; PROVIDED, HOWEVER, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
         (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

SECTION 8.02.     CERTAIN MATTERS AFFECTING THE TRUSTEE.

(a)      Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating NOT LESS THAN 50%; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the -------- ------- costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

SECTION 8.03.     TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

SECTION 8.04.     TRUSTEE MAY OWN CERTIFICATES.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.     MASTER SERVICER TO PAY TRUSTEE'S FEES

                           AND EXPENSES; INDEMNIFICATION.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

SECTION 8.06.     ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

SECTION 8.07.     RESIGNATION AND REMOVAL OF THE TRUSTEE.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08.     SUCCESSOR TRUSTEE.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 8.09.     MERGER OR CONSOLIDATION OF TRUSTEE.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

SECTION 8.10.     APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11.     APPOINTMENT OF CUSTODIANS.

         The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

SECTION 8.12.     APPOINTMENT OF OFFICE OR AGENCY.

         The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

SECTION 9.01.     TERMINATION UPON PURCHASE BY THE MASTER SERVICER
                           OR THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

         The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

(b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)     the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining

Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

SECTION 9.02.     ADDITIONAL TERMINATION REQUIREMENTS.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under
         Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

SECTION 9.03.     TERMINATION OF MULTIPLE REMICS.

         If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X



                                REMIC PROVISIONS

SECTION 10.01.    REMIC ADMINISTRATION.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated Class A-V REMIC Regular Interest, if any) and the rights to the Interest Only Certificates and Uncertificated Class A-V REMIC Regular Interest would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

SECTION 10.02. MASTER SERVICER, REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

SECTION 10.03.    DESIGNATION OF REMIC(S).

         As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01.    AMENDMENT.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of

         Counsel, adversely affect in any material respect the interests of any Certificateholder or

                  (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; PROVIDED, HOWEVER, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

SECTION 11.02.    RECORDATION OF AGREEMENT; COUNTERPARTS.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 11.03.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.04.    GOVERNING LAW.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.05.    NOTICES.

         As provided in Section 11.05 of the Series Supplement.

SECTION 11.06.    REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.

         The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
         3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,

PROVIDED, HOWEVER, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

SECTION 11.07.    SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.08.    SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.

         This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

                                    EXHIBIT A

     FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]


CERTIFICATE NO.                  [        %][Variable] Pass-Through Rate [based on a
                                 Notional Amount]

CLASS A-     Senior

DATE OF POOLING AND SERVICING    [PERCENTAGE INTEREST:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal Balance]

                                 [[Interest Only/Class A-V] Notional Amount] [Subclass

FIRST DISTRIBUTION DATE:         NOTIONAL AMOUNT] OF THE CLASS A-     Certificates:
_________ 25, ____

                                 [Initial] [Certificate Principal

Master Servicer:                 Balance] [Interest Only/Class A-V] [Subclass]
Residential Funding              Notional Amount] of this Certificate:
CORPORATION                      $                          ]

Assumed Final                    CUSIP 76110F-
Distribution Date:

___________ 25, ____




                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE

                                 SERIES ____-___

                  evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     THIS CERTIFIES THAT _________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the AGGREGATE [INITIAL CERTIFICATE PRINCIPAL BALANCE OF ALL CLASS A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of CLASS A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [INTEREST ONLY/CLASS A-V] CERTIFICATES.] [THE SUBCLASS NOTIONAL AMOUNT OF THE [INTEREST ONLY/CLASS A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- CERTIFICATES IMMEDIATELY PRIOR TO SUCH DATE.] [THE [INTEREST ONLY/CLASS A-V][- ] Certificates have no Certificate Principal Balance.]

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                              [_________________________],

                                   as Trustee

                                                     BY:
                                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A- Certificates referred to in the within-mentioned Agreement.

                                           [---------------------------],
                                                     as Certificate Registrar

                                              BY:
                                                     Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like DENOMINATION AND CLASS, TO THE ABOVE NAMED ASSIGNEE AND DELIVER SUCH CERTIFICATE TO THE FOLLOWING ADDRESS:
_________________________________________________________________________
_________________________________________________________________________




Dated:                        Signature by or on behalf of assignor

                               Signature Guaranteed




                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

         NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT

(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(B), A "COMPLYING INSURANCE COMPANY").

         NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

                  1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

                  2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR
         (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


CERTIFICATE NO.                                              [      ]% Pass-Through Rate

CLASS M-    Subordinate                                      Aggregate Certificate
                                                             Principal Balance

Date of Pooling and Servicing                                of the Class M Certificates:
Agreement and Cut-off Date:                                  $

___________ 1, ____

                                                             Initial Certificate Principal

First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $

Master Servicer:                                             CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                 SERIES ____-___

         EVIDENCING A PERCENTAGE INTEREST IN ANY DISTRIBUTIONS ALLOCABLE TO THE CLASS M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one-to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     THIS CERTIFIES THAT ________________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance OF THIS CERTIFICATE BY THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF ALL CLASS M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of CLASS M-Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                [____________________________],

                                   as Trustee

                                                     BY:
                                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS M- Certificates referred to in the within-mentioned Agreement.

                                       [-------------------------],
                                               as Certificate Registrar

                                       BY:
                                              Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

DATED:
                                       Signature by or on behalf of assignor

                                              Signature Guaranteed




                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

CERTIFICATE NO.                      [      ]% Pass-Through Rate

CLASS B-     Subordinate             Aggregate Certificate
                                     Principal Balance

Date of Pooling and Servicing        of the Class B-
Agreement and Cut-off Date:          Certificates as of
___________ 1, ____                  the Cut-off Date:

                                     $
First Distribution Date:

_________ 25, ____                   Initial Certificate Principal
                                     Balance of this Certificate:
Master Servicer:                     $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                 SERIES ____-___

        EVIDENCING A PERCENTAGE  INTEREST IN ANY DISTRIBUTIONS  ALLOCABLE TO THE
        CLASS B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this CERTIFICATE BY THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF ALL CLASS B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one-to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                   [_____________________________],
                                               as Trustee

                                         BY:
                                                Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS M- Certificates referred to in the within-mentioned Agreement.

                                         [---------------------------],
                                                as Certificate Registrar

                                         BY:
                                                Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto (Please print or typewrite name and

address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

DATED:
                           Signature by or on behalf of assignor

                                  Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION

775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



CERTIFICATE NO.                             [      ]% Pass-Through Rate

Class R Senior                              Aggregate Initial Certificate
                                            Principal Balance of the

Date of Pooling and Servicing               Class R Certificates:
Agreement and Cut-off Date:                 $100.00

___________ 1, ____

                                            Initial Certificate Principal

First Distribution Date:                    Balance of this Certificate:
_________ 25, ____                          $

Master Servicer:                            Percentage Interest:
RESIDENTIAL FUNDING CORPORATION                           %

Assumed Final Distribution Date:            CUSIP 76110F-
___________ 25, ____

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,

                                 SERIES ____-___

         evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     THIS CERTIFIES THAT _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  Initial
Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the

Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals  from the Custodial
Account   and/or  the   Certificate   Account   created   for  the   benefit  of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                        [____________________________],

                                   as Trustee

                                                     BY:
                                                     Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                            [----------------------------],
                                                   as Certificate Registrar

                                            BY:
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

DATED:
                                    Signature by or on behalf of assignor

                                           Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of ____________________________ account number _______________, or, if mailed by check, to __________________________.  Applicable statements should be mailed to
________________________________.

     This information is provided by _____________________ , the assignee named above, or _______________, as its agent.

                                    EXHIBIT E

                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, THIS "CONTRACT") IS MADE THIS ____ DAY OF _____, 19___ , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and ______________________________ (the
"Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.       INCORPORATION OF GUIDES BY REFERENCE.

         The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; PROVIDED, HOWEVER, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.       AMENDMENTS.

         This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.       REPRESENTATIONS AND WARRANTIES.

A.       RECIPROCAL REPRESENTATIONS AND WARRANTIES.

                  The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

B.       SELLER/SERVICER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.       REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.       SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.       PRIOR AGREEMENTS SUPERSEDED.

         This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       ASSIGNMENT.

         This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       NOTICES.

         All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

       -----------------------------------------------------------------

       -----------------------------------------------------------------
       Attention:

       -----------------------------------------------------------------
       TELEFACSIMILE NUMBER:  (      )       -
                               ------  ------
       -----------------------------------------------------------------
9.       JURISDICTION AND VENUE.

         Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      MISCELLANEOUS.

         This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[CORPORATE SEAL]

                                                  (NAME OF SELLER/SERVICER)

BY:                           By:

       (SIGNATURE)                                (SIGNATURE)
BY:                           By:

       (TYPED NAME)                               (TYPED NAME)
TITLE:                        Title:

=============================================== ================================
ATTEST:                                         RESIDENTIAL FUNDING CORPORATION

[CORPORATE SEAL]

BY:                                             By:

       (SIGNATURE)                                                  (SIGNATURE)
BY:                                             By:

       (TYPED NAME)                                                 (TYPED NAME)
TITLE:                                          Title:

                                 EXHIBIT F

                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:

Account#:
Pool#:

Loan#:

MIN#:
Borrower Name(s):

Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:      [ ]   Promissory Note
                         [ ]   Primary Insurance Policy
                         [ ]   Mortgage or Deed of Trust
                         [ ]   Assignment(s) of Mortgage or Deed of Trust
                         [ ]   Title Insurance Policy
                         [ ]   Other:

NAME:
TITLE:
DATE:

                              EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )
                                        )    ss.:

COUNTY OF                               )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [CORPORATION] DULY ORGANIZED AND EXISTING UNDER THE LAWS OF [THE STATE OF______________ ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9. THE OWNER'S TAXPAYER IDENTIFICATION NUMBER IS _____________________.

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto ATTACHED, ATTESTED BY ITS [ASSISTANT] SECRETARY, THIS ____ DAY OF ________, 199___ .

                                                     [NAME OF OWNER]

                                                     BY:
                                                            [Name of Officer]
                                                            [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  SUBSCRIBED AND SWORN BEFORE ME THIS_____DAY OF _____, 199__.




                            NOTARY PUBLIC

                     COUNTY OF
                     STATE OF

             MY COMMISSION EXPIRES THE DAY OF , 19 .

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                            , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, Minnesota  55437


Attention:  Residential Funding Corporation Series ____-___

                  Re: Mortgage Asset-Backed Pass-Through Certificates, SERIES ____-___, CLASS R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ______________________ (the "Seller") to _____________________________ (THE
"PURCHASER") OF $_________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

15. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

16. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

17. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

18. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                                     Very truly yours,

                                    (Seller)

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                   EXHIBIT H-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                                        , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

                  RE:      Mortgage Asset-Backed Pass-Through Certificates,

                           SERIES ____-___, [CLASS B-]

Ladies and Gentlemen:

     _______________________(the   "Purchaser")   intends   to   purchase   from
____________________________(THE   "SELLER")   $_______________________  Initial
CERTIFICATE PRINCIPAL BALANCE OF MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES ____-___, CLASS (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and
                  (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private PLACEMENT MEMORANDUM, DATED _______________, 19___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar  security  with any  person in any  manner,  (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                                     Very truly yours,

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                   EXHIBIT H-2

                       FORM OF ERISA REPRESENTATION LETTER

                                                            , 199

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437


Attention:        Residential Funding Corporation Series ____-___

                  RE:   MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES
                           ____-___, CLASS M-
Ladies and Gentlemen:

     _____________________   (the   "Purchaser")   intends  to   purchase   from
________________________  (THE "SELLER")  $________________  Initial Certificate
PRINCIPAL BALANCE OF MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES ____-___, CLASS M- (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and __________________, as (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that either:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as
                  amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any
                  Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), ), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

                           In  addition,   the   Purchaser   hereby   certifies,
                  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either
                  (a) or (b) above.

                                                     Very truly yours,

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                   EXHIBIT H-3

                              FORM OF ERISA LEGEND

         Each beneficial owner of a book-entry Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either:

                  (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
         (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

         Any purported beneficial owner of a book-entry Class M Certificate (or interest therein) to whom either (a) or (b) above does not apply shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of its acquisition or holding of such Certificate.

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437


Attention: Residential Funding Corporation Series ____-___

                  Re: Mortgage Asset-Backed Pass-Through Certificates, SERIES ____-___, [CLASS B-]
Ladies and Gentlemen:

                  IN CONNECTION WITH THE SALE BY (THE "SELLER") TO (the "PURCHASER") OF $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through CERTIFICATES, SERIES ____-___, CLASS (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                     Very truly yours,

                                    (Seller)

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description  of Rule  144A  Securities,  including
numbers:

                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  [3.      The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                           Print Name of Buyer
BY:                                            By:

    Name:                                          Name:
    Title:                                         Title:

Taxpayer Identification                        Taxpayer Identification:
NO.                                            No:
DATE:                                          Date:

                              ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or INVESTED ON A DISCRETIONARY BASIS $__________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 AS DEMONSTRATED IN ITS LATEST ANNUAL FINANCIAL STATEMENTS, A COPY OF WHICH IS ATTACHED HERETO.

___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity iS the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act oF 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. THE TERM "SECURITIES" AS USED HEREIN DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                Will the Buyer be purchasing the Rule 144A

Yes              No             Securities only for the Buyer's own account?


6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     BY:
                                                            Name:

                                                            Title:

                                                     DATE:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

___ THE BUYER OWNED $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. THE TERM "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. THE TERM "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     BY:
                                                            NAME:
                                                            TITLE:

                                 IF AN ADVISER:

                                                     Print Name of Buyer

                                                     DATE:

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING

                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A

                                LIMITED GUARANTY]

                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

                  SECTION 12.01. SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such AMOUNT WERE TO BE DISTRIBUTED PURSUANT TO SECTION 4.02(A); PROVIDED, HOWEVER, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X)
                minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

                  (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  SECTION 12.02. AMENDMENTS RELATING TO THE LIMITED GUARANTY. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

                        RESIDENTIAL ACCREDIT LOANS, INC.

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series ____-___

                                                                     , 199

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Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

                  WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), RESIDENTIAL FUNDING AND __________________ (THE "TRUSTEE") AS AMENDED BY AMENDMENT NO. thereto, dated as OF , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

                  WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,   in  consideration  of  the  premises  herein
contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

14. PROVISION OF FUNDS. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

                  (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

15. WAIVER. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

16. MODIFICATION, AMENDMENT AND TERMINATION. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

17. SUCCESSOR. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

18. GOVERNING LAW. This Limited Guaranty shall be governed by the laws of the State of New York.

19. AUTHORIZATION AND RELIANCE. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

20. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

21. COUNTERPARTS. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION

                                                     NAME:
                                                     TITLE:

Acknowledged by:

------------------,
     as Trustee

BY:
NAME:
TITLE:

RESIDENTIAL ACCREDIT LOANS, INC.

BY:
NAME:
TITLE:

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                , 19

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard

Suite 600
Minneapolis, Minnesota  55437

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Attention:  Residential Funding Corporation Series ____-___

                  RE:   MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES

                           ____-___ ASSIGNMENT OF MORTGAGE LOAN

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by _______________________ (THE "TRUSTEE") TO ________________________________-
(the "LENDER") OF (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                    (Lender)

                                                     BY:
                                                     NAME:
                                                     TITLE:

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

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                  Re:      Residential Accredit Loans, Inc.,

                           Mortgage Asset-Backed Pass-Through Certificates,

                           SERIES ____-___

                  RESIDENTIAL FUNDING CORPORATION, AS THE HOLDER OF A % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [INTEREST ONLY/CLASS A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial PASS-THROUGH RATE ON THE [INTEREST ONLY/CLASS A-V]- Certificates will be $________ AND _______%, respectively.

2.       [Repeat as appropriate.]

                  The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.

                                      RESIDENTIAL FUNDING CORPORATION

                                      BY:

                                      Name:

                                     Title: